                                             1933 Act Registration No. 333-07463
                                             1940 Act Registration No. 811-07687

    As filed with the Securities and Exchange Commission on December 10, 2008

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]
                      Pre-Effective Amendment No. _____            [ ]
                      Post-Effective Amendment No. 28              [X]

                                     and/or

               REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                   ACT OF 1940
                              Amendment No. 28                     [X]

                       FIRST AMERICAN STRATEGY FUNDS, INC.
               (Exact Name of Registrant as Specified in Charter)

                                800 Nicollet Mall
                          Minneapolis, Minnesota 55402
               (Address of Principal Executive Offices) (Zip Code)

                                 (612) 303-7987
              (Registrant's Telephone Number, including Area Code)

                                Richard J. Ertel
                               U.S. Bancorp Center
                          800 Nicollet Mall, BC-MN-H04N
                          Minneapolis, Minnesota 55402
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

[X]   immediately upon filing pursuant to paragraph (b) of Rule 485.

[ ]   on (date) pursuant to paragraph (b) of Rule 485.

[ ]   60 days after filing pursuant to paragraph (a)(1) of Rule 485.

[ ]   on (date) pursuant to paragraph (a)(1) of Rule 485.

[ ]   75 days after filing pursuant to paragraph (a)(2) of Rule 485.

[ ]   on (date) pursuant to paragraph (a)(2) of Rule 485.

(FIRST AMERICAN FUNDS LOGO)



December 10, 2008

PROSPECTUS
First American Strategy Funds, Inc.
ASSET CLASS - ASSET ALLOCATION FUNDS

ASSET ALLOCATION FUNDS


Class A, Class B, Class C, Class R, and Class Y Shares



STRATEGY AGGRESSIVE GROWTH ALLOCATION FUND

STRATEGY GROWTH ALLOCATION FUND

STRATEGY BALANCED ALLOCATION FUND
(formerly Strategy Growth & Income Allocation Fund)

Strategy Conservative Allocation Fund
(formerly Strategy Income Allocation Fund)



As with all mutual funds, the Securities and Exchange
Commission has not approved or disapproved the shares of these funds, or determined if the information in this prospectus is accurate or complete. Any statement to the contrary is a criminal offense.

TABLE OF
CONTENTS



FUND SUMMARIES
   Introduction                                                               1
   Objectives and Principal Investment Strategies                             2
   Principal Risks                                                            3
   Fund Performance                                                           6
   Fees and Expenses                                                         10
POLICIES AND SERVICES
   Purchasing, Redeeming, and Exchanging Shares                              14
   Managing Your Investment                                                  24
ADDITIONAL INFORMATION
   Management                                                                25
   More About the Funds                                                      27
   The Underlying Funds                                                      28
   Financial Highlights                                                      57
FOR MORE INFORMATION                                                 Back Cover






Please find FIRST AMERICAN FUNDS' PRIVACY POLICY inside the back cover of this
                                   Prospectus.

       Fund Summaries
       Introduction

               This section of the prospectus describes the objectives of the First American Asset Allocation Funds ("funds"), summarizes the principal investment strategies used by each fund in trying to achieve its objective, and highlights the principal risks involved with these strategies. It also provides you with information about the performance, fees, and expenses of the funds.

               AN INVESTMENT IN THE FUNDS IS NOT A DEPOSIT OF U.S. BANK NATIONAL ASSOCIATION AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

               THIS PROSPECTUS AND THE RELATED STATEMENT OF
               ADDITIONAL INFORMATION (SAI) DO NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY SHARES IN THE FUNDS, NOR SHALL ANY SUCH SHARES BE OFFERED OR SOLD TO ANY PERSON IN ANY JURISDICTION IN WHICH AN OFFER, SOLICITATION, PURCHASE, OR SALE WOULD BE UNLAWFUL UNDER THE SECURITIES LAWS OF SUCH JURISDICTION.

               THE FUNDS MAY BE OFFERED ONLY TO PERSONS IN THE
               UNITED STATES. THIS PROSPECTUS SHOULD NOT BE
               CONSIDERED A SOLICITATION OR OFFERING OF FUND
               SHARES OUTSIDE THE UNITED STATES.


                                     1
                  PROSPECTUS - First American Asset Allocation Funds

Fund Summaries

Objectives and Principal Investment Strategies

Each of the funds described in this prospectus is a "fund of funds." The funds are intended to provide differing balances between the objectives of current income and growth of capital. Each fund seeks to achieve its objective by investing primarily in a variety of other mutual funds (underlying funds) which are also advised by the funds' investment advisor. The underlying funds consist of the following:

EQUITY FUNDS
Equity Income Fund
Equity Index Fund
Quantitative Large Cap Core Fund
Quantitative Large Cap Growth Fund
Quantitative Large Cap Value Fund
Large Cap Growth Opportunities Fund
Large Cap Select Fund
Large Cap Value Fund
Mid Cap Growth Opportunities Fund
Mid Cap Index Fund
Mid Cap Value Fund
Small-Mid Cap Core Fund
Small Cap Growth Opportunities Fund
Small Cap Index Fund
Small Cap Select Fund
Small Cap Value Fund
Real Estate Securities Fund
Global Infrastructure Fund
International Fund
International Select Fund

FIXED INCOME FUNDS
Core Bond Fund
High Income Bond Fund
Inflation Protected Securities Fund

Intermediate Government Bond Fund


Intermediate Term Bond Fund

Short Term Bond Fund
Total Return Bond Fund

U.S. Government Mortgage Fund


MONEY MARKET FUNDS
Prime Obligations Fund

Each of the funds also may invest, to the limited extent described below, in securities that provide the funds with exposure to the performance of commodities.


On December 3, 2008, the funds' board of directors approved changing the names of Strategy Growth & Income Allocation Fund and Strategy Income Allocation Fund to Strategy Balanced Allocation Fund and Strategy Conservative Allocation Fund, respectively, effective on the date of this prospectus. The name changes do not involve changes to the funds' investment objectives or investment strategies.


OBJECTIVES

STRATEGY AGGRESSIVE GROWTH ALLOCATION FUND seeks a high level of capital growth.

STRATEGY GROWTH ALLOCATION FUND seeks capital growth with a moderate level of current income.


STRATEGY BALANCED ALLOCATION FUND seeks both capital growth and current income.



STRATEGY CONSERVATIVE ALLOCATION FUND seeks a high level of current income consistent with limited risk to capital.


PRINCIPAL INVESTMENT STRATEGIES


The Strategy Aggressive Growth Allocation Fund and Strategy Growth Allocation Fund seek to achieve their objectives by providing high allocations to various underlying funds that invest primarily in equity securities, including small company and international company equity securities, with relatively little emphasis on underlying funds that invest primarily in fixed income securities. Strategy Balanced Allocation Fund takes a more evenly balanced approach to underlying funds that invest primarily in equity securities and underlying funds that invest primarily in fixed income investments. Strategy Conservative Allocation Fund provides a high allocation to underlying funds that invest primarily in fixed income investments, but also has a limited exposure to underlying funds that invest primarily in equities, which is designed to help offset inflation and provide a source for potential increases in income over time. In addition to investing in the underlying funds, each fund also may invest in securities that will expose the fund to the performance of a commodity or commodity index, including, but not limited to, exchange traded funds. Strategy Aggressive Growth Allocation Fund and Strategy Growth Allocation Fund each may invest up to 10% of its total assets in such securities, and Strategy Balanced Allocation Fund and Strategy Conservative Allocation Fund each may invest up to 5% of its total assets in such securities. Each fund may invest in exchange-traded funds (in addition to those providing commodities exposure), closed-end investment companies, and other investment companies not affiliated with the fund, provided that the fund invests no more than 10% of its total assets, collectively, in unaffiliated investment companies.



The funds and the advisor currently have pending with the Securities and Exchange Commission (SEC) an application for exemptive relief, which, if granted by the SEC, will allow each fund to utilize derivatives. If the SEC grants the exemptive relief, each fund would be allowed to utilize the following derivatives: options; futures contracts; options on futures contracts; interest rate caps and floors; foreign currency contracts; options on foreign currencies; interest rate, total return and credit default swap agreements; and options on the foregoing types of swap agreements. The funds would use these derivatives in an attempt to manage market risk, currency risk, credit risk and yield curve risk; to manage the effective maturity or duration of securities in a fund's, or underlying fund's, portfolio; or for speculative purposes in an effort to increase a fund's yield or to enhance return. The funds would also be allowed to use these derivatives to gain exposure to non-dollar denominated securities markets. The use of a derivative is speculative if a fund is primarily


                                     2
                  PROSPECTUS - First American Asset Allocation Funds

Fund Summaries
Objectives and Principal Investment Strategies CONTINUED




seeking to enhance return, rather than offset the risk of other positions. When a fund invests in a derivative for speculative purposes, the fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative's cost.



Each fund has targets for allocating its assets among the underlying funds and other securities, which are set forth in the following table as a percentage of the fund's total assets. The advisor uses these target allocations as general guides in setting each fund's actual allocation. Actual allocations may be adjusted within the allocation ranges set forth in the table in order to take advantage of current or expected market conditions, or to manage risk. Normally, each fund's allocation to Prime Obligations Fund and Cash (defined as cash, U.S. dollar-denominated high-quality money market instruments and other short-term securities) will not exceed the maximum set forth in the table. However, each fund may temporarily invest without limit in Prime Obligations Fund and cash in an attempt to respond to adverse market, economic, political, or other conditions. Investing a significant portion of a fund's assets in these securities may prevent the fund from achieving its objectives.




                           Strategy Aggressive Growth            Strategy Growth                Strategy Balanced
                                Allocation Fund                  Allocation Fund                 Allocation Fund
                            TARGET         ALLOCATION        TARGET        ALLOCATION        TARGET        ALLOCATION
                          ALLOCATION          RANGE        ALLOCATION         RANGE        ALLOCATION         RANGE
---------------------------------------------------------------------------------------------------------------------
EQUITY FUNDS                  90%            60-100%           74%           50-90%            60%           35-75%
FIXED INCOME FUNDS             5%              0-40%           22%            0-50%            37%           15-65%
OTHER SECURITIES               5%              0-10%            4%            0-10%             3%            0-10%
PRIME OBLIGATIONS FUND
 AND CASH                      0%              0-35%            0%            0-35%             0%            0-35%
---------------------------------------------------------------------------------------------------------------------
                             Strategy Conservative
                                Allocation Fund
                            TARGET        ALLOCATION
                          ALLOCATION         RANGE
----------------------------------------------------
EQUITY FUNDS                  31%           15-55%
FIXED INCOME FUNDS            68%           30-85%
OTHER SECURITIES               1%            0-10%
PRIME OBLIGATIONS FUND
 AND CASH                      0%            0-35%
----------------------------------------------------



Principal Risks

The value of your investment in a fund will change daily, which means you could lose money. The principal risks of investing in the funds include:

Allocation Risk. Each fund is actively managed and its performance therefore will reflect in part the advisor's ability to make asset allocation and other investment decisions to achieve the fund's investment objectives. Due to their active management, the funds could underperform other mutual funds with similar investment objectives.


Additional Expenses. Investing in the underlying funds and in unaffiliated investment companies through an investment in one of the funds involves additional expenses that would not be present in a direct investment in the underlying funds and unaffiliated investment companies. See "Fees and Expenses" below.



Commodities Risk. Commodities markets historically have been extremely volatile, and the performance of securities that provide an exposure to those markets therefore also may be highly volatile. Commodity prices are affected by factors such as the cost of producing commodities, changes in consumer demand for commodities, the hedging and trading strategies of producers and consumers of commodities, speculative trading in commodities by commodity pools and other market participants, disruptions in commodity supply, drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments. Suspensions or disruptions of market trading in the commodities markets and related futures markets may adversely affect the value of securities providing an exposure to the commodities markets.



Derivative Instrument Risk. If the SEC grants the exemptive relief allowing the funds to use derivative instruments, a fund using such instruments would be exposed to additional risks and transaction costs. Risks inherent in the use of derivative instruments include: the risk that securities prices will not move in the direction that the advisor anticipates; an imperfect correlation between the price of derivative instruments and movements in the prices of the securities being hedged; the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; leverage risk, which is the risk that adverse price movements in an instrument can result in a loss substantially greater than the fund's initial investment in that instrument; and the risk that the counterparty will fail to perform its obligations, which could leave the fund worse off than if it had not entered into the position. If a fund uses derivative instruments and the advisor's judgment proves incorrect, the fund's performance could be worse than if it had not used these instruments.


Risks Associated with the Underlying Funds. The funds are subject to the risks of the underlying funds in which they invest. These risks, which are discussed in detail under "Additional Information -- The Underlying Funds -- The Underlying Funds' Principal Risks," include:
- The underlying funds (other than Equity Index Fund, Mid Cap Index Fund, and Small Cap Index Fund) are actively managed and therefore may underperform other mutual funds with similar investment objectives.
- Each underlying fund is subject to the risk of generally adverse markets. In general, the market prices of equity

                                     3
                  PROSPECTUS - First American Asset Allocation Funds

Fund Summaries
Principal Risks CONTINUED


  securities frequently are subject to greater volatility than the prices of fixed income securities. Therefore, the net asset values of funds which invest higher proportions of their assets in equity funds may be more volatile than funds which are limited to lower proportions.
- Quantitative Large Cap Core Fund, Quantitative Large Cap Growth Fund, and Quantitative Large Cap Value Fund are subject to the risks of quantitative investing. Securities selected using this process could underperform the market as a whole as a result of the factors used in the process, the weight placed on each factor, and changes in the way each factor performs in today's economic conditions as compared to the factor's historical performance.

- International Fund and International Select Fund employ a "multi-style, multi-manager" approach whereby the funds' advisor allocates portions of the funds' assets to different sub-advisors who employ distinct investment styles. Because each sub-advisor makes investment decisions independently, it is possible that the security selection process of the sub-advisors may not complement one another. In addition, the multi-manager approach could increase each fund's portfolio turnover rates which may result in higher levels of realized capital gains or losses with respect to each fund's portfolio securities, higher brokerage commissions and other transaction costs. The sub-advisors selected may underperform the market generally or other sub-advisors that could have been selected for the fund.

- Small-Mid Cap Core Fund, Small Cap Growth Opportunities Fund, Small Cap Index Fund, Small Cap Select Fund, Small Cap Value Fund, Global Infrastructure Fund, International Fund, and International Select Fund are subject to the risks of investing in small-capitalization companies. These stocks historically have experienced greater price volatility than stocks of larger capitalization companies.

- Mid Cap Growth Opportunities Fund, Small-Mid Cap Core Fund, Small Cap Growth Opportunities Fund, and Small Cap Select Fund invest in initial public offerings (IPOs). Companies which make IPOs generally have limited operating histories, and their prospects for future profitability are uncertain. Prices of IPOs may also be unstable due to the absence of a prior public market, the small number of shares available for trading, and limited investor information.

- Mid Cap Growth Opportunities Fund, Mid Cap Index Fund, Mid Cap Value Fund, Small-Mid Cap Core Fund, Global Infrastructure Fund, International Fund, and International Select Fund invest in stocks of mid-capitalization companies. Although these stocks may be slightly less volatile than those of small-capitalization companies, they still involve substantial risk.
- Real Estate Securities Fund is subject to risks associated with non-diversification and with concentrating its investments in the real estate industry. Real Estate Securities Fund is also subject to the risks associated with direct investments in real estate investment trusts.

- Global Infrastructure Fund is subject to risks associated with concentrating its investments in infrastructure-related securities.


- Each fund other than Equity Index Fund, Mid Cap Index Fund, Small Cap Index Fund, Quantitative Large Cap Core Fund, Quantitative Large Cap Growth Fund, Quantitative Large Cap Value Fund, High Income Bond Fund, Intermediate Government Bond Fund, Intermediate Term Bond Fund, U.S. Government Mortgage Fund, and Prime Obligations Fund is subject to risks associated with investing in non-dollar denominated foreign securities, including currency risk. These risks are particularly significant in emerging markets.

- The funds that do not invest in non-dollar denominated foreign securities may invest a portion of their assets in foreign securities which are dollar-denominated and publicly traded in the United States, and which may involve risks not associated with the securities of domestic issuers.

- The funds, other than Intermediate Government Bond Fund and Prime Obligations Fund, may utilize derivatives such as options, futures contracts, options on futures contracts, and, in the case of the fixed income funds, interest rate caps and floors, interest rate, total return and credit default swap agreements, and options on the foregoing types of swap agreements. In addition, the funds that invest in non-dollar denominated foreign securities may enter into foreign currency hedging transactions. A fund will suffer a loss in connection with its use of derivatives if interest rates, indices, foreign currencies or securities prices do not move in the direction anticipated by each fund's advisor when entering into the derivative instrument or, in the case of credit default swaps, if the fund's advisor does not correctly evaluate the creditworthiness of the company or companies on which the swap is based.

- In addition to the derivatives contracts in which the other underlying funds may invest, Inflation Protected Securities Fund may invest in commodity-linked derivative instruments, which may subject the fund to greater volatility than investments in traditional securities.

- The fixed income funds are subject to interest rate risk (the risk that debt securities held by a fund will decrease in value when interest rates rise), income risk (the risk that a fund's income could decline due to falling market interest rates), credit risk (the risk that the issuer of debt securities will not make timely principal or interest payments on its securities), and, for each fixed income fund other than U.S. Government Mortgage Fund, call risk (the risk that the issuer of debt securities will prepay those securities before their stated maturity, requiring the fund to reinvest the prepayment at a lower interest rate). Income distributions for Inflation Protected Securities Fund are expected to fluctuate significantly more than those of a typical bond fund, since the fund's income will change with changes in inflation.


- The fixed income funds, except Intermediate Government Bond Fund, may invest in mortgage- and/or asset-backed securities. These are subject to the risk that falling interest rates will cause faster than expected prepayments of the obligations underlying the securities, which must be reinvested at lower interest rates. They are also subject to the risk that rising interest rates will cause prepayments to slow, extending


                                     4
                  PROSPECTUS - First American Asset Allocation Funds

Fund Summaries
Principal Risks CONTINUED


  the life of mortgage- and asset-backed securities with lower interest rates.
- Most of the fixed income funds may invest up to 25% of their total assets in dollar roll transactions, which could increase the volatility of the fund's share price and possibly diminish the fund's investment performance.
- High Income Bond Fund invests primarily in non-investment grade debt obligations, which are commonly called "high-yield" securities or "junk bonds." Core Bond Fund, Inflation Protected Securities Fund, Short Term Bond Fund, and Total Return Bond Fund also may invest in such securities. In addition, Equity Income Fund may invest in non-investment grade convertible debt obligations. High-yield securities generally have more volatile prices and carry more risk to principal than investment grade securities.
- Inflation Protected Securities Fund invests primarily in inflation protected debt securities, which subjects the fund to additional risks. Inflation adjustments in these securities may require the fund to make annual distributions to shareholders that exceed the cash the fund receives. In addition, there can be no assurance that the index used as the inflation measure for an inflation protected debt security will accurately measure the real rate of inflation in the prices of goods and services or, in the case of a foreign security, that the rate of inflation in the foreign country will be correlated to the rate of inflation in the United States. Lags between the time a security is adjusted for inflation and the time interest is paid on the security can mitigate the inflation protection provided by the adjustment and can adversely affect the trading price of the security. In addition, inflation protected debt securities may be less liquid and more volatile than other debt securities.
- Prime Obligations Fund seeks to preserve a value of $1.00 per share. A major change in interest rates or a default on a security or repurchase agreement held by the fund could cause the value to decline.

- Each fund, other than Intermediate Government Bond Fund and Prime Obligations Fund, may lend its securities, which involves the risk of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially.


Possible Conflicts of Interest. The funds and the underlying funds have the same officers, directors, and investment advisor. If situations arise in which the interests of the funds are different from those of the underlying funds, these officers and directors and the advisor could be subject to conflicts of interest. For example, the advisor might determine that a fund should reduce its allocation of assets to a particular underlying fund, thus requiring the fund to redeem shares of the underlying fund, at a time when it is not in the best interests of the underlying fund to sell portfolio securities in order to meet the redemption request.



                                     5
                  PROSPECTUS - First American Asset Allocation Funds

Fund Summaries
Fund Performance

The charts and tables that follow provide you with information on each fund's performance and volatility. Of course, each fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

The bar charts show you how performance of each fund's Class R shares has varied from year to year. The performance of the other share classes will differ due to their different expense structures.

The tables compare each fund's performance over different time periods to that of the fund's benchmark index, which is a broad measure of market performance. The benchmark indices are unmanaged, have no sales loads or expenses, and are unavailable for investment. For Class R shares, the table includes returns both before and after taxes. For Class A, Class B, Class C, and Class Y shares, the table only includes returns before taxes. After-tax returns for Class A, Class B, Class C, and Class Y shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


Both the charts and the tables assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, each fund's performance would be reduced.


Prior to July 1, 2004, Class R shares were designated Class S shares, which had lower fees and expenses. The performance information in the chart and the table includes the performance of the Class S shares for periods prior to July 1, 2004. If current fees and expenses had been in effect, performance would have been lower.

Strategy Aggressive Growth Allocation Fund

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR (Class R)(1)

                                  (BAR CHART)


             7.36%     26.49%     (1.75)%   (14.19)%   (19.29)%    29.24%     12.11%      8.51%     14.16%     10.30%

             1998       1999       2000       2001       2002       2003       2004       2005       2006       2007

           Best Quarter:
           Quarter ended  December 31, 1999       20.43%
           Worst Quarter:
           Quarter ended  September 30, 2002    (15.60)%






                                                                                                                       Since
                                                                                                                   Inception
                                                                                                                   (Class A,
                                                                                                                    Class B,
                                                                                                                    Class C,
AVERAGE ANNUAL TOTAL RETURNS                       Inception                                                             and
AS OF 12/31/07                                          Date       One Year       Five Years       Ten Years        Class Y)
----------------------------------------------------------------------------------------------------------------------------
Strategy Aggressive Growth Allocation Fund
----------------------------------------------------------------------------------------------------------------------------
  Class A (return before taxes)                      9/24/01          4.37%           13.54%             N/A           9.29%
----------------------------------------------------------------------------------------------------------------------------
  Class B (return before taxes)                      9/24/01          4.74%           13.75%             N/A           9.45%
----------------------------------------------------------------------------------------------------------------------------
  Class C (return before taxes)                      9/24/01          8.72%           13.97%             N/A           9.45%
----------------------------------------------------------------------------------------------------------------------------
  Class R (return before taxes)                      10/1/96         10.30%           14.64%           6.23%             N/A
----------------------------------------------------------------------------------------------------------------------------
  Class R (return after taxes on distributions)                      10.00%           14.23%           4.93%             N/A
----------------------------------------------------------------------------------------------------------------------------
  Class R (return after taxes on distributions
  and sale of fund shares)                                            7.11%           12.69%           4.72%             N/A
----------------------------------------------------------------------------------------------------------------------------
  Class Y (return before taxes)                      9/24/01         10.88%           15.13%             N/A          10.53%
----------------------------------------------------------------------------------------------------------------------------
Dow Jones Moderately Aggressive U.S. Portfolio
Index(2) (reflects no deduction for fees,
expenses, or taxes)                                                   4.31%           13.19%           7.37%          10.40%




(1)Total return for the period from 1/1/08 through 9/30/08 was (17.33)%.


(2)A weighted average of other stock, bond, and cash indexes. The index is reconstructed monthly and represents 80% of the risk of the U.S. equities market.

                                     6
                  PROSPECTUS - First American Asset Allocation Funds

Fund Summaries
Fund Performance CONTINUED


   Strategy Growth Allocation Fund

   ANNUAL TOTAL RETURNS  AS OF 12/31 EACH YEAR (Class R)(1)

                                    (BAR CHART)


             7.52%     19.13%      1.13%    (10.58)%   (15.73)%    24.18%     11.13%      7.48%     12.29%      9.21%

             1998       1999       2000       2001       2002       2003       2004       2005       2006       2007

           Best Quarter:
           Quarter ended  December 31, 1999       14.91%
           Worst Quarter:
           Quarter ended  September 30, 2002    (12.47)%






                                                                                                                       Since
                                                                                                                   Inception
                                                                                                                   (Class A,
                                                                                                                    Class B,
                                                                                                                    Class C,
AVERAGE ANNUAL TOTAL RETURNS                       Inception                                                             and
AS OF 12/31/07                                          Date       One Year       Five Years       Ten Years        Class Y)
----------------------------------------------------------------------------------------------------------------------------
Strategy Growth Allocation Fund
----------------------------------------------------------------------------------------------------------------------------
  Class A (return before taxes)                      9/24/01          3.42%           11.63%             N/A           8.16%
----------------------------------------------------------------------------------------------------------------------------
  Class B (return before taxes)                      9/24/01          3.68%           11.82%             N/A           8.34%
----------------------------------------------------------------------------------------------------------------------------
  Class C (return before taxes)                      9/24/01          7.65%           12.05%             N/A           8.34%
----------------------------------------------------------------------------------------------------------------------------
  Class R (return before taxes)                      10/1/96          9.21%           12.71%           5.91%             N/A
----------------------------------------------------------------------------------------------------------------------------
  Class R (return after taxes on distributions)                       8.48%           12.10%           4.48%             N/A
----------------------------------------------------------------------------------------------------------------------------
  Class R (return after taxes on distributions
  and sale of fund shares)                                            6.62%           10.84%           4.33%             N/A
----------------------------------------------------------------------------------------------------------------------------
  Class Y (return before taxes)                      9/24/01          9.78%           13.18%             N/A           9.41%
----------------------------------------------------------------------------------------------------------------------------
Dow Jones Moderate U.S. Portfolio Index(2)
(reflects no deduction for fees,
expenses, or taxes)                                                   4.87%           11.06%           7.20%           9.18%




(1)Total return for the period from 1/1/08 through 9/30/08 was (15.84)%.


(2)A weighted average of other stock, bond, and cash indexes. The index is reconstructed monthly and represents 60% of the risk of the U.S. equities market.

                                     7
                  PROSPECTUS - First American Asset Allocation Funds

Fund Summaries
Fund Performance CONTINUED



   Strategy Balanced Allocation Fund(1)



   ANNUAL TOTAL RETURN  AS OF 12/31 EACH YEAR (Class R)(2)


                                    (BAR CHART)


             8.20%     13.15%      2.07%     (6.52)%   (11.67)%    19.46%      9.72%      6.46%     11.06%      8.47%

             1998       1999       2000       2001       2002       2003       2004       2005       2006       2007

           Best Quarter:
           Quarter ended  December 31, 1999       10.33%
           Worst Quarter:
           Quarter ended  September 30, 2002     (9.59)%







                                                                                                                       Since
                                                                                                                   Inception
                                                                                                                   (Class A,
                                                                                                                    Class B,
                                                                                                                    Class C,
AVERAGE ANNUAL TOTAL RETURNS                       Inception                                                             and
AS OF 12/31/07                                          Date       One Year       Five Years       Ten Years        Class Y)
----------------------------------------------------------------------------------------------------------------------------
Strategy Balanced Allocation Fund
----------------------------------------------------------------------------------------------------------------------------
  Class A (return before taxes)                      9/24/01          2.81%            9.88%             N/A           7.25%
----------------------------------------------------------------------------------------------------------------------------
  Class B (return before taxes)                      9/24/01          3.02%           10.02%             N/A           7.44%
----------------------------------------------------------------------------------------------------------------------------
  Class C (return before taxes)                      9/24/01          6.90%           10.31%             N/A           7.42%
----------------------------------------------------------------------------------------------------------------------------
  Class R (return before taxes)                      10/1/96          8.47%           10.95%           5.66%             N/A
----------------------------------------------------------------------------------------------------------------------------
  Class R (return after taxes on distributions)                       6.85%           10.04%           4.01%             N/A
----------------------------------------------------------------------------------------------------------------------------
  Class R (return after taxes on distributions
  and sale of fund shares)                                            6.93%            9.15%           4.00%             N/A
----------------------------------------------------------------------------------------------------------------------------
  Class Y (return before taxes)                      9/24/01          9.06%           11.42%             N/A           8.49%
----------------------------------------------------------------------------------------------------------------------------
Dow Jones Moderate U.S. Portfolio Index(3)
(reflects no deduction for fees,
expenses, or taxes)                                                   4.87%           11.06%           7.20%           9.18%





(1)Effective December 10, 2008, the fund's name was changed from Strategy Growth & Income Allocation Fund to Strategy Balanced Allocation Fund.



(2)Total return for the period from 1/1/08 through 9/30/08 was (14.76)%.



(3)A weighted average of other stock, bond, and cash indexes. The index is reconstructed monthly and represents 60% of the risk of the U.S. equities market.


                                     8
                  PROSPECTUS - First American Asset Allocation Funds

Fund Summaries
Fund Performance CONTINUED



   Strategy Conservative Allocation Fund(1)



   ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR (Class R)(2)


                                    (BAR CHART)


             8.46%     (0.39)%     7.61%      2.63%     (1.84)%    12.63%      6.80%      4.02%      7.48%      6.82%

             1998       1999       2000       2001       2002       2003       2004       2005       2006       2007

           Best Quarter:
           Quarter ended  June 30, 2003            7.05%
           Worst Quarter:
           Quarter ended  September 30, 2002     (3.80)%







                                                                                                                     Since
                                                                                                                   Inception
                                                                                                                   (Class A,
                                                                                                                    Class B,
                                                                                                                    Class C,
AVERAGE ANNUAL TOTAL RETURNS                       Inception                                                          and
AS OF 12/31/07                                          Date       One Year       Five Years       Ten Years        Class Y)
----------------------------------------------------------------------------------------------------------------------------
Strategy Conservative Allocation Fund
----------------------------------------------------------------------------------------------------------------------------
  Class A (return before taxes)                      9/24/01          1.21%            6.51%             N/A           5.61%
----------------------------------------------------------------------------------------------------------------------------
  Class B (return before taxes)                      9/24/01          1.30%            6.61%             N/A           5.75%
----------------------------------------------------------------------------------------------------------------------------
  Class C (return before taxes)                      9/24/01          5.29%            6.91%             N/A           5.77%
----------------------------------------------------------------------------------------------------------------------------
  Class R (return before taxes)                      10/1/96          6.82%            7.51%           5.34%             N/A
----------------------------------------------------------------------------------------------------------------------------
  Class R (return after taxes on distributions)                       5.37%            6.33%           3.67%             N/A
----------------------------------------------------------------------------------------------------------------------------
  Class R (return after taxes on distributions
  and sale of fund shares)                                            5.13%            5.90%           3.60%             N/A
----------------------------------------------------------------------------------------------------------------------------
  Class Y (return before taxes)                      9/24/01          7.42%            8.00%             N/A           6.83%
----------------------------------------------------------------------------------------------------------------------------
Dow Jones Conservative U.S. Portfolio Index(3)
(reflects no deduction for fees, expenses, or
taxes)                                                                5.69%            6.39%           6.22%           6.26%





(1)Effective December 10, 2008, the fund's name was changed from Strategy Income Allocation Fund to Strategy Conservative Allocation Fund.



(2)Total return for the period from 1/1/08 through 9/30/08 was (11.17)%.



(3)A weighted average of other stock, bond, and cash indexes. The index is reconstructed monthly and represents 20% of the risk of the U.S. equities market.



                                     9
                  PROSPECTUS - First American Asset Allocation Funds

Fund Summaries
Fees and Expenses


As an investor, you pay fees and expenses to buy and hold shares of the funds. You pay shareholder fees directly when you buy or sell shares. You pay annual operating expenses indirectly since they are deducted from fund assets.



The tables below describe the fees and expenses that you pay if you buy and hold shares of the funds.




----------------------------------------------------------------------------------------------------------------
                                                                  Strategy
                                                                Aggressive    Strategy    Strategy      Strategy
CLASS A SHARES                                                      Growth      Growth    Balanced  Conservative
SHAREHOLDER FEES(1)                                             Allocation  Allocation  Allocation    Allocation
(fees paid directly from your investment)                             Fund        Fund        Fund          Fund
----------------------------------------------------------------------------------------------------------------
  MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES
  (as a percentage of offering price)(2)                            5.50%       5.50%       5.50%         5.50%
  MAXIMUM DEFERRED SALES CHARGE (LOAD)
  (as a percentage of original purchase price or redemption
  proceeds, whichever is less)(3)                                    None        None        None          None
----------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from fund assets)
(as a percentage of average net assets)
----------------------------------------------------------------------------------------------------------------
  Management Fees                                                   0.10%       0.10%       0.10%         0.10%
  Distribution and/or Service (12b-1) Fees                          0.25%       0.25%       0.25%         0.25%
  Other Expenses                                                    0.25%       0.21%       0.12%         0.38%
  Acquired Fund Fees and Expenses(4)                                0.88%       0.85%       0.82%         0.75%
  Total Annual Fund Operating Expenses(5)                           1.48%       1.41%       1.29%         1.48%
  Less Fee Waivers                                                 (0.20)%     (0.16)%     (0.07)%       (0.33)%
  Net Expenses                                                      1.28%       1.25%       1.22%         1.15%
----------------------------------------------------------------------------------------------------------------




(1)An annual account maintenance fee of $15 may be charged under certain circumstances. See "Policies and Services -- Purchasing, Redeeming, and Exchanging Shares -- Additional Information on Purchasing, Redeeming, and Exchanging Shares -- Accounts with Low Balances."


(2)Investors may qualify for reduced sales charges.

(3)Class A share investments of $1 million or more on which no front-end sales charge is paid may be subject to a 1% contingent deferred sales charge.


(4)In addition to the funds' total annual operating expenses that the funds bear directly, the funds' shareholders indirectly bear the expenses of the acquired funds (affiliated and unaffiliated) in which the funds invest.



(5)For each fund, the advisor has contractually agreed to waive fees and reimburse other fund expenses through at least December 31, 2009 so that the aggregate of Management Fees, Distribution and/or Service (12b-1) Fees, and Other Expenses (i.e., Total Annual Fund Operating Expenses net of Acquired Fund Fees and Expenses) do not exceed 0.40% for Class A shares. Fee waivers and expense reimbursements will not be terminated prior to that time without the approval of the funds' board of directors.


                                     10
                  PROSPECTUS - First American Asset Allocation Funds

Fund Summaries
Fees and Expenses CONTINUED



----------------------------------------------------------------------------------------------------------------
                                                                  Strategy
                                                                Aggressive    Strategy    Strategy      Strategy
CLASS B SHARES                                                      Growth      Growth    Balanced  Conservative
SHAREHOLDER FEES(1)                                             Allocation  Allocation  Allocation    Allocation
(fees paid directly from your investment)                             Fund        Fund        Fund          Fund
----------------------------------------------------------------------------------------------------------------
  MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES
  (as a percentage of offering price)                                None        None        None          None
  MAXIMUM DEFERRED SALES CHARGE (LOAD)
  (as a percentage of original purchase price or redemption
  proceeds, whichever is less)                                      5.00%       5.00%       5.00%         5.00%
----------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from fund assets)
(as a percentage of average net assets)
----------------------------------------------------------------------------------------------------------------
  Management Fees                                                   0.10%       0.10%       0.10%         0.10%
  Distribution and/or Service (12b-1) Fees                          1.00%       1.00%       1.00%         1.00%
  Other Expenses                                                    0.25%       0.21%       0.12%         0.38%
  Acquired Fund Fees and Expenses(2)                                0.88%       0.85%       0.82%         0.75%
  Total Annual Fund Operating Expenses(3)                           2.23%       2.16%       2.04%         2.23%
  Less Fee Waivers                                                 (0.20)%     (0.16)%     (0.07)%       (0.33)%
  Net Expenses                                                      2.03%       2.00%       1.97%         1.90%
----------------------------------------------------------------------------------------------------------------




(1)An annual account maintenance fee of $15 may be charged under certain circumstances. See "Policies and Services -- Purchasing, Redeeming, and Exchanging Shares -- Additional Information on Purchasing, Redeeming, and Exchanging Shares -- Accounts with Low Balances."



(2)In addition to the funds' total annual operating expenses that the funds bear directly, the funds' shareholders indirectly bear the expenses of the acquired funds (affiliated and unaffiliated) in which the funds invest.



(3)For each fund, the advisor has contractually agreed to waive fees and reimburse other fund expenses through at least December 31, 2009 so that the aggregate of Management Fees, Distribution and/or Service (12b-1) Fees, and Other Expenses (i.e., Total Annual Fund Operating Expenses net of Acquired Fund Fees and Expenses) do not exceed 1.15% for Class B shares. Fee waivers and expense reimbursements will not be terminated prior to that time without the approval of the funds' board of directors.




-----------------------------------------------------------------------------------------------------------------
                                                                  Strategy
                                                                Aggressive     Strategy    Strategy      Strategy
CLASS C SHARES                                                      Growth       Growth    Balanced  Conservative
SHAREHOLDER FEES(1)                                             Allocation   Allocation  Allocation    Allocation
(fees paid directly from your investment)                             Fund         Fund        Fund          Fund
-----------------------------------------------------------------------------------------------------------------
  MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES
  (as a percentage of offering price)                                None         None        None          None
  MAXIMUM DEFERRED SALES CHARGE (LOAD)
  (as a percentage of original purchase price or redemption
  proceeds, whichever is less)                                      1.00%        1.00%       1.00%         1.00%
-----------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from fund assets)
(as a percentage of average net assets)
-----------------------------------------------------------------------------------------------------------------
  Management Fees                                                   0.10%        0.10%       0.10%         0.10%
  Distribution and/or Service (12b-1) Fees                          1.00%        1.00%       1.00%         1.00%
  Other Expenses                                                    0.25%        0.21%       0.12%         0.38%
  Acquired Fund Fees and Expenses(2)                                0.88%        0.85%       0.82%         0.75%
  Total Annual Fund Operating Expenses(3)                           2.23%        2.16%       2.04%         2.23%
  Less Fee Waivers                                                 (0.20)%      (0.16)%     (0.07)%       (0.33)%
  Net Expenses                                                      2.03%        2.00%       1.97%         1.90%
-----------------------------------------------------------------------------------------------------------------




(1)An annual account maintenance fee of $15 may be charged under certain circumstances. See "Policies and Services -- Purchasing, Redeeming, and Exchanging Shares -- Additional Information on Purchasing, Redeeming, and Exchanging Shares -- Accounts with Low Balances."



(2)In addition to the funds' total annual operating expenses that the funds bear directly, the funds' shareholders indirectly bear the expenses of the acquired funds (affiliated and unaffiliated) in which the funds invest.



(3)For each fund, the advisor has contractually agreed to waive fees and reimburse other fund expenses through at least December 31, 2009 so that the aggregate of Management Fees, Distribution and/or Service (12b-1) Fees, and Other Expenses (i.e., Total Annual Fund Operating Expenses net of Acquired Fund Fees and Expenses) do not exceed 1.15% for Class C shares. Fee waivers and expense reimbursements will not be terminated prior to that time without the approval of the funds' board of directors.


                                     11
                  PROSPECTUS - First American Asset Allocation Funds

Fund Summaries
Fees and Expenses CONTINUED



----------------------------------------------------------------------------------------------------------------
                                                                  Strategy
                                                                Aggressive    Strategy    Strategy      Strategy
CLASS R SHARES                                                      Growth      Growth    Balanced  Conservative
SHAREHOLDER FEES(1)                                             Allocation  Allocation  Allocation    Allocation
(fees paid directly from your investment)                             Fund        Fund        Fund          Fund
----------------------------------------------------------------------------------------------------------------
  MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES
  (as a percentage of offering price)                                None        None        None          None
  MAXIMUM DEFERRED SALES CHARGE (LOAD)
  (as a percentage of original purchase price or redemption
  proceeds, whichever is less)                                       None        None        None          None
----------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from fund assets)
(as a percentage of average net assets)
----------------------------------------------------------------------------------------------------------------
  Management Fees                                                   0.10%       0.10%       0.10%         0.10%
  Distribution and/or Service (12b-1) Fees                          0.50%       0.50%       0.50%         0.50%
  Other Expenses                                                    0.25%       0.21%       0.12%         0.38%
  Acquired Fund Fees and Expenses(2)                                0.88%       0.85%       0.82%         0.75%
  Total Annual Fund Operating Expenses(3)                           1.73%       1.66%       1.54%         1.73%
  Less Fee Waivers                                                 (0.20)%     (0.16)%     (0.07)%       (0.33)%
  Net Expenses                                                      1.53%       1.50%       1.47%         1.40%
----------------------------------------------------------------------------------------------------------------




(1)An annual account maintenance fee of $15 may be charged under certain circumstances. See "Policies and Services -- Purchasing, Redeeming, and Exchanging Shares -- Additional Information on Purchasing, Redeeming, and Exchanging Shares -- Accounts with Low Balances."



(2)In addition to the funds' total annual operating expenses that the funds bear directly, the funds' shareholders indirectly bear the expenses of the acquired funds (affiliated and unaffiliated) in which the funds invest.



(3)For each fund, the advisor has contractually agreed to waive fees and reimburse other fund expenses through at least December 31, 2009 so that the aggregate of Management Fees, Distribution and/or Service (12b-1) Fees, and Other Expenses (i.e., Total Annual Fund Operating Expenses net of Acquired Fund Fees and Expenses) do not exceed 0.65% for Class R shares. Fee waivers and expense reimbursements will not be terminated prior to that time without the approval of the funds' board of directors.




----------------------------------------------------------------------------------------------------------------
                                                                  Strategy
                                                                Aggressive    Strategy    Strategy      Strategy
CLASS Y SHARES                                                      Growth      Growth    Balanced  Conservative
SHAREHOLDER FEES(1)                                             Allocation  Allocation  Allocation    Allocation
(fees paid directly from your investment)                             Fund        Fund        Fund          Fund
----------------------------------------------------------------------------------------------------------------
  MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES
  (as a percentage of offering price)                                None        None        None          None
  MAXIMUM DEFERRED SALES CHARGE (LOAD)
  (as a percentage of original purchase price or redemption
  proceeds, whichever is less)                                       None        None        None          None
----------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from fund assets)
(as a percentage of average net assets)
----------------------------------------------------------------------------------------------------------------
  Management Fees                                                   0.10%       0.10%       0.10%         0.10%
  Distribution and/or Service (12b-1) Fees                           None        None        None          None
  Other Expenses                                                    0.25%       0.21%       0.12%         0.38%
  Acquired Fund Fees and Expenses(2)                                0.88%       0.85%       0.82%         0.75%
  Total Annual Fund Operating Expenses(3)                           1.23%       1.16%       1.04%         1.23%
  Less Fee Waivers                                                 (0.20)%     (0.16)%     (0.07)%       (0.33)%
  Net Expenses                                                      1.03%       1.00%       0.97%         0.90%
----------------------------------------------------------------------------------------------------------------




(1)An annual account maintenance fee of $15 may be charged under certain circumstances. See "Policies and Services -- Purchasing, Redeeming, and Exchanging Shares -- Additional Information on Purchasing, Redeeming, and Exchanging Shares -- Accounts with Low Balances."



(2)In addition to the funds' total annual operating expenses that the funds bear directly, the funds' shareholders indirectly bear the expenses of the acquired funds (affiliated and unaffiliated) in which the funds invest.



(3)For each fund, the advisor has contractually agreed to waive fees and reimburse other fund expenses through at least December 31, 2009 so that the aggregate of Management Fees, Distribution and/or Service (12b-1) Fees, and Other Expenses (i.e., Total Annual Fund Operating Expenses net of Acquired Fund Fees and Expenses) do not exceed 0.15% for Class Y shares. Fee waivers and expense reimbursements will not be terminated prior to that time without the approval of the funds' board of directors.


                                     12
                  PROSPECTUS - First American Asset Allocation Funds

Fund Summaries
Fees and Expenses CONTINUED


   EXAMPLE This example is intended to help you compare the cost of investing in the funds with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that each fund's operating expenses remain the same. The example assumes that contractual fee waivers were in effect throughout the first year of each period indicated (i.e., the entire period for the 1 year period), but were discontinued for the balance of periods longer than 1 year. Although your actual costs and returns may differ, based on these assumptions your cost would be:



STRATEGY                             CLASS B           CLASS B           CLASS C           CLASS C
AGGRESSIVE                          assuming       assuming no          assuming       assuming no
GROWTH                            redemption        redemption        redemption        redemption
ALLOCATION                         at end of         at end of         at end of         at end of
FUND               CLASS A       each period       each period       each period       each period       CLASS R       CLASS Y
------------------------------------------------------------------------------------------------------------------------------
 1 year             $  673            $  706            $  206            $  306            $  206        $  156        $  105
------------------------------------------------------------------------------------------------------------------------------
 3 years            $  974            $1,078            $  678            $  678            $  678        $  525        $  371
------------------------------------------------------------------------------------------------------------------------------
 5 years            $1,296            $1,377            $1,177            $1,177            $1,177        $  920        $  656
------------------------------------------------------------------------------------------------------------------------------
10 years            $2,205            $2,360            $2,360            $2,549            $2,549        $2,024        $1,471







                                     CLASS B           CLASS B           CLASS C           CLASS C
STRATEGY                            assuming       assuming no          assuming       assuming no
GROWTH                            redemption        redemption        redemption        redemption
ALLOCATION                         at end of         at end of         at end of         at end of
FUND               CLASS A       each period       each period       each period       each period       CLASS R       CLASS Y
------------------------------------------------------------------------------------------------------------------------------
 1 year             $  670            $  703            $  203            $  303            $  203        $  153        $  102
------------------------------------------------------------------------------------------------------------------------------
 3 years            $  957            $1,061            $  661            $  661            $  661        $  508        $  353
------------------------------------------------------------------------------------------------------------------------------
 5 years            $1,264            $1,345            $1,145            $1,145            $1,145        $  887        $  623
------------------------------------------------------------------------------------------------------------------------------
10 years            $2,135            $2,290            $2,290            $2,480            $2,480        $1,952        $1,395







                                     CLASS B           CLASS B           CLASS C           CLASS C
STRATEGY                            assuming       assuming no          assuming       assuming no
BALANCED                          redemption        redemption        redemption        redemption
ALLOCATION                         at end of         at end of         at end of         at end of
FUND               CLASS A       each period       each period       each period       each period       CLASS R       CLASS Y
------------------------------------------------------------------------------------------------------------------------------
 1 year             $  667            $  700            $  200            $  300            $  200        $  150        $   99
------------------------------------------------------------------------------------------------------------------------------
 3 years            $  930            $1,033            $  633            $  633            $  633        $  480        $  324
------------------------------------------------------------------------------------------------------------------------------
 5 years            $1,212            $1,292            $1,092            $1,092            $1,092        $  833        $  567
------------------------------------------------------------------------------------------------------------------------------
10 years            $2,015            $2,171            $2,171            $2,363            $2,363        $1,829        $1,265







                                     CLASS B           CLASS B           CLASS C           CLASS C
STRATEGY                            assuming       assuming no          assuming       assuming no
CONSERVATIVE                      redemption        redemption        redemption        redemption
ALLOCATION                         at end of         at end of         at end of         at end of
FUND               CLASS A       each period       each period       each period       each period       CLASS R       CLASS Y
------------------------------------------------------------------------------------------------------------------------------
 1 year             $  661            $  693            $  193            $  293            $  193        $  143        $   92
------------------------------------------------------------------------------------------------------------------------------
 3 years            $  962            $1,066            $  666            $  666            $  666        $  513        $  358
------------------------------------------------------------------------------------------------------------------------------
 5 years            $1,284            $1,365            $1,165            $1,165            $1,165        $  908        $  644
------------------------------------------------------------------------------------------------------------------------------
10 years            $2,194            $2,349            $2,349            $2,539            $2,539        $2,014        $1,460






                                     13
                  PROSPECTUS - First American Asset Allocation Funds

Policies and Services
Purchasing, Redeeming, and Exchanging Shares

GENERAL


You may purchase, redeem, or exchange shares of the funds on any day when the New York Stock Exchange (NYSE) is open, except that shares cannot be purchased by wire transfer on days that federally chartered banks are closed. Purchases, redemptions and exchanges may be restricted in the event of an early or unscheduled close of the NYSE, as permitted by the SEC.


The funds have authorized certain investment professionals and financial institutions ("financial intermediaries") to accept purchase, redemption, or exchange orders on their behalf. Your purchase or redemption price will be based on the net asset value (NAV) per share next calculated by the funds after your order is received by the funds or an authorized financial intermediary in proper form. Exchanges are also made at the NAV per share next calculated by the fund after your exchange request is received in proper form. See "Additional Information on Purchasing, Redeeming and Exchanging Shares -- Calculating Net Asset Value" below. Contact your financial intermediary to determine the time by which it must receive your order to be assured same day processing. To make sure your order is in proper form, you must follow the instructions set forth below under "Purchase, Redemption and Exchange Procedures."

Some financial intermediaries may charge a fee for helping you purchase, redeem, or exchange shares. Contact your financial intermediary for more information. No such fee will be imposed if you purchase shares directly from the funds.

CHOOSING A SHARE CLASS


The funds issue their shares in five classes with each class having a different cost structure. As noted below, only certain eligible investors can purchase Class R and Class Y shares of the funds, whereas Class A and Class C shares (the "Retail Share Classes") are generally available to investors. You should decide which share class best suits your needs.



Effective at the close of business on June 30, 2008 (the "Closing Date"), no new or additional investments, including investments through any systematic investment plan, were allowed in Class B shares of the First American Funds, except through permitted exchanges. Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another First American Fund (as permitted by existing exchange privileges), and redeem their Class B shares as described in this prospectus. Any dividends or capital gains on Class B shares of a fund will be reinvested in Class B shares of the fund at net asset value, unless you have otherwise chosen to receive distributions in cash. For Class B shares outstanding as of the Closing Date, all Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion feature remain unchanged.



Class B shareholders wishing to make additional investments in the funds' shares after the Closing Date are permitted to invest in other classes of the funds, subject to the pricing and eligibility requirements of those classes.


Eligibility to Invest in Class R and Class Y Shares


CLASS R SHARES generally are available only to 401(k) plans, 457 plans, profit-sharing and money purchase pension plans, defined benefit plans and nonqualified deferred compensation plans ("retirement plans"), and must be held in plan level or omnibus accounts.



Class R shares are not available to retail retirement or non-retirement accounts, Traditional and Roth Individual Retirement Accounts (IRAs), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs, and 529 college savings plans.


CLASS Y SHARES are offered to group retirement and employee benefit plans and to certain persons who are charged fees for advisory, investment, consulting or similar services by a financial intermediary or other service provider. Such persons may include, but are not limited to, individuals, corporations, and endowments.

Class Share Overview

                   Front-End    Contingent Deferred
                 Sales Charge       Sales Charge         Annual 12b-1 Fees
                    (FESC)             (CDSC)         (as a % of net assets)
----------------------------------------------------------------------------
Class A              5.50%(1)           None(2)                0.25%
Class B(3)           None               5.00%(4)               1.00%
Class C(5)           None               1.00%(6)               1.00%
Class R              None               None                   0.50%
Class Y              None               None                   None
----------------------------------------------------------------------------



(1)The FESC is reduced for larger purchases. See "Determining Your Share Price -- Class A Shares" below.



(2)Class A share investments of $1 million or more on which no FESC is paid may be subject to a 1.00% CDSC.


(3)Class B shares automatically convert to Class A shares eight years after purchase, which reduces future annual expenses since Class A shares have lower annual expenses.


(4)A CDSC of up to 5.00% applies to Class B shares if you redeem shares within six years of purchase. The CDSC declines over the six years as described below under "Determining Your Share Price -- Class B Shares."


(5)Class C shares do not convert to Class A shares so they will continue to have higher annual expenses than Class A shares for as long as you hold them.


(6)A 1.00% CDSC applies if you redeem your Class C shares within 12 months of purchase.



Among the Retail Share Classes, Class A shares may be a better choice if your investment qualifies for a reduced sales charge. You should not place Class C share orders that would cause your total investment in First American Funds Class A, Class B (for funds that offered such share class prior to July 1, 2008), and Class C shares (not including First American money market funds) to equal or exceed $1 million dollars, using the aggregation principles discussed below under "Determining Your


                                     14
                  PROSPECTUS - First American Asset Allocation Funds

Policies and Services
Purchasing, Redeeming, and Exchanging Shares CONTINUED



Share Price -- Class A Shares -- Reducing Your Sales Charge on Class A Shares." To the extent operationally possible, these orders will be automatically rejected.

Class R or Class Y shares are generally a better choice than a Retail Share Class if you are eligible to purchase these share classes. However, if you intend to hold your shares for a long time, or if you are eligible to invest in Class A shares with a reduced or waived sales charge, Class A may be a better choice than an investment in Class R shares.

DETERMINING YOUR SHARE PRICE

Because the current prospectus and Statement of Additional Information are available on First American Funds' website free of charge, we do not disclose the following share class information separately on the website.

Class A Shares

Your purchase price for Class A shares is typically the net asset value of your shares, plus a front-end sales charge. Sales charges vary depending on the amount of your purchase. The sales charge you pay may differ slightly from the amount set forth below because of rounding that occurs in the calculation used to determine your sales charge.

                                       Sales Charge
                              -----------------------------
                               As a %               As a %
                                 of                 of Net
                              Offering              Amount
PURCHASE AMOUNT                 Price              Invested
-----------------------------------------------------------
Less than $50,000               5.50%                5.82%
$50,000 - $99,999               4.50%                4.71%
$100,000 - $249,999             3.50%                3.63%
$250,000 - $499,999             2.50%                2.56%
$500,000 - $999,999             2.00%                2.04%
$1 million and over             0.00%                0.00%


Reducing Your Sales Charge on Class A Shares. As shown in the preceding table, larger purchases of Class A shares reduce the percentage sales charge you pay. In determining whether you are entitled to pay a reduced sales charge, you may aggregate certain other purchases with your current purchase, as follows.


Prior Purchases. Prior purchases of Class A, Class B (for funds that offered such share class prior to July 1, 2008), and Class C shares of any First American Fund (except a money market fund) will be factored into your sales charge calculation. You will receive credit for the current net asset value of the other Class A, Class B, and Class C shares you hold at the time of your purchase, including shares held in individual retirement, custodial or personal trust accounts. For example, let's say you're making a $10,000 investment and you already own other First American Fund Class A shares that are currently valued at $45,000. You will receive credit for the current value of these shares and your sales charge will be based on a total purchase amount of $55,000. If the current net asset value of your shares is less than their original purchase price, you may receive credit for their original purchase price instead, but only if you provide a written request to the funds and provide them with the records necessary to demonstrate the shares' purchase price.



Purchases by Related Accounts. Concurrent and prior purchases by certain other accounts of Class A, Class B (for funds that offered such share class prior to July 1, 2008), and Class C shares of any First American Fund (except a money market fund) also will be combined with your purchase to determine your sales charge. The fund will combine purchases made by you, your spouse or domestic partner, and your dependent children when it calculates the sales charge, including purchases in individual retirement, custodial and personal trust accounts.



Letter of Intent. If you plan to make an aggregate investment of $50,000 or more over a 13-month period in Class A or Class C shares of one or more First American Funds, other than the money market funds, you may reduce your sales charge for Class A purchases by signing a non-binding letter of intent. If you do not fulfill the letter of intent, you must pay the applicable sales charge. In addition, if you reduce your sales charge to zero under a letter of intent and then sell your Class A shares within 18 months of their purchase, you may be charged a contingent deferred sales charge of 1%. See "Class A Share Investments of Over $1 Million" below.


It is your responsibility to determine whether you are entitled to pay a reduced sales charge. The fund is not responsible for making this determination. To receive a reduced sales charge, you must notify the fund at the time of the purchase order that a quantity discount may apply to your current purchase. If you purchase shares by mail, you must notify the fund in writing. Otherwise, simply inform your financial intermediary, or Investor Services if you are purchasing shares directly from the funds, and they will notify the fund.

You should provide your financial intermediary with information or records regarding any other accounts in which there are holdings eligible to be aggregated, including:

- all of your accounts at your financial intermediary.
- all of your accounts at any other financial intermediary.
- all accounts of any related party (such as a spouse or dependent child) held with any financial intermediary.

You should keep the records necessary to demonstrate the purchase price of shares held in these accounts since neither the fund and its transfer agent nor your financial intermediary may have this information.

More information on these ways to reduce your sales charge appears in the SAI.


                                     15
                  PROSPECTUS - First American Asset Allocation Funds

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Policies and Services
Purchasing, Redeeming, and Exchanging Shares CONTINUED


Purchasing Class A Shares Without a Sales Charge. The following persons may purchase a fund's Class A shares at net asset value without a sales charge:

- directors, advisory board members, full-time employees and retirees of the advisor and its affiliates.
- current and retired officers and directors of the funds.
- full-time employees of any broker-dealer authorized to sell fund shares.
- full-time employees of the fund's counsel.
- members of the immediate families of any of the foregoing (i.e., a spouse or domestic partner and any dependent children).
- persons who purchase the funds through "one-stop" mutual fund networks through which the funds are made available.
- persons participating in a fee-based program sponsored and maintained by a registered broker-dealer.
- trust companies and bank trust departments acting in a fiduciary, advisory, agency, custodial or similar capacity.

- persons who hold shares of a First American money market fund pursuant to an arrangement, which has subsequently terminated, under which the money market fund had served as a cash investment option for another mutual fund family, but only with respect to exchanges of these shares (including shares representing reinvested dividends) for shares of other First American funds.

- group retirement and employee benefit plans.

You must notify the funds or your financial intermediary if you are eligible to purchase Class A shares without a sales charge.

Reinvesting After a Redemption. If you redeem Class A shares of a First American Fund (except money market fund shares on which you have not paid a sales charge), you may reinvest in Class A shares of that fund or another First American Fund within 180 days without a sales charge. To reinvest in Class A shares at net asset value (without paying a sales charge), you must notify the fund directly in writing or notify your financial intermediary.

Class A Share Investments of Over $1 Million. There is no initial sales charge on Class A share purchases of $1 million or more (including purchases that reach the $1 million level as a result of aggregating prior purchases and purchases by related accounts). However, your financial intermediary may receive a commission of up to 1% on your purchase. If such a commission is paid, you will be assessed a contingent deferred sales charge (CDSC) of 1% if you sell your shares within 18 months. The CDSC you pay may differ slightly from this amount because of rounding that occurs in the calculation used to determine your CDSC. To find out whether you will be assessed a CDSC, ask your financial intermediary.

The CDSC is based on the value of your shares at the time of purchase in the case of a partial redemption. If you redeem all of your shares, the CDSC is based on the value of your shares at the time of purchase or at the time of redemption, whichever is less. The charge does not apply to shares you acquired by reinvesting your dividend or capital gain distributions. To help lower your costs, Class A shares that are not subject to a CDSC will be redeemed first. The CDSC will be waived in the circumstances described below under "Waiving Contingent Deferred Sales Charges."

Class B Shares


Effective at the close of business on June 30, 2008, no new or additional investments were allowed in Class B shares of the First American funds as described above under "Choosing a Share Class."


Your purchase price for Class B shares is their net asset value -- there is no front-end sales charge. However, if you redeem your shares within six years of purchase, you will pay a CDSC, as reflected in the following table.

                          CDSC as a % of the
Year since purchase      value of your shares
---------------------------------------------
First                            5.00%
Second                           5.00%
Third                            4.00%
Fourth                           3.00%
Fifth                            2.00%
Sixth                            1.00%
Seventh                          0.00%
Eighth                           0.00%


The CDSC you pay may differ slightly from the amount set forth above because of rounding that occurs in the calculation used to determine your CDSC.

Your CDSC will be based on the value of your shares at the time of purchase or at the time of redemption, whichever is less. The charge does not apply to shares you acquired by reinvesting your dividend or capital gain distributions. To help lower your costs, Class B shares that are not subject to a CDSC will be redeemed first; other Class B shares will then be redeemed in an order that minimizes your CDSC. The CDSC will be waived in the circumstances described below under "Waiving Contingent Deferred Sales Charges."

Your Class B shares and any related shares acquired by reinvesting your dividend or capital gain distributions will automatically convert to Class A shares eight years after the beginning of the month in which you purchased the shares.

Class C Shares

Your purchase price for Class C shares is their net asset value -- there is no front-end sales charge. However, if you redeem your shares within 12 months of purchase, you will be assessed a CDSC of 1% of the value of your shares at the time of purchase or at the time of sale, whichever is less. The CDSC you pay may differ slightly from this amount because of rounding that occurs in the calculation used to determine your CDSC. The CDSC does not apply to shares you acquired by reinvesting your dividend or capital gain distributions. To help lower your costs, Class C shares that are not subject to a CDSC will be redeemed


                                     16
                  PROSPECTUS - First American Asset Allocation Funds

Policies and Services
Purchasing, Redeeming, and Exchanging Shares CONTINUED



first. The CDSC will be waived in the circumstances described below under "Waiving Contingent Deferred Sales Charges."

Unlike Class B shares, Class C shares do not convert to Class A shares after a specified period of time. Therefore, your shares will continue to have higher annual expenses than Class A shares.


Retirement Plan Availability of Class C Shares





Class C shares are available to individual plans and certain smaller group plans, such as SIMPLE, SEP, and Solo 401(k) plans. Class C shares are not available to certain employer-sponsored plans, such as 401(k), employer-sponsored 403(b), money purchase and profit sharing plans, except for those plans invested in Class C shares of the First American Funds prior to July 20, 2007.


Waiving Contingent Deferred Sales Charges

CDSCs on Class A, Class B and Class C share redemptions will be waived for:

- redemptions following the death or disability (as defined in the Internal Revenue Code) of a shareholder.
- redemptions that equal the minimum required distribution from an IRA or other retirement plan to a shareholder who has reached the age of 70 1/2.
- redemptions through a systematic withdrawal plan, at a rate of up to 12% a year of your account's value. The systematic withdrawal limit will be based on the market value of your account at the time of each withdrawal.
- redemptions required as a result of over-contribution to an IRA plan.

Class R and Class Y Shares

Your purchase price for Class R and Class Y shares is their net asset value. These share classes do not have a front-end sales charge or a CDSC.

12B-1 FEES

Each fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act that allows the fund to pay its distributor an annual fee for the distribution and sale of its shares and/or for services provided to shareholders. The funds do not pay 12b-1 fees on Class Y shares. The 12b-1 fees paid by the funds are designated as distribution fees and/or shareholder servicing fees, as described here.

                                    Annual 12b-1 Fees
                                   (as a percentage of
                                average daily net assets)
                             ------------------------------
                                                Shareholder
                             Distribution        Servicing
                                  Fee               Fee
-----------------------------------------------------------
Class A                           None             0.25%
Class B                          0.75%             0.25%
Class C                          0.75%             0.25%
Class R                          0.25%             0.25%
Class Y                           None              None
-----------------------------------------------------------


Because 12b-1 fees are paid out of a fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

COMPENSATION PAID TO FINANCIAL INTERMEDIARIES

The funds' distributor receives any front-end sales charge or CDSC that you pay and any 12b-1 fees paid by the funds. From this revenue, the distributor will pay financial intermediaries for the services they provide. The funds' advisor and/or distributor may make additional payments to intermediaries from their own assets, as described below under "Additional Payments to Financial Intermediaries."

Sales Charge Reallowance

The distributor pays (or "reallows") a portion of the front-end sales charge on Class A shares to your financial intermediary, as follows:

                                  Maximum Reallowance
                                       as a % of
Purchase Amount                      Purchase Price
-----------------------------------------------------
Less than $50,000                        5.00%
$50,000 - $99,999                        4.00%
$100,000 - $249,999                      3.25%
$250,000 - $499,999                      2.25%
$500,000 - $999,999                      1.75%
$1 million and over                      0.00%


Sales Commissions


There is no initial sales charge on Class A share purchases of $1 million or more. However, your financial intermediary may receive a commission of up to 1.00% on your purchase. Although you pay no front-end sales charge when you buy Class C shares, the funds' distributor pays a sales commission of 1.00% of the amount invested to intermediaries selling Class C shares.


12b-1 Fees

The funds' distributor uses the 12b-1 shareholder servicing fee to compensate financial intermediaries for administrative services performed on behalf of the intermediaries' customers.

                                     17
                  PROSPECTUS - First American Asset Allocation Funds

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Policies and Services
Purchasing, Redeeming, and Exchanging Shares CONTINUED



These intermediaries receive shareholder servicing fees of up to 0.25% of a fund's Class A, Class B, Class C, and Class R share average daily net assets attributable to shares sold through them. For Class A and Class R shares, the distributor begins to pay shareholder servicing fees to these intermediaries immediately after you purchase shares. For Class B and Class C shares, the distributor begins to pay shareholder servicing fees to these intermediaries one year after you purchase shares, but only if you continue to hold the shares at that time.

The funds' distributor uses the 12b-1 distribution fee to compensate financial intermediaries for the sale of fund shares to their customers. The funds' distributor pays intermediaries that sell Class C shares a 0.75% annual distribution fee beginning one year after the shares are sold. The funds' distributor pays intermediaries that sell Class R shares a 0.25% annual distribution fee beginning immediately after you purchase shares. The funds' distributor retains the Class B share 0.75% annual distribution fee in order to finance the payment of sales commissions to intermediaries that sell Class B shares.

In all cases, intermediaries continue to receive 12b-1 fees for as long as you hold fund shares.

Additional Payments to Financial Intermediaries

The advisor and/or the distributor may pay additional compensation to financial intermediaries out of their own resources to selected intermediaries for the purposes of promoting the sale of fund shares, maintaining share balances and/or for sub-accounting, administrative or shareholder processing services. The amounts of these payments could be significant, and may create an incentive for the intermediary or its representatives to recommend or offer shares of the funds to you. The intermediary may elevate the prominence or profile of the funds within the intermediary's organization by, for example, placement on a list of preferred or recommended funds, and/or granting the advisor and/or the distributor preferential or enhanced opportunities to promote the funds in various ways within the intermediary's organization. These payments are not reflected in the fees and expenses listed in the "Fund Summaries" section of the prospectus because they are not paid by the funds.

These payments are negotiated and may be based on such factors as the number or value of First American Fund shares that the intermediary sells or may sell; the value of the assets invested in the First American Funds by the intermediary's customers; the type and nature of services or support furnished by the intermediary; and/or other measures as determined from time to time by the advisor and/or distributor. Such payments are generally asset based but also may include the payment of a lump sum for services provided. In addition, the advisor and/or the distributor may make payments to reimburse selected intermediaries for items such as ticket charges (i.e., fees that an intermediary charges its representatives for effecting transactions in fund shares), operational charges, literature printing and/or distribution costs, and networking fees.

The advisor and/or distributor may make other payments or allow other promotional incentives to financial intermediaries to the extent permitted by SEC and FINRA rules and by other applicable laws and regulations.

You can ask your financial intermediary for information about any payments it receives from the advisor and/or the distributor and from the funds, and any services your intermediary provides, as well as about fees and/or commissions your intermediary charges. You can also find more details about payments made by the advisor and/or the distributor in the funds' SAI.

PURCHASE, REDEMPTION, AND EXCHANGE PROCEDURES

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

As a result, when you open an account, we will ask for your name, permanent street address, date of birth, and social security or taxpayer identification number. Addresses containing a P.O. Box only will not be accepted. We may also ask for other identifying documents or information.

Purchasing Class A, Class B, and Class C Shares

You can become a shareholder in any of the funds by making the following minimum initial or additional investments.

                                                                                     Minimum       Minimum
                                                                                     Initial     Additional
ACCOUNT TYPES                                                                      Investment    Investment
-----------------------------------------------------------------------------------------------------------

Retirement plan, Uniform Gift to Minors Act (UGMA)/
Uniform Transfers to Minors Act (UTMA) accounts                                      $  500         $ 25

All other accounts                                                                   $1,000         $100



The funds reserve the right to waive or lower purchase minimums under certain circumstances and to reject any purchase order. As of January 1, 2009, the minimum initial investment will increase to $2,500 for all accounts and additional investments will be allowed for as little as $100 for all accounts.



By Phone. You can purchase shares by calling your financial intermediary, if it has a sales agreement with the funds' distributor. Once the initial minimum investment has been made, you can also place purchase orders in amounts equal to or greater than the minimum additional investment amount for your account type by calling Investor Services at 800 677-FUND. Funds will be transferred electronically from your bank account through the Automated Clearing House (ACH) network. Before making a purchase by electronic funds transfer, you must submit a new account form to the funds and elect this


                                     18
                  PROSPECTUS - First American Asset Allocation Funds

Policies and Services
Purchasing, Redeeming, and Exchanging Shares CONTINUED



option. Be sure to include all of your banking information on the form.


By Wire. You can purchase shares by making a wire transfer from your bank. Before making an initial investment by wire, you must submit a new account form to the funds. After receiving your form, a service representative will contact you with your account number and wiring instructions. Your order will be priced at the next NAV, or public offering price as applicable based on your share class, calculated after the funds' custodian receives your payment by wire. Before making any additional purchases by wire, you should call Investor Services at 800 677-FUND. You cannot purchase shares by wire on days when federally chartered banks are closed.


By Mail. To purchase shares by mail, simply complete and sign a new account form, enclose a check made payable to the fund you wish to invest in, and mail both to:

REGULAR U.S. MAIL:            OVERNIGHT EXPRESS MAIL:
--------------------------    --------------------------
First American Funds          First American Funds
P.O. Box 3011                 615 East Michigan Street
Milwaukee, WI 53201-3011      Milwaukee, WI 53202


After you have established an account, you may continue to purchase shares by mailing your check to First American Funds at the same address.

Please note the following:

- All purchases must be drawn on a bank located within the United States and payable in U.S. dollars to First American Funds.
- Cash, money orders, cashier's checks in amounts less than $10,000, third-party checks, Treasury checks, credit card checks, traveler's checks, starter checks, and credit cards will not be accepted. We are unable to accept post dated checks, post dated on-line bill pay checks, or any conditional order or payment.
- If a check or ACH transaction does not clear your bank, the funds reserve the right to cancel the purchase, and you may be charged a fee of $25 per check or transaction. You could be liable for any losses or fees incurred by the fund as a result of your check or ACH transaction failing to clear.

By Systematic Investment Plan. To purchase shares as part of a savings discipline, you may add to your investment on a regular basis:


- by having $100 or more ($25 for a retirement plan or a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account) automatically withdrawn from your bank account on a periodic basis and invested in fund shares, or

- through automatic monthly exchanges of your First American fund into another First American fund of the same class.

You may apply for participation in either of these programs through your financial intermediary or by calling Investor Services at 800 677-FUND.

Redeeming Class A, Class B, and Class C Shares

When you redeem shares, the proceeds are normally sent on the next business day, but in no event more than seven days, after your request is received in proper form.

By Phone. If you purchased shares through a financial intermediary, simply call them to redeem your shares.

If you did not purchase shares through a financial intermediary, you may redeem your shares by calling Investor Services at 800 677-FUND. Proceeds can be wired to your bank account (if you have previously supplied your bank account information to the fund) or sent to you by check. The funds charge a $15 fee for wire redemptions, but have the right to waive this fee for shares redeemed through certain financial intermediaries and by certain individuals. Proceeds also can be sent directly to your bank or brokerage account via electronic funds transfer if your bank or brokerage firm is a member of the ACH network. Credit is usually available within 2-3 business days. The First American Funds reserve the right to limit telephone redemptions to $50,000 per account per day.

If you recently purchased your shares by check or through the ACH network, proceeds from the sale of those shares may not be available until your check or ACH payment has cleared, which may take up to 15 calendar days from the date of purchase.

By Mail. To redeem shares by mail, send a written request to your financial intermediary, or to the fund at the following address:

REGULAR U.S. MAIL:            OVERNIGHT EXPRESS MAIL:
--------------------------    --------------------------
First American Funds          First American Funds
P.O. Box 3011                 615 East Michigan Street
Milwaukee, WI 53201-3011      Milwaukee, WI 53202


Your request should include the following information:

- name of the fund
- account number
- dollar amount or number of shares redeemed
- name on the account
- signatures of all registered account owners


After you have established your account, signatures on a written request must be guaranteed if:



- you would like redemption proceeds to be paid to any person, address, or bank account other than that on record.


- you would like the redemption check mailed to an address other than those on the fund's records, or you have changed the address on the fund's records within the last 30 days.

- your redemption request is in excess of $50,000.
- bank information related to an automatic investment plan, telephone purchase or telephone redemption is changed.

In addition to the situations described above, the funds reserve the right to require a signature guarantee in other instances based on the circumstances of a particular situation.


                                     19
                  PROSPECTUS - First American Asset Allocation Funds

Policies and Services
Purchasing, Redeeming, and Exchanging Shares CONTINUED


A signature guarantee assures that a signature is genuine and protects shareholders from unauthorized account transfers. Banks, savings and loan associations, trust companies, credit unions, broker-dealers, and member firms of a national securities exchange may guarantee signatures. Call your financial intermediary to determine if it has this capability. A notary public is not an acceptable signature guarantor.

Proceeds from a written redemption request will be sent to you by check unless another form of payment is requested.


By Wire. You can call or write to have redemption proceeds sent to a bank account. See the policies for redeeming shares by phone or by mail. Before requesting to have redemption proceeds sent to a bank account, please make sure the funds have your bank account information on file. If the funds do not have this information, you will need to send written instructions with your bank's name and a voided check or pre-printed savings account deposit slip. You must provide written instructions signed by all fund and bank account owners, and each individual must have their signature guaranteed.


By Systematic Withdrawal Plan. If your account has a value of $5,000 or more, you may redeem a specific dollar amount from your account on a regular basis. You may set up a systematic withdrawal when you complete a new account form or by calling your financial intermediary.

You should not make systematic withdrawals if you plan to continue investing in a fund, due to sales charges and tax liabilities.

Exchanging Class A, Class B, and Class C Shares

If your investment goals or your financial needs change, you may move from one First American Fund to another First American Fund. There is no fee to exchange shares.

Generally, you may exchange your shares only for the same class of shares of the other fund, with certain exceptions, including:

- You may exchange your Class A shares for Class Y shares of the same or another First American Fund if you subsequently become eligible to purchase Class Y shares.
- If you are no longer eligible to hold Class Y shares, you may exchange your shares for Class A shares at net asset value. Class A shares have higher expenses than Class Y shares.

Exchanges are made based on the net asset value per share of each fund at the time of the exchange. When you exchange your Class A shares of one of the funds for Class A shares of another First American fund, you do not have to pay a sales charge. When you exchange your Class B or Class C shares for Class B or Class C shares, respectively, of another First American fund, the time you held the shares of the "old" fund will be added to the time you hold the shares of the "new" fund for purposes of determining your CDSC or, in the case of Class B shares, calculating when your shares convert to Class A shares.

Before exchanging into any fund, be sure to read its prospectus carefully. A fund may change or cancel its exchange policies at any time. You will be notified of any changes. The funds have the right to limit exchanges that are deemed to constitute short-term trading. See "Additional Information on Purchasing, Redeeming and Exchanging Shares -- Short-Term Trading of Fund Shares" below.

By Phone. If both funds have identical shareholder registrations, you may exchange shares by calling your financial intermediary or by calling the funds directly at 800 677-FUND.

By Mail. To exchange shares by written request, please follow the procedures under "Redeeming Class A, Class B and Class C Shares" above. Be sure to include the names of both funds involved in the exchange.

By Systematic Exchange Plan. You may add to your investment on a regular basis through automatic monthly exchanges of one First American Fund into another First American Fund of the same class. You may apply for participation in this program through your financial intermediary or by calling Investor Services at 800 677-FUND.

Purchasing, Redeeming, and Exchanging Class R Shares

Eligible retirement plans generally may open an account and purchase Class R shares by contacting any financial intermediary or plan administrator authorized to sell the funds' shares. Participants in retirement plans generally must contact the plan's administrator to purchase, redeem or exchange shares.

Share purchases by eligible retirement plans are generally made by wire transfer. You cannot purchase shares by wire on days when federally chartered banks are closed.

Purchase orders and redemption requests from a retirement plan or participant in the plan must be received by the financial intermediary or plan administrator by the time specified by that institution to be assured same day processing. In order for shares to be purchased or sold at that day's price, the funds must receive the purchase order or redemption request from the financial intermediary or plan administrator by 3:00 p.m. Central time. It is the responsibility of the financial intermediary or plan administrator to promptly transmit orders to the funds.

If the funds receive a redemption request by 3:00 p.m. Central time, payment of the redemption proceeds will ordinarily be made by wire on the next business day. It is possible, however, that payment could be delayed by up to seven days.


Exchanging Class R Shares. If you are a plan participant and your investment goals or your financial needs change, you may exchange your shares for Class R shares of another First American Fund offered through your retirement plan. Exchanges are made at the net asset value per share of each fund at the time of the exchange. There is no fee to exchange shares.



                                     20
                  PROSPECTUS - First American Asset Allocation Funds

Policies and Services
Purchasing, Redeeming, and Exchanging Shares CONTINUED


To exchange your shares, call your financial intermediary or plan administrator. In order for your shares to be exchanged the same day, you must call your financial intermediary or plan administrator by the time specified by that institution and your exchange order must be received by the funds by 3:00 p.m. Central time. It is the responsibility of your financial intermediary or plan administrator to promptly transmit your exchange order to the funds.

Before exchanging into any fund, be sure to read its prospectus carefully. A fund may change or cancel its exchange policies, or the funds offered through your retirement plan may change, at any time. You will be notified of any changes. The funds have the right to limit exchanges that are deemed to constitute short-term trading. See "Additional Information on Purchasing, Redeeming and Exchanging Shares -- Short-Term Trading of Fund Shares" below.

Purchasing, Redeeming, and Exchanging Class Y Shares

You may purchase or redeem shares by calling your financial intermediary. When purchasing shares, payment must generally be made by wire transfer, which can be arranged by your financial intermediary. You cannot purchase shares by wire on days when federally chartered banks are closed. The funds reserve the right to impose minimum investment amounts on clients of financial intermediaries that charge the funds or the advisor transaction or recordkeeping fees.

If the fund or an authorized financial intermediary receives your redemption request by 3:00 p.m. Central time, payment of your redemption proceeds will ordinarily be made by wire on the next business day. It is possible, however, that payment could be delayed by up to seven days.


Exchanging Class Y Shares. If your investment goals or your financial needs change, you may exchange your shares for Class Y shares of another First American Fund. Exchanges are made at the net asset value per share of each fund at the time of the exchange. There is no fee to exchange shares. If you are no longer eligible to purchase Class Y shares, you may exchange your shares for Class A shares at net asset value. Class A shares have higher expenses than Class Y shares.


To exchange your shares, call your financial intermediary.

Before exchanging into any fund, be sure to read its prospectus carefully. A fund may change or cancel its exchange policies at any time. You will be notified of any changes. The funds have the right to limit exchanges that are deemed to constitute short-term trading. See "Additional Information on Purchasing, Redeeming, and Exchanging Shares -- Short-Term Trading of Fund Shares" below.

Systematic Transactions. You may add to your investment, or redeem a specific dollar amount from your account, on a regular, automatic basis through a systematic investment or withdrawal plan. You may also move from one First American Fund to another First American Fund of the same class on a regular basis through automatic monthly exchanges. You may apply for participation in these programs through your financial intermediary.

You should not make systematic withdrawals if you plan to continue investing in a fund, due to sales charges and tax liabilities.

ADDITIONAL INFORMATION ON PURCHASING, REDEEMING, AND EXCHANGING SHARES

Calculating Net Asset Value


The funds generally calculate their NAV as of 3:00 p.m. Central time every day the New York Stock Exchange is open. The funds do not calculate their NAVs on national holidays, or any other days, on which the NYSE is closed for trading.


A fund's NAV is equal to the market value of its investments and other assets, less any liabilities, divided by the number of fund shares. The assets of each fund normally will consist primarily of shares of the underlying funds, which are valued at their net asset values.


For the underlying funds, investments and other assets will be valued at their market values. For securities traded on an exchange, we receive the price as reported by the exchange from one or more independent pricing services that have been approved by the funds' board of directors. These independent pricing services also provide security valuations for certain other underlying fund investments not traded on an exchange. If market prices are not readily available for an investment or if the advisor believes they are unreliable, fair value prices may be determined in good faith using procedures approved by the funds' board of directors. Under these procedures, fair values are generally determined by a pricing committee appointed by the board of directors, except that Global Infrastructure Fund, International Fund, and International Select Fund may rely on the recommendations of a fair value pricing service approved by the funds' board of directors in valuing foreign securities. The types of securities for which such fair value pricing might be required include, but are not limited to:


- Securities, including securities traded in foreign markets, where an event occurs after the close of the market in which such security principally trades, but before NAV is determined, that will affect the value of such security, or the closing value is otherwise deemed unreliable;
- Securities whose trading has been halted or suspended;
- Fixed-income securities that have gone into default and for which there is no current market value quotation; and
- Securities with limited liquidity, including certain high-yield securities or securities that are restricted as to transfer or resale.


                                     21
                  PROSPECTUS - First American Asset Allocation Funds

Policies and Services
Purchasing, Redeeming, and Exchanging Shares CONTINUED


Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its NAV per share.

Global Infrastructure Fund, International Fund and International Select Fund will hold portfolio securities that trade on weekends or other days when the funds do not price their shares. Therefore, the net asset value of the shares of these underlying funds may change on days when shareholders will not be able to purchase or redeem their fund shares.

Short-Term Trading of Fund Shares


The funds discourage purchases and redemptions of their shares in response to short-term fluctuations in the securities markets. The funds' board of directors has adopted policies and procedures designed to detect and deter short-term trading in the funds' shares that may disadvantage long-term fund shareholders. These policies are described below. The funds will not knowingly accommodate trading in the funds' shares in violation of these policies.


Risks Associated with Short-Term Trading. Short-term trading in a fund's shares, particularly in larger amounts, may be detrimental to long-term shareholders of the fund. Depending on various factors, including the size of a fund, the amount of assets the fund typically maintains in cash or cash equivalents, the dollar amount and number and frequency of trades, and the types of securities in which the fund typically invests, short-term trading may interfere with the efficient management of the fund's portfolio, increase the fund's transaction costs, administrative costs and taxes, and/or impact the fund's performance.

In addition, the nature of a fund's portfolio holdings may allow a shareholder engaging in a short-term trading strategy to take advantage of possible delays between the change in the value of a fund's portfolio holdings and the reflection of that change in the net asset value of the fund's shares. Such a delay may occur in funds that have significant investments in foreign securities, where the value of those securities is established some time before the fund calculates its own share price, or in funds that hold significant investments in small-cap securities, high-yield (junk) bonds and other types of investments that may not be frequently traded. This type of short-term trading is sometimes referred to as "arbitrage market timing," and there is the possibility that such trading may dilute the value of fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based upon net asset values which do not reflect appropriate fair value prices.

Short-Term Trading Policies. The funds' advisor monitors trading in fund shares in an effort to identify short-term trading activity that may disadvantage long-term shareholders. Only transactions that exceed a certain dollar threshold that has been determined to be potentially disruptive to the management of a fund are subject to monitoring. It is the policy of the funds to permit no more than one round trip by an investor during any 90-calendar-day period. A round trip is defined as a purchase into or redemption out of a fund (including purchases or redemptions accomplished by an exchange) paired with an opposite direction redemption out of or purchase into the same fund within 10 calendar days, in a dollar amount that exceeds the monitoring threshold. If the advisor determines that a shareholder has made more than one round trip during any 90-calendar-day period, the shareholder conducting such trading will, in less serious instances, be given an initial warning to discontinue such trading. In more serious instances (generally involving larger dollar amounts), or in the case of a second violation after an initial warning has been given, the shareholder may be temporarily or permanently barred from making future purchases into one or all of the funds or, alternatively, the funds may limit the amount, number or frequency of any future purchases and/or the method by which the shareholder may request future purchases (including purchases by an exchange or transfer between a fund and any other fund). In addition to the foregoing sanctions, the funds reserve the right to reject any purchase order at any time and for any reason, without prior written notice. The funds also reserve the right to revoke the exchange privileges of any person at any time and for any reason. In making determinations concerning the rejection of purchase orders and the revocation of exchange privileges, and in considering which sanctions to impose, the funds may consider an investor's trading history in any of the First American Funds, in non-First American mutual funds, or in accounts under a person's common ownership or control.

Certain transactions are not subject to the funds' short-term trading policies. These include transactions such as systematic redemptions and purchases; retirement plan contributions, loans and distributions (including hardship withdrawals); purchase transactions involving transfers of assets, rollovers, Roth IRA conversions and IRA re-characterizations; regular portfolio re-balancings in fee-based programs of registered investment advisors, financial planners and registered broker-dealers; and similar transactions.

Fund shares are frequently held through omnibus account arrangements, whereby a broker-dealer, investment advisor, retirement plan sponsor or other financial intermediary maintains an omnibus account with a fund for trading on behalf of its customers. The funds generally seek to apply their short-term trading policies and procedures to these omnibus account arrangements, and monitor trading activity at the omnibus account level to attempt to identify disruptive trades. Under agreements that the funds (or the funds' distributor) have entered into with intermediaries, the funds may request transaction information from intermediaries at any time in order to determine whether there has been short-term trading by the intermediaries' customers. The funds will request that the

                                     22
                  PROSPECTUS - First American Asset Allocation Funds

Policies and Services
Purchasing, Redeeming, and Exchanging Shares CONTINUED



intermediary provide individual account level detail (or participant level detail in the case of retirement plans) to the funds if more than one round trip in any 90 day period is detected at the omnibus or plan level and such round trips appear to be (a) attributable to an individual shareholder or plan participant and (b) potentially detrimental to the respective fund and its shareholders based on such factors as the time between transactions, the size of the transactions and the type of fund involved. If short-term trading is detected at the individual account or participant level, the funds will request that the intermediary take appropriate action to curtail the activity. If the financial intermediary does not take action, the funds will take such steps as are reasonably practicable to curtail the excessive trading, including terminating the relationship with the intermediary if necessary. An intermediary may apply its own short-term trading policies and procedures, which may be more or less restrictive than the funds' policies and procedures. If you purchase or sell fund shares through an intermediary, you should contact them to determine whether they impose different requirements or restrictions.

Telephone Transactions

The funds and their agents will not be responsible for any losses that may result from acting on wire or telephone instructions that they reasonably believe to be genuine. The funds and their agents will each follow reasonable procedures to confirm that instructions received by telephone are genuine, which may include taping telephone conversations.

Once a telephone transaction has been placed, it cannot be canceled or modified.

It may be difficult to reach the funds by telephone during periods of unusual market activity. If you are unable to reach the funds or their agents by telephone, please consider sending written instructions.

Accounts with Low Balances




The funds reserve the right to liquidate or assess a low balance fee to any account holding a balance that is less than the account balance minimum of $500 for any reason, including market fluctuation.



Annually, on or about the second Wednesday of August, the funds will assess a $15 low balance fee to certain retirement accounts, education savings plans, and UGMA/UTMA accounts that have balances under the account balance minimum. At the same time, other accounts with balances under the account balance minimum will be liquidated, with proceeds being mailed to the address of record. Shareholders will receive a communication reminding them of this scheduled action in their second quarter account statements, thereby providing time to ensure that balances are at or above the account balance minimum prior to the assessment of the low balance fee or liquidation of low balance accounts.



                                     23
                  PROSPECTUS - First American Asset Allocation Funds

Policies and Services
Managing Your Investment

STAYING INFORMED

Shareholder Reports

Shareholder reports are mailed twice a year. They include financial statements and performance information, and, on an annual basis, a message from your portfolio managers and the report of independent registered public accounting firm.

In an attempt to reduce shareholder costs and help eliminate duplication, the funds will try to limit their mailings to one report for each address that lists one or more shareholders with the same last name. If you would like additional copies, please call Investor Services at 800 677-FUND.

Statements and Confirmations

Statements summarizing activity in your account are mailed quarterly. Confirmations generally are mailed following each purchase or sale of fund shares, but some transactions, such as systematic purchases and dividend reinvestments, are reported on your account statement. Generally, the funds do not send statements for shares held in a brokerage account or to individuals who have their shares held in an omnibus account, such as retirement plan participants. Please review your statements and confirmations as soon as you receive them and promptly report any discrepancies to your financial intermediary or to Investor Services at 800 677-FUND.

DIVIDENDS AND DISTRIBUTIONS


Dividends from a fund's net investment income are declared and paid annually for each fund. Any capital gains are distributed at least once each year.


On the ex-dividend date for a distribution, a fund's share price is reduced by the amount of the distribution. If you buy shares just before the ex-dividend date, in effect, you "buy the dividend." You will pay the full price for the shares and then receive a portion of that price back as a taxable distribution.

Dividend and capital gain distributions will be reinvested in additional shares of the fund, unless you request that distributions be reinvested in another First American Fund or paid in cash. This request may be made on your new account form, by contacting your financial intermediary, or by calling Investor Services at 800 677-FUND. If you request that your distributions be paid in cash but those distributions cannot be delivered because of an incorrect mailing address, or if a distribution check remains uncashed for six months, the undelivered or uncashed distributions and all future distributions will be reinvested in fund shares at the current NAV.

TAXES

Some of the tax consequences of investing in the funds are discussed below. More information about taxes is in the SAI. However, because everyone's tax situation is unique, always consult your tax professional about federal, state, and local tax consequences.

Taxes on Distributions

Each fund pays its shareholders dividends from its net investment income and any net capital gains that it has realized. For most investors, fund dividends and distributions are considered taxable whether they are reinvested or taken in cash (unless your investment is in an IRA or other tax-advantaged account).

Dividends paid from the net investment income of each fund may constitute "qualified dividends" taxable at the same rate as long-term capital gains (currently subject to a maximum rate of 15%). Each fund will inform its shareholders of the portion of its dividends (if any) that constitutes "qualified dividends." Dividends paid from a fund's net investment income that do not constitute "qualified dividends" and dividends paid from short-term capital gains are taxable as ordinary income. Distributions of a fund's long-term capital gains are taxable as long-term gains, regardless of how long you have held your shares.

Taxes on Transactions

The sale of fund shares, or the exchange of one fund's shares for shares of another fund, will be a taxable event and may result in a capital gain or loss. The gain or loss will be considered long-term if you have held your shares for more than one year. A gain or loss on shares held for one year or less is considered short-term and is taxed at the same rates as ordinary income.

The exchange of one class of shares for another class of shares in the same fund will not be taxable.

Considerations for Retirement Plan Clients

A plan participant whose retirement plan invests in a fund generally is not taxed on fund dividends or distributions received by the plan or on sales or exchanges of fund shares by the plan for federal income tax purposes. However, distributions to plan participants from a retirement plan generally are taxable to plan participants as ordinary income. You should consult your tax professional about federal, state and local tax considerations.

More information about tax considerations that may affect the funds and their shareholders appears in the funds' SAI.


                                     24
                  PROSPECTUS - First American Asset Allocation Funds

Additional Information
Management


FAF Advisors, Inc. is the funds' investment advisor. FAF Advisors provides investment management services to individuals and institutions, including corporations, foundations, pensions, and retirement plans. As of September 30, 2008, FAF Advisors had more than $99 billion in assets under management, including investment company assets of more than $86 billion. As investment advisor, FAF Advisors manages the funds' business and investment activities, subject to the authority of the funds' board of directors.


Each fund pays the investment advisor a monthly management fee for providing investment advisory services. The table below reflects management fees paid to the investment advisor, after taking into account any fee waivers, for the funds' most recently completed fiscal year.



                                       Management fee
                                     as a % of average
                                      daily net assets
------------------------------------------------------
STRATEGY AGGRESSIVE GROWTH
  ALLOCATION FUND                           0.00%
STRATEGY GROWTH ALLOCATION FUND             0.00%
STRATEGY BALANCED ALLOCATION FUND           0.03%
STRATEGY CONSERVATIVE ALLOCATION
  FUND                                      0.00%
------------------------------------------------------




A discussion regarding the basis for the board of directors' approval of the funds' investment advisory agreement appears in the funds' annual report to shareholders for the fiscal year ended August 31, 2008.


Direct Correspondence to:

First American Funds
P.O. Box 1330
Minneapolis, MN 55440-1330

Investment Advisor

FAF Advisors, Inc.
800 Nicollet Mall
Minneapolis, MN 55402

Underlying Fund Sub-Advisors

Altrinsic Global Advisors, LLC
100 First Stamford Place
Stamford, Connecticut 06902


Altrinsic Global Advisors, LLC ("Altrinsic"), located at 100 First Stamford Place, Stamford, Connecticut, is a sub-advisor for International Fund and International Select Fund.



Altrinsic is an employee-owned company founded in 2000. One of those employees, John Hock, has a controlling interest in Altrinsic. As of September 30, 2008, Altrinsic had assets under management of approximately $6.2 billion.


Hansberger Global Investors, Inc.
401 East Las Olas Boulevard, Suite 1700
Fort Lauderdale, Florida 33301


Hansberger Global Investors, Inc., ("HGI"), located at 401 East Las Olas Boulevard, Suite 1700, Fort Lauderdale, Florida, is a sub-advisor for International Fund and International Select Fund.



HGI is a wholly owned subsidiary of Hansberger Group, Inc., which is a subsidiary of Natixis Global Asset Management. The firm was founded in 1994. As of September 30, 2008, HGI had assets under management of approximately $7.5 billion, which includes $1.3 billion in Advised Managed Accounts of other firms based on HGI models.




Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112

Lazard Asset Management LLC ("Lazard"), located at 30 Rockefeller Plaza, New York, New York is a sub-advisor for International Select Fund.


Lazard is a wholly owned subsidiary of Lazard Freres & Co. LLC. As of September 30, 2008, Lazard had assets under management of approximately $100.3 billion.


Distributor

Quasar Distributors, LLC
615 E. Michigan Street
Milwaukee, WI 53202

ADDITIONAL COMPENSATION

FAF Advisors, U.S. Bank National Association (U.S. Bank) and other affiliates of U.S. Bancorp may act as fiduciary with respect to plans subject to the Employee Retirement Income Security Act of 1974 (ERISA) and other trust and agency accounts that invest in the First American Funds. As described above, FAF Advisors receives compensation for acting as the funds' investment advisor. FAF Advisors, U.S. Bank and their affiliates also receive compensation from the funds as set forth below. In addition, these entities receive compensation from the underlying funds, as set forth in their prospectuses.

Custody Services. U.S. Bank provides custody services to the funds. U.S. Bank is paid monthly fees equal, on an annual basis, to 0.005% of each fund's average daily net assets.

Transfer Agency Services. U.S. Bancorp Fund Services, LLC (Fund Services) provides transfer agency and dividend disbursing services, as well as certain shareholder services, to the funds. Fund Services receives fees for transfer agency and dividend disbursing services on a per shareholder account basis, subject to a minimum fee per share class. In addition, the funds may reimburse Fund Services for any out-of-pocket expenses incurred in providing transfer agency services.


                                     25
                  PROSPECTUS - First American Asset Allocation Funds

Additional Information
Management CONTINUED


Distribution Services. Quasar Distributors, LLC, an affiliate of FAF Advisors, receives distribution and shareholder servicing fees for acting as the funds' distributor.

Other Compensation. To the extent that fund shares are held through U.S. Bank or its broker-dealer affiliate, U.S. Bancorp Investments, Inc., those entities may receive distribution and/or shareholder servicing fees from the funds' distributor as well as other payments from the funds' distributor and/or advisor as described above under "Policies and Services -- Purchasing, Redeeming, and Exchanging Shares -- Compensation Paid to Financial Intermediaries -- Additional Payments to Financial Intermediaries."

PORTFOLIO MANAGEMENT

David R. Cline is responsible for the day-to-day management of the funds. Mr. Cline allocates the funds' assets across the underlying funds based on the advice of the investment advisor's asset allocation committee, of which David Chalupnik, CFA, Keith B. Hembre, CFA, Tony Rodriguez, Thomas S. Schreier, and John G. Wenker are members. Mr. Cline, Senior Equity Portfolio Manager, has been primarily responsible for the day-to-day management of the funds since January 2000, and had previously co-managed the funds since their inception in October 1996. Mr. Cline entered the financial services industry when he joined FAF Advisors in 1989.

Mr. Chalupnik, Senior Managing Director, Head of Equities, entered the financial services industry in 1984 and joined FAF Advisors in 2002.


Mr. Hembre, Chief Economist and Chief Investment Strategist, entered the financial services industry in 1992 and joined FAF Advisors in 1997.


Mr. Rodriguez, Senior Managing Director, Head of Fixed Income, entered the financial services industry in 1984 and joined FAF Advisors in 2002.

Mr. Schreier, Chief Executive Officer and Chief Investment Officer, entered the financial services industry in 1986 and joined FAF Advisors in 2000.

Mr. Wenker, Head of Real Estate, entered the financial services industry in 1983 and joined FAF Advisors in 1992.


The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the funds.



                                     26
                  PROSPECTUS - First American Asset Allocation Funds

Additional Information
More About the Funds

OBJECTIVES

The funds' objectives, which are described in the "Fund Summaries" section, may be changed without shareholder approval. If a fund's objective changes, you will be notified at least 60 days in advance. Please remember: There is no guarantee that any fund will achieve its objective.

INVESTMENT STRATEGIES

The funds' principal investment strategies are discussed in the "Fund Summaries" section. These are the strategies that the funds' investment advisor believes are most likely to be important in trying to achieve the funds' objectives. You should be aware that each fund may also use strategies and invest in securities that are not described in this prospectus, but that are described in the SAI. For a copy of the SAI, call Investor Services at 800 677-FUND.

PORTFOLIO TURNOVER

The funds' investment advisor expects to make asset reallocation decisions on a monthly basis, although it may make these decisions more frequently if warranted by market conditions. Although the funds are expected to have low portfolio turnover rates, the underlying funds may trade securities frequently, resulting, from time to time, in an annual portfolio turnover rate of over 100%. Trading of securities may produce capital gains, which are taxable to shareholders, including the funds, when distributed. Active trading may also increase the amount of commissions or mark-ups to broker-dealers that the underlying fund pays when it buys and sells securities. The "Financial Highlights" section of this prospectus shows each fund's historical portfolio turnover rate.

DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the funds' policies and procedures with respect to the disclosure of each fund's portfolio securities is available in the funds' SAI.


                                     27
                  PROSPECTUS - First American Asset Allocation Funds

Additional Information
The Underlying Funds

The objectives, principal investment strategies, and principal risks of the underlying funds are summarized below. There is no assurance that any of the underlying funds' investment objectives will be achieved.

Additional information about the underlying funds is contained in their prospectuses and statements of additional information. You can obtain copies of these documents by calling 800 677-FUND.

Equity Income Fund

OBJECTIVE

Equity Income Fund's objective is long-term growth of capital and income.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in equity securities of companies which the fund's advisor believes are characterized by:

- the ability to pay above average dividends.
- the ability to finance expected growth.
- strong management.

The fund's advisor will generally sell a security if the security is no longer expected to meet the advisor's dividend or growth expectations or if a better alternative exists in the marketplace.

The fund will attempt to maintain a dividend that will grow quickly enough to keep pace with inflation. As a result, higher-yielding equity securities will generally represent the core holdings of the fund. However, the fund also may invest in lower-yielding, higher growth equity securities if the advisor believes they will help balance the portfolio. The fund's equity securities include common stocks and convertible preferred stocks, and corporate debt securities which are convertible into common stocks. All such equity securities will provide current income at the time of purchase.

The fund invests in convertible debt securities in pursuit of both long-term growth of capital and income. The securities' conversion features provide long-term growth potential, while interest payments on the securities provide income. The fund may invest in convertible debt securities without regard to their ratings, and therefore may hold convertible debt securities which are rated lower than investment grade.

The fund may utilize options, futures contracts, options on futures contracts, and forward currency exchange contracts ("derivatives"). The fund may use these derivatives to manage market or business risk, enhance the fund's return, or hedge against adverse movements in currency exchange rates. The use of derivatives is speculative if the fund is primarily seeking to enhance return, rather than offset the risk of other positions. When the fund invests in a derivative for speculative purposes, the fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative's cost.

The fund may invest up to 15% of its total assets in non-dollar denominated securities of foreign issuers. In addition, the fund may invest up to 25% of its assets, collectively, in non-dollar denominated securities of foreign issuers and in dollar-denominated securities of foreign issuers that are either listed on a U.S. stock exchange or represented by depositary receipts that may or may not be sponsored by a domestic bank.

The fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions to generate additional income.

PRINCIPAL RISKS

The value of an investment in this fund will change daily, which means an investor in the fund could lose money. The principal risks of investing in this fund include:

- Active Management Risk
- Common Stock Risk
- Credit Risk
- Derivative Instrument Risk
- Interest Rate Risk
- International Investing Risk
- Non-Investment Grade Securities Risk
- Securities Lending Risk

See "The Underlying Funds' Principal Risks" below for a discussion of these risks.

Equity Index Fund

OBJECTIVE

Equity Index Fund's objective is to provide investment results that correspond to the performance of the Standard & Poor's 500 Index (S&P 500 Index).

PRINCIPAL INVESTMENT STRATEGIES


Under normal market conditions, the fund generally invests at least 90% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks included in the S&P 500 Index. The S&P 500 Index is an unmanaged market-value weighted index consisting of 500 stocks chosen for market size, liquidity, sector performance and other factors. The index tracks the performance of the large cap U.S. equity market. As of October 31, 2008, market capitalizations of companies in the S&P 500 Index ranged from approximately $547 million to $385.0 billion.


The fund's advisor believes that the fund's objective can best be achieved by investing in common stocks of approximately 90%

                                     28
                  PROSPECTUS - First American Asset Allocation Funds

Additional Information
The Underlying Funds CONTINUED



to 100% of the issues included in the S&P 500 Index, depending on the size of the fund. A computer program is used to identify which stocks should be purchased or sold in order to replicate, as closely as possible, the composition of the S&P 500 Index.

Because the fund may not always hold all of the stocks included in the S&P 500 Index, and because the fund has expenses and the index does not, the fund will not duplicate the index's performance precisely. However, the fund's advisor believes there should be a close correlation between the fund's performance and that of the S&P 500 Index in both rising and falling markets.

The fund will attempt to achieve a correlation between the performance of its portfolio and that of the S&P 500 Index of at least 95%, without taking into account expenses of the fund. A perfect correlation would be indicated by a figure of 100%, which would be achieved if the fund's net asset value, including the value of its dividends and capital gains distributions, increased or decreased in exact proportion to changes in the S&P 500 Index. If the fund is unable to achieve a correlation of 95% over time, the fund's board of directors will consider alternative strategies for the fund.

The fund also may invest in stock index futures contracts, options on stock indices, options on stock index futures, and index participation contracts based on the S&P 500 Index. The fund makes these investments to maintain the liquidity needed to meet redemption requests, to increase the level of fund assets devoted to replicating the composition of the S&P 500 Index, and to reduce transaction costs.

The fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions to generate additional income.

PRINCIPAL RISKS

The value of an investment in this fund will change daily, which means an investor in the fund could lose money. The principal risks of investing in Equity Index Fund include:

- Common Stock Risk
- Derivative Instrument Risk
- Failure to Match Index Performance
- Securities Lending Risk

See "The Underlying Funds' Principal Risks" below for a discussion of these risks.

Quantitative Large Cap Core Fund

OBJECTIVE

Quantitative Large Cap Core Fund's objective is to provide, over the long term, a total return that exceeds the total return of the S&P 500 Index.

PRINCIPAL INVESTMENT STRATEGIES


The fund invests, under normal market conditions, at least 80% of its net assets plus the amount of any borrowings for investment purposes in common stocks of large-capitalization companies, although it is currently anticipated that the fund normally will invest at least 95% of its net assets in these stocks. The fund defines large-capitalization companies as companies that have market capitalizations at the time of purchase within the range of market capitalizations of companies in the S&P 500 Index. The S&P 500 Index is an unmanaged index of 500 stocks chosen for market size, liquidity and industry group representation, with a focus on the large cap segment of the market. The market capitalizations of companies in the S&P 500 Index ranged from approximately $547 million to $385.0 billion as of October 31, 2008, with an average market capitalization of approximately $17.0 billion. Although the fund may from time to time emphasize smaller or larger capitalization companies within this range as a result of the quantitative process discussed below, the advisor anticipates that generally the fund's capitalization weightings will be similar to those of the S&P 500 Index. The fund's investments may include common stocks of foreign issuers which are listed on a United States stock exchange and included in the S&P 500 Index.


The fund is actively managed using a proprietary quantitative process which projects a stock's performance based upon a variety of factors, such as the stock's growth or value style, market capitalization, earnings volatility, earnings yield, financial leverage and currency sensitivity. This process tracks the historical performance of each of these factors against relevant economic and market variables, and then determines how each of the factors is expected to perform given today's economic conditions. The process then measures the relative sensitivity of each of the stocks in the fund's investable universe to the various factors and projects each stock's performance based on this sensitivity. Stocks are selected for purchase or sale using an optimization formula which is designed to maximize the fund's overall projected return within the constraints that have been established to limit the fund's tracking error as compared to the S&P 500 Index.

In selecting common stocks, the advisor is limited to companies included in the S&P 500 Index. If a company held by the fund falls out of the S&P 500 Index, the fund will sell the security as soon as practicable. The fund will not hold all of the securities in the S&P 500 Index.

In addition to investing in common stocks within the S&P 500 Index, the fund may buy and sell S&P 500 Index futures contracts and invest in exchange traded funds in order to reduce cash balances in the fund and increase the level of fund assets exposed to companies within the fund's benchmark index.

The fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions to generate additional income.


                                     29
                  PROSPECTUS - First American Asset Allocation Funds

Additional Information
The Underlying Funds CONTINUED


PRINCIPAL RISKS

The value of an investment in this fund will change daily, which means an investor in the fund could lose money. The principal risks of investing in this fund include:

- Active Quantitative Management Risk
- Additional Expenses
- Common Stock Risk
- Foreign Security Risk
- Derivative Instrument Risk
- Securities Lending Risk

See "The Underlying Funds' Principal Risks" below for a discussion of these risks.

Quantitative Large Cap Growth Fund

OBJECTIVE

Quantitative Large Cap Growth Fund's objective is to provide, over the long term, a total return that exceeds the total return of the Russell 1000 Growth Index.

PRINCIPAL INVESTMENT STRATEGIES


The fund invests, under normal market conditions, at least 80% of its net assets plus the amount of any borrowings for investment purposes in common stocks of large-capitalization companies, although it is currently anticipated that the fund normally will invest at least 95% of its net assets in these stocks. The fund defines large-capitalization companies as companies that have market capitalizations at the time of purchase within the range of market capitalizations of companies in the Russell 1000 Index. The Russell 1000 Index is an unmanaged index of the 1,000 largest companies in the Russell 3000 Index (an index of the 3,000 largest companies in the United States, based on total market capitalization), which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The market capitalizations of companies in the Russell 1000 Index ranged from approximately $25 million to $391.6 billion as of October 31, 2008, with an average market capitalization of approximately $72.1 billion. Although the fund may from time to time emphasize smaller or larger capitalization companies within this range as a result of the quantitative process discussed below, the advisor anticipates that generally the fund's capitalization weightings will be similar to those of the Russell 1000 Index. The fund's investments may include common stocks of foreign issuers which are listed on a United States stock exchange and included in the Russell 1000 Index.


The fund is actively managed using a proprietary quantitative process which projects a stock's performance based upon a variety of factors, such as the stock's growth or value style, market capitalization, earnings volatility, earnings yield, financial leverage and currency sensitivity. This process tracks the historical performance of each of these factors against relevant economic and market variables, and then determines how each of the factors is expected to perform given today's economic conditions. The process then measures the relative sensitivity of each of the stocks in the fund's investable universe to the various factors and projects each stock's performance based on this sensitivity. Stocks are selected for purchase or sale using an optimization formula which is designed to maximize the fund's overall projected return within the constraints that have been established to limit the fund's tracking error as compared to the Russell 1000 Growth Index.

In selecting common stocks, the advisor is limited to companies included in the Russell 1000 Index, but will invest principally in companies that also are included in the Russell 1000 Growth Index. The Russell 1000 Growth Index consists of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. If a company held by the fund falls out of the Russell 1000 Index, the fund will sell the security as soon as practicable. The fund will not hold all of the securities in the Russell 1000 Index or the Russell 1000 Growth Index.

In addition to investing in common stocks within the Russell 1000 Index, the fund may buy and sell stock index futures contracts and invest in exchange traded funds in order to reduce cash balances in the fund and increase the level of fund assets exposed to companies within the fund's benchmark index.

The fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions to generate additional income.

PRINCIPAL RISKS

The value of an investment in this fund will change daily, which means an investor in the fund could lose money. The principal risks of investing in this fund include:

- Active Quantitative Management Risk
- Additional Expenses
- Common Stock Risk
- Foreign Security Risk
- Derivative Instrument Risk
- Growth Stock Risk
- Securities Lending Risk

See "The Underlying Funds' Principal Risks" below for a discussion of these risks.

Quantitative Large Cap Value Fund

OBJECTIVE

Quantitative Large Cap Value Fund's objective is to provide, over the long term, a total return that exceeds the total return of the Russell 1000 Value Index.


                                     30
                  PROSPECTUS - First American Asset Allocation Funds

Additional Information
The Underlying Funds CONTINUED


PRINCIPAL INVESTMENT STRATEGIES


The fund invests, under normal market conditions, at least 80% of its net assets plus the amount of any borrowings for investment purposes in common stocks of large-capitalization companies, although it is currently anticipated that the fund normally will invest at least 95% of its net assets in these stocks. The fund defines large-capitalization companies as companies that have market capitalizations at the time of purchase within the range of market capitalizations of companies in the Russell 1000 Index. The Russell 1000 Index is an unmanaged index of the 1,000 largest companies in the Russell 3000 Index (an index of the 3,000 largest companies in the United States, based on total market capitalization), which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The market capitalizations of companies in the Russell 1000 Index ranged from approximately $25 million to $391.6 billion as of October 31, 2008, with an average market capitalization of approximately $72.1 billion. Although the fund may from time to time emphasize smaller or larger capitalization companies within this range as a result of the quantitative process discussed below, the advisor anticipates that generally the fund's capitalization weightings will be similar to those of the Russell 1000 Index. The fund's investments may include common stocks of foreign issuers which are listed on a United States stock exchange and included in the Russell 1000 Index.


The fund is actively managed using a proprietary quantitative process which projects a stock's performance based upon a variety of factors, such as the stock's growth or value style, market capitalization, earnings volatility, earnings yield, financial leverage and currency sensitivity. This process tracks the historical performance of each of these factors against relevant economic and market variables, and then determines how each of the factors is expected to perform given today's economic conditions. The process then measures the relative sensitivity of each of the stocks in the fund's investable universe to the various factors and projects each stock's performance based on this sensitivity. Stocks are selected for purchase or sale using an optimization formula which is designed to maximize the fund's overall projected return within the constraints that have been established to limit the fund's tracking error as compared to the Russell 1000 Value Index.

In selecting common stocks, the advisor is limited to companies included in the Russell 1000 Index, but will invest principally in companies that also are included in the Russell 1000 Value Index. The Russell 1000 Value Index consists of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. If a company held by the fund falls out of the Russell 1000 Index, the fund will sell the security as soon as practicable. The fund will not hold all of the securities in the Russell 1000 Index or the Russell 1000 Value Index.

In addition to investing in common stocks within the Russell 1000 Index, the fund may buy and sell stock index futures contracts and invest in exchange traded funds in order to reduce cash balances in the fund and increase the level of fund assets exposed to companies within the fund's benchmark index.

The fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions to generate additional income.

PRINCIPAL RISKS

The value of an investment in this fund will change daily, which means an investor in the fund could lose money. The principal risks of investing in this fund include:

- Active Quantitative Management Risk
- Additional Expenses
- Common Stock Risk
- Foreign Security Risk
- Derivative Instrument Risk
- Securities Lending Risk
- Value Stock Risk

See "The Underlying Funds' Principal Risks" below for a discussion of these risks.

Large Cap Growth Opportunities Fund

OBJECTIVE

Large Cap Growth Opportunities Fund's objective is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES


Under normal market conditions, the fund invests primarily (at least 80% of net assets, plus the amount of any borrowings for investment purposes) in common stocks of large-capitalization companies, defined as companies that have market capitalizations within the range of market capitalizations of companies constituting the Russell 1000 Index. This index measures the performance of the 1,000 largest U.S. companies based on total market capitalization. While the market capitalizations of companies in the Russell 1000 Index ranged from approximately $25 million to $391.6 billion as of October 31, 2008, the advisor typically invests in common stocks that have market capitalizations of at least $3 billion at the time of purchase.


The advisor selects companies that it believes exhibit the potential for superior growth based on factors such as:

- above average growth in revenue and earnings.
- strong competitive position.
- strong management.
- sound financial condition.

The fund may utilize options, futures contracts, options on futures contracts, and forward currency exchange contracts

                                     31
                  PROSPECTUS - First American Asset Allocation Funds

Additional Information
The Underlying Funds CONTINUED



("derivatives"). The fund may use these derivatives to manage market or business risk, enhance the fund's return, or hedge against adverse movements in currency exchange rates. The use of derivatives is speculative if the fund is primarily seeking to enhance return, rather than offset the risk of other positions. When the fund invests in a derivative for speculative purposes, the fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative's cost.

The fund may invest up to 15% of its total assets in non-dollar denominated securities of foreign issuers. In addition, the fund may invest up to 25% of its assets, collectively, in non-dollar denominated securities of foreign issuers and in dollar-denominated securities of foreign issuers that are either listed on a U.S. stock exchange or represented by depositary receipts that may or may not be sponsored by a domestic bank.

The fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions to generate additional income.

PRINCIPAL RISKS

The value of an investment in this fund will change daily, which means an investor in the fund could lose money. The principal risks of investing in this fund include:

- Active Management Risk
- Common Stock Risk
- Derivative Instrument Risk
- Growth Stock Risk
- International Investing Risk
- Securities Lending Risk

See "The Underlying Funds' Principal Risks" below for a discussion of these risks.

Large Cap Select Fund

OBJECTIVE

Large Cap Select Fund's objective is capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES


Under normal market conditions, the fund invests primarily (at least 80% of net assets, plus the amount of any borrowings for investment purposes) in common stocks of large-capitalization companies, defined as companies that have market capitalizations within the range of market capitalizations of companies constituting the Standard & Poor's 500 Index (the "S&P 500 Index"). The S&P 500 Index is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, sector representation and other factors. The index tracks the performance of the large cap U.S. equity market. While the market capitalizations of companies in the S&P 500 Index ranged from approximately $547 million to $385.0 billion as of October 31, 2008, the advisor typically invests in common stocks of companies that have market capitalizations of at least $3 billion at the time of purchase. The advisor will select companies based on a combination of both value and growth objectives, seeking companies it believes offers market opportunity.


In selecting stocks, the fund's advisor invests in companies that it believes meet at least two of the following criteria:

- attractively valued relative to other companies in the same industry or market.
- good or improving fundamentals.
- an identifiable catalyst that could increase the value of the company's stock over the next one or two years.

The fund's advisor will generally sell a stock if the stock hits its price target, the company's fundamentals or competitive position significantly deteriorate, or if a better alternative exists in the marketplace.

The fund may utilize options, futures contracts, options on futures contracts, and forward currency exchange contracts ("derivatives"). The fund may use these derivatives to manage market or business risk, enhance the fund's return, or hedge against adverse movements in currency exchange rates. The use of derivatives is speculative if the fund is primarily seeking to enhance return, rather than offset the risk of other positions. When the fund invests in a derivative for speculative purposes, the fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative's cost.

The fund may invest up to 15% of its total assets in non-dollar denominated securities of foreign issuers. In addition, the fund may invest up to 25% of its assets, collectively, in non-dollar denominated securities of foreign issuers and in dollar-denominated securities of foreign issuers that are either listed on the U.S. stock exchange or represented by depository receipts that may or may not be sponsored by a domestic bank.

The fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions to generate additional income.

PRINCIPAL RISKS

The value of an investment in this fund will change daily, which means an investor in the fund could lose money. The principal risks of investing in this fund include:

- Active Management Risk
- Common Stock Risk
- Derivative Instrument Risk
- International Investing Risk
- Securities Lending Risk

See "The Underlying Funds' Principal Risks" below for a discussion of these risks.


                                     32
                  PROSPECTUS - First American Asset Allocation Funds

Additional Information
The Underlying Funds CONTINUED


Large Cap Value Fund

OBJECTIVE

Large Cap Value Fund's primary objective is capital appreciation. Current income is a secondary objective of the fund.

PRINCIPAL INVESTMENT STRATEGIES


Under normal market conditions, the fund invests primarily (at least 80% of net assets, plus the amount of any borrowings for investment purposes) in common stocks of large-capitalization companies, defined as companies that have market capitalizations within the range of market capitalizations of companies constituting the Russell 1000 Index. This index measures the performance of the 1,000 largest U.S. companies based on total market capitalization. While the market capitalizations of companies in the Russell 1000 Index ranged from approximately $25 million to $391.6 billion as of October 31, 2008, the advisor typically invests in common stocks that have market capitalizations of at least $3 billion at the time of purchase.


In selecting stocks, the fund's advisor invests in companies that it believes:

- are undervalued relative to other companies in the same industry or market.
- exhibit good or improving fundamentals.
- exhibit an identifiable catalyst that could close the gap between market value and fair value over the next one to two years.

The fund's advisor will generally sell a stock if the stock hits its price target, the company's fundamentals or competitive position significantly deteriorate, or if a better alternative exists in the marketplace.

The fund may utilize options, futures contracts, options on futures contracts, and forward currency exchange contracts ("derivatives"). The fund may use these derivatives to manage market or business risk, enhance the fund's return, or hedge against adverse movements in currency exchange rates. The use of derivatives is speculative if the fund is primarily seeking to enhance return, rather than offset the risk of other positions. When the fund invests in a derivative for speculative purposes, the fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative's cost.

The fund may invest up to 15% of its total assets in non-dollar denominated securities of foreign issuers. In addition, the fund may invest up to 25% of its assets, collectively, in non-dollar denominated securities of foreign issuers and in dollar-denominated securities of foreign issuers that are either listed on a U.S. stock exchange or represented by depositary receipts that may or may not be sponsored by a domestic bank.

The fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions to generate additional income.

PRINCIPAL RISKS

The value of an investment in this fund will change daily, which means an investor in the fund could lose money. The principal risks of investing in this fund include:

- Active Management Risk
- Common Stock Risk
- Derivative Instrument Risk
- International Investing Risk
- Securities Lending Risk
- Value Stock Risk

See "The Underlying Funds' Principal Risks" below for a discussion of these risks.

Mid Cap Growth Opportunities Fund

OBJECTIVE

Mid Cap Growth Opportunities Fund has an objective of capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES


Under normal market conditions, the fund invests primarily (at least 80% of net assets, plus the amount of any borrowings for investment purposes) in common stocks of mid-capitalization companies, defined as companies that have market capitalizations at the time of purchase within the range of market capitalizations of companies constituting the Russell Midcap Index. This index measures the performance of the 800 smallest companies in the Russell 1000 Index (which is made up of the 1,000 largest U.S. companies based on total market capitalization). As of October 31, 2008, market capitalizations of companies in the Russell Midcap Index ranged from approximately $25 million to $16.4 billion.


In selecting stocks, the fund's advisor invests in companies that it believes exhibit the potential for superior growth based on factors such as:

- above average growth in revenue and earnings.
- strong competitive position.
- strong management.
- sound financial condition.

The fund's advisor will generally sell a stock if the stock hits its price target, the company's fundamentals or competitive position significantly deteriorate, or if a better alternative exists in the marketplace.

The fund may utilize options, futures contracts, options on futures contracts, and forward currency exchange contracts

                                     33
                  PROSPECTUS - First American Asset Allocation Funds

Additional Information
The Underlying Funds CONTINUED



("derivatives"). The fund may use these derivatives to manage market or business risk, enhance the fund's return, or hedge against adverse movements in currency exchange rates. The use of derivatives is speculative if the fund is primarily seeking to enhance return, rather than offset the risk of other positions. When the fund invests in a derivative for speculative purposes, the fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative's cost.

Under certain market conditions, the fund may frequently invest in companies at the time of their initial public offering (IPO). By virtue of its size and institutional nature, the advisor may have greater access to IPOs than individual investors. IPOs will frequently be sold within 12 months of purchase, which may result in increased short-term capital gains.

The fund may invest up to 15% of its total assets in non-dollar denominated securities of foreign issuers. In addition, the fund may invest up to 25% of its assets, collectively, in non-dollar denominated securities of foreign issuers and in dollar-denominated securities of foreign issuers that are either listed on a U.S. stock exchange or represented by depositary receipts that may or may not be sponsored by a domestic bank.

The fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions to generate additional income.

PRINCIPAL RISKS

The value of an investment in this fund will change daily, which means an investor in the fund could lose money. The principal risks of investing in this fund include:

- Active Management Risk
- Common Stock Risk
- Derivative Instrument Risk
- Growth Stock Risk
- Initial Public Offering (IPO) Risk
- International Investing Risk
- Mid-Cap Stock Risk
- Securities Lending Risk

See "The Underlying Funds' Principal Risks" below for a discussion of these risks.

Mid Cap Index Fund

OBJECTIVE

Mid Cap Index Fund's objective is to provide investment results that correspond to the performance of the Standard & Poor's MidCap 400 Composite Index (S&P 400 Index).

PRINCIPAL INVESTMENT STRATEGIES


Under normal market conditions, the fund generally invests at least 90% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks included in the S&P 400 Index. This index is an unmanaged market-value weighted index consisting of 400 stocks chosen for market size, liquidity, sector representation and other factors that represents the mid range sector of the U.S. stock market. As of October 31, 2008, market capitalizations of companies in the S&P 400 Index ranged from approximately $125 million to $5.4 billion.


The fund's advisor believes that the fund's objective can best be achieved by investing in common stocks of approximately 90% to 100% of the issues included in the S&P 400 Index, depending on the size of the fund. A computer program is used to identify which stocks should be purchased or sold in order to replicate, as closely as practicable, the composition of the S&P 400 Index.

Because the fund may not always hold all of the stocks included in the S&P 400 Index, and because the fund has expenses and the index does not, the fund will not duplicate the index's performance precisely. However, the fund's advisor believes there should be a close correlation between the fund's performance and that of the S&P 400 Index in both rising and falling markets.

The fund will attempt to achieve a correlation between the performance of its portfolio and that of the S&P 400 Index of at least 95%, without taking into account expenses of the fund. A perfect correlation would be indicated by a figure of 100%, which would be achieved if the fund's net asset value, including the value of its dividends and capital gains distributions, increased or decreased in exact proportion to changes in the S&P 400 Index. If the fund is unable to achieve a correlation of 95% over time, the fund's board of directors will consider alternative strategies for the fund.

The fund also may invest in stock index futures contracts, options on stock indices, options on stock index futures, and index participation contracts based on the S&P 400 Index. The fund makes these investments to maintain the liquidity needed to meet redemption requests, to increase the level of fund assets devoted to replicating the composition of the S&P 400 Index, and to reduce transaction costs.

The fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions to generate additional income.

PRINCIPAL RISKS

The value of an investment in this fund will change daily, which means an investor in the fund could lose money. The principal risks of investing in this fund include:

- Common Stock Risk
- Derivative Instrument Risk


                                     34
                  PROSPECTUS - First American Asset Allocation Funds

Additional Information
The Underlying Funds CONTINUED


- Failure to Match Index Performance
- Mid-Cap Stock Risk
- Securities Lending Risk

See "The Underlying Funds' Principal Risks" below for a discussion of these risks.

Mid Cap Value Fund

OBJECTIVE

Mid Cap Value Fund has an objective of capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES


Under normal market conditions, the fund invests primarily (at least 80% of net assets, plus the amount of any borrowings for investment purposes) in common stocks of mid-capitalization companies, defined as companies that have market capitalizations at the time of purchase within the range of market capitalizations of companies constituting the Russell Midcap Index. This index measures the performance of the 800 smallest companies in the Russell 1000 Index (which is made up of the 1,000 largest U.S. companies based on total market capitalization). As of October 31, 2008, market capitalizations of companies in the Russell Midcap Index ranged from approximately $25 million to $16.4 billion.


In selecting stocks, the fund's advisor invests in companies that it believes:

- are undervalued relative to other securities in the same industry or market.
- exhibit good or improving fundamentals.
- exhibit an identifiable catalyst that could close the gap between market value and fair value over the next one to two years.

The fund's advisor will generally sell a stock if the stock hits its price target, the company's fundamentals or competitive position significantly deteriorate, or if a better alternative exists in the marketplace.

The fund may utilize options, futures contracts, options on futures contracts, and forward currency exchange contracts ("derivatives"). The fund may use these derivatives to manage market or business risk, enhance the fund's return, or hedge against adverse movements in currency exchange rates. The use of derivatives is speculative if the fund is primarily seeking to enhance return, rather than offset the risk of other positions. When the fund invests in a derivative for speculative purposes, the fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative's cost.

The fund may invest up to 15% of its total assets in non-dollar denominated securities of foreign issuers. In addition, the fund may invest up to 25% of its assets, collectively, in non-dollar denominated securities of foreign issuers and in dollar-denominated securities of foreign issuers that are either listed on a U.S. stock exchange or represented by depositary receipts that may or may not be sponsored by a domestic bank.

The fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions to generate additional income.

PRINCIPAL RISKS

The value of an investment in this fund will change daily, which means an investor in the fund could lose money. The principal risks of investing in this fund include:

- Active Management Risk
- Common Stock Risk
- Derivative Instrument Risk
- International Investing Risk
- Mid-Cap Stock Risk
- Securities Lending Risk
- Value Stock Risk

See "The Underlying Funds' Principal Risks" below for a discussion of these risks.

Small-Mid Cap Core Fund

OBJECTIVE

Small-Mid Cap Core Fund has an objective of long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES


Under normal market conditions, the fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in common stocks of small- and mid-capitalization companies, defined by the advisor for this purpose as companies that have market capitalizations within the range of market capitalizations of companies constituting the Russell 2500 Index. This index measures the performance of the 2,500 smallest companies in the Russell 3000 Index (which is made up of the 3,000 largest U.S. companies based on total market capitalization). The market capitalizations of companies in the Russell 2500 Index ranged from approximately $11 million to $6.6 billion as of October 31, 2008.


The fund's advisor selects stocks and determines their weighting in the portfolio based on input from the advisor's quantitative research group, its research analysts and other First American Fund portfolio managers. For each stock, the advisor takes into account:

- The rating received by the stock using one of a number of proprietary quantitative sector models developed by the advisor. Each sector model incorporates those factors that,

                                     35
                  PROSPECTUS - First American Asset Allocation Funds

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Additional Information
The Underlying Funds CONTINUED



  based on back testing, have been most effective in predicting performance in that particular sector.
- The rating given to the stock by the research analyst, based on factors such as the company's business fundamentals, its valuation, and the presence or absence of a catalyst that could increase the value of the company's stock.
- The underweighted or overweighted position of the stock in other First American Funds.

The fund's advisor will generally sell a stock if the stock hits its price target, the company's fundamentals or competitive position significantly deteriorate, or if a better alternative exists in the marketplace.

The fund may utilize options, futures contracts, options on futures contracts, and forward currency exchange contracts ("derivatives"). The fund may use these derivatives to manage market or business risk, enhance the fund's return, or hedge against adverse movements in currency exchange rates. The use of derivatives is speculative if the fund is primarily seeking to enhance return, rather than offset the risk of other positions. When the fund invests in a derivative for speculative purposes, the fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative's cost.

When the advisor believes that companies' initial public offerings (IPOs) will generally outperform the overall equity market, the fund may frequently invest in companies at the time of their IPO. By virtue of its size and institutional nature, the advisor may have greater access to IPOs than individual investors have. IPOs will frequently be sold within 12 months of purchase, which may result in increased short-term capital gains.

The fund may invest up to 15% of its total assets in non-dollar denominated securities of foreign issuers. In addition, the fund may invest up to 25% of its assets, collectively, in non-dollar denominated securities of foreign issuers and in dollar-denominated securities of foreign issuers that are either listed on a U.S. stock exchange or represented by depositary receipts that may or may not be sponsored by a domestic bank.

The fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions to generate additional income.

PRINCIPAL RISKS

The value of an investment in this fund will change daily, which means an investor in the fund could lose money. The principal risks of investing in this fund include:

- Active Management Risk
- Common Stock Risk
- Derivative Instrument Risk
- Initial Public Offering (IPO) Risk
- International Investing Risk
- Mid-Cap Stock Risk
- Securities Lending Risk
- Small-Cap Stock Risk

See "The Underlying Funds' Principal Risks" below for a discussion of these risks.

Small Cap Growth Opportunities Fund

OBJECTIVE

Small Cap Growth Opportunities Fund has an objective of growth of capital.

PRINCIPAL INVESTMENT STRATEGIES


Under normal market conditions, the fund invests primarily (at least 80% of net assets, plus the amount of any borrowings for investment purposes) in common stocks of small-capitalization companies, defined as companies that have market capitalizations at the time of purchase within the range of market capitalizations of companies constituting the Russell 2000 Index. This index measures the performance of the 2,000 smallest companies in the Russell 3000 Index (which is made up of the 3,000 largest U.S. companies based on total market capitalization). As of October 31, 2008, market capitalizations of companies in the Russell 2000 Index ranged from approximately $11 million to $3.8 billion.


In selecting stocks, the fund's advisor invests in companies that it believes exhibit the potential for superior growth based on factors such as:

- above average growth in revenue and earnings.
- strong competitive position.
- strong management.
- sound financial condition.

The fund's advisor will generally sell a stock if the stock hits its price target, the company's fundamentals or competitive position significantly deteriorate, or if a better alternative exists in the marketplace.

The fund may utilize options, futures contracts, options on futures contracts, and forward currency exchange contracts ("derivatives"). The fund may use these derivatives to manage market or business risk, enhance the fund's return, or hedge against adverse movements in currency exchange rates. The use of derivatives is speculative if the fund is primarily seeking to enhance return, rather than offset the risk of other positions. When the fund invests in a derivative for speculative purposes, the fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative's cost.

Under certain market conditions, the fund may frequently invest in companies at the time of their initial public offering (IPO). By virtue of its size and institutional nature, the advisor may have greater access to IPOs than individual investors have. IPOs will frequently be sold within 12 months of purchase, which may result in increased short-term capital gains.


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                  PROSPECTUS - First American Asset Allocation Funds

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Additional Information
The Underlying Funds CONTINUED


The fund may invest up to 15% of its total assets in non-dollar denominated securities of foreign issuers. In addition, the fund may invest up to 25% of its assets, collectively, in non-dollar denominated securities of foreign issuers and in dollar-denominated securities of foreign issuers that are either listed on a U.S. stock exchange or represented by depositary receipts that may or may not be sponsored by a domestic bank.

The fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions to generate additional income.


PRINCIPAL RISKS

The value of an investment in this fund will change daily, which means an investor in the fund could lose money. The principal risks of investing in this fund include:

- Active Management Risk
- Common Stock Risk
- Derivative Instrument Risk
- Growth Stock Risk
- Initial Public Offering (IPO) Risk
- International Investing Risk
- Securities Lending Risk
- Small-Cap Stock Risk

See "The Underlying Funds' Principal Risks" below for a discussion of these risks.

Small Cap Index Fund

OBJECTIVE

Small Cap Index Fund's objective is to provide investment results that correspond to the performance of the Russell 2000 Index.

PRINCIPAL INVESTMENT STRATEGIES


Under normal market conditions, the fund generally invests at least 90% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks included in the Russell 2000 Index. This index measures the performance of the 2,000 smallest companies in the Russell 3000 Index (which is made up of the 3,000 largest U.S. companies based on total market capitalization.) As of October 31, 2008, market capitalizations of companies in the Russell 2000 Index ranged from approximately $11 million to $3.8 billion.


The fund's advisor believes that the fund's objective can best be achieved by investing in common stocks of at least 90% of the issues included in the Russell 2000 Index, depending on the size of the fund. A computer program is used to identify which stocks should be purchased or sold in order to replicate, as closely as practicable, the composition of the Russell 2000 Index.

Because the fund may not always hold all of the stocks included in the Russell 2000 Index, and because the fund has expenses and the index does not, the fund will not duplicate the index's performance precisely. However, the fund's advisor believes there should be a close correlation between the fund's performance and that of the Russell 2000 Index in both rising and falling markets.

The fund will attempt to achieve a correlation between the performance of its portfolio and that of the Russell 2000 Index of at least 95%, without taking into account expenses of the fund. A perfect correlation would be indicated by a figure of 100%, which would be achieved if the fund's net asset value, including the value of its dividends and capital gains distributions, increased or decreased in exact proportion to changes in the Russell 2000 Index. If the fund is unable to achieve a correlation of 95% over time, the fund's board of directors will consider alternative strategies for the fund.

The fund also may invest in stock index futures contracts, options on stock indices, options on stock index futures, exchange traded index funds, and index participation contracts based on the Russell 2000 Index. The fund makes these investments to maintain the liquidity needed to meet redemption requests, to increase the level of fund assets devoted to replicating the composition of the Russell 2000 Index, and to reduce transaction costs.

The fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions to generate additional income.

PRINCIPAL RISKS

The value of an investment in this fund will change daily, which means an investor in the fund could lose money. The principal risks of investing in this fund include:

- Common Stock Risk
- Derivative Instrument Risk
- Failure to Match Index Performance
- Securities Lending Risk
- Small-Cap Stock Risk

See "The Underlying Funds' Principal Risks" below for a discussion of these risks.

Small Cap Select Fund

OBJECTIVE

Small Cap Select Fund has an objective of capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the fund invests primarily (at least 80% of net assets, plus the amount of any borrowings for investment purposes) in common stocks of small-capitalization

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                  PROSPECTUS - First American Asset Allocation Funds

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Additional Information
The Underlying Funds CONTINUED




companies, defined as companies that have market capitalizations at the time of purchase within the range of market capitalizations of companies constituting the Russell 2000 Index. This index measures the performance of the 2,000 smallest companies in the Russell 3000 Index (which is made up of the 3,000 largest U.S. companies based on total market capitalization). As of October 31, 2008, market capitalizations of companies in the Russell 2000 Index ranged from approximately $11 million to $3.8 billion.


In selecting stocks, the fund's advisor invests in companies that it believes meet one or more of the following criteria:

- attractively valued relative to other companies in the same industry or market.
- strong or improving cash flows, revenue and earnings growth, or other fundamentals.
- strong competitive position.
- strong management teams.
- an identifiable catalyst that could increase the value of the company's stock over the next one or two years.

The fund's advisor will generally sell a stock if the stock hits its price target, the company's fundamentals or competitive position significantly deteriorate, or if a better alternative exists in the marketplace.

The fund may utilize options, futures contracts, options on futures contracts, and forward currency exchange contracts ("derivatives"). The fund may use these derivatives to manage market or business risk, enhance the fund's return, or hedge against adverse movements in currency exchange rates. The use of derivatives is speculative if the fund is primarily seeking to enhance return, rather than offset the risk, of other positions. When the fund invests in a derivative for speculative purposes, the fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative's cost.

Under certain market conditions, the fund may frequently invest in companies at the time of their initial public offering (IPO). By virtue of its size and institutional nature, the advisor may have greater access to IPOs than individual investors have. IPOs will frequently be sold within 12 months of purchase, which may result in increased short-term capital gains.

The fund may invest up to 15% of its total assets in non-dollar denominated securities of foreign issuers. In addition, the fund may invest up to 25% of its assets, collectively, in non-dollar denominated securities of foreign issuers and in dollar-denominated securities of foreign issuers that are either listed on a U.S. stock exchange or represented by depositary receipts that may or may not be sponsored by a domestic bank.

The fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions to generate additional income.

PRINCIPAL RISKS

The value of an investment in this fund will change daily, which means an investor in the fund could lose money. The principal risks of investing in this fund include:

- Active Management Risk
- Common Stock Risk
- Derivative Instrument Risk
- Initial Public Offering (IPO) Risk
- International Investing Risk
- Securities Lending Risk
- Small-Cap Stock Risk

See "The Underlying Funds' Principal Risks" below for a discussion of these risks.

Small Cap Value Fund

OBJECTIVE

Small Cap Value Fund has an objective of capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES


Under normal market conditions, the fund invests primarily (at least 80% of net assets, plus the amount of any borrowings for investment purposes) in common stocks of small-capitalization companies, defined as companies that have market capitalizations at the time of purchase within the range of market capitalizations of companies constituting the Russell 2000 Index. This index measures the performance of the 2,000 smallest companies in the Russell 3000 Index (which is made up of the 3,000 largest U.S. companies based on total market capitalization). As of October 31, 2008, market capitalizations of companies in the Russell 2000 Index ranged from approximately $11 million to $3.8 billion.


In selecting stocks, the fund's advisor invests in companies that it believes meet at least two of the following criteria:

- undervalued relative to other securities in the same industry or market.
- good or improving fundamentals.
- an identifiable catalyst that could close the gap between market value and fair value over the next one to two years.

The fund's advisor will generally sell a stock if the stock hits its price target, the company's fundamentals or competitive position significantly deteriorate, or if a better alternative exists in the marketplace.

The fund may utilize options, futures contracts, options on futures contracts, and forward currency exchange contracts ("derivatives"). The fund may use these derivatives to manage market or business risk, enhance the fund's return, or hedge against adverse movements in currency exchange rates. The use of derivatives is speculative if the fund is primarily seeking to

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                  PROSPECTUS - First American Asset Allocation Funds

Additional Information
The Underlying Funds CONTINUED



enhance return, rather than offset the risk of other positions. When the fund invests in a derivative for speculative purposes, the fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative's cost.

The fund may invest up to 15% of its total assets in non-dollar denominated securities of foreign issuers. In addition, the fund may invest up to 25% of its assets, collectively, in non-dollar denominated securities of foreign issuers and in dollar-denominated securities of foreign issuers that are either listed on a U.S. stock exchange or represented by depositary receipts that may or may not be sponsored by a domestic bank.

The fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions to generate additional income.

PRINCIPAL RISKS

The value of an investment in this fund will change daily, which means an investor in the fund could lose money. The principal risks of investing in this fund include:

- Active Management Risk
- Common Stock Risk
- Derivative Instrument Risk
- International Investing Risk
- Securities Lending Risk
- Small-Cap Stock Risk
- Value Stock Risk

See "The Underlying Funds' Principal Risks" below for a discussion of these risks.

Real Estate Securities Fund

OBJECTIVE

Real Estate Securities Fund's objective is to provide above average current income and long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in income-producing common stocks of publicly traded companies engaged in the real estate industry. These companies derive at least 50% of their revenues or profits from the ownership, construction, management, financing or sale of real estate, or have at least 50% of the fair market value of their assets invested in real estate. The fund's advisor will select companies that it believes exhibit strong management teams, a strong competitive position, above average growth in revenues and a sound balance sheet. The fund's advisor will generally sell a stock if the stock hits its price target, the company's fundamentals or competitive position significantly deteriorate, or if a better alternative exists in the marketplace.

A majority of the fund's total assets will be invested in real estate investment trusts (REITs). REITs are publicly traded corporations or trusts that invest in residential or commercial real estate. REITs generally can be divided into the following three types:

- equity REITs, which invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains or real estate appreciation.
- mortgage REITs, which invest the majority of their assets in real estate mortgage loans and derive their income primarily from interest payments.
- hybrid REITs, which combine the characteristics of equity REITs and mortgage REITs.

The fund expects to emphasize investments in equity REITs, although it may invest in all three kinds of REITs.

The fund may utilize options, futures contracts, options on futures contracts, and forward currency exchange contracts ("derivatives"). The fund may use these derivatives to manage market or business risk, enhance the fund's return, or hedge against adverse movements in currency exchange rates. The use of derivatives is speculative if the fund is primarily seeking to enhance return, rather than offset the risk of other positions. When the fund invests in a derivative for speculative purposes, the fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative's cost.

The fund may invest up to 15% of its total assets in non-dollar denominated securities of foreign issuers. In addition, the fund may invest up to 25% of its assets collectively, in non-dollar denominated securities of foreign issuers and in dollar-denominated securities of foreign issuers that are either listed on a U.S. stock exchange or represented by depositary receipts that may or may not be sponsored by a domestic bank.

The fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions to generate additional income.

PRINCIPAL RISKS

The value of an investment in this fund will change daily, which means an investor in the fund could lose money. The principal risks of investing in this fund include:

- Active Management Risk
- Common Stock Risk
- Derivative Instrument Risk
- International Investing Risk
- Non-Diversification Risk
- Real Estate Investment Trust Risk
- Real Estate Sector Risk
- Securities Lending Risk


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                  PROSPECTUS - First American Asset Allocation Funds

Additional Information
The Underlying Funds CONTINUED


See "The Underlying Funds' Principal Risks" below for a discussion of these risks.

Global Infrastructure Fund

OBJECTIVE

Global Infrastructure Fund's objective is long-term growth of capital and income.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in equity securities issued by U.S. and non-U.S. infrastructure-related companies. Infrastructure-related companies are defined as companies that derive at least 50% of their revenues or profits from the ownership, development, construction, or operation of infrastructure assets or financing of infrastructure-related companies, or have at least 50% of the fair market value of their assets invested in infrastructure assets. Infrastructure assets are the physical structures and networks upon which the operation, growth and development of a community depends, which includes water, sewer, and energy utilities; transportation and communication networks; health care facilities, government accommodations, and other public service facilities; and shipping, timber, steel, alternative energy, and other services and raw materials necessary for the construction and maintenance of these physical structures and networks. Equity securities in which the fund invests include common and preferred stocks, publicly-traded units of master limited partnerships (MLPs), real estate investment trusts (REITs), and exchange-traded funds and other investment companies. The fund may also gain exposure to MLPs through investment in exchange-traded notes whose returns are linked to indices that track the performance of MLPs. The fund may invest in companies of any size.

In selecting securities, the fund's advisor invests in companies that it believes meet one or more of the following criteria:

- attractively valued relative to other companies in the same industry or market.
- strong fundamentals, including consistent cash flows or growth and a sound balance sheet.
- strong management teams.
- long-term contracts to provide infrastructure-based services.
- an identifiable catalyst that could increase the value of the company's stock over the next one or two years.

The fund's advisor generally will sell a security if any of the following has occurred:

- the security has hit its price target and the company is no longer attractively valued relative to other companies.
- the company's fundamentals have significantly deteriorated.
- there has been a significant change in the management team.
- a catalyst that could decrease the value of the stock has been identified, or a previously existing positive catalyst has disappeared.
- a better alternative exists in the marketplace.

Under normal market conditions the fund will invest significantly (between 50-75% of its net assets) in infrastructure-related securities that trade in markets other than the United States. These securities are generally issued by companies:

- that have their legal residence in countries other than the United States and the securities of which are principally traded in such countries, or
- that derive at least 50% of either their revenues or their pre-tax income from activities outside of the United States.

The fund diversifies its investments among a number of different countries throughout the world.

Up to 25% of the fund's total assets may be invested in equity securities of emerging market issuers. A country is considered to be an "emerging market" if it is defined as such by Morgan Stanley Capital International Inc.

The fund may utilize put and call options on securities, stock indices, and/or foreign currencies; stock index, interest rate and currency futures contracts; options on futures contracts; and forward foreign currency exchange contracts ("derivatives"). The fund may use these derivatives to manage market or business risk, enhance the fund's return, or hedge against adverse movements in currency exchange rates. The use of derivatives is speculative if the fund is primarily seeking to enhance return, rather than offset the risk of other positions. When the fund invests in a derivative for speculative purposes, the fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative's cost.

PRINCIPAL RISKS

The value of an investment in this fund will change daily, which means an investor in the fund could lose money. The principal risks of investing in this fund include:

- Active Management Risk
- Additional Expenses
- Common Stock Risk
- Derivative Instrument Risk
- Emerging Markets Risk
- Infrastructure Sector Risk
- International Investing Risk
- Master Limited Partnership Risk
- Mid-Cap Stock Risk
- Real Estate Investment Trust Risk
- Small-Cap Stock Risk

See "The Underlying Funds' Principal Risks" below for a discussion of these risks.


                                     40
                  PROSPECTUS - First American Asset Allocation Funds

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Additional Information
The Underlying Funds CONTINUED


International Fund

OBJECTIVE

International Fund has an objective of long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in equity securities that trade in markets other than the United States. These securities generally are issued by companies:

- that are domiciled in countries other than the United States, or
- that derive at least 50% of either their revenues or their pre-tax income from activities outside of the United States.


Normally, the fund will invest in securities traded in at least three foreign countries. The fund may invest in companies of any size.



The fund employs a "multi-style, multi-manager" approach whereby the fund's advisor allocates portions of the fund's assets to different sub-advisors who employ distinct investment styles. Any assets not allocated to a sub-advisor are managed by the advisor. The fund uses the following principal investment styles, which are intended to complement one another:



- Value Style emphasizes investments in equity securities of companies trading below intrinsic valuations with stable returns and companies trading at steep discounts to intrinsic valuations with catalysts for an improvement in returns.


- Growth Style emphasizes investments in the equity securities of companies with superior growth characteristics, including superior profitability, secular growth, sustainable competitive advantage, and strong capital structure.



When determining how to allocate the fund's assets between sub-advisors, the fund's advisor considers a variety of factors. These factors include a sub-advisor's investment style and performance record, as well as the characteristics of the sub-advisor's typical portfolio investments. These characteristics may include capitalization size, growth and profitability measures, valuation measures, economic sector weightings, and earnings and price volatility statistics. The allocations between the sub-advisors will vary over time according to prospective returns and risks associated with the various investment styles.



The advisor manages the portion of the fund's assets not allocated to a sub-advisor. The advisor may utilize these assets to increase the fund's exposure to certain companies, industry sectors, countries, regions, or investment styles, and for such other reasons as it deems advisable. The advisor may invest these assets in stock and stock index futures and options contracts, forward foreign currency exchange contracts, and money market instruments and other short-term securities, including money market funds advised by the advisor. In addition, the advisor may invest these assets in securities issued by exchange-traded funds and other investment companies and, in an amount up to 10% of the fund's total assets, equity securities issued by other U.S. and non-U.S. companies.


Up to 15% of the fund's total assets may be invested in equity securities of emerging markets issuers. A country is considered to be an "emerging market" if it is defined as such by Morgan Stanley Capital International Inc.

Equity securities in which the fund invests include common and preferred stock. In addition, the fund may invest in sponsored and unsponsored American Depositary Receipts, European Depositary Receipts, and Global Depositary Receipts. The fund may also invest in securities of other investment companies.

In order to hedge against adverse movements in currency exchange rates, the fund may enter into forward foreign currency exchange contracts. In addition, the fund may utilize options, futures contracts, and options on futures contracts ("derivatives") in an attempt to manage market or business risk or enhance the fund's return. The use of derivatives is speculative if the fund is primarily seeking to enhance return, rather than offset the risk of other positions. When the fund invests in a derivative for speculative purposes, the fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative's cost.

The fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions to generate additional income.

PRINCIPAL RISKS

The value of an investment in this fund will change daily, which means an investor in the fund could lose money. The principal risks of investing in this fund include:

- Active Management Risk

- Additional Expenses

- Common Stock Risk
- Derivative Instrument Risk
- Emerging Markets Risk
- International Investing Risk
- Mid-Cap Stock Risk

- Multi-Manager Risk

- Securities Lending Risk

- Small-Cap Stock Risk


See "The Underlying Funds' Principal Risks" below for a discussion of these risks.

International Select Fund

OBJECTIVE

International Select Fund's objective is long-term growth of capital.


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                  PROSPECTUS - First American Asset Allocation Funds

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Additional Information
The Underlying Funds CONTINUED


PRINCIPAL INVESTMENT STRATEGIES

The fund invests primarily in equity securities that trade in markets other than the United States. These securities are generally issued by companies:

- that have their legal residence in countries other than the United States and the securities of which are principally traded in such countries, or
- that derive at least 50% of either their revenues or their pre-tax income from activities outside of the United States.

The fund diversifies its investments among a number of different countries throughout the world and may invest in companies of any size.

The fund employs a "multi-style, multi-manager" approach whereby the fund's advisor allocates portions of the fund's assets to different sub-advisors who employ distinct investment styles. Any assets not allocated to a sub-advisor are managed by the advisor. The fund uses the following principal investment styles, which are intended to complement one another:

- Growth Style emphasizes investments in equity securities of companies with superior growth characteristics, including superior profitability, secular growth, sustainable competitive advantage, and strong capital structure.
- Value Style emphasizes investments in equity securities of companies trading below intrinsic valuations with stable returns and companies trading at steep discounts to intrinsic valuations with catalysts for an improvement in returns.
- Emerging Markets Style emphasizes investments in equity securities of companies whose principal activities are located in emerging market countries that are believed to be undervalued based on their earnings, cash flow or asset values. A country is considered to be an "emerging market" if it is defined as such by Morgan Stanley Capital International, Inc.

When determining how to allocate the fund's assets among sub-advisors, the fund's advisor considers a variety of factors. These factors include a sub-advisor's investment style and performance record, as well as the characteristics of the sub-advisor's typical portfolio investments. These characteristics may include capitalization size, growth and profitability measures, valuation measures, economic sector weightings, and earnings and price volatility statistics. The allocations among the sub-advisors will vary over time according to prospective returns and risks associated with the various investment styles.

Equity securities in which the fund invests include common and preferred stock. In addition, the fund may invest in sponsored and unsponsored American Depositary Receipts, European Depositary Receipts, and Global Depositary Receipts. The fund may also invest in exchange-traded funds and other investment companies.

In order to hedge against adverse movements in currency exchange rates, the fund may enter into forward foreign currency exchange contracts. In addition, the fund may utilize options, futures contracts, and options on futures contracts ("derivatives") in an attempt to manage market or business risk or enhance the fund's returns. The use of derivatives is speculative if the fund is primarily seeking to enhance returns, rather than offset the risk of other positions. When the fund invests in a derivative for speculative purposes, the fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative's cost.

A portion of the fund's assets managed by the advisor are used to facilitate cash flows to and from the sub-advisors, meet redemption requests, and pay fund expenses. The advisor may also utilize these assets to increase the fund's exposure to certain companies, countries, regions, or investment styles. The advisor may invest these assets in stock and stock index futures and options contracts, forward foreign currency exchange contracts, other investment companies, exchange-traded funds, and money market instruments and other short-term securities, including money market funds advised by the advisor.

The fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions to generate additional income.

PRINCIPAL RISKS

The value of an investment in this fund will change daily, which means an investor in the fund could lose money. The principal risks of investing in this fund include:

- Active Management Risk
- Additional Expenses
- Common Stock Risk
- Derivative Instrument Risk
- Emerging Markets Risk
- International Investing Risk
- Mid-Cap Stock Risk
- Multi-Manager Risk
- Securities Lending Risk
- Small-Cap Stock Risk

See "The Underlying Funds' Principal Risks" below for a discussion of these risks.

Core Bond Fund
OBJECTIVE

Core Bond Fund's objective is to provide investors with high current income consistent with limited risk to capital.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in debt securities, such as:

- U.S. government securities (securities issued or guaranteed by the U.S. government or its agencies or instrumentalities), including zero coupon securities.
- residential and commercial mortgage-backed securities.


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- asset-backed securities.
- corporate debt obligations, including obligations issued by special-purpose entities that are backed by corporate debt obligations.

Up to 10% of the fund's total assets may be invested collectively in the following categories of debt securities:

- securities rated lower than investment grade or unrated securities of comparable quality as determined by the fund's advisor (securities commonly referred to as "high yield" or "junk bonds"). The fund will not invest in securities rated lower than CCC at the time of purchase or in unrated securities of equivalent quality.
- non-dollar denominated debt obligations of foreign corporations and governments.
- debt obligations issued by governmental and corporate issuers that are located in emerging market countries. A country is considered to have an "emerging market" if it has a relatively low gross national product per capita compared to the world's major economies, and the potential for rapid economic growth, provided that no issuer included in the fund's current benchmark index will be considered to be located in an emerging market country.

The fund may invest up to 25% of its total assets in U.S. dollar denominated debt obligations of foreign corporations and governments that are not located in emerging market countries.

Fund managers select securities using a "top-down" approach, which begins with the formulation of their general economic outlook. Following this, various sectors and industries are analyzed and selected for investment. Finally, fund managers select individual securities within these sectors or industries.

The fund invests primarily in debt securities rated investment grade at the time of purchase by a nationally recognized statistical rating organization or in unrated securities of comparable quality. As noted above, however, up to 10% of the fund's total assets may be invested in securities that are rated lower than investment grade at the time of purchase or that are unrated and of comparable quality. Quality determinations regarding unrated securities will be made by the fund's advisor. If the rating of a security is reduced or the credit quality of an unrated security declines after purchase, the fund is not required to sell the security, but may consider doing so. At least 65% of the fund's debt securities must be either U.S. government securities or securities that are rated A or better or are unrated and of comparable quality. Unrated securities will not exceed 25% of the fund's total assets.

Under normal market conditions the fund attempts to maintain a weighted average effective maturity for its portfolio securities of 15 years or less and an average effective duration of three to eight years. The fund's weighted average effective maturity and average effective duration are measures of how the fund may react to interest rate changes.

To generate additional income, the fund may invest up to 25% of total assets in dollar roll transactions. In a dollar roll transaction, the fund sells mortgage-backed securities for delivery in the current month while contracting with the same party to repurchase similar securities at a future date.

The fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions to generate additional income.


The fund may utilize the following derivatives: options; futures contracts; options on futures contracts; interest rate caps and floors; foreign currency contracts; options on foreign currencies; interest rate, total return and credit default swap agreements; and options on the foregoing types of swap agreements. The fund may enter into standardized derivatives contracts traded on domestic or foreign securities exchanges, boards of trade, or similar entities, and non-standardized derivatives contracts traded in the over-the-counter ("OTC") market. The fund may use these derivatives in an attempt to manage market risk, currency risk, credit risk and yield curve risk, to manage the effective maturity or duration of securities in the fund's portfolio or for speculative purposes in an effort to increase the fund's yield or to enhance returns. The fund may also use derivatives to gain exposure to non-dollar denominated securities markets to the extent it does not do so through direct investments. The use of a derivative is speculative if the fund is primarily seeking to enhance returns, rather than offset the risk of other positions. When the fund invests in derivatives for speculative purposes, the fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative's cost. The fund may not use any derivative to gain exposure to a security or type of security that it would be prohibited by its investment restrictions from purchasing directly.


PRINCIPAL RISKS

The price and yield of this fund will change daily due to changes in interest rates and other factors, which means an investor in the fund could lose money. The principal risks of investing in this fund include:

- Active Management Risk
- Call Risk
- Credit Risk
- Derivative Instrument Risk
- Dollar Roll Transaction Risk
- Emerging Markets Risk
- Foreign Security Risk
- High-Yield Securities Risk
- Income Risk
- Interest Rate Risk
- International Investing Risk
- Liquidity Risk
- Mortgage- and Asset-Backed Securities Risk
- Securities Lending Risk

See "The Underlying Funds' Principal Risks" below for a discussion of these risks.


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                  PROSPECTUS - First American Asset Allocation Funds

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High Income Bond Fund

OBJECTIVE

High Income Bond Fund's objective is to provide investors with a high level of current income.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the fund will invest primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in debt securities rated lower than investment grade at the time of purchase or in unrated securities of comparable quality (securities commonly referred to as "high-yield" securities or "junk bonds"). These securities generally provide high income in an effort to compensate investors for their higher risk of default, which is the failure to make required interest or principal payments. High-yield bond issuers include small or relatively new companies lacking the history or capital to merit investment-grade status, former blue chip companies downgraded because of financial problems, companies electing to borrow heavily to finance or avoid a takeover or buyout, and firms with heavy debt loads. Fund managers employ a bottom up approach to investing. They devote more resources to evaluating individual securities rather than assessing macro-economic trends. Securities are selected using fundamental credit research to identify relative value in the market. Positions are sold in anticipation of credit deterioration or when a security is priced expensively relative to other comparable investments.

There is no minimum rating requirement and no limitation on the average maturity or average effective duration of securities held by the fund.

The fund may invest up to 25% of its total assets in dollar denominated debt obligations of foreign corporations and governments. Up to 20% of the fund's total assets may be invested in debt obligations issued by governmental and corporate issuers that are located in emerging market countries. A country is considered to have an "emerging market" if it has a relatively low gross national product per capital compared to the world's major economies, and the potential for rapid economic growth, provided that no issuer included in the fund's current benchmark index will be considered to be located in an emerging market country.

The fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions to generate additional income.


The fund may utilize the following derivatives: options; futures contracts; options on futures contracts; interest rate caps and floors; interest rate, total return and credit default swap agreements; and options on the foregoing types of swap agreements. The fund may enter into standardized derivatives contracts traded on domestic or foreign securities exchanges, boards of trade, or similar entities, and non-standardized derivatives contracts traded in the over-the-counter ("OTC") market. The fund may use these derivatives in an attempt to manage market risk, credit risk and yield curve risk, to manage the effective maturity or duration of securities in the fund's portfolio or for speculative purposes in an effort to increase the fund's yield or to enhance returns. The use of a derivative is speculative if the fund is primarily seeking to enhance returns, rather than offset the risk of other positions. When the fund invests in a derivative for speculative purposes, the fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater that the derivative's cost. The fund may not use any derivative to gain exposure to a security or type of security that it would be prohibited by its investment restrictions from purchasing directly.


PRINCIPAL RISKS

The price and yield of this fund will change daily due to changes in interest rates and other factors, which means an investor in the fund could lose money. The principal risks of investing in this fund include:

- Active Management Risk
- Call Risk
- Credit Risk
- Derivative Instrument Risk
- Emerging Markets Risk
- Foreign Security Risk
- High-Yield Securities Risk
- Income Risk
- Interest Rate Risk
- Liquidity Risk
- Securities Lending Risk

See "The Underlying Funds' Principal Risks" below for a discussion of these risks.

Inflation Protected Securities Fund

OBJECTIVE

Inflation Protected Securities Fund seeks to provide investors with total return while providing protection against inflation.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the fund will invest primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in inflation protected debt securities. These securities will be issued by the U.S. and non-U.S. governments, their agencies and instrumentalities, and domestic and foreign corporations. The fund's investments in U.S. Government inflation protected securities will include U.S. Treasury inflation-protection securities as well as inflation protected securities issued by agencies and instrumentalities of the U.S. Government. Securities issued by the U.S. Treasury are

                                     44
                  PROSPECTUS - First American Asset Allocation Funds

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Additional Information
The Underlying Funds CONTINUED



backed by the full faith and credit of the U.S. Government. Some securities issued by agencies and instrumentalities of the U.S. Government are supported only by the credit of the issuing agency or instrumentality.

Inflation protected debt securities are designed to provide protection against the negative effects of inflation. Unlike traditional debt securities, which pay regular fixed interest payments on a fixed principal amount, interest payments on inflation protected debt securities will vary with the rate of inflation. The U.S. Treasury uses the Consumer Price Index for Urban Consumers (CPI-U) as the inflation measure. Inflation protected bonds issued by foreign governments and corporations are generally linked to a non-U.S. inflation rate.

Inflation protected debt securities have two common structures. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. If the index measuring the rate of inflation rises, the principal value of the security will increase. Because interest payments will be calculated with respect to a larger principal amount, interest payments also will increase. Conversely, if the index measuring the rate of inflation falls, the principal value of the security will fall and interest payments will decrease. Other issuers adjust the interest rates payable on the security according to the rate of inflation, but the principal amount remains the same.

In the event of sustained deflation, the U.S. Treasury has guaranteed that it will repay at maturity at least the original face value of the inflation protected securities that it issues. Other inflation protected debt securities that accrue inflation into their principal value may or may not provide a similar guarantee. For securities that do not provide such a guarantee, the adjusted principal value of the security repaid at maturity may be less than the original principal value.

Up to 20% of the Fund's assets may be invested in holdings that are not inflation protected. These holdings may include the following:

- domestic and foreign corporate debt obligations.
- securities issued or guaranteed by the U.S. government or its agencies and instrumentalities.
- debt obligations of foreign governments.
- residential and commercial mortgage-backed securities.
- asset-backed securities.
- derivative instruments, as discussed below.

When selecting securities for the fund, the portfolio managers use a "top-down" approach, looking first at general economic factors and market conditions. The managers then select securities that they believe have strong relative value based on an analysis of a security's characteristics (such as principal value, coupon rate, maturity, duration and yield) in light of these general economic factors and market conditions. The managers will sell securities if the securities no longer meet these criteria, if other investments appear to be a better relative value, to manage the duration of the fund, or to meet redemption requests.

The fund invests primarily in securities rated investment grade at the time of purchase by a nationally recognized statistical rating organization or in unrated securities of comparable quality. However, up to 10% of the fund's net assets may be invested in securities that are rated lower than investment grade at the time of purchase or that are unrated and of comparable quality (securities commonly referred to as "high-yield" securities or "junk bonds"). The fund will not invest in securities rated lower than B at the time of purchase or in unrated securities of equivalent quality. Quality determinations regarding unrated securities will be made by the fund's advisor.

The fund may invest up to 20% of its net assets in non-dollar denominated securities, and may invest without limitation in U.S. dollar denominated securities of foreign corporations and governments.

The fund may invest in debt securities of any maturity, but expects to maintain, under normal market conditions, a weighted average effective maturity of between 8 and 15 years and an average effective duration of between 4 and 10 years. The fund's weighted average effective maturity and average effective duration are measures of how the fund may react to interest rate changes.

The fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions to generate additional income.


The fund may utilize the following derivatives: options; futures contracts; options on futures contracts; foreign currency contracts; options on foreign currencies; interest rate caps and floors; index- and other asset-linked notes; swap agreements, including swap agreements on interest rates, currency rates, security indexes and specific securities, and credit default swap agreements; and options on the foregoing types of swap agreements. The fund may also invest in commodity-linked derivative instruments, including swap agreements on commodity indexes or specific commodities; commodity options, futures and options on futures; and commodity-linked notes. The fund may enter into standardized derivatives contracts traded on domestic or foreign securities exchanges, boards of trade, or similar entities, and non-standardized derivatives contracts traded in the over-the-counter ("OTC") market. The fund may use these derivatives in an attempt to manage market risk, currency risk, credit risk and yield curve risk, to manage the effective maturity or duration of securities in the fund's portfolio or for speculative purposes in an effort to increase the fund's yield or to enhance returns. The fund may also use derivatives to gain exposure to non-dollar denominated securities markets to the extent it does not do so through direct investments. The use of a derivative is speculative if the fund is primarily seeking to enhance returns, rather than offset the risk of other positions. When the fund invests in a derivative for speculative purposes, the fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater that the derivative's cost. The fund may not use any derivative to gain exposure to a security or type of security that it would be


                                     45
                  PROSPECTUS - First American Asset Allocation Funds

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Additional Information
The Underlying Funds CONTINUED



prohibited by its investment restrictions from purchasing directly.

PRINCIPAL RISKS

The price and yield of this fund will change daily due to changes in interest rates, inflation and other factors, which means an investor in the fund could lose money. The principal risks of investing in this fund include:

- Active Management Risk
- Call Risk
- Credit Risk
- Derivative Instrument Risk
- Foreign Security Risk
- High-Yield Securities Risk
- Income Risk
- Indexing Methodology Risk
- Interest Rate Risk
- International Investing Risk
- Liquidity Risk
- Mortgage- and Asset-Backed Securities Risk
- Securities Lending Risk
- Tax Consequences of Inflation Adjustments

See "The Underlying Funds' Principal Risks" below for a discussion of these risks.


Intermediate Government Bond Fund



OBJECTIVE



Intermediate Government Bond Fund's objective is to provide investors with current income that is exempt from state income tax, to the extent consistent with the preservation of capital.



PRINCIPAL INVESTMENT STRATEGIES



Under normal market conditions, the fund invests substantially all of its assets in U.S. government securities that pay interest that is generally exempt from state income tax. U.S. government securities are securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. U.S. government securities that pay interest exempt from state income tax include U.S. Treasury obligations and obligations issued by certain U.S. government agencies or instrumentalities, including, but not limited to, the following:





- Federal Farm Credit Banks.


- Federal Home Loan Banks System.


- Tennessee Valley Authority.



Securities issued by the U.S. Treasury are backed by the full faith and credit of the U.S. Government. Some securities issued by agencies and instrumentalities of the U.S. Government are supported only by the credit of the issuing agency or instrumentality.



In selecting securities for the fund, fund managers first determine their economic outlook and the direction in which inflation and interest rates are expected to move. In selecting individual securities consistent with this outlook, fund managers evaluate factors such as credit quality, yield, maturity, liquidity, and portfolio diversification.



Under normal market conditions, the fund attempts to maintain a weighted average effective maturity between 3 and 10 years and an effective duration between 2.5 and 7 years. The fund's weighted average effective maturity and effective duration are measures of how the fund may react to interest rate changes.



PRINCIPAL RISKS



The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. The principal risks of investing in this fund include:



- Active Management Risk


- Call Risk


- Credit Risk


- Income Risk


- Interest Rate Risk



See "The Underlying Funds' Principal Risks" below for a discussion of these risks.



Intermediate Term Bond Fund



OBJECTIVE



Intermediate Term Bond Fund's objective is to provide investors with current income to the extent consistent with preservation of capital.



PRINCIPAL INVESTMENT STRATEGIES



Under normal market conditions, the fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in debt securities, such as:



- U.S. government securities, (securities issued or guaranteed by the U.S. government or its agencies or instrumentalities), including zero coupon securities.


- residential and commercial mortgage-backed securities.


- asset-backed securities.


- corporate debt obligations, including obligations issued by special-purpose entities that are backed by corporate debt obligations.



Debt securities in the fund will be rated investment grade at the time of purchase or, if unrated, determined to be of comparable quality by the fund's advisor. If the rating of a security is reduced or discontinued after purchase, the fund is not required to sell the security, but may consider doing so. At least 65% of the fund's debt securities must be either U.S. government securities or securities that are rated A or better or are unrated


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                  PROSPECTUS - First American Asset Allocation Funds

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Additional Information
The Underlying Funds CONTINUED




and of comparable quality as determined by the fund's advisor. Unrated securities will not exceed 25% of the fund's total assets.



Fund managers select securities using a "top-down" approach, which begins with the formulation of their general economic outlook. Following this, various sectors and industries are analyzed and selected for investment. Finally, fund managers select individual securities within these sectors or industries.



The fund may invest up to 25% of its total assets in dollar denominated debt obligations of foreign corporations and governments.



Under normal market conditions the fund attempts to maintain a weighted average effective maturity for its portfolio securities of 3 to 10 years and an average effective duration of 2 to 6 years. The fund's weighted average effective maturity and effective duration are measures of how the fund may react to interest rate changes.



To generate additional income, the fund may invest up to 25% of its total assets in dollar roll transactions. In a dollar roll transaction, the fund sells mortgage-backed securities for delivery in the current month while contracting with the same party to repurchase similar securities at a future date.



The fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions to generate additional income.



The fund may utilize the following derivatives: options; futures contracts; options on futures contracts; interest rate caps and floors; interest rate, total return and credit default swap agreements; and options on the foregoing types of swap agreements. The fund may enter into standardized derivatives contracts traded on domestic or foreign securities exchanges, boards of trade, or similar entities, and non-standardized derivatives contracts traded in the over-the-counter ("OTC") market. The fund may use these derivatives in an attempt to manage market risk, credit risk and yield curve risk, to manage the effective maturity or duration of securities in the fund's portfolio or for speculative purposes in an effort to increase the fund's yield or to enhance returns. The use of a derivative is speculative if the fund is primarily seeking to enhance returns, rather than offset the risk of other positions. When the fund invests in a derivative for speculative purposes, the fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative's cost. The fund may not use any derivative to gain exposure to a security or type of security that it would be prohibited by its investment restrictions from purchasing directly.



PRINCIPAL RISKS



The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. The principal risks of investing in this fund include:



- Active Management Risk


- Call Risk


- Credit Risk


- Derivative Instrument Risk


- Dollar Roll Transaction Risk


- Foreign Security Risk


- Income Risk


- Interest Rate Risk


- Mortgage- and Asset-Backed Securities Risk


- Securities Lending Risk



See "The Underlying Funds' Principal Risks" below for a discussion of these risks.


Short Term Bond Fund

OBJECTIVE

Short Term Bond Fund's objective is to provide investors with current income while maintaining a high degree of principal stability.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in debt securities, such as:

- residential and commercial mortgage-backed securities.
- asset-backed securities.
- corporate debt obligations, including obligations issued by special-purpose entities that are backed by corporate debt obligations.
- U.S. government securities, which are securities issued or guaranteed by the U.S. government or its agencies or instrumentalities.
- commercial paper.

Up to 10% of the fund's total assets may be invested collectively in the following categories of debt securities:

- securities rated lower than investment grade or unrated securities of comparable quality as determined by the fund's advisor (securities commonly referred to as "high yield" or "junk bonds"). The fund will not invest in securities rated lower than CCC at the time of purchase or in unrated securities of equivalent quality.
- non-dollar denominated debt obligations of foreign corporations and governments.
- debt obligations issued by governmental and corporate issuers that are located in emerging market countries. A country is considered to have an "emerging market" if it has a relatively low gross national product per capita compared to the world's major economies, and the potential for rapid economic growth, provided that no issuer included in the fund's current benchmark index will be considered to be located in an emerging market country.


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                  PROSPECTUS - First American Asset Allocation Funds

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Additional Information
The Underlying Funds CONTINUED


The fund may invest up to 25% of its total assets in U.S. dollar denominated debt obligations of foreign corporations and governments that are not located in emerging market countries.

Fund managers select securities using a "top-down" approach which begins with the formulation of their general economic outlook. Following this, various sectors and industries are analyzed and selected for investment. Finally, fund managers select individual securities within these sectors or industries.

The fund invests primarily in debt securities rated investment grade at the time of purchase by a nationally recognized statistical rating organization or in unrated securities of comparable quality. As noted above, however, up to 10% of the fund's total assets may be invested in securities that are rated lower than investment grade at the time of purchase or that are unrated and of comparable quality. Quality determinations regarding unrated securities will be made by the fund's advisor. If the rating of a security is reduced or the credit quality of an unrated security declines after purchase, the fund is not required to sell the security, but may consider doing so. At least 65% of the fund's debt securities must be either U.S. government securities or securities that are rated A or better or are unrated and of comparable quality. Unrated securities will not exceed 25% of the fund's total assets.

Under normal market conditions the fund attempts to maintain a weighted average effective maturity and an average effective duration for its portfolio securities of one to three years. The fund's weighted average effective maturity and effective duration are measures of how the fund may react to interest rate changes.

The fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions to generate additional income.


The fund may utilize the following derivatives: options; futures contracts; options on futures contracts; interest rate caps and floors; foreign currency contracts; options on foreign currencies; interest rate, total return and credit default swap agreements; and options on the foregoing types of swap agreements. The fund may enter into standardized derivatives contracts traded on domestic or foreign securities exchanges, boards of trade, or similar entities, and non-standardized derivatives contracts traded in the over-the-counter ("OTC") market. The fund may use these derivatives in an attempt to manage market risk, currency risk, credit risk and yield curve risk, to manage the effective maturity or duration of securities in the fund's portfolio or for speculative purposes in an effort to increase the fund's yield or to enhance returns. The fund may also use derivatives to gain exposure to non-dollar denominated securities markets to the extent it does not do so through direct investments. The use of a derivative is speculative if the fund is primarily seeking to enhance returns, rather than offset the risk of other positions. When the fund invests in derivatives for speculative purposes, the fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative's cost. The fund may not use any derivative to gain exposure to a security or type of security that it would be prohibited by its investment restrictions from purchasing directly.


PRINCIPAL RISKS

The price and yield of this fund will change daily due to changes in interest rates and other factors, which means an investor in the fund could lose money. The principal risks of investing in this fund include:

- Active Management Risk
- Call Risk
- Credit Risk
- Derivative Instrument Risk
- Emerging Markets Risk
- Foreign Security Risk
- High-Yield Securities Risk
- Income Risk
- Interest Rate Risk
- International Investing Risk
- Liquidity Risk
- Mortgage- and Asset-Backed Securities Risk
- Securities Lending Risk

See "The Underlying Funds' Principal Risks" below for a discussion of these risks.

Total Return Bond Fund

OBJECTIVE

Total Return Bond Fund's objective is to provide investors with a high level of current income consistent with prudent risk to capital. While the fund may realize some capital appreciation, the fund primarily seeks to achieve total return through preserving capital and generating income.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the fund will invest primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in the following types of debt securities:

- U.S. government securities (securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).
- residential and commercial mortgage-backed securities.
- asset-backed securities.
- domestic and foreign corporate debt obligations, including obligations issued by special-purpose entities that are backed by corporate debt obligations.
- debt obligations of foreign governments.

Up to 30% of the fund's total assets may be invested collectively in the following categories of debt securities, provided that the

                                     48
                  PROSPECTUS - First American Asset Allocation Funds

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Additional Information
The Underlying Funds CONTINUED



fund will not invest more than 20% of its total assets in any single category:

- securities rated lower than investment grade or unrated securities of comparable quality as determined by the fund's advisor (securities commonly referred to as "high-yield" or "junk bonds"). The fund will not invest in securities rated lower than CCC at the time of purchase or in unrated securities of equivalent quality.
- non-dollar denominated debt obligations of foreign corporations and governments. (The fund may invest without limitation in U.S. dollar denominated securities of foreign issuers that are not located in emerging market countries.)
- debt obligations issued by governmental and corporate issuers that are located in emerging market countries. A country is considered to have an "emerging market" if it has a relatively low gross national product per capita compared to the world's major economies, and the potential for rapid economic growth, provided that no issuer included in the fund's current benchmark index will be considered to be located in an emerging market country.

Fund managers make buy, sell, and hold decisions using a "top-down" approach, which begins with the formulation of their general economic outlook. Following this, various sectors and industries are analyzed and selected for investment. Finally, fund managers select individual securities within these sectors or industries. Fund managers also analyze expected changes to the yield curve under multiple market conditions to help define maturity and duration selection.

The fund invests primarily in securities rated investment grade at the time of purchase by a nationally recognized statistical rating organization or in unrated securities of comparable quality. As noted above, however, up to 20% of the fund's total assets may be invested in securities that are rated lower than investment grade at the time of purchase or that are unrated and of comparable quality. Quality determinations regarding unrated securities will be made by the fund's advisor. Unrated securities will not exceed 25% of the fund's total assets.

To generate additional income, the fund may invest up to 25% of its total assets in dollar roll transactions. In a dollar roll transaction, the fund sells mortgage-backed securities for delivery in the current month while contracting with the same party to repurchase similar securities at a future date.

Under normal market conditions the fund attempts to maintain a weighted average effective maturity for its portfolio securities of 15 years or less and an average effective duration of three to eight years. The fund's weighted average effective maturity and average effective duration are measures of how the fund may react to interest rate changes.

The fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions to generate additional income.


The fund may utilize the following derivatives: options; futures contracts; options on futures contracts; interest rate caps and floors; foreign currency contracts; options on foreign currencies; interest rate, total return and credit default swap agreements; and options on the foregoing types of swap agreements. The fund may enter into standardized derivatives contracts traded on domestic or foreign securities exchanges, boards of trade, or similar entities, and non-standardized derivatives contracts traded in the over-the-counter ("OTC") market. The fund may use these derivatives in an attempt to manage market risk, currency risk, credit risk and yield curve risk, to manage the effective maturity or duration of securities in the fund's portfolio or for speculative purposes in an effort to increase the fund's yield or to enhance returns. The fund may also use derivatives to gain exposure to non-dollar denominated securities markets to the extent it does not do so through direct investments. The use of a derivative is speculative if the fund is primarily seeking to enhance returns, rather than offset the risk of other positions. When the fund invests in a derivative for speculative purposes, the fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative's cost. The fund may not use any derivative to gain exposure to a security or type of security that it would be prohibited by its investment restrictions from purchasing directly.


PRINCIPAL RISKS

The price and yield of this fund will change daily due to changes in interest rates and other factors, which means an investor in the fund could lose money. The principal risks of investing in this fund include:

- Active Management Risk
- Call Risk
- Credit Risk
- Derivative Instrument Risk
- Dollar Roll Transaction Risk
- Emerging Markets Risk
- Foreign Security Risk
- High-Yield Securities Risk
- Income Risk
- Interest Rate Risk
- International Investing Risk
- Liquidity Risk
- Mortgage- and Asset-Backed Securities Risk
- Securities Lending Risk

See "The Underlying Funds' Principal Risks" below for a discussion of these risks.


U.S. Government Mortgage Fund



OBJECTIVE



U.S. Government Mortgage Fund's objective is to provide investors with high current income to the extent consistent with the preservation of capital.



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PRINCIPAL INVESTMENT STRATEGIES



Under normal market conditions, the fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in mortgage-related securities issued or guaranteed by the U.S. government or its agencies or instrumentalities.



U.S. government securities are bonds or other debt obligations issued or guaranteed as to principal and interest by the U.S. government or one of its agencies or instrumentalities. U.S. Treasury securities and some obligations of U.S. government agencies and instrumentalities are supported by the "full faith and credit" of the U.S. government. Other U.S. government securities are backed by the right of the issuer to borrow from the U.S. Treasury. Still others are supported only by the credit of the issuer or instrumentality. Mortgage-backed securities include securities issued by U.S. government-sponsored entities such as the Government National Mortgage Association, the Federal National Mortgage Association, and the Federal Home Loan Mortgage Corporation.



When selecting securities for the fund, the portfolio managers use a "top-down" approach, looking first at general economic factors and market conditions, then at individual securities.



Under normal market conditions, the fund attempts to maintain a weighted average effective maturity of ten years or less.



The fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions to generate additional income.



The fund may utilize the following derivatives: options; futures contracts; options on futures contracts; interest rate caps and floors; interest rate; total return and credit default swap agreements; and options on the foregoing types of swap agreements. The fund may enter into standardized derivatives contracts traded on domestic or foreign securities exchanges, boards of trade, or similar entities, and non-standardized derivatives contracts traded in the over-the-counter ("OTC") market. The fund may use these derivatives in an attempt to manage market risk, credit risk and yield curve risk, to manage the effective maturity or duration of securities in the fund's portfolio or for speculative purposes in an effort to increase the fund's yield or to enhance returns. The use of a derivative is speculative if the fund is primarily seeking to enhance returns, rather than offset the risk of other positions. When the fund invests in a derivative for speculative purposes, the fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative's cost. The fund may not use any derivative to gain exposure to a security or type of security that it would be prohibited by its investment restrictions from purchasing directly.



PRINCIPAL RISKS



The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. The principal risks of investing in this fund include:




- Active Management Risk


- Credit Risk


- Derivative Instrument Risk


- Income Risk


- Interest Rate Risk


- Mortgage- and Asset-Backed Securities Risk


- Securities Lending Risk



See "The Underlying Funds' Principal Risks" below for a discussion of these risks.


Prime Obligations Fund

OBJECTIVE

Prime Obligations Fund seeks maximum current income to the extent consistent with preservation of capital and maintenance of liquidity.

PRINCIPAL INVESTMENT STRATEGIES

The fund invests in high-quality short-term debt obligations, including:




- commercial paper.

- U.S. dollar-denominated obligations of domestic and foreign banks with total assets of at least $500 million (including fixed and variable rate certificates of deposit, time deposits, and bankers' acceptances).


- non-convertible corporate debt securities.

- securities issued by the U.S. government or one of its agencies or instrumentalities.

- loan participation interests.
- repurchase agreements for the securities in which the fund may invest.

When selecting securities for the fund, the portfolio managers first consider general economic factors, market conditions, and the short-term interest rate environment in determining what types of short-term instruments to purchase. The portfolio managers then select the specific instruments to be purchased. Generally, the portfolio managers buy and hold securities until their maturities.

Under normal market conditions, portfolio managers will only purchase (and hold) securities in the fund if they are rated in the top short-term rating category, for example, a rating of A-1 or a rating of Prime-1. If the rating of a security is reduced below the top short-term rating category after purchase, portfolio managers will make every attempt to sell the security, unless they have determined that it would not be in the best interest of the fund to dispose of the security at that time and, where

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                  PROSPECTUS - First American Asset Allocation Funds

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The Underlying Funds CONTINUED



necessary, have obtained the approval of the Board to continue to hold the security.

The fund will limit its investments in dollar-denominated obligations of U.S. branches of foreign banks which are subject to the same regulation as U.S. banks to less than 25% of its total assets. In addition, the fund will limit its collective investments in dollar-denominated obligations of foreign branches of domestic banks (which are not subject to the same regulation as U.S. banks) and in dollar-denominated obligations of foreign banks and foreign corporations to less than 25% of its total assets.

PRINCIPAL RISKS

Although Prime Obligations Fund seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the fund. A major change in interest rates or a default on a security or repurchase agreement held by the fund could cause the value of an investment in the fund to decline.

Prime Obligations Fund is also subject to:

- Income Risk
- Foreign Security Risk

See "The Underlying Funds' Principal Risks" below for a discussion of these risks.

The Underlying Funds' Principal Risks

The principal risks of investing in the underlying funds are described below.

Active Management Risk. Each fund other than Equity Index Fund, Mid Cap Index Fund, and Small Cap Index Fund is actively managed and its performance therefore will reflect in part the advisor's or sub-advisor's ability to make investment decisions which are suited to achieving the fund's investment objective. Due to its active management, a fund could underperform other mutual funds with similar investment objectives.

Active Quantitative Management Risk. Quantitative Large Cap Core Fund, Quantitative Large Cap Growth Fund and Quantitative Large Cap Value Fund (the "Quantitative Funds") are actively managed using the quantitative process described above under "Principal Investment Strategies" for each of the Quantitative Funds. Securities selected using this process could underperform the market as a whole as a result of the factors used in the process, the weight placed on each factor, and changes in the way each factor performs in today's economic conditions as compared to the factor's historical performance. Due to its active management, a fund could underperform its benchmark index or other mutual funds with similar investment objectives.

Additional Expenses. A fund's investment in exchange-traded funds and other investment companies involves additional expenses that would not be present in a direct investment in these underlying funds.

Call Risk. Investments in debt securities are subject to call risk. Bonds may be redeemed at the option of the issuer, or "called," before their stated maturity date. In general, an issuer will call its bonds if they can be refinanced by issuing new bonds which bear a lower interest rate. The fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Common Stock Risk. Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular country, company, industry, or sector of the market. In addition, the types of stocks in which a particular fund invests, such as value stocks, growth stocks, large-capitalization issuer stocks, mid-capitalization issuer stocks, small-capitalization issuer stocks and/or micro-capitalization issuer stocks, may underperform the market as a whole.

Credit Risk. By investing in debt securities, an underlying fund is subject to the risk that the issuers of debt securities held by the fund will not make payments on the securities or that the other party to an investment contract will default on its obligations. There is also the risk that an issuer could suffer adverse changes in financial condition that could lower the credit quality of a security. This could lead to greater volatility in the price of the security and in shares of the fund. Also, a change in the credit quality rating of a bond could affect the bond's liquidity and make it more difficult for the fund to sell. When a fund purchases unrated securities, it will depend on the advisor's analysis of credit risk without the assessment of an independent rating organization, such as Moody's or Standard & Poor's.

Derivative Instrument Risk. The use of derivative instruments exposes a fund to additional risks and transaction costs. Risks inherent in the use of derivative instruments include: the risk that securities prices, foreign currencies, index prices, or interest rates will not move in the direction that the advisor anticipates; in the case of a credit default swap, the risk that the advisor will not correctly evaluate the creditworthiness of the company or companies on which the swap is based; an imperfect correlation between the price of derivative instruments and movements in the prices of the securities being hedged; the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; leverage risk, which is the risk that adverse price movements in an instrument can result in a loss substantially greater than the fund's initial investment in that instrument; and, particularly in the case of privately negotiated instruments, the risk that the counterparty will fail to perform its obligations, which could leave the fund worse off than if it had not entered into the position. If a fund uses derivative instruments and the advisor's judgment proves incorrect, the fund's performance could be worse than if it had not used these instruments.


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                  PROSPECTUS - First American Asset Allocation Funds

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The funds may enter into over-the-counter (OTC) transactions in derivatives.
Transactions in the OTC markets generally are conducted on a principal-to-principal basis. The terms and conditions of these instruments generally are not standardized and tend to be more specialized or complex, and the instruments may be harder to value. In addition, there may not be a liquid market for OTC derivatives. As a result, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

Inflation Protected Securities Fund's investments in commodity-linked derivative instruments may subject the fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Dollar Roll Transaction Risk. In a dollar roll transaction, a fund sells mortgage-backed securities for delivery in the current month while contracting with the same party to repurchase similar securities at a future date. Because the fund gives up the right to receive principal and interest paid on the securities sold, a mortgage dollar roll transaction will diminish the investment performance of the fund unless the difference between the price received for the securities sold and the price to be paid for the securities to be purchased in the future, plus any fee income received, exceeds any income, principal payments, and appreciation on the securities sold as part of the mortgage dollar roll. Whether mortgage dollar rolls will benefit a fund may depend upon the advisor's ability to predict mortgage prepayments and interest rates. In addition, the use of mortgage dollar rolls by a fund increases the amount of the fund's assets that are subject to market risk, which could increase the volatility of the price of the fund's shares.

Emerging Markets Risk. International Fund may invest up to 15%, High Income Bond Fund and Total Return Bond Fund may invest up to 20%, Global Infrastructure Fund may invest up to 25%, and International Select Fund may invest an unlimited amount of their total assets in equity securities of emerging markets issuers. The risks of international investing are particularly significant in emerging markets. Investing in emerging markets generally involves exposure to economic structures that are less diverse and mature, and to political systems that are less stable, than those of developed countries. In addition, issuers in emerging markets typically are subject to a greater degree of change in earnings and business prospects than are companies in developed markets.

Failure to Match Index Performance. The ability of Equity Index Fund, Mid Cap Index Fund, and Small Cap Index Fund to replicate the performance of their respective indices may be affected by, among other things, changes in securities markets, the manner in which performance of the index is calculated, changes in the composition of the index, the amount and timing of cash flows into and out of the fund, commissions, sales charges (if any), and other expenses.

Foreign Security Risk. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers. For certain foreign countries, political or social instability, or diplomatic developments could adversely affect the securities. There is also the risk of loss due to governmental actions such as a change in tax statutes or the modification of individual property rights. In addition, individual foreign economies may differ favorably or unfavorably from the U.S. economy. The holder of an American Depositary Receipt that is not sponsored by a domestic bank may have limited voting rights and may not receive as much information about the issuer of the underlying securities as would the holder of a sponsored depositary receipt.

Investing in non-dollar denominated foreign securities involves risks not typically associated with U.S. investing. These risks are described further under "International Investing Risk."

High-Yield Securities Risk. A significant portion of the portfolio of High Income Bond Fund, up to 10% of the net assets of Inflation Protected Securities Fund, up to 10% of the total assets of Core Bond Fund and Short Term Bond Fund, and up to 20% of the total assets of Total Return Bond Fund, may consist of corporate debt obligations rated below investment grade, which are commonly referred to as "high-yield" securities or "junk bonds." In addition, Equity Income Fund may invest in convertible debt securities rated below investment grade. Although these securities usually offer higher yields than investment grade securities, they also involve more risk. High-yield bonds may be more susceptible to real or perceived adverse economic conditions than investment grade bonds. In addition, the secondary trading market may be less liquid. High-yield securities generally have more volatile prices and carry more risk to principal than investment grade securities.

Income Risk. Each of the underlying Fixed Income Funds' income could decline due to falling market interest rates. This is because, in a falling interest rate environment, the funds generally will have to invest the proceeds from sales of fund shares, as well as the proceeds from maturing portfolio securities (or portfolio securities that have been called, see "Call Risk" above, or prepaid, see "Mortgage- and Asset-Backed Securities Risk" below) in lower-yielding securities.

Indexing Methodology Risk. Interest payments on inflation protected debt securities will vary with the rate of inflation, as measured by a specified index. There can be no assurance that the CPI-U (used as the inflation measure by U.S. Treasury inflation protected securities) or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States. If the market perceives that the adjustment mechanism of an inflation protected security

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                  PROSPECTUS - First American Asset Allocation Funds

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The Underlying Funds CONTINUED



does not accurately adjust for inflation, the value of the security could be adversely affected. There may be a lag between the time a security is adjusted for inflation and the time interest is paid on that security. This may have an adverse effect on the trading price of the security, particularly during periods of significant, rapid changes in inflation. In addition, to the extent that inflation has increased during the period of time between the inflation adjustment and the interest payment, the interest payment will not be protected from the inflation increase.


Infrastructure Sector Risk. Because Global Infrastructure Fund concentrates its investments in infrastructure-related securities, the fund has greater exposure to adverse economic, regulatory, political and other changes affecting the issuers of such securities. International Fund may also invest in infrastructure-related securities. Infrastructure-related businesses are subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, costs associated with environmental and other regulations, the effects of economic slowdown and surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Additionally, infrastructure-related entities may be subject to regulation by various governmental authorities and may also be affected by governmental regulation of rates charged to customers, service interruption due to environmental, operational or other mishaps and the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards. There is also the risk that corruption may negatively affect publicly-funded infrastructure projects, especially in emerging markets, resulting in delays and cost overruns.


Initial Public Offering (IPO) Risk. Most IPOs involve a high degree of risk not normally associated with offerings of more seasoned companies. Companies involved in IPOs generally have limited operating histories, and their prospects for future profitability are uncertain. These companies often are engaged in new and evolving businesses and are particularly vulnerable to competition and to changes in technology, markets and economic conditions. They may be dependent on certain key managers and third parties, need more personnel and other resources to manage growth and require significant additional capital. They may also be dependent on limited product lines and uncertain property rights and need regulatory approvals. Investors in IPOs can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders. Stock prices of IPOs can also be highly unstable, due to the absence of a prior public market, the small number of shares available for trading and limited investor information. IPOs will frequently be sold within 12 months of purchase. This may result in increased short-term capital gains, which will be taxable to shareholders as ordinary income.

Interest Rate Risk. Debt securities in the underlying funds will fluctuate in value with changes in interest rates. In general, debt securities will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term debt securities are generally more sensitive to interest rate changes. Securities which do not pay interest on a current basis, such as zero coupon securities and delayed interest securities, may be highly volatile as interest rates rise or fall.

The effect of interest rate changes on the inflation protected securities held by Inflation Protected Securities Fund will be somewhat different. Interest rates have two components: a "real" interest rate and an increment that reflects investor expectations of future inflation. Because interest rates on inflation protected securities are adjusted for inflation, the values of these securities are not materially affected by inflation expectations. Therefore, the values of inflation protected debt securities are expected to change in response to changes in "real" interest rates. Generally, the value of an inflation protected debt security will fall when real interest rates rise and rise when real interest rates fall.

International Investing Risk. International Fund and International Select Fund invest primarily in equity securities that trade in markets other than the United States and Global Infrastructure Fund invests significantly in such markets. Each other underlying Equity Fund, other than Equity Index Fund, Mid Cap Index Fund, Small Cap Index Fund, Quantitative Large Cap Core Fund, Quantitative Large Cap Growth Fund, and Quantitative Large Cap Value Fund, may invest up to 15% of its assets in non-dollar denominated foreign securities. To the extent a fund is allowed to invest in depositary receipts, the fund will be subject to the same risks as other foreign securities in which the fund may invest, unless otherwise noted below. The holder of an unsponsored depositary receipt may have limited voting rights and may not receive as much information about the issuer of the underlying securities as would the holder of a sponsored depositary receipt. Inflation Protected Securities Fund and Total Return Bond Fund each may invest up to 20% of its assets and Core Bond Fund and Short Term Bond Fund each may invest up to 10% of its assets in non-dollar denominated foreign securities. International investing involves risks not typically associated with U.S. investing. These risks include:

Currency Risk. Because foreign securities, with the exception of American Depositary Receipts, often trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect a fund's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. A strong U.S. dollar relative to these other currencies will adversely affect the value of the fund.

Foreign Securities Market Risk. Securities of many non-U.S. companies may be less liquid and their prices more volatile than securities of comparable U.S. companies. Securities of companies traded in many countries outside the U.S., particularly emerging markets countries, may be subject to further risks due to the inexperience of local investment professionals and financial

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institutions, the possibility of permanent or temporary termination of trading, and greater spreads between bid and asked prices for securities. In addition, non-U.S. stock exchanges and investment professionals are subject to less governmental regulation, and commissions may be higher than in the United States. Also, there may be delays in the settlement of non-U.S. stock exchange transactions.

Foreign Tax Risk. A fund's income from foreign issuers may be subject to non-U.S. withholding taxes. In some countries, the funds also may be subject to taxes on trading profits and, on certain securities transactions, transfer or stamp duties tax. To the extent foreign income taxes are paid by the funds, U.S. shareholders may be entitled to a credit or deduction for U.S. tax purposes. See the SAI for details.

Information Risk. Non-U.S. companies generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory requirements that apply to U.S. companies. As a result, less information may be available to investors concerning non-U.S. issuers. Accounting and financial reporting standards in emerging markets may be especially lacking.

Investment Restriction Risk. Some countries, particularly emerging markets, restrict to varying degrees foreign investment in their securities markets. In some circumstances, these restrictions may limit or preclude investment in certain countries or may increase the cost of investing in securities of particular companies.

Political and Economic Risks. International investing is subject to the risk of political, social, or economic instability in the country of the issuer of a security, the difficulty of predicting international trade patterns, the possibility of the imposition of exchange controls, expropriation, limits on removal of currency or other assets, and nationalization of assets.

Liquidity Risk. Core Bond Fund, Equity Income Fund, High Income Bond Fund, Inflation Protected Securities Fund, Short Term Bond Fund and Total Return Bond Fund will be exposed to liquidity risk to the extent they invest in high-yield bonds. Trading opportunities are more limited for debt securities that have received ratings below investment grade. These features may make it more difficult to sell or buy a security at a favorable price or time. Consequently, these funds may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on a fund's performance. Infrequent trading may also lead to greater price volatility.


Master Limited Partnership (MLP) Risk. Global Infrastructure Fund invests in MLPs, which combine the tax benefits of a limited partnership with the liquidity of publicly-traded securities. The risks of investing in an MLP are generally those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded investors in an MLP than investors in a corporation. Investments held by MLPs may be relatively illiquid, limiting the MLPs' ability to vary their portfolios promptly in response to changes in economic or other conditions. MLPs may have limited financial resources, their securities may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly-based companies. The fund's investment in MLPs also subjects the fund to the risks associated with the specific industry or industries in which the MLPs invest. Additionally, since MLPs generally conduct business in multiple states, the fund may be subject to income or franchise tax in each of the states in which the partnership does business. The additional cost of preparing and filing the tax returns and paying the related taxes may adversely impact the fund's return on its investment in MLPs.


The fund's investment in exchange-traded notes (ETNs) linked to the performance of MLPs exposes the fund to the risks associated with a direct investment in MLPs. In addition, ETNs are not principal protected and do not guarantee coupon payments. At maturity or upon sale or redemption, the fund may receive less than the principal amount invested in an ETN.

Mid-Cap Stock Risk. While stocks of mid-cap companies may be slightly less volatile than those of small-cap companies, they still involve substantial risk. Mid-cap companies may have limited product lines, markets or financial resources, and they may be dependent on a limited management group. Stocks of mid-cap companies may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.

Mortgage- and Asset-Backed Securities Risk. Mortgage-backed securities are secured by and payable from pools of mortgage loans. Similarly, asset-backed securities are supported by obligations such as automobile loans, home equity loans, corporate bonds, or commercial loans. These mortgages and other obligations generally can be prepaid at any time without penalty. As a result, mortgage- and asset-backed securities are subject to prepayment risk, which is the risk that falling interest rates could cause prepayments of the securities to occur more quickly than expected. This occurs because, as interest rates fall, more homeowners refinance the mortgages underlying mortgage-related securities or prepay the debt obligations underlying asset-backed securities. A fund holding these securities must reinvest the prepayments at a time when interest rates are falling, reducing the income of the fund. In addition, when interest rates fall, prices on mortgage- and asset-backed securities may not rise as much as for other types of comparable debt securities because investors may anticipate an increase in prepayments.

Mortgage- and asset-backed securities are also subject to extension risk, which is the risk that rising interest rates could cause mortgages or other obligations underlying the securities to be prepaid more slowly than expected, resulting in slower prepayments of the securities. This would, in effect, convert a short- or medium-duration mortgage- or asset-backed security

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The Underlying Funds CONTINUED



into a longer-duration security, increasing its sensitivity to interest rate changes and causing its price to decline.


Multi-Manager Risk. Because each sub-advisor of International Fund and International Select Fund makes investment decisions independently, it is possible that the security selection process of the sub-advisors may not complement one another. As a result, each fund's exposure to a given security, industry sector or market capitalization could be smaller or larger than would be the case if the fund was managed by a single sub-advisor. It is possible that one or more of the sub-advisors may, at any time, take positions that may be opposite of positions taken by other sub-advisors. In such cases, the funds will incur brokerage and other transaction costs, without accomplishing any net investment results. Sub-advisors also may be competing with one another for similar positions at the same time, which could have the result of increasing a security's cost. The multi-manager approach could increase each fund's portfolio turnover rates which may result in higher levels of realized capital gains or losses with respect to each fund's portfolio securities, higher brokerage commissions and other transaction costs. The sub-advisors selected may underperform the market generally or other sub-advisors that could have been selected for the funds.


Non-Diversification Risk. Real Estate Securities Fund is non-diversified. This means that it may invest a larger portion of its assets in a limited number of companies than a diversified fund. Because a relatively high percentage of the fund's assets may be invested in the securities of a limited number of issuers, and because those issuers generally will be in the real estate industry, the fund's portfolio securities may be more susceptible to any single economic or regulatory occurrence than the portfolio securities of a diversified fund.


Real Estate Investment Trust (REIT) Risk. Real Estate Securities Fund invests a majority of its assets in REITs and Global Infrastructure Fund may also invest in REITS as a principal strategy. Equity REITs will be affected by changes in the values of and incomes from the properties they own, while mortgage REITs may be affected by the credit quality of the mortgage loans they hold. REITs are subject to other risks as well, including the fact that REITs are dependent on specialized management skills which may affect their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders. REITs may have limited diversification and are subject to the risks associated with obtaining financing for real property.


A REIT can pass its income through to shareholders or unitholders without any tax at the entity level if it complies with various requirements under the Internal Revenue Code. There is the risk that a REIT held by a fund will fail to qualify for this tax-free pass-through treatment of its income.

By investing in REITS indirectly through a fund, in addition to bearing a proportionate share of the expenses of the fund, shareholders of the fund will also indirectly bear similar expenses of the REITs in which the fund invests.

Real Estate Sector Risk. The stocks of companies within specific industries or sectors of the economy can periodically perform differently than the overall stock market. This can be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions of a particular industry or sector. Real Estate Securities Fund invests primarily in equity securities of publicly traded companies in the real estate industry. The real estate industry has been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future. Real property values and incomes from real property may decline due to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhoods and in demographics, increases in market interest rates, or other factors. Factors such as these may adversely affect companies which own and operate real estate directly, companies which lend to them, and companies which service the real estate industry.

Securities Lending Risk. When a fund loans its portfolio securities, it will receive collateral equal to at least 100% of the value of the loaned securities. Nevertheless, the fund risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially.


Small-Cap Stock Risk. Stocks of small-cap companies involve substantial risk. These companies may lack the management expertise, financial resources, product diversification, and competitive strengths of larger companies. Prices of small-cap stocks may be subject to more abrupt or erratic movements than stock prices of larger, more established companies or the market averages in general. In addition, the frequency and volume of their trading may be less than is typical of larger companies, making them subject to wider price fluctuations. In some cases, there could be difficulties in selling the stocks of small-cap companies at the desired time and price. Stocks at the bottom end of the capitalization range in which Small-Mid Cap Core Fund, Small Cap Growth Opportunities Fund, Small Cap Select Fund, Small Cap Value Fund, Global Infrastructure Fund, International Fund, and International Select Fund may invest sometimes are referred to as "micro-cap" stocks. These stocks may be subject to extreme price volatility, as well as limited liquidity and limited research.



                                     55
                  PROSPECTUS - First American Asset Allocation Funds

Additional Information
The Underlying Funds CONTINUED


Tax Consequences of Inflation Adjustments. Periodic adjustments for inflation to the principal amount of an inflation protected security will give rise to original issue discount, which will be includable in gross income for Inflation Protected Securities Fund. Because the fund is required to distribute its taxable income to avoid corporate level tax, the fund may be required to make annual distributions to shareholders that exceed the cash it receives, which may require the fund to liquidate certain investments when it is not advantageous to do so.


                                     56
                  PROSPECTUS - First American Asset Allocation Funds

Additional Information
Financial Highlights


The tables that follow present performance information about the shares of each fund. This information is intended to help you understand each fund's financial performance for the period of the fund's operations. Some of this information reflects financial results for a single fund share held throughout the period. Total returns in the tables represent the rate that you would have earned or lost on an investment in the fund, assuming you reinvested all of your dividends and distributions. Effective December 10, 2008, Strategy Growth & Income Allocation Fund changed its name to Strategy Balanced Allocation Fund and Strategy Income Allocation Fund changed its name to Strategy Conservative Allocation Fund.


The Class R shares of the funds were designated Class S shares prior to July 1, 2004. Thus, financial highlights for each fund prior to that date consist of the historical financial highlights for the Class S shares, which had lower fees and expenses than the Class R shares.

This information has been derived from the financial statements audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the funds' financial statements, is included in the funds' annual report, which is available upon request.

STRATEGY AGGRESSIVE GROWTH ALLOCATION FUND



                                                                                       Fiscal period         Fiscal year
                                                                                           ended                ended
                                                     Fiscal year ended August 31,        August 31,         September 30,
CLASS A SHARES                                     2008(1)     2007(1)     2006(1)       2005(1,2)       2004(1)     2003(1)
----------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period               $ 13.50     $ 11.92     $ 10.92        $  9.58        $  8.49     $  7.01
                                                   -------     -------     -------        -------        -------     -------

Investment Operations:
 Net Investment Income                                0.43        0.17        0.17           0.15           0.08        0.05
 Realized and Unrealized Gains (Losses) on
  Investments                                        (1.13)       1.66        1.00           1.33           1.08        1.48
                                                   -------     -------     -------        -------        -------     -------
 Total From Investment Operations                    (0.70)       1.83        1.17           1.48           1.16        1.53
                                                   -------     -------     -------        -------        -------     -------

Less Distributions:
 Dividends (from net investment income)              (0.43)      (0.25)      (0.17)         (0.14)         (0.07)      (0.05)
                                                   -------     -------     -------        -------        -------     -------
 Total Distributions                                 (0.43)      (0.25)      (0.17)         (0.14)         (0.07)      (0.05)
                                                   -------     -------     -------        -------        -------     -------
Net Asset Value, End of Period                     $ 12.37     $ 13.50     $ 11.92        $ 10.92        $  9.58     $  8.49
                                                   =======     =======     =======        =======        =======     =======
Total Return(3)                                      (5.41)%     15.51%      10.77%         15.53%         13.72%      21.83%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                    $50,241     $57,337     $61,645        $54,452        $58,200     $59,895
Ratio of Expenses to Average Net Assets(4)            0.40%       0.40%       0.40%          0.40%          0.40%       0.40%
Ratio of Net Investment Income (Loss) to
 Average Net Assets                                   3.25%       1.34%       1.44%          1.55%          0.83%       0.60%
Ratio of Expenses to Average Net Assets
 (excluding waivers)(4)                               0.60%       0.61%       0.97%          0.94%          0.91%       0.92%
Ratio of Net Investment Income (Loss) to
 Average Net Assets (excluding waivers)               3.05%       1.13%       0.87%          1.01%          0.32%       0.08%
Portfolio Turnover Rate                                 45%         50%         18%            35%            12%         20%
----------------------------------------------------------------------------------------------------------------------------



(1)Per share data calculated using average shares outstanding method.

(2)For the eleven-month period October 1, 2004 to August 31, 2005. Effective in 2005, the fund's fiscal year end was changed from September 30 to August 31. All ratios for the period have been annualized, except total return and portfolio turnover.


(3)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.



(4)Expense ratios do not include expenses of the underlying funds.



                                     57
                  PROSPECTUS - First American Asset Allocation Funds

Additional Information
Financial Highlights CONTINUED


STRATEGY AGGRESSIVE GROWTH ALLOCATION FUND (CONTINUED)





                                                                                          Fiscal period         Fiscal year
                                                                                              ended                ended
                                                        Fiscal year ended August 31,        August 31,         September 30,
CLASS B SHARES                                        2008(1)     2007(1)     2006(1)       2005(1,2)       2004(1)     2003(1)
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                   $13.19      $11.71      $10.78         $ 9.49         $ 8.45      $ 7.00
                                                       ------      ------      ------         ------         ------      ------

Investment Operations:
 Net Investment Income (Loss)                            0.30        0.06        0.06           0.07          (0.01)      (0.01)
 Realized and Unrealized Gains (Losses) on
  Investments                                           (1.07)       1.64        1.00           1.33           1.10        1.47
                                                       ------      ------      ------         ------         ------      ------
 Total From Investment Operations                       (0.77)       1.70        1.06           1.40           1.09        1.46
                                                       ------      ------      ------         ------         ------      ------

Less Distributions:
 Dividends (from net investment income)                 (0.36)      (0.22)      (0.13)         (0.11)         (0.05)      (0.01)
                                                       ------      ------      ------         ------         ------      ------
 Total Distributions                                    (0.36)      (0.22)      (0.13)         (0.11)         (0.05)      (0.01)
                                                       ------      ------      ------         ------         ------      ------
Net Asset Value, End of Period                         $12.06      $13.19      $11.71         $10.78         $ 9.49      $ 8.45
                                                       ======      ======      ======         ======         ======      ======
Total Return(3)                                         (6.06)%     14.60%       9.89%         14.79%         12.89%      20.91%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                        $5,304      $4,806      $3,196         $1,979         $1,421      $  651
Ratio of Expenses to Average Net Assets(4)               1.15%       1.15%       1.15%          1.15%          1.15%       1.15%
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                              2.33%       0.51%       0.57%          0.69%         (0.09)%     (0.15)%
Ratio of Expenses to Average Net Assets
 (excluding waivers)(4)                                  1.35%       1.36%       1.72%          1.69%          1.66%       1.66%
Ratio of Net Investment Income (Loss) to Average
 Net Assets (excluding waivers)                          2.13%       0.30%       0.00%          0.15%         (0.60)%     (0.66)%
Portfolio Turnover Rate                                    45%         50%         18%            35%            12%         20%
-------------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES

-------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA
Net Asset Value, Beginning of Period                   $13.20      $11.72      $10.78         $ 9.49         $ 8.45      $ 7.01
                                                       ------      ------      ------         ------         ------      ------

Investment Operations:
 Net Investment Income (Loss)                            0.27        0.06        0.07           0.07             --       (0.01)
 Realized and Unrealized Gains (Losses) on
  Investments                                           (1.04)       1.63        1.00           1.33           1.09        1.46
                                                       ------      ------      ------         ------         ------      ------
 Total From Investment Operations                       (0.77)       1.69        1.07           1.40           1.09        1.45
                                                       ------      ------      ------         ------         ------      ------
Less Distributions:
 Dividends (from net investment income)                 (0.36)      (0.21)      (0.13)         (0.11)         (0.05)      (0.01)
                                                       ------      ------      ------         ------         ------      ------
 Total Distributions                                    (0.36)      (0.21)      (0.13)         (0.11)         (0.05)      (0.01)
                                                       ------      ------      ------         ------         ------      ------
Net Asset Value, End of Period                         $12.07      $13.20      $11.72         $10.78         $ 9.49      $ 8.45
                                                       ======      ======      ======         ======         ======      ======
Total Return(3)                                         (6.04)%     14.58%       9.99%         14.79%         12.88%      20.74%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                        $6,232      $3,828      $2,709         $1,499         $1,054      $  798
Ratio of Expenses to Average Net Assets(4)               1.15%       1.15%       1.15%          1.15%          1.15%       1.15%
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                              2.08%       0.51%       0.62%          0.73%          0.01%      (0.15)%
Ratio of Expenses to Average Net Assets
 (excluding waivers)(4)                                  1.35%       1.36%       1.72%          1.69%          1.66%       1.66%
Ratio of Net Investment Income (Loss) to Average
 Net Assets (excluding waivers)                          1.88%       0.30%       0.05%          0.19%         (0.50)%     (0.66)%
Portfolio Turnover Rate                                    45%         50%         18%            35%            12%         20%
-------------------------------------------------------------------------------------------------------------------------------



(1)Per share data calculated using average shares outstanding method.

(2)For the eleven-month period October 1, 2004 to August 31, 2005. Effective in 2005, the fund's fiscal year end was changed from September 30 to August 31. All ratios for the period have been annualized, except total return and portfolio turnover.


(3)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.



(4)Expense ratios do not include expenses of the underlying funds.



                                     58
                  PROSPECTUS - First American Asset Allocation Funds

Additional Information
Financial Highlights CONTINUED


STRATEGY AGGRESSIVE GROWTH ALLOCATION FUND (CONTINUED)





                                                                                      Fiscal period         Fiscal year
                                                                                          ended                ended
                                                    Fiscal year ended August 31,        August 31,         September 30,
CLASS R SHARES(1)                                 2008(2)     2007(2)     2006(2)       2005(2,3)       2004(2)     2003(2)
---------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period              $ 13.42     $ 11.87     $ 10.89        $  9.56        $  8.47     $  7.00
                                                  -------     -------     -------        -------        -------     -------

Investment Operations:
 Net Investment Income                               0.34        0.10        0.03           0.07           0.11        0.05
 Realized and Unrealized Gains (Losses) on
  Investments                                       (1.07)       1.69        1.11           1.39           1.05        1.47
                                                  -------     -------     -------        -------        -------     -------
 Total From Investment Operations                   (0.73)       1.79        1.14           1.46           1.16        1.52
                                                  -------     -------     -------        -------        -------     -------

Less Distributions:
 Dividends (from net investment income)             (0.40)      (0.24)      (0.16)         (0.13)         (0.07)      (0.05)
                                                  -------     -------     -------        -------        -------     -------
 Total Distributions                                (0.40)      (0.24)      (0.16)         (0.13)         (0.07)      (0.05)
                                                  -------     -------     -------        -------        -------     -------
Net Asset Value, End of Period                    $ 12.29     $ 13.42     $ 11.87        $ 10.89        $  9.56     $  8.47
                                                  =======     =======     =======        =======        =======     =======
Total Return(4)                                     (5.60)%     15.21%      10.54%         15.33%         13.70%      21.73%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                   $ 1,269     $   725     $   258        $     5        $     1     $   990
Ratio of Expenses to Average Net Assets(5)           0.65%       0.65%       0.65%          0.65%          0.40%       0.40%
Ratio of Net Investment Income to Average Net
 Assets                                              2.62%       0.79%       0.27%          0.67%          1.13%       0.61%
Ratio of Expenses to Average Net Assets
 (excluding waivers)(5)                              0.85%       0.86%       1.37%          1.34%          0.91%       0.92%
Ratio of Net Investment Income (Loss) to
 Average Net Assets (excluding waivers)              2.42%       0.58%      (0.45)%        (0.02)%         0.62%       0.09%
Portfolio Turnover Rate                                45%         50%         18%            35%            12%         20%
---------------------------------------------------------------------------------------------------------------------------

CLASS Y SHARES

---------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA
Net Asset Value, Beginning of Period              $ 13.51     $ 11.92     $ 10.92        $  9.57        $  8.48     $  7.01
                                                  -------     -------     -------        -------        -------     -------

Investment Operations:
 Net Investment Income                               0.45        0.20        0.19           0.17           0.10        0.06
 Realized and Unrealized Gains (Losses) on
  Investments                                       (1.12)       1.65        1.00           1.34           1.09        1.47
                                                  -------     -------     -------        -------        -------     -------
 Total From Investment Operations                   (0.67)       1.85        1.19           1.51           1.19        1.53
                                                  -------     -------     -------        -------        -------     -------

Less Distributions:
 Dividends (from net investment income)             (0.46)      (0.26)      (0.19)         (0.16)         (0.10)      (0.06)
                                                  -------     -------     -------        -------        -------     -------
 Total Distributions                                (0.46)      (0.26)      (0.19)         (0.16)         (0.10)      (0.06)
                                                  -------     -------     -------        -------        -------     -------
Net Asset Value, End of Period                    $ 12.38     $ 13.51     $ 11.92        $ 10.92        $  9.57     $  8.48
                                                  =======     =======     =======        =======        =======     =======
Total Return(4)                                     (5.17)%     15.74%      11.05%         15.87%         14.02%      21.99%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                   $74,345     $68,935     $58,515        $41,762        $27,790     $29,581
Ratio of Expenses to Average Net Assets(5)           0.15%       0.15%       0.15%          0.15%          0.15%       0.15%
Ratio of Net Investment Income to Average Net
 Assets                                              3.40%       1.51%       1.67%          1.74%          1.08%       0.86%
Ratio of Expenses to Average Net Assets
 (excluding waivers)(5)                              0.35%       0.36%       0.72%          0.69%          0.66%       0.67%
Ratio of Net Investment Income to Average Net
 Assets (excluding waivers)                          3.20%       1.30%       1.10%          1.20%          0.57%       0.34%
Portfolio Turnover Rate                                45%         50%         18%            35%            12%         20%
---------------------------------------------------------------------------------------------------------------------------



(1)Prior to July 1, 2004, Class R shares were named Class S shares, which had lower fees and expenses.

(2)Per share data calculated using average shares outstanding method.

(3)For the eleven-month period October 1, 2004 to August 31, 2005. Effective in 2005, the fund's fiscal year end was changed from September 30 to August 31. All ratios for the period have been annualized, except total return and portfolio turnover.


(4)Total return would have been lower had certain expenses not been waived.



(5)Expense ratios do not include expenses of the underlying funds.



                                     59
                  PROSPECTUS - First American Asset Allocation Funds

Additional Information
Financial Highlights CONTINUED


STRATEGY GROWTH ALLOCATION FUND



                                                                                       Fiscal period         Fiscal year
                                                                                           ended                ended
                                                     Fiscal year ended August 31,        August 31,         September 30,
CLASS A SHARES                                     2008(1)     2007(1)     2006(1)       2005(1,2)       2004(1)     2003(1)
----------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period               $ 12.87     $ 11.57     $ 10.79        $  9.64        $  8.72     $  7.42
                                                   -------     -------     -------        -------        -------     -------

Investment Operations:
 Net Investment Income                                0.45        0.22        0.21           0.16           0.13        0.11
 Realized and Unrealized Gains (Losses) on
  Investments                                        (0.97)       1.32        0.78           1.14           0.92        1.30
                                                   -------     -------     -------        -------        -------     -------
 Total From Investment Operations                    (0.52)       1.54        0.99           1.30           1.05        1.41
                                                   -------     -------     -------        -------        -------     -------

Less Distributions:
 Dividends (from net investment income)              (0.45)      (0.24)      (0.21)         (0.15)         (0.13)      (0.11)
 Distributions (from net realized gains)             (0.18)         --          --             --             --          --
                                                   -------     -------     -------        -------        -------     -------
 Total Distributions                                 (0.63)      (0.24)      (0.21)         (0.15)         (0.13)      (0.11)
                                                   -------     -------     -------        -------        -------     -------
Net Asset Value, End of Period                     $ 11.72     $ 12.87     $ 11.57        $ 10.79        $  9.64     $  8.72
                                                   =======     =======     =======        =======        =======     =======
Total Return(3)                                      (4.36)%     13.45%       9.25%         13.56%         12.03%      19.06%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                    $65,193     $67,433     $67,477        $67,968        $71,246     $74,969
Ratio of Expenses to Average Net Assets(4)            0.40%       0.40%       0.40%          0.40%          0.40%       0.40%
Ratio of Net Investment Income (Loss) to
 Average Net Assets                                   3.58%       1.76%       1.90%          1.72%          1.33%       1.30%
Ratio of Expenses to Average Net Assets
 (excluding waivers)(4)                               0.56%       0.58%       0.94%          0.92%          0.89%       0.90%
Ratio of Net Investment Income (Loss) to
 Average Net Assets (excluding waivers)               3.42%       1.58%       1.36%          1.20%          0.84%       0.80%
Portfolio Turnover Rate                                 42%         58%         19%            34%            12%         23%
----------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES
----------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA
Net Asset Value, Beginning of Period               $ 12.68     $ 11.46     $ 10.69        $  9.57        $  8.69     $  7.40
                                                   -------     -------     -------        -------        -------     -------

Investment Operations:
 Net Investment Income                                0.34        0.12        0.11           0.08           0.04        0.05
 Realized and Unrealized Gains (Losses) on
  Investments                                        (0.94)       1.30        0.79           1.14           0.93        1.29
                                                   -------     -------     -------        -------        -------     -------
 Total From Investment Operations                    (0.60)       1.42        0.90           1.22           0.97        1.34
                                                   -------     -------     -------        -------        -------     -------

Less Distributions:
 Dividends (from net investment income)              (0.37)      (0.20)      (0.13)         (0.10)         (0.09)      (0.05)
 Distributions (from net realized gains)             (0.18)         --          --             --             --          --
                                                   -------     -------     -------        -------        -------     -------
 Total Distributions                                 (0.55)      (0.20)      (0.13)         (0.10)         (0.09)      (0.05)
                                                   -------     -------     -------        -------        -------     -------
Net Asset Value, End of Period                     $ 11.53     $ 12.68     $ 11.46        $ 10.69        $  9.57     $  8.69
                                                   =======     =======     =======        =======        =======     =======
Total Return(3)                                      (5.05)%     12.47%       8.50%         12.78%         11.17%      18.18%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                    $10,239     $ 9,765     $ 7,103        $ 4,225        $ 2,692     $   767
Ratio of Expenses to Average Net Assets(4)            1.15%       1.15%       1.15%          1.15%          1.15%       1.15%
Ratio of Net Investment Income to Average Net
 Assets                                               2.77%       0.95%       1.02%          0.88%          0.41%       0.49%
Ratio of Expenses to Average Net Assets
 (excluding waivers)(4)                               1.31%       1.33%       1.69%          1.67%          1.64%       1.64%
Ratio of Net Investment Income (Loss) to
 Average Net Assets  (excluding waivers)              2.61%       0.77%       0.48%          0.36%         (0.08)%      0.00%
Portfolio Turnover Rate                                 42%         58%         19%            34%            12%         23%
----------------------------------------------------------------------------------------------------------------------------



(1)Per share data calculated using average shares outstanding method.

(2)For the eleven-month period October 1, 2004 to August 31, 2005. Effective in 2005, the fund's fiscal year end was changed from September 30 to August 31. All ratios for the period have been annualized, except total return and portfolio turnover.


(3)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.



(4)Expense ratios do not include expenses of the underlying funds.



                                     60
                  PROSPECTUS - First American Asset Allocation Funds

Additional Information
Financial Highlights CONTINUED


STRATEGY GROWTH ALLOCATION FUND   (CONTINUED)





                                                                                         Fiscal period         Fiscal year
                                                                                             ended                ended
                                                       Fiscal year ended August 31,        August 31,         September 30,
CLASS C SHARES                                       2008(1)     2007(1)     2006(1)       2005(1,2)       2004(1)     2003(1)
------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                  $12.73      $11.49      $10.73         $ 9.59         $ 8.71      $ 7.41
                                                      ------      ------      ------         ------         ------      ------

Investment Operations:
 Net Investment Income                                  0.32        0.12        0.12           0.09           0.05        0.05
 Realized and Unrealized Gains (Losses) on
  Investments                                          (0.93)       1.32        0.77           1.15           0.92        1.30
                                                      ------      ------      ------         ------         ------      ------
 Total From Investment Operations                      (0.61)       1.44        0.89           1.24           0.97        1.35
                                                      ------      ------      ------         ------         ------      ------

Less Distributions:
 Dividends (from net investment income)                (0.37)      (0.20)      (0.13)         (0.10)         (0.09)      (0.05)
 Distributions (from net realized gains)               (0.18)         --          --             --             --          --
                                                      ------      ------      ------         ------         ------      ------
 Total Distributions                                   (0.55)      (0.20)      (0.13)         (0.10)         (0.09)      (0.05)
                                                      ------      ------      ------         ------         ------      ------
Net Asset Value, End of Period                        $11.57      $12.73      $11.49         $10.73         $ 9.59      $ 8.71
                                                      ======      ======      ======         ======         ======      ======
Total Return(3)                                        (5.08)%     12.61%       8.35%         12.94%         11.12%      18.24%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                       $8,771      $6,304      $5,049         $3,976         $3,130      $3,206
Ratio of Expenses to Average Net Assets(4)              1.15%       1.15%       1.15%          1.15%          1.15%       1.15%
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                             2.60%       0.94%       1.10%          0.91%          0.56%       0.55%
Ratio of Expenses to Average Net Assets
 (excluding waivers)(4)                                 1.31%       1.33%       1.69%          1.67%          1.64%       1.65%
Ratio of Net Investment Income (Loss) to Average
 Net Assets (excluding waivers)                         2.44%       0.76%       0.56%          0.39%          0.07%       0.05%
Portfolio Turnover Rate                                   42%         58%         19%            34%            12%         23%
------------------------------------------------------------------------------------------------------------------------------

CLASS R SHARES(5)

------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA
Net Asset Value, Beginning of Period                  $12.80      $11.53      $10.76         $ 9.61         $ 8.69      $ 7.41
                                                      ------      ------      ------         ------         ------      ------

Investment Operations:
 Net Investment Income                                  0.37        0.15        0.18           0.13           0.14        0.11
 Realized and Unrealized Gains (Losses) on
  Investments                                          (0.92)       1.35        0.77           1.15           0.90        1.28
                                                      ------      ------      ------         ------         ------      ------
 Total From Investment Operations                      (0.55)       1.50        0.95           1.28           1.04        1.39
                                                      ------      ------      ------         ------         ------      ------

Less Distributions:
 Dividends (from net investment income)                (0.42)      (0.23)      (0.18)         (0.13)         (0.12)      (0.11)
 Distributions (from net realized gains)               (0.18)         --          --             --             --          --
                                                      ------      ------      ------         ------         ------      ------
 Total Distributions                                   (0.60)      (0.23)      (0.18)         (0.13)         (0.12)      (0.11)
                                                      ------      ------      ------         ------         ------      ------
Net Asset Value, End of Period                        $11.65      $12.80      $11.53         $10.76         $ 9.61      $ 8.69
                                                      ======      ======      ======         ======         ======      ======
Total Return(3)                                        (4.58)%     13.15%       8.94%         13.41%         12.03%      18.83%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                       $1,403      $  716      $  197         $   93         $   57      $2,525
Ratio of Expenses to Average Net Assets(4)              0.65%       0.65%       0.65%          0.65%          0.40%       0.40%
Ratio of Net Investment Income to Average Net
 Assets                                                 3.04%       1.21%       1.64%          1.42%          1.42%       1.33%
Ratio of Expenses to Average Net Assets
 (excluding waivers)(4)                                 0.81%       0.83%       1.34%          1.32%          0.89%       0.90%
Ratio of Net Investment Income to Average Net
 Assets (excluding waivers)                             2.88%       1.03%       0.95%          0.75%          0.93%       0.83%
Portfolio Turnover Rate                                   42%         58%         19%            34%            12%         23%
------------------------------------------------------------------------------------------------------------------------------



(1)Per share data calculated using average shares outstanding method.

(2)For the eleven-month period October 1, 2004 to August 31, 2005. Effective in 2005, the fund's fiscal year end was changed from September 30 to August 31. All ratios for the period have been annualized, except total return and portfolio turnover.


(3)Total return would have been lower had certain expenses not been waived.



(4)Expense ratios do not include expenses of the underlying funds.



(5)Prior to July 1, 2004, Class R shares were named Class S shares, which had lower fees and expenses.



                                     61
                  PROSPECTUS - First American Asset Allocation Funds

Additional Information
Financial Highlights CONTINUED


STRATEGY GROWTH ALLOCATION FUND   (CONTINUED)





                                                                                      Fiscal period         Fiscal year
                                                                                          ended                ended
                                                    Fiscal year ended August 31,        August 31,         September 30,
CLASS Y SHARES                                    2008(1)     2007(1)     2006(1)       2005(1,2)       2004(1)     2003(1)
---------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period              $ 12.88     $ 11.58     $ 10.79        $  9.64        $  8.71     $  7.41
                                                  -------     -------     -------        -------        -------     -------

Investment Operations:
 Net Investment Income                               0.48        0.25        0.24           0.18           0.15        0.12
 Realized and Unrealized Gains (Losses) on
  Investments                                       (0.96)       1.30        0.79           1.14           0.92        1.30
                                                  -------     -------     -------        -------        -------     -------
 Total From Investment Operations                   (0.48)       1.55        1.03           1.32           1.07        1.42
                                                  -------     -------     -------        -------        -------     -------

Less Distributions:
 Dividends (from net investment income)             (0.48)      (0.25)      (0.24)         (0.17)         (0.14)      (0.12)
 Distributions (from net realized gains)            (0.18)         --          --             --             --          --
                                                  -------     -------     -------        -------        -------     -------
 Total Distributions                                (0.66)      (0.25)      (0.24)         (0.17)         (0.14)      (0.12)
                                                  -------     -------     -------        -------        -------     -------
Net Asset Value, End of Period                    $ 11.74     $ 12.88     $ 11.58        $ 10.79        $  9.64     $  8.71
                                                  =======     =======     =======        =======        =======     =======
Total Return(3)                                     (4.03)%     13.58%       9.62%         13.78%         12.34%      19.38%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                   $84,410     $88,341     $80,118        $60,576        $44,575     $41,089
Ratio of Expenses to Average Net Assets(4)           0.15%       0.15%       0.15%          0.15%          0.15%       0.15%
Ratio of Net Investment Income to Average Net
 Assets                                              3.80%       1.99%       2.11%          1.94%          1.57%       1.56%
Ratio of Expenses to Average Net Assets
 (excluding waivers)(4)                              0.31%       0.33%       0.69%          0.67%          0.64%       0.65%
Ratio of Net Investment Income to Average Net
 Assets (excluding waivers)                          3.64%       1.81%       1.57%          1.42%          1.08%       1.06%
Portfolio Turnover Rate                                42%         58%         19%            34%            12%         23%
---------------------------------------------------------------------------------------------------------------------------



(1)Per share data calculated using average shares outstanding method.

(2)For the eleven-month period October 1, 2004 to August 31, 2005. Effective in 2005, the fund's fiscal year end was changed from September 30 to August 31. All ratios for the period have been annualized, except total return and portfolio turnover.


(3)Total return would have been lower had certain expenses not been waived.



(4)Expense ratios do not include expenses of the underlying funds.



                                     62
                  PROSPECTUS - First American Asset Allocation Funds

Additional Information
Financial Highlights CONTINUED



STRATEGY BALANCED ALLOCATION FUND




                                                                                       Fiscal period          Fiscal year
                                                                                           ended                 ended
                                                   Fiscal year ended August 31,          August 31,          September 30,
CLASS A SHARES                                   2008(1)      2007(1)      2006(1)       2005(1,2)        2004(1)      2003(1)
------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period            $  11.99     $  10.96     $  10.37        $   9.44       $   8.73     $   7.67
                                                --------     --------     --------        --------       --------     --------

Investment Operations:
 Net Investment Income                              0.43         0.26         0.26            0.19           0.17         0.16
 Realized and Unrealized Gains (Losses) on
 Investments                                       (0.79)        1.00         0.58            0.91           0.71         1.06
                                                --------     --------     --------        --------       --------     --------
 Total From Investment Operations                  (0.36)        1.26         0.84            1.10           0.88         1.22
                                                --------     --------     --------        --------       --------     --------

Less Distributions:
 Dividends (from net investment income)            (0.48)       (0.23)       (0.25)          (0.17)         (0.17)       (0.16)
 Distributions (from net realized gains)           (0.67)          --           --              --             --           --
                                                --------     --------     --------        --------       --------     --------
 Total Distributions                               (1.15)       (0.23)       (0.25)          (0.17)         (0.17)       (0.16)
                                                --------     --------     --------        --------       --------     --------
Net Asset Value, End of Period                  $  10.48     $  11.99     $  10.96        $  10.37       $   9.44     $   8.73
                                                ========     ========     ========        ========       ========     ========
Total Return(3)                                    (3.58)%      11.66%        8.21%          11.68%         10.09%       16.12%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                 $119,109     $124,565     $125,595        $137,084       $135,413     $153,238
Ratio of Expenses to Average Net Assets(4)          0.40%        0.40%        0.40%           0.40%          0.40%        0.40%
Ratio of Net Investment Income (Loss) to
 Average Net Assets                                 3.83%        2.26%        2.43%           2.07%          1.80%        2.01%
Ratio of Expenses to Average Net Assets
 (excluding waivers)(4)                             0.47%        0.49%        0.90%           0.90%          0.89%        0.89%
Ratio of Net Investment Income (Loss) to
 Average Net Assets (excluding waivers)             3.76%        2.17%        1.93%           1.57%          1.31%        1.52%
Portfolio Turnover Rate                               34%          64%          17%             29%            12%          19%
------------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES

------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA
Net Asset Value, Beginning of Period            $  11.87     $  10.89     $  10.31        $   9.40       $   8.70     $   7.65
                                                --------     --------     --------        --------       --------     --------

Investment Operations:
 Net Investment Income                              0.34         0.17         0.17            0.12           0.09         0.11
 Realized and Unrealized Gains (Losses) on
 Investments                                       (0.78)        0.99         0.59            0.90           0.71         1.05
                                                --------     --------     --------        --------       --------     --------
 Total From Investment Operations                  (0.44)        1.16         0.76            1.02           0.80         1.16
                                                --------     --------     --------        --------       --------     --------

Less Distributions:
 Dividends (from net investment income)            (0.40)       (0.18)       (0.18)          (0.11)         (0.10)       (0.11)
 Distributions (from net realized gains)           (0.67)          --           --              --             --           --
                                                --------     --------     --------        --------       --------     --------
 Total distributions                               (1.07)       (0.18)       (0.18)          (0.11)         (0.10)       (0.11)
                                                --------     --------     --------        --------       --------     --------
Net Asset Value, End of Period                  $  10.36     $  11.87     $  10.89        $  10.31       $   9.40     $   8.70
                                                ========     ========     ========        ========       ========     ========
Total Return(3)                                    (4.33)%      10.80%        7.42%          10.93%          9.23%       15.25%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                 $  9,299     $  9,017     $  6,819        $  4,206       $  2,739     $  1,114
Ratio of Expenses to Average Net Assets(4)          1.15%        1.15%        1.15%           1.15%          1.15%        1.15%
Ratio of Net Investment Income to Average
 Net Assets                                         3.06%        1.44%        1.57%           1.26%          1.00%        1.20%
Ratio of Expenses to Average Net Assets
 (excluding waivers)(4)                             1.22%        1.24%        1.65%           1.65%          1.64%        1.63%
Ratio of Net Investment Income to Average
 Net Assets (excluding waivers)                     2.99%        1.35%        1.07%           0.76%          0.51%        0.72%
Portfolio Turnover Rate                               34%          64%          17%             29%            12%          19%
------------------------------------------------------------------------------------------------------------------------------



(1)Per share data calculated using average shares outstanding method.

(2)For the eleven-month period October 1, 2004 to August 31, 2005. Effective in 2005, the fund's fiscal year end was changed from September 30 to August 31. All ratios for the period have been annualized, except total return and portfolio turnover.


(3)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.



(4)Expense ratios do not include expenses of the underlying funds.



                                     63
                  PROSPECTUS - First American Asset Allocation Funds

Additional Information
Financial Highlights CONTINUED



STRATEGY BALANCED ALLOCATION FUND  (CONTINUED)






                                                                                          Fiscal period         Fiscal year
                                                                                              ended                ended
                                                      Fiscal year ended August 31,          August 31,         September 30,
CLASS C SHARES                                      2008(1)     2007(1)     2006(1)         2005(1,2)       2004(1)     2003(1)
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                $ 11.88      $10.90      $10.32           $ 9.41         $ 8.70      $ 7.64
                                                    -------      ------      ------           ------         ------      ------

Investment Operations:
 Net Investment Income                                 0.33        0.17        0.17             0.12           0.09        0.11
 Realized and Unrealized Gains (Losses) on
  Investments                                         (0.76)       1.00        0.59             0.90           0.72        1.06
                                                    -------      ------      ------           ------         ------      ------
 Total From Investment Operations                     (0.43)       1.17        0.76             1.02           0.81        1.17
                                                    -------      ------      ------           ------         ------      ------

Less Distributions:
 Dividends (from net investment income)               (0.40)      (0.19)      (0.18)           (0.11)         (0.10)      (0.11)
 Distributions (from net realized gains)              (0.67)         --          --               --             --          --
                                                    -------      ------      ------           ------         ------      ------
 Total Distributions                                  (1.07)      (0.19)      (0.18)           (0.11)         (0.10)      (0.11)
                                                    -------      ------      ------           ------         ------      ------
Net Asset Value, End of Period                      $ 10.38      $11.88      $10.90           $10.32         $ 9.41      $ 8.70
                                                    =======      ======      ======           ======         ======      ======
Total Return(3)                                       (4.22)%     10.80%       7.39%           10.89%          9.28%      15.35%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                     $10,090      $6,910      $5,454           $3,576         $3,342      $3,306
Ratio of Expenses to Average Net Assets(4)             1.15%       1.15%       1.15%            1.15%          1.15%       1.15%
Ratio of Net Investment Income to Average Net
 Assets                                                2.98%       1.46%       1.56%            1.30%          1.01%       1.24%
Ratio of Expenses to Average Net Assets
 (excluding waivers)(4)                                1.22%       1.24%       1.65%            1.65%          1.64%       1.63%
Ratio of Net Investment Income to Average Net
 Assets (excluding waivers)                            2.91%       1.37%       1.06%            0.80%          0.52%       0.76%
Portfolio Turnover Rate                                  34%         64%         17%              29%            12%         19%
-------------------------------------------------------------------------------------------------------------------------------

CLASS R SHARES(5)

-------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA
Net Asset Value, Beginning of Period                $ 11.91      $10.91      $10.33           $ 9.41         $ 8.70      $ 7.64
                                                    -------      ------      ------           ------         ------      ------

Investment Operations:
 Net Investment Income                                 0.39        0.20        0.19             0.12           0.18        0.17
 Realized and Unrealized Gains (Losses) on
  Investments                                         (0.77)       1.02        0.63             0.96           0.68        1.06
                                                    -------      ------      ------           ------         ------      ------
 Total From Investment Operations                     (0.38)       1.22        0.82             1.08           0.86        1.23
                                                    -------      ------      ------           ------         ------      ------

Less Distributions:
 Dividends (from net investment income)               (0.46)      (0.22)      (0.24)           (0.16)         (0.15)      (0.17)
 Distributions (from net realized gains)              (0.67)         --          --               --             --          --
                                                    -------      ------      ------           ------         ------      ------
 Total Distributions                                  (1.13)      (0.22)      (0.24)           (0.16)         (0.15)      (0.17)
                                                    -------      ------      ------           ------         ------      ------
Net Asset Value, End of Period                      $ 10.40      $11.91      $10.91           $10.33         $ 9.41      $ 8.70
                                                    =======      ======      ======           ======         ======      ======
Total Return(3)                                       (3.81)%     11.27%       8.00%           11.52%          9.93%      16.20%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                     $ 1,193      $  801      $  148           $   22         $    1      $4,760
Ratio of Expenses to Average Net Assets(4)             0.65%       0.65%       0.65%            0.65%          0.40%       0.40%
Ratio of Net Investment Income to Average Net
 Assets                                                3.47%       1.69%       1.76%            1.31%          1.91%       1.92%
Ratio of Expenses to Average Net Assets
 (excluding waivers)(4)                                0.72%       0.74%       1.30%            1.30%          0.89%       0.88%
Ratio of Net Investment Income to Average Net
 Assets (excluding waivers)                            3.40%       1.60%       1.11%            0.66%          1.42%       1.44%
Portfolio Turnover Rate                                  34%         64%         17%              29%            12%         19%
-------------------------------------------------------------------------------------------------------------------------------



(1)Per share data calculated using average shares outstanding method.

(2)For the eleven-month period October 1, 2004 to August 31, 2005. Effective in 2005, the fund's fiscal year end was changed from September 30 to August 31. All ratios for the period have been annualized, except total return and portfolio turnover.


(3)Total return would have been lower had certain expenses not been waived.


(4)Expense ratios do not include expenses of the underlying funds.


(5)Prior to July 1, 2004, Class R shares were named Class S shares, which had lower fees and expenses.



                                     64
                  PROSPECTUS - First American Asset Allocation Funds

Additional Information
Financial Highlights CONTINUED



STRATEGY BALANCED ALLOCATION FUND  (CONTINUED)






                                                                                        Fiscal period         Fiscal year
                                                                                            ended                ended
                                                    Fiscal year ended August 31,          August 31,         September 30,
CLASS Y SHARES                                    2008(1)      2007(1)      2006(1)       2005(1,2)       2004(1)     2003(1)
-----------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period             $  11.96     $  10.94     $  10.36        $   9.42       $  8.71     $  7.65
                                                 --------     --------     --------        --------       -------     -------

Investment Operations:
 Net Investment Income                               0.46         0.28         0.28            0.21          0.19        0.18
 Realized and Unrealized Gains (Losses) on
  Investments                                       (0.78)        1.00         0.58            0.91          0.71        1.06
                                                 --------     --------     --------        --------       -------     -------
 Total From Investment Operations                   (0.32)        1.28         0.86            1.12          0.90        1.24
                                                 --------     --------     --------        --------       -------     -------

Less Distributions:
 Dividends (from net investment income)             (0.51)       (0.26)       (0.28)          (0.18)        (0.19)      (0.18)
 Distributions (from net realized gains)            (0.67)          --           --              --            --          --
                                                 --------     --------     --------        --------       -------     -------
 Total Distributions                                (1.18)       (0.26)       (0.28)          (0.18)        (0.19)      (0.18)
                                                 --------     --------     --------        --------       -------     -------
Net Asset Value, End of Period                   $  10.46     $  11.96     $  10.94        $  10.36       $  9.42     $  8.71
                                                 ========     ========     ========        ========       =======     =======
Total Return(3)                                     (3.26)%      11.87%        8.40%          12.02%        10.39%      16.44%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                  $154,485     $166,619     $138,208        $104,248       $95,664     $90,294
Ratio of Expenses to Average Net Assets(4)           0.15%        0.15%        0.15%           0.15%         0.15%       0.15%
Ratio of Net Investment Income to Average
 Net Assets                                          4.07%        2.44%        2.58%           2.33%         2.05%       2.24%
Ratio of Expenses to Average Net Assets
 (excluding waivers)(4)                              0.22%        0.24%        0.65%           0.65%         0.64%       0.63%
Ratio of Net Investment Income to Average
 Net Assets (excluding waivers)                      4.00%        2.35%        2.08%           1.83%         1.56%       1.76%
Portfolio Turnover Rate                                34%          64%          17%             29%           12%         19%
-----------------------------------------------------------------------------------------------------------------------------



(1)Per share data calculated using average shares outstanding method.

(2)For the eleven-month period October 1, 2004 to August 31, 2005. Effective in 2005, the fund's fiscal year end was changed from September 30 to August 31. All ratios for the period have been annualized, except total return and portfolio turnover.


(3)Total return would have been lower had certain expenses not been waived.



(4)Expense ratios do not include expenses of the underlying funds.



                                     65
                  PROSPECTUS - First American Asset Allocation Funds

Additional Information
Financial Highlights CONTINUED



STRATEGY CONSERVATIVE ALLOCATION FUND




                                                                                       Fiscal period         Fiscal year
                                                                                           ended                ended
                                                     Fiscal year ended August 31,        August 31,         September 30,
CLASS A SHARES                                     2008(1)     2007(1)     2006(1)       2005(1,2)       2004(1)     2003(1)
----------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period               $ 11.73     $ 11.40     $ 11.25        $ 10.67        $ 10.29     $  9.47
                                                   -------     -------     -------        -------        -------     -------

Investment Operations:
 Net Investment Income                                0.48        0.37        0.40           0.28           0.31        0.33
 Realized and Unrealized Gains (Losses) on
  Investments                                        (0.60)       0.51        0.14           0.53           0.38        0.82
                                                   -------     -------     -------        -------        -------     -------
 Total From Investment Operations                    (0.12)       0.88        0.54           0.81           0.69        1.15
                                                   -------     -------     -------        -------        -------     -------

Less Distributions:
 Dividends (from net investment income)              (0.57)      (0.34)      (0.39)         (0.23)         (0.31)      (0.33)
 Distributions (from net realized gains)             (0.36)      (0.21)         --             --             --          --
                                                   -------     -------     -------        -------        -------     -------
 Total Distributions                                 (0.93)      (0.55)      (0.39)         (0.23)         (0.31)      (0.33)
                                                   -------     -------     -------        -------        -------     -------
Net Asset Value, End of Period                     $ 10.68     $ 11.73     $ 11.40        $ 11.25        $ 10.67     $ 10.29
                                                   =======     =======     =======        =======        =======     =======
Total Return(3)                                      (1.27)%      7.89%       4.97%          7.65%          6.75%      12.31%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                    $30,926     $30,580     $30,250        $31,158        $28,997     $32,254
Ratio of Expenses to Average Net Assets(4)            0.40%       0.40%       0.40%          0.40%          0.40%       0.40%
Ratio of Net Investment Income (Loss) to
 Average Net Assets                                   4.22%       3.20%       3.56%          2.81%          2.92%       3.31%
Ratio of Expenses to Average Net Assets
 (excluding waivers)(4)                               0.73%       0.77%       1.00%          0.95%          0.91%       0.94%
Ratio of Net Investment Income (Loss) to
 Average Net Assets (excluding waivers)               3.89%       2.83%       2.96%          2.26%          2.41%       2.77%
Portfolio Turnover Rate                                 20%         71%         23%            33%            17%         20%
----------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES

----------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA
Net Asset Value, Beginning of Period               $ 11.66     $ 11.34     $ 11.20        $ 10.63        $ 10.26     $  9.45
                                                   -------     -------     -------        -------        -------     -------

Investment Operations:
 Net Investment Income                                0.40        0.28        0.31           0.21           0.24        0.26
 Realized and Unrealized Gains (Losses) on
 Investments                                         (0.61)       0.51        0.14           0.53           0.37        0.81
                                                   -------     -------     -------        -------        -------     -------
 Total From Investment Operations                    (0.21)       0.79        0.45           0.74           0.61        1.07
                                                   -------     -------     -------        -------        -------     -------

Less Distributions:
 Dividends (from net investment income)              (0.48)      (0.26)      (0.31)         (0.17)         (0.24)      (0.26)
 Distributions (from net realized gains)             (0.36)      (0.21)         --             --             --          --
                                                   -------     -------     -------        -------        -------     -------
 Total Distributions                                 (0.84)      (0.47)      (0.31)         (0.17)         (0.24)      (0.26)
                                                   -------     -------     -------        -------        -------     -------
Net Asset Value, End of Period                     $ 10.61     $ 11.66     $ 11.34        $ 11.20        $ 10.63     $ 10.26
                                                   =======     =======     =======        =======        =======     =======
Total Return(3)                                      (2.01)%      7.07%       4.14%          6.99%          5.94%      11.46%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                    $ 4,301     $ 4,131     $ 3,624        $ 2,910        $ 2,545     $   857
Ratio of Expenses to Average Net Assets(4)            1.15%       1.15%       1.15%          1.15%          1.15%       1.15%
Ratio of Net Investment Income to Average Net
 Assets                                               3.49%       2.44%       2.80%          2.04%          2.23%       2.50%
Ratio of Expenses to Average Net Assets
 (excluding waivers)(4)                               1.48%       1.52%       1.75%          1.70%          1.66%       1.68%
Ratio of Net Investment Income to Average Net
 Assets (excluding waivers)                           3.16%       2.07%       2.20%          1.49%          1.72%       1.97%
Portfolio Turnover Rate                                 20%         71%         23%            33%            17%         20%
----------------------------------------------------------------------------------------------------------------------------



(1)Per share data calculated using average shares outstanding method.

(2)For the eleven-month period October 1, 2004 to August 31, 2005. Effective in 2005, the fund's fiscal year end was changed from September 30 to August 31. All ratios for the period have been annualized, except total return and portfolio turnover.


(3)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.



(4)Expense ratios do not include expenses of the underlying funds.



                                     66
                  PROSPECTUS - First American Asset Allocation Funds

Additional Information
Financial Highlights CONTINUED



STRATEGY CONSERVATIVE ALLOCATION FUND   (CONTINUED)






                                                                        Fiscal period
                                                                            ended              Fiscal year
                                     Fiscal year ended August 31,         August 31,       ended September 30,
CLASS C SHARES                     2008(1)     2007(1)     2006(1)        2005(1,2)        2004(1)     2003(1)
--------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of
 Period                             $11.68      $11.36      $11.22          $10.66          $10.28      $ 9.46
                                    ------      ------      ------          ------          ------      ------

Investment Operations:
 Net Investment Income                0.39        0.28        0.31            0.21            0.23        0.26
 Realized and Unrealized
  Gains (Losses) on
  Investments                        (0.59)       0.51        0.15            0.52            0.38        0.82
                                    ------      ------      ------          ------          ------      ------
 Total From Investment
  Operations                         (0.20)       0.79        0.46            0.73            0.61        1.08
                                    ------      ------      ------          ------          ------      ------

Less Distributions:
 Dividends (from net
  investment income)                 (0.49)      (0.26)      (0.32)          (0.17)          (0.23)      (0.26)
 Distributions (from net
  realized gains)                    (0.36)      (0.21)         --              --              --          --
                                    ------      ------      ------          ------          ------      ------
 Total Distributions                 (0.85)      (0.47)      (0.32)          (0.17)          (0.23)      (0.26)
                                    ------      ------      ------          ------          ------      ------
Net Asset Value, End of Period      $10.63      $11.68      $11.36          $11.22          $10.66      $10.28
                                    ======      ======      ======          ======          ======      ======
Total Return(3)                      (1.99)%      7.05%       4.17%           6.86%           5.95%      11.55%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period
 (000)                              $3,558      $2,914      $2,175          $1,445          $1,388      $1,558
Ratio of Expenses to Average
 Net Assets(4)                        1.15%       1.15%       1.15%           1.15%           1.15%       1.15%
Ratio of Net Investment Income
 to Average Net Assets                3.48%       2.43%       2.74%           2.04%           2.14%       2.51%
Ratio of Expenses to Average
 Net Assets (excluding
 waivers)(4)                          1.48%       1.52%       1.75%           1.70%           1.66%       1.68%
Ratio of Net Investment Income
 to Average Net Assets
 (excluding waivers)                  3.15%       2.06%       2.14%           1.49%           1.63%       1.98%
Portfolio Turnover Rate                 20%         71%         23%             33%             17%         20%
--------------------------------------------------------------------------------------------------------------

CLASS R SHARES(5)

--------------------------------------------------------------------------------------------------------------

PER SHARE DATA
Net Asset Value, Beginning of
 Period                             $11.71      $11.39      $11.25          $10.69          $10.29      $ 9.47
                                    ------      ------      ------          ------          ------      ------

Investment Operations:
 Net Investment Income                0.46        0.34        0.29            0.26            0.31        0.33
 Realized and Unrealized
  Gains (Losses) on
  Investments                        (0.61)       0.51        0.22            0.52            0.37        0.82
                                    ------      ------      ------          ------          ------      ------
 Total From Investment
  Operations                         (0.15)       0.85        0.51            0.78            0.68        1.15
                                    ------      ------      ------          ------          ------      ------

Less Distributions:
 Dividends (from net
  investment income)                 (0.54)      (0.32)      (0.37)          (0.22)          (0.28)      (0.33)
 Distributions (from net
  realized gains)                    (0.36)      (0.21)         --              --              --          --
                                    ------      ------      ------          ------          ------      ------
 Total Distributions                 (0.90)      (0.53)      (0.37)          (0.22)          (0.28)      (0.33)
                                    ------      ------      ------          ------          ------      ------
Net Asset Value, End of Period      $10.66      $11.71      $11.39          $11.25          $10.69      $10.29
                                    ======      ======      ======          ======          ======      ======
Total Return(3)                      (1.50)%      7.63%       4.67%           7.35%           6.64%      12.31%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period
 (000)                              $  798      $  706      $  250          $    9          $    1      $1,028
Ratio of Expenses to Average
 Net Assets(4)                        0.65%       0.65%       0.65%           0.65%           0.40%       0.40%
Ratio of Net Investment Income
 to Average Net Assets                4.02%       2.91%       2.58%           2.60%           2.95%       3.31%
Ratio of Expenses to Average
 Net Assets (excluding
 waivers)(4)                          0.98%       1.02%       1.40%           1.35%           0.91%       0.94%
Ratio of Net Investment Income
 to Average Net Assets
 (excluding waivers)                  3.69%       2.54%       1.83%           1.90%           2.44%       2.77%
Portfolio Turnover Rate                 20%         71%         23%             33%             17%         20%
--------------------------------------------------------------------------------------------------------------



(1)Per share data calculated using average shares outstanding method.

(2)For the eleven-month period October 1, 2004 to August 31, 2005. Effective in 2005, the fund's fiscal year end was changed from September 30 to August 31. All ratios for the period have been annualized, except total return and portfolio turnover.




(3)Total return would have been lower had certain expenses not been waived.



(4)Expense ratios do not include expenses of the underlying funds.



(5)Prior to July 1, 2004, Class R shares were named Class S shares, which had lower fees and expenses.



                                     67
                  PROSPECTUS - First American Asset Allocation Funds

Additional Information
Financial Highlights CONTINUED



STRATEGY CONSERVATIVE ALLOCATION FUND   (CONTINUED)






                                                                                       Fiscal period         Fiscal year
                                                                                           ended                ended
                                                     Fiscal year ended August 31,        August 31,         September 30,
CLASS Y SHARES                                     2008(1)     2007(1)     2006(1)       2005(1,2)       2004(1)     2003(1)
----------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period               $ 11.73     $ 11.40     $ 11.25        $ 10.67        $ 10.29     $  9.47
                                                   -------     -------     -------        -------        -------     -------

Investment Operations:
 Net Investment Income                                0.51        0.39        0.42           0.31           0.34        0.35
 Realized and Unrealized Gains (Losses) on
  Investments                                        (0.60)       0.52        0.15           0.52           0.38        0.82
                                                   -------     -------     -------        -------        -------     -------
Total From Investment Operations                     (0.09)       0.91        0.57           0.83           0.72        1.17
                                                   -------     -------     -------        -------        -------     -------

Less Distributions:
 Dividends (from net investment income)              (0.60)      (0.37)      (0.42)         (0.25)         (0.34)      (0.35)
 Distributions (from net realized gains)             (0.36)      (0.21)         --             --             --          --
                                                   -------     -------     -------        -------        -------     -------
 Total Distributions                                 (0.96)      (0.58)      (0.42)         (0.25)         (0.34)      (0.35)
                                                   -------     -------     -------        -------        -------     -------
Net Asset Value, End of Period                     $ 10.68     $ 11.73     $ 11.40        $ 11.25        $ 10.67     $ 10.29
                                                   =======     =======     =======        =======        =======     =======
Total Return(3)                                      (1.02)%      8.17%       5.23%          7.85%          7.02%      12.58%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                    $37,364     $38,470     $61,008        $55,293        $49,192     $23,678
Ratio of Expenses to Average Net Assets(4)            0.15%       0.15%       0.15%          0.15%          0.15%       0.15%
Ratio of Net Investment Income to Average Net
 Assets                                               4.49%       3.37%       3.79%          3.06%          3.17%       3.60%
Ratio of Expenses to Average Net Assets
 (excluding waivers)(4)                               0.48%       0.52%       0.75%          0.70%          0.66%       0.69%
Ratio of Net Investment Income to Average Net
 Assets (excluding waivers)                           4.16%       3.00%       3.19%          2.51%          2.66%       3.06%
Portfolio Turnover Rate                                 20%         71%         23%            33%            17%         20%
----------------------------------------------------------------------------------------------------------------------------



(1)Per share data calculated using average shares outstanding method.

(2)For the eleven-month period October 1, 2004 to August 31, 2005. Effective in 2005, the fund's fiscal year end was changed from September 30 to August 31. All ratios for the period have been annualized, except total return and portfolio turnover.




(3)Total return would have been lower had certain expenses not been waived.



(4)Expense ratios do not include expenses of the underlying funds.



                                     68
                  PROSPECTUS - First American Asset Allocation Funds

                      First American Funds' Privacy Policy

We want you to understand what information we collect and how it's used.

"Nonpublic personal information" is nonpublic information that we obtain while providing financial products or services to you.

Why we collect your information
We gather nonpublic personal information about you and your accounts so that we can:
- Know who you are and prevent unauthorized access to your information.
- Design and improve the products we offer.
- Comply with the laws and regulations that govern us.

The types of information we collect
We may collect the following nonpublic personal information about you:
- Information about your identity, such as your name, address, and social security number
- Information about your transactions with us
- Information you provide on applications, such as your beneficiaries

Confidentiality and security
We operate through service providers. We require our service providers to restrict access to nonpublic personal information about you to those employees who need that information in order to provide products or services to you. We also require them to maintain physical, electronic, and procedural safeguards that comply with applicable federal standards and regulations to guard your information.

What information we disclose
We may share all of the nonpublic personal information that we collect about you with our affiliated providers of financial services, including our family of funds and their advisor, and with companies that perform marketing services on our behalf.

We're permitted by law to disclose nonpublic personal information about you to other third parties in certain circumstances. For example, we may disclose nonpublic personal information about you to affiliated and nonaffiliated third parties to assist us in servicing your account (e.g., mailing of fund-related materials) and to government entities (e.g., IRS for tax purposes).

We'll continue to adhere to the privacy policies and practices described here even after your account is closed or becomes inactive.

Additional rights and protections
You may have other privacy protections under applicable state laws, such as California and Vermont. To the extent that these state laws apply, we will comply with them when we share information about you. This privacy policy does not apply to your relationship with other financial service providers, such as broker-dealers. We may amend this privacy notice at any time, and we will inform you of changes as required by law.

Our pledge applies to products and services offered by:

- First American Funds, Inc.
- First American Investment Funds, Inc.
- First American Strategy Funds, Inc.
- American Strategic Income Portfolio Inc.

- American Strategic Income Portfolio Inc. -- II


- American Strategic Income Portfolio Inc. -- III


- American Select Portfolio Inc.
- American Municipal Income Portfolio Inc.
- Minnesota Municipal Income Portfolio Inc.
- First American Minnesota Municipal Income Fund II, Inc.
- American Income Fund, Inc.

                NOT FDIC INSURED NO BANK GUARANTEE MAY LOSE VALUE

                     THIS PAGE IS NOT PART OF THE PROSPECTUS

(FIRST AMERICAN FUNDS LOGO)

FOR MORE INFORMATION

More information about the First American Funds is available on the funds' Internet site at www.firstamericanfunds.com and in the following documents:

ANNUAL AND SEMIANNUAL REPORTS

Additional information about the funds' investments is available in the funds' annual and semiannual reports to shareholders. In the funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the funds' performance during their last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI provides more details about the funds and their policies and is incorporated into this prospectus by reference (which means that it is legally part of this prospectus).


You can obtain a free copy of the funds' most recent annual or semiannual reports or the SAI, request other information about the funds, or make other shareholder inquiries by calling Investor Services at 800 677-3863 (FUND) or by contacting the funds at the address below. Annual or semiannual reports and the SAI are also available on the funds' Internet site.

Information about the funds (including the SAI) can also be reviewed and copied at the Securities and Exchange Commission's (SEC) Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 1-202-942-8090. Reports and other information about the funds are also available on the EDGAR database on the SEC's Internet site at www.sec.gov, or you can receive copies of this information, for a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, DC 20549-0102.


SEC file number:  811-07687                                       PROASSET 12/08


--------------------------------------------------------------------------------

FIRST AMERICAN FUNDS
P.O. Box 1330
Minneapolis, MN 55440-1330

(FIRST AMERICAN FUNDS LOGO)



December 10, 2008        PROSPECTUS

                         First American Strategy Funds, Inc.
                         ASSET CLASS - GROWTH & INCOME FUNDS

INCOME BUILDER FUND

Class A, Class B, Class C, Class R, and Class Y Shares

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the shares of this fund, or determined if the information in this prospectus is accurate or complete. Any statement to the contrary is a criminal offense.

TABLE OF
CONTENTS



FUND SUMMARY
   Introduction                                                               1
   Objectives and Principal Investment Strategies                             2
   Principal Risks                                                            3
   Fund Performance                                                           5
   Fees and Expenses                                                          6
POLICIES AND SERVICES
   Purchasing, Redeeming, and Exchanging Shares                               7
   Managing Your Investment                                                  17
ADDITIONAL INFORMATION
   Management                                                                18
   More About the Fund                                                       19
   The Underlying Funds                                                      20
   Financial Highlights                                                      27
FOR MORE INFORMATION                                                 Back Cover






Please find FIRST AMERICAN FUNDS' PRIVACY POLICY inside the back cover of this
                                   Prospectus.

       Fund Summary
       Introduction


               This section of the prospectus describes the objectives of the First American Income Builder Fund, summarizes the principal investment strategies used by the fund in trying to achieve its objectives, and highlights the principal risks involved with these strategies. It also provides you with information about the performance, fees, and expenses of the fund.


               AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF U.S.
               BANK NATIONAL ASSOCIATION AND IS NOT INSURED OR
               GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE
               CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

               THIS PROSPECTUS AND THE RELATED STATEMENT OF
               ADDITIONAL INFORMATION (SAI) DO NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY SHARES IN THE FUND, NOR SHALL ANY SUCH SHARES BE OFFERED OR SOLD TO ANY PERSON IN ANY JURISDICTION IN WHICH AN OFFER, SOLICITATION, PURCHASE, OR SALE WOULD BE UNLAWFUL UNDER THE SECURITIES LAWS OF SUCH JURISDICTION.

               THE FUND MAY BE OFFERED ONLY TO PERSONS IN THE
               UNITED STATES. THIS PROSPECTUS SHOULD NOT BE
               CONSIDERED A SOLICITATION OR OFFERING OF FUND
               SHARES OUTSIDE THE UNITED STATES.



                                     1
                     PROSPECTUS - First American Income Builder Fund

Fund Summary


Objectives and Principal Investment Strategies

OBJECTIVES

Income Builder Fund's primary objective is to provide investors with current income. The fund's secondary objective is growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

The fund is a "fund of funds" which invests primarily in other mutual funds. The fund will invest at least 80% of its total assets in the following six mutual funds (the underlying funds) which also are advised by the fund's investment advisor:

- Equity Income Fund
- Large Cap Value Fund
- Quantitative Large Cap Value Fund
- Real Estate Securities Fund
- High Income Bond Fund
- U.S. Government Mortgage Fund

The percentage of the fund's assets that will be allocated to a particular underlying fund at any point in time may range from 0% to 40%, depending on market conditions.

In addition to investing in the underlying funds, the fund may invest up to 20% of its total assets collectively in:

- Income producing equity securities such as dividend paying common stocks and interests in royalty trusts.
- Securities of investment companies that are not affiliated with the fund, such as closed-end investment companies and exchange traded funds, provided that the fund may invest no more than 10% of its total assets, collectively, in unaffiliated investment companies.

The income producing equity securities in which the fund may invest may include securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts that may or may not be sponsored by a domestic bank.


The fund may purchase options on securities and securities indexes in order to maintain the desired level of exposure to a particular asset class when income considerations result in a greater or lesser allocation of the fund's assets to that asset class than might otherwise be optimal. The fund and the advisor currently have pending with the Securities and Exchange Commission (SEC) an application for exemptive relief, which, if granted by the SEC, will allow the fund to utilize other forms of derivatives. If the SEC grants the exemptive relief, the fund would be allowed to utilize the following derivatives: options (in addition to options on securities and securities indexes); futures contracts; options on futures contracts; interest rate caps and floors; foreign currency contracts; options on foreign currencies; interest rate, total return and credit default swap agreements; and options on the foregoing types of swap agreements. The fund would use these derivatives in an attempt to manage market risk, currency risk, credit risk and yield curve risk; to manage the effective maturity or duration of securities in the fund's, or underlying fund's, portfolio; or for speculative purposes in an effort to increase the fund's yield or to enhance return. The fund would also be allowed to use these derivatives to gain exposure to non-dollar denominated securities markets. The use of a derivative is speculative if the fund is primarily seeking to enhance return, rather than offset the risk of other positions. When the fund invests in a derivative for speculative purposes, the fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative's cost.


In an attempt to respond to adverse market, economic, political or other conditions, the fund may temporarily invest without limit in cash, U.S. dollar-denominated high-quality money market instruments and other short-term securities, including money market funds advised by the fund's advisor. Investing a significant portion of the fund's assets in these securities may prevent the fund from achieving its objectives.




                                     2
                     PROSPECTUS - First American Income Builder Fund

Fund Summary
Principal Risks


The value of your investment in the fund will change daily, which means you could lose money. The principal risks of investing in the fund include:

Allocation Risk. The fund is actively managed and its performance therefore will reflect in part the advisor's ability to make asset allocation and other investment decisions to achieve the fund's investment objectives. Due to its active management, the fund could underperform other mutual funds with similar investment objectives.

Additional Expenses. Investing in the underlying funds and in unaffiliated investment companies through an investment in the fund involves additional expenses that would not be present in a direct investment in the underlying funds and unaffiliated investment companies. See "Fees and Expenses" below.


Derivative Instrument Risk. The use of derivative instruments exposes the fund to additional risks and transaction costs. Risks inherent in the use of derivative instruments include: the risk that securities prices will not move in the direction that the advisor anticipates; an imperfect correlation between the price of derivative instruments and movements in the prices of the securities being hedged; the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; leverage risk, which is the risk that adverse price movements in an instrument can result in a loss substantially greater than the fund's initial investment in that instrument; and the risk that the counterparty will fail to perform its obligations, which could leave the fund worse off than if it had not entered into the position. If the fund uses derivative instruments and the advisor's judgment proves incorrect, the fund's performance could be worse than if it had not used these instruments.


Equity Securities Risk. Equity securities may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular country, company, industry or sector of the market.

Foreign Securities Risk. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers. For certain foreign countries, political or social instability or diplomatic developments could adversely affect the securities. There is also the risk of loss due to governmental actions such as a change in tax statutes or the modification of individual property rights. In addition, individual foreign economies may differ favorably or unfavorably from the U.S. economy. The holder of an American Depositary Receipt that is not sponsored by a domestic bank may have limited voting rights and may not receive as much information about the issuer of the underlying securities as would the holder of a sponsored depositary receipt.

Royalty Trust Risk. Royalty trusts are income-oriented equity investments that indirectly, through the ownership of trust units, provide investors with exposure to energy sector assets such as coal, oil and natural gas. A royalty trust receives royalty income from the production of a natural resource and then distributes this income to investors less deductions for management fees and capital expenses. Because royalty trusts own royalties on a finite amount of resources, they are subject to the risk of depletion of those resources. Also, royalty trusts may be highly volatile and the amount of income distributed will depend not only on the production of the natural resource but on the price of the particular commodity. Certain royalty trusts are not corporations, and unitholders therefore could have unlimited liability for the actions of the trust.



Risks Associated with the Underlying Funds. The fund is subject to the risks of the underlying funds in which it invests. These risks, which are discussed in detail under "Additional Information -- The Underlying Funds -- The Underlying Funds' Principal Risks," include:
- The underlying funds are actively managed and therefore may underperform other mutual funds with similar investment objectives.
- Each underlying fund is subject to the risk of generally adverse markets. In general, the market prices of equity securities frequently are subject to greater volatility than the prices of fixed income securities.
- Quantitative Large Cap Value Fund is subject to the risks of quantitative investing. Securities selected using this process could underperform the market as a whole as a result of the factors used in the process, the weight placed on each factor, and changes in the way each factor performs in today's economic conditions as compared to the factor's historical performance.
- Real Estate Securities Fund is subject to risks associated with non-diversification and with concentrating its investments in the real estate industry. Real Estate Securities Fund is also subject to the risks associated with direct investments in real estate investment trusts.
- Each fund other than U.S. Government Mortgage Fund may invest a portion of its assets in foreign securities which are dollar-denominated and publicly traded in the U.S., and which may involve risks not associated with the securities of domestic issuers. Real Estate Securities Fund may also invest up to 15% of its total assets in non-dollar denominated securities of foreign issuers, which subjects the fund to additional risks associated with foreign investing, including currency risk.
- The funds may utilize derivatives such as options, futures contracts, options on futures contracts, and, in the case of High Income Bond Fund and U.S. Government Mortgage Fund, interest rate caps and floors, interest rate, total return and credit default swap agreements, and options on the foregoing types of swap agreements. In addition, Real Estate Securities Fund may enter into foreign currency hedging transactions. A fund will suffer a loss in connection with its use of derivatives if interest rates, indices, foreign currencies,


                                     3
                     PROSPECTUS - First American Income Builder Fund

Fund Summary
Principal Risks CONTINUED


  or securities prices do not move in the direction anticipated by the fund's advisor when entering into the derivative instrument or, in the case of credit default swaps, if the fund's advisor does not correctly evaluate the creditworthiness of the company or companies on which the swap is based.
- High Income Bond Fund and U.S. Government Mortgage Fund are subject to interest rate risk (the risk that debt securities held by a fund will decrease in value when interest rates rise), income risk (the risk that a fund's income could decline due to falling market interest rates), credit risk (the risk that the issuer of debt securities will not make timely principal or interest payments on its securities), and call risk (the risk that the issuer of debt securities will prepay those securities before their stated maturity, requiring the fund to reinvest the prepayment at a lower interest rate).
- U.S. Government Mortgage Fund invests in mortgage-backed securities. These are subject to the risk that falling interest rates will cause faster than expected prepayments of the mortgages underlying the securities, which must be reinvested at lower interest rates. They are also subject to the risk that rising interest rates will cause prepayments to slow, extending the life of mortgage-backed securities with lower interest rates.
- High Income Bond Fund invests primarily in non-investment grade debt obligations, which are commonly called "high-yield" securities or "junk bonds." High-yield securities generally have more volatile prices and carry more risk to principal than investment grade securities.
- Each fund may lend its securities, which involves the risk of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially.

Possible Conflicts of Interest. The fund and the underlying funds have the same officers, directors, and investment advisor. If situations arise in which the interests of the fund are different from those of the underlying funds, these officers and directors and the advisor could be subject to conflicts of interest. For example, the advisor might determine that the fund should reduce its allocation of assets to a particular underlying fund, thus requiring the fund to redeem shares of the underlying fund, at a time when it is not in the best interests of the underlying fund to sell portfolio securities in order to meet the redemption request.



                                     4
                     PROSPECTUS - First American Income Builder Fund

Fund Summary
Fund Performance



The chart and table that follow provide you with information on the fund's performance and volatility. Of course, the fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.



The bar chart is intended to show you how performance of the fund's Class A shares has varied from year to year. However, because the fund was first offered in 2006, only one calendar year of performance information is available. The performance of the other share classes will differ due to their different expense structures.



The table compares the fund's performance over different time periods to that of the fund's benchmark index, which is a broad measure of market performance. The benchmark is unmanaged, has no sales loads or expenses, and is unavailable for investment. For Class A shares, the table includes returns both before and after taxes. For Class B, Class C, Class R, and Class Y shares, the table only includes returns before taxes. After-tax returns for Class B, Class C, Class R, and Class Y shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, the fund's performance would be reduced.


Income Builder Fund

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR (Class A))

                                  (BAR CHART)



             0.24%

             2007

           Best Quarter:
           Quarter ended  March 31, 2007           1.44%
           Worst Quarter:
           Quarter ended  December 31, 2007      (2.33)%








                                                                                                 Since
                                                                                             Inception
                                                                                             (Class A,
                                                                                              Class B,           Since
AVERAGE ANNUAL TOTAL RETURNS                               Inception                          Class C,       Inception
AS OF 12/31/07                                                  Date       One Year       and Class Y)       (Class R)
----------------------------------------------------------------------------------------------------------------------
Income Builder Fund
----------------------------------------------------------------------------------------------------------------------
  Class A (return before taxes)                              5/31/06        (3.98)%              3.60%             N/A
----------------------------------------------------------------------------------------------------------------------
  Class A (return after taxes on distributions)                             (5.55)%              1.44%             N/A
----------------------------------------------------------------------------------------------------------------------
  Class A (return after taxes on distributions and sale
  of fund shares)                                                           (2.13)%              1.98%             N/A
----------------------------------------------------------------------------------------------------------------------
  Class B (return before taxes)                              5/31/06        (5.21)%              5.66%             N/A
----------------------------------------------------------------------------------------------------------------------
  Class C (return before taxes)                              5/31/06        (1.45)%              5.60%             N/A
----------------------------------------------------------------------------------------------------------------------
  Class R (return before taxes)                             12/20/06        (0.06)%                N/A           0.03%
----------------------------------------------------------------------------------------------------------------------
  Class Y (return before taxes)                              5/31/06          0.49%              6.57%             N/A
----------------------------------------------------------------------------------------------------------------------
Dow Jones Conservative U.S. Portfolio Index(2)
  (reflects no deduction for fees, expenses, or taxes)                        5.23%              6.93%           6.31%





(1)Total return for the period from 1/1/08 through 9/30/08 was (9.05)%.



(2)A weighted average of other stock, bond, and cash indexes. The index is reconstructed monthly and represents 20% of the risk of the U.S. equities market.




                                     5
                     PROSPECTUS - First American Income Builder Fund

   Fund Summary
   Fees and Expenses


   As an investor, you pay fees and expenses to buy and hold shares of the fund. You pay shareholder fees directly when you buy or sell shares. You pay annual operating expenses indirectly since they are deducted from fund assets.



   The tables below describe the fees and expenses that you pay if you buy and hold shares of the fund.




--------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES(1)
(fees paid directly from your investment)                    CLASS A     CLASS B     CLASS C     CLASS R     CLASS Y
--------------------------------------------------------------------------------------------------------------------------
  MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES
  (as a percentage of offering price)                       4.25%(2)        None        None        None        None
  MAXIMUM DEFERRED SALES CHARGE (LOAD)
  (as a percentage of original purchase price or
  redemption proceeds, whichever is less)                    None(3)       5.00%       1.00%        None        None
--------------------------------------------------------------------------------------------------------------------------



(1)An annual account maintenance fee of $15 may be charged under certain circumstances. See "Policies and Services -- Purchasing, Redeeming, and Exchanging Shares -- Additional Information on Purchasing, Redeeming, and Exchanging Shares -- Accounts with Low Balances."


(2)Investors may qualify for reduced sales charges.

(3)Class A share investments of $1 million or more on which no front-end sales charge is paid may be subject to a 1% contingent deferred sales charge.


--------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from fund assets)
(as a percentage of average net assets)                      CLASS A     CLASS B     CLASS C     CLASS R     CLASS Y
--------------------------------------------------------------------------------------------------------------------
  Management Fees                                               0.10%       0.10%       0.10%       0.10%       0.10%
  Distribution and/or Services (12b-1) Fees                     0.25%       1.00%       1.00%       0.50%       None
  Other Expenses                                                1.24%       1.24%       1.24%       1.24%       1.24%
  Acquired Fund Fees and Expenses(1)                            0.82%       0.82%       0.82%       0.82%       0.82%
  Total Annual Fund Operating Expenses(2)                       2.41%       3.16%       3.16%       2.66%       2.16%
  Less Fee Waivers                                             (1.24)%     (1.24)%     (1.24)%     (1.24)%     (1.24)%
  Net Expenses                                                  1.17%       1.92%       1.92%       1.42%       0.92%
--------------------------------------------------------------------------------------------------------------------




(1)In addition to the fund's total annual operating expenses that the fund bears directly, the fund's shareholders indirectly bear the expenses of the acquired funds (affiliated and unaffiliated) in which the fund invests.


(2)The advisor has contractually agreed to waive fees and reimburse other fund expenses through at least December 31, 2009 so that the aggregate of Management Fees, Distribution and/or Service (12b-1) Fees, and Other Expenses (i.e., Total Annual Fund Operating Expenses net of Acquired Fund Fees and Expenses) do not exceed 0.35% for Class A shares, 1.10% for Class B and Class C shares, 0.60% for Class R shares, and 0.10% for Class Y shares. Fee waivers and expense reimbursements will not be terminated prior to that time without the approval of the fund's board of directors.


EXAMPLE This example is intended to help you compare the cost of investing in a fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. The example assumes that contractual waivers were in effect throughout the first year of each period indicated (i.e., the entire period for the 1 year period), but were discontinued for the balance of periods longer than 1 year. Although your actual costs and returns may differ, based on these assumptions your costs would be:



                                  CLASS B           CLASS B           CLASS C           CLASS C
                                 assuming       assuming no          assuming       assuming no
                               redemption        redemption        redemption        redemption
                                at end of         at end of         at end of         at end of
                CLASS A       each period       each period       each period       each period       CLASS R       CLASS Y
---------------------------------------------------------------------------------------------------------------------------
    1 year       $  539            $  695            $  195            $  295            $  195        $  145        $   94
---------------------------------------------------------------------------------------------------------------------------
    3 years      $1,031            $1,258            $  858            $  858            $  858        $  709        $  556
---------------------------------------------------------------------------------------------------------------------------
    5 years      $1,548            $1,747            $1,547            $1,547            $1,547        $1,299        $1,045
---------------------------------------------------------------------------------------------------------------------------
  10 years       $2,964            $3,206            $3,206            $3,381            $3,381        $2,901        $2,395







                                     6
                     PROSPECTUS - First American Income Builder Fund

Policies and Services


Purchasing, Redeeming, and Exchanging Shares

GENERAL


You may purchase, redeem, or exchange shares of the fund on any day when the New York Stock Exchange (NYSE) is open, except that shares cannot be purchased by wire transfer on days that federally chartered banks are closed. Purchases, redemptions and exchanges may be restricted in the event of an early or unscheduled close of the NYSE, as permitted by the SEC.


The fund has authorized certain investment professionals and financial institutions ("financial intermediaries") to accept purchase, redemption, or exchange orders on their behalf. Your purchase or redemption price will be based on the net asset value (NAV) per share next calculated by the funds after your order is received by the fund or an authorized financial intermediary in proper form. Exchanges are also made at the NAV per share next calculated by the fund after your exchange request is received in proper form. See "Additional Information on Purchasing, Redeeming and Exchanging Shares -- Calculating Net Asset Value" below. Contact your financial intermediary to determine the time by which it must receive your order to be assured same day processing. To make sure your order is in proper form, you must follow the instructions set forth below under "Purchase, Redemption and Exchange Procedures."

Some financial intermediaries may charge a fee for helping you purchase, redeem or exchange shares. Contact your financial intermediary for more information. No such fee will be imposed if you purchase shares directly from the fund.

CHOOSING A SHARE CLASS


The fund issues its shares in five classes, with each class having a different cost structure. As noted below, only certain eligible investors can purchase Class R and Class Y shares of the fund, whereas Class A and Class C shares (the "Retail Share Classes") are generally available to investors. You should decide which share class best suits your needs.



Effective at the close of business on June 30, 2008 (the "Closing Date"), no new or additional investments, including investments through any systematic investment plan, were allowed in Class B shares of the First American Funds, except through permitted exchanges. Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another First American Fund (as permitted by existing exchange privileges), and redeem their Class B shares as described in the prospectus. Any dividends or capital gains on Class B shares of a fund will be reinvested in Class B shares of the fund at net asset value, unless you have otherwise chosen to receive distributions in cash. For Class B shares outstanding as of the Closing Date, all Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion feature remain unchanged. Class B shareholders wishing to make additional investments in the funds' shares are permitted to invest in other classes of the funds, subject to the pricing and eligibility requirements of those classes.


Eligibility to Invest in Class R and Class Y Shares


CLASS R SHARES generally are available only to 401(k) plans, 457 plans, profit-sharing and money purchase pension plans, defined benefit plans and nonqualified deferred compensation plans ("retirement plans"), and must be held in plan level or omnibus accounts.



Class R shares are not available to retail retirement or non-retirement accounts, Traditional and Roth Individual Retirement Accounts (IRAs), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs, and 529 college savings plans.


CLASS Y SHARES are offered to group retirement and employee benefit plans and to certain persons who are charged fees for advisory, investment, consulting or similar services by a financial intermediary or other service provider. Such persons may include, but are not limited to, individuals, corporations, and endowments.

Class Share Overview

                                   Contingent Deferred
                  Front-End Sales      Sales Charge        Annual 12b-1 Fees
                   Charge (FESC)          (CDSC)        (as a % of net assets)
------------------------------------------------------------------------------
Class A                4.25%(1)            None(2)               0.25%
Class B(3)              None              5.00%(4)               1.00%
Class C(5)              None              1.00%(6)               1.00%
Class R                 None               None                  0.50%
Class Y                 None               None                   None
------------------------------------------------------------------------------




(1)The FESC is reduced for larger purchases. See "Determining Your Share Price -- Class A Shares" below.



(2)Class A share investments of $1 million or more on which no FESC is paid may be subject to a 1.00% CDSC.


(3)Class B shares automatically convert to Class A shares eight years after purchase, which reduces future annual expenses since Class A shares have lower annual expenses.


(4)A CDSC of up to 5.00% applies to Class B shares if you redeem shares within six years of purchase. The CDSC declines over the six years as described below under "Determining Your Share Price -- Class B Shares."


(5)Class C shares do not convert to Class A shares so they will continue to have higher annual expenses than Class A shares for as long as you hold them.


(6)A 1.00% CDSC applies if you redeem your Class C shares within 12 months of purchase.



Among the Retail Share Classes, Class A shares may be a better choice if your investment qualifies for a reduced sales charge. You should not place Class C share orders that would cause your total investment in First American Funds Class A, Class B (for funds that offered such share class prior to July 1, 2008), and Class C shares (not including First American money market funds) to equal or exceed $1 million dollars, using the aggregation principles discussed below under "Determining Your Share Price -- Class A Shares -- Reducing Your Sales Charge on Class A Shares." To the extent operationally possible, these orders will be automatically rejected.




                                     7
                     PROSPECTUS - First American Income Builder Fund

Policies and Services
Purchasing, Redeeming, and Exchanging Shares CONTINUED


Class R or Class Y shares are generally a better choice than a Retail Share Class if you are eligible to purchase these share classes. However, if you intend to hold your shares for a long time, or if you are eligible to invest in Class A shares with a reduced or waived sales charge, Class A may be a better choice than an investment in Class R shares.

DETERMINING YOUR SHARE PRICE


Because the current prospectus and Statement of Additional Information are available on First American Funds' website free of charge, we do not disclose the following share class information separately on the website.


Class A Shares

Your purchase price for Class A shares is typically the net asset value of your shares, plus a front-end sales charge. Sales charges vary depending on the amount of your purchase. The sales charge you pay may differ slightly from the amount set forth below because of rounding that occurs in the calculation used to determine your sales charge.

                                         Sales Charge
                                ------------------------------
                                 As a %                As a %
                                   of                    of
                                Offering             Net Asset
Purchase Amount                   Price                Value
--------------------------------------------------------------
Less than $50,000                 4.25%                4.44%
$50,000 - $99,999                 4.00%                4.17%
$100,000 - $249,999               3.50%                3.63%
$250,000 - $499,999               2.50%                2.56%
$500,000 - $999,999               2.00%                2.04%
$1 million and over               0.00%                0.00%


Reducing Your Sales Charge on Class A Shares. As shown in the preceding table, larger purchases of Class A shares reduce the percentage sales charge you pay. In determining whether you are entitled to pay a reduced sales charge, you may aggregate certain other purchases with your current purchase, as follows.


Prior Purchases. Prior purchases of Class A, Class B (for funds that offered such share class prior to July 1, 2008), and Class C shares of any First American Fund (except a money market fund) will be factored into your sales charge calculation. You will receive credit for the current net asset value of the other Class A, Class B, and Class C shares you hold at the time of your purchase, including shares held in individual retirement, custodial or personal trust accounts. For example, let's say you're making a $10,000 investment and you already own other First American Fund Class A shares that are currently valued at $45,000. You will receive credit for the current value of these shares and your sales charge will be based on a total purchase amount of $55,000. If the current net asset value of your shares is less than their original purchase price, you may receive credit for their original purchase price instead, but only if you provide a written request to the fund and provide it with the records necessary to demonstrate the shares' purchase price.



Purchases by Related Accounts.   Concurrent and prior purchases by certain other
accounts of Class A, Class B (for funds that offered such share class prior to July 1, 2008), and Class C shares of any First American Fund (except a money market fund) also will be combined with your purchase to determine your sales charge. The fund will combine purchases made by you, your spouse or domestic partner, and your dependent children when it calculates the sales charge, including purchases in individual retirement, custodial and personal trust accounts.



Letter of Intent.   If you plan to make an aggregate investment of $50,000 or
more over a 13-month period in Class A or Class C shares of one or more First American Funds, other than money market funds, you may reduce your sales charge for Class A purchases by signing a non-binding letter of intent. If you do not fulfill the letter of intent, you must pay the applicable sales charge. In addition, if you reduce your sales charge to zero under a letter of intent and then sell your Class A shares within 18 months of their purchase, you may be charged a contingent deferred sales charge of 1%. See "Class A Share Investments of Over $1 Million" below.


It is your responsibility to determine whether you are entitled to pay a reduced sales charge. The fund is not responsible for making this determination. To receive a reduced sales charge, you must notify the fund at the time of the purchase order that a quantity discount may apply to your current purchase. If you purchase shares by mail, you must notify the fund in writing. Otherwise, simply inform your financial intermediary, or Investor Services if you are purchasing shares directly from the fund, and they will notify the fund.

You should provide your financial intermediary with information or records regarding any other accounts in which there are holdings eligible to be aggregated, including:
- all of your accounts at your financial intermediary.
- all of your accounts at any other financial intermediary.
- all accounts of any related party (such as a spouse or dependent child) held with any financial intermediary.

You should keep the records necessary to demonstrate the purchase price of shares held in these accounts since neither the fund and its transfer agent nor your financial intermediary may have this information.

More information on these ways to reduce your sales charge appears in the SAI.


Purchasing Class A Shares Without a Sales Charge. The following persons may purchase the fund's Class A shares at net asset value without a sales charge:

- directors, advisory board members, full-time employees and retirees of the advisor and its affiliates.
- current and retired officers and directors of the fund.



                                     8
                     PROSPECTUS - First American Income Builder Fund

Policies and Services
Purchasing, Redeeming, and Exchanging Shares CONTINUED


- full-time employees of any broker-dealer authorized to sell fund shares.
- full-time employees of the fund's counsel.
- members of the immediate families of any of the foregoing (i.e., a spouse or domestic partner and any dependent children).

- persons who purchase the fund through "one-stop" mutual fund networks through which the fund is made available.

- persons participating in a fee-based program sponsored and maintained by a registered broker-dealer.
- trust companies and bank trust departments acting in a fiduciary, advisory, agency, custodial or similar capacity.

- persons who hold shares of a First American money market fund pursuant to an arrangement, which has subsequently terminated, under which the money market fund had served as a cash investment option for another mutual fund family, but only with respect to exchanges of those shares (including shares representing reinvested dividends) for shares of other First American funds.

- group retirement and employee benefit plans.


You must notify the fund or your financial intermediary if you are eligible to purchase Class A shares without a sales charge.



Reinvesting After a Redemption. If you redeem Class A shares of a First American Fund (except money market fund shares on which you have not paid a sales charge), you may reinvest in Class A shares of that fund or another First American Fund within 180 days without a sales charge. To reinvest in Class A shares at net asset value (without paying a sales charge), you must notify the fund directly in writing or notify your financial intermediary.


Class A Share Investments of Over $1 Million. There is no initial sales charge on Class A share purchases of $1 million or more (including purchases that reach the $1 million level as a result of aggregating prior purchases and purchases by related accounts). However, your financial intermediary may receive a commission of up to 1% on your purchase. If such a commission is paid, you will be assessed a contingent deferred sales charge (CDSC) of 1% if you sell your shares within 18 months. The CDSC you pay may differ slightly from this amount because of rounding that occurs in the calculation used to determine your CDSC. To find out whether you will be assessed a CDSC, ask your financial intermediary.

The CDSC is based on the value of your shares at the time of purchase or at the time of redemption, whichever is less. The charge does not apply to shares you acquired by reinvesting your dividend or capital gain distributions. To help lower your costs, Class A shares that are not subject to a CDSC will be redeemed first. The CDSC will be waived in the circumstances described below under "Waiving Contingent Deferred Sales Charges."

Additional Information on Reducing Sales Charges. A link to information regarding the fund's Class A share sales charge breakpoints is available on the fund's web site at www.firstamericanfunds.com.

Class B Shares


Effective at the close of business on June 30, 2008, no new or additional investments were allowed in Class B shares of the First American funds as described above under "Choosing a Share Class."


Your purchase price for Class B shares is their net asset value -- there is no front-end sales charge. However, if you redeem your shares within six years of purchase, you will pay a CDSC, as reflected in the following table.

                           CDSC as a % of the
Year since purchase       value of your shares
----------------------------------------------
First                             5.00%
Second                            5.00%
Third                             4.00%
Fourth                            3.00%
Fifth                             2.00%
Sixth                             1.00%
Seventh                           0.00%
Eighth                            0.00%


The CDSC you pay may differ slightly from the amount set forth above because of rounding that occurs in the calculation used to determine your CDSC.

Your CDSC will be based on the value of your shares at the time of purchase or at the time of redemption, whichever is less. The charge does not apply to shares you acquired by reinvesting your dividend or capital gain distributions. To help lower your costs, Class B shares that are not subject to a CDSC will be redeemed first; other Class B shares will then be redeemed in an order that minimizes your CDSC. The CDSC will be waived in the circumstances described below under "Waiving Contingent Deferred Sales Charges."

Your Class B shares and any related shares acquired by reinvesting your dividend or capital gain distributions will automatically convert to Class A shares eight years after the beginning of the month in which you purchased the shares.

Class C Shares

Your purchase price for Class C shares is their net asset value -- there is no front-end sales charge. However, if you redeem your shares within 12 months of purchase, you will be assessed a CDSC of 1% of the value of your shares at the time of purchase or at the time of sale, whichever is less. The CDSC you pay may differ slightly from this amount because of rounding that occurs in the calculation used to determine your CDSC. The CDSC does not apply to shares you acquired by reinvesting your dividend or capital gain distributions. To help lower your costs, Class C shares that are not subject to a CDSC will be redeemed first. The CDSC will be waived in the circumstances described below under "Waiving Contingent Deferred Sales Charges."



                                     9
                     PROSPECTUS - First American Income Builder Fund

Policies and Services
Purchasing, Redeeming, and Exchanging Shares CONTINUED


Unlike Class B shares, Class C shares do not convert to Class A shares after a specified period of time. Therefore, your shares will continue to have higher annual expenses than Class A shares.


Retirement Plan Availability of Class C Shares





Class C shares are available to individual plans and certain smaller group plans, such as SIMPLE, SEP, and Solo 401(k) plans. Class C shares are not available to certain employer-sponsored plans, such as 401(k), employer-sponsored 403(b), money purchase and profit sharing plans, except for those plans invested in Class C shares of the First American Funds prior to July 20, 2007.


Waiving Contingent Deferred Sales Charges

CDSCs on Class A, Class B and Class C share redemptions will be waived for:
- redemptions following the death or disability (as defined in the Internal Revenue Code) of a shareholder.
- redemptions that equal the minimum required distribution from an IRA or other retirement plan to a shareholder who has reached the age of 70 1/2.
- redemptions through a systematic withdrawal plan, at a rate of up to 12% a year of your account's value. The systematic withdrawal limit will be based on the market value of your account at the time of each withdrawal.
- redemptions required as a result of over-contribution to an IRA plan.

Class R and Class Y Shares

Your purchase price for Class R and Class Y shares is their net asset value. These share classes do not have a front-end sales charge or a CDSC.

12b-1 FEES

The fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act that allows the fund to pay its distributor an annual fee for the distribution and sale of its shares and/or for services provided to shareholders. The fund does not pay 12b-1 fees on Class Y shares. The 12b-1 fees paid by the fund are designated as distribution fees and/or shareholder servicing fees, as described here.

                                        Annual 12b-1 Fees
                                       (as a percentage of
                                    average daily net assets)
                                 ------------------------------
                                                    Shareholder
                                 Distribution        Servicing
                                      Fee               Fee
---------------------------------------------------------------
Class A                               None             0.25%
Class B                              0.75%             0.25%
Class C                              0.75%             0.25%
Class R                              0.25%             0.25%
Class Y                               None              None
---------------------------------------------------------------


Because 12b-1 fees are paid out of the fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

COMPENSATION PAID TO FINANCIAL INTERMEDIARIES

The fund's distributor receives any front-end sales charge or CDSC that you pay and any 12b-1 fees paid by the fund. From this revenue, the distributor will pay financial intermediaries for the services they provide. The fund's advisor and/or distributor may make additional payments to intermediaries from their own assets, as described below under "Additional Payments to Financial Intermediaries."

Sales Charge Reallowance

The distributor pays (or "reallows") a portion of the front-end sales charge on Class A shares to your financial intermediary, as follows.

                                     Maximum Reallowance
                                          as a % of
Purchase Amount                         Purchase Price
--------------------------------------------------------
Less than $50,000                           4.00%
$50,000 - $99,999                           3.75%
$100,000 - $249,999                         3.25%
$250,000 - $499,999                         2.25%
$500,000 - $999,999                         1.75%
$1 million and over                         0.00%


Sales Commissions


There is no initial sales charge on Class A share purchases of $1 million or more. However, your financial intermediary may receive a commission of up to 1% on your purchase. Although you pay no front-end sales charge when you buy Class C shares, the fund's distributor pays a sales commission of 1.00% of the amount invested to intermediaries selling Class C shares.


12b-1 Fees

The fund's distributor uses the 12b-1 shareholder servicing fee to compensate financial intermediaries for administrative services performed on behalf of the intermediaries' customers. These intermediaries receive shareholder servicing fees of up to 0.25% of the fund's Class A, Class B, Class C, and Class R share average daily net assets attributable to shares sold through them. For Class A and Class R shares, the distributor begins to pay shareholder servicing fees to these intermediaries immediately after you purchase shares. For Class B and Class C shares, the distributor begins to pay shareholder servicing fees to these intermediaries one year after you purchase shares, but only if you continue to hold the shares at that time.

The fund's distributor uses the 12b-1 distribution fee to compensate financial intermediaries for the sale of fund shares to their customers. The fund's distributor pays intermediaries


                                     10
                     PROSPECTUS - First American Income Builder Fund

Policies and Services
Purchasing, Redeeming, and Exchanging Shares CONTINUED



that sell Class C shares a 0.75% annual distribution fee beginning one year after the shares are sold. The fund's distributor pays intermediaries that sell Class R shares a 0.50% annual distribution fee immediately after you purchase shares. The fund's distributor retains the Class B share 0.75% annual distribution fee in order to finance the payment of sales commissions to intermediaries that sell Class B shares.

In all cases, intermediaries continue to receive 12b-1 fees for as long as you hold fund shares.

Additional Payments to Financial Intermediaries

The advisor and/or the distributor may pay additional compensation to financial intermediaries out of their own resources to selected intermediaries for the purposes of promoting the sale of fund shares, maintaining share balances and/or for sub-accounting, administrative or shareholder processing services. The amounts of these payments could be significant, and may create an incentive for the intermediary or its representatives to recommend or offer shares of the fund to you. The intermediary may elevate the prominence or profile of the fund within the intermediary's organization by, for example, placement on a list of preferred or recommended funds, and/or granting the advisor and/or the distributor preferential or enhanced opportunities to promote the fund in various ways within the intermediary's organization. These payments are not reflected in the fees and expenses listed in the "Fund Summary" section of the prospectus because they are not paid by the fund.

These payments are negotiated and may be based on such factors as the number or value of First American Fund shares that the intermediary sells or may sell; the value of the assets invested in the First American Funds by the intermediary's customers; the type and nature of services or support furnished by the intermediary; and/or other measures as determined from time to time by the advisor and/or distributor. Such payments are generally asset based but also may include the payment of a lump sum for services provided. In addition, the advisor and/or the distributor may make payments to reimburse selected intermediaries for items such as ticket charges (i.e., fees that an intermediary charges its representatives for effecting transactions in fund shares), operational charges, literature printing and/or distribution costs, and networking fees.

The advisor and/or distributor may make other payments or allow other promotional incentives to financial intermediaries to the extent permitted by SEC and FINRA rules and by other applicable laws and regulations.

You can ask your financial intermediary for information about any payments it receives from the advisor and/or the distributor and from the fund, and any services your intermediary provides, as well as about fees and/or commissions your intermediary charges. You can also find more details about payments made by the advisor and/or the distributor in the fund's SAI.

PURCHASE, REDEMPTION, AND EXCHANGE PROCEDURES

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

As a result, when you open an account, we will ask for your name, permanent street address, date of birth, and social security or taxpayer identification number. Addresses containing a P.O. Box will not be accepted. We may also ask for other identifying documents or information.

Purchasing Class A, Class B, and Class C Shares

You can become a shareholder in the fund by making the following minimum initial or additional investments.

                                                                                     Minimum       Minimum
                                                                                     Initial     Additional
ACCOUNT TYPES                                                                      Investment    Investment
-----------------------------------------------------------------------------------------------------------

Retirement plan, Uniform Gift to Minors Act (UGMA)/Uniform Transfers to Minors
Act (UTMA) accounts                                                                  $  500         $ 25

All other accounts                                                                   $1,000         $100



The fund reserves the right to waive or lower purchase minimums under certain circumstances and to reject any purchase order. As of January 1, 2009, the minimum initial investment will increase to $2,500 for all accounts and additional investments will be allowed for as little as $100 for all accounts.



By Phone. You can purchase shares by calling your financial intermediary, if it has a sales agreement with the fund's distributor. Once the initial minimum investment has been made, you can also place purchase orders in amounts equal to or greater than the minimum additional investment amount for your account type by calling Investor Services at 800 677-FUND. Funds will be transferred electronically from your bank account through the Automated Clearing House (ACH) network. Before making a purchase by electronic funds transfer, you must submit a new account form to the fund and elect this option. Be sure to include all of your banking information on the form.



By Wire. You can purchase shares by making a wire transfer from your bank. Before making an initial investment by wire, you must submit a new account form to the fund. After receiving your form, a service representative will contact you with your account number and wiring instructions. Your order will be priced at the next NAV, or public offering price as applicable based on your share class, calculated after the fund's custodian receives your payment by wire. Before making any additional purchases by wire, you should call Investor Services at 800 677-FUND. You cannot purchase shares by wire on days when federally chartered banks are closed.




                                     11
                     PROSPECTUS - First American Income Builder Fund

Policies and Services
Purchasing, Redeeming, and Exchanging Shares CONTINUED


By Mail. To purchase shares by mail, simply complete and sign a new account form, enclose a check made payable to the fund, and mail both to:

REGULAR U.S. MAIL:            OVERNIGHT EXPRESS MAIL:
--------------------------    --------------------------
First American Funds          First American Funds
P.O. Box 3011                 615 East Michigan Street
Milwaukee, WI 53201-3011      Milwaukee, WI 53202


After you have established an account, you may continue to purchase shares by mailing your check to First American Funds at the same address.

Please note the following:
- All purchases must be drawn on a bank located within the United States and payable in U.S. dollars to First American Funds.
- Cash, money orders, non-U.S. Bank cashier's checks for less than $10,000, third-party checks, Treasury checks, credit card checks, traveler's checks, starter checks, and credit cards will not be accepted. We are unable to accept post dated checks, post dated on-line bill pay checks, or any conditional order or payment.
- If a check or ACH transaction does not clear your bank, the funds reserve the right to cancel the purchase, and you may be charged a fee of $25 per check or transaction. You could be liable for any losses or fees incurred by the fund as a result of your check or ACH transaction failing to clear.

By Systematic Investment Plan. To purchase shares as part of a savings discipline, you may add to your investment on a regular basis:

- by having $100 or more ($25 for a retirement plan or a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account) automatically withdrawn from your bank account on a periodic basis and invested in fund shares, or

- through automatic monthly exchanges of your First American fund into another First American Fund of the same class.

You may apply for participation in either of these programs through your financial intermediary or by calling Investor Services at 800 677-FUND.

Redeeming Class A, Class B, and Class C Shares

When you redeem shares, the proceeds normally will be mailed or wired within three days, but in no event more than seven days, after your request is received in proper form.

By Phone. If you purchased shares through a financial intermediary, simply call them to redeem your shares.


If you did not purchase shares through a financial intermediary, you may redeem your shares by calling Investor Services at 800 677-FUND. Proceeds can be wired to your bank account (if you have previously supplied your bank account information to the fund) or sent to you by check. The fund charges a $15 fee for wire redemptions, but has the right to waive this fee for shares redeemed through certain financial intermediaries and by certain individuals. Proceeds also can be sent directly to your bank or brokerage account via electronic funds transfer if your bank or brokerage firm is a member of the ACH network. The First American Funds reserve the right to limit telephone redemptions to $50,000 per account per day.


If you recently purchased your shares by check or through the ACH network, proceeds from the sale of those shares may not be available until your check or ACH payment has cleared, which may take up to 15 calendar days from the date of purchase.

By Mail. To redeem shares by mail, send a written request to your financial intermediary, or to the fund at the following address:

REGULAR U.S. MAIL:            OVERNIGHT EXPRESS MAIL:
--------------------------    --------------------------
First American Funds          First American Funds
P.O. Box 3011                 615 East Michigan Street
Milwaukee, WI 53201-3011      Milwaukee, WI 53202


Your request should include the following information:
- name of the fund
- account number
- dollar amount or number of shares redeemed
- name on the account
- signatures of all registered account owners


After you have established your account, signatures on a written request must be guaranteed if:


- you would like redemption proceeds to be paid to any person, address, or bank account other than that on record.


- you would like the redemption check mailed to an address other than those on the fund's records, or you have changed the address on the fund's records within the last 30 days.

- your redemption request is in excess of $50,000.
- bank information related to an automatic investment plan, telephone purchase or telephone redemption is changed.

In addition to the situations described above, the fund reserves the right to require a signature guarantee in other instances based on the circumstances of a particular situation.

A signature guarantee assures that a signature is genuine and protects shareholders from unauthorized account transfers. Banks, savings and loan associations, trust companies, credit unions, broker-dealers, and member firms of a national securities exchange may guarantee signatures. Call your financial intermediary to determine if it has this capability. A notary public is not an acceptable signature guarantor.

Proceeds from a written redemption request will be sent to you by check unless another form of payment is requested.


By Wire. You can call or write to have redemption proceeds sent to a bank account. See the policies for redeeming shares by phone or by mail. Before requesting to have redemption proceeds sent to a bank account, please make sure the fund has your bank account information on file. If the fund does not have this information, you will need to send written instructions with



                                     12
                     PROSPECTUS - First American Income Builder Fund

Policies and Services
Purchasing, Redeeming, and Exchanging Shares CONTINUED




your bank's name and a voided check or pre-printed savings account deposit slip. You must provide written instructions signed by all fund and bank account owners, and each individual must have their signature guaranteed.


By Systematic Withdrawal Plan. If your account has a value of $5,000 or more, you may redeem a specific dollar amount from your account on a regular basis. You may set up a systematic withdrawal when you complete a new account form or by calling your financial intermediary.


You should not make systematic withdrawals if you plan to continue investing in the fund, due to sales charges and tax liabilities.


Exchanging Class A, Class B, and Class C Shares

If your investment goals or your financial needs change, you may move from one First American Fund to another First American Fund. There is no fee to exchange shares.

Generally, you may exchange your shares only for the same class of shares of the other fund, with certain exceptions, including:
- You may exchange your Class A shares for Class Y shares of the same or another First American Fund if you subsequently become eligible to purchase Class Y shares.
- If you are no longer eligible to hold Class Y shares, you may exchange your shares for Class A shares at net asset value. Class A shares have higher expenses than Class Y shares.

Exchanges are made based on the net asset value per share of each fund at the time of the exchange. When you exchange your Class A shares of one of the funds for Class A shares of another First American Fund, you do not have to pay a sales charge. When you exchange your Class B or Class C shares for Class B or Class C shares, respectively, of another First American Fund, the time you held the shares of the "old" fund will be added to the time you hold the shares of the "new" fund for purposes of determining your CDSC or, in the case of Class B shares, calculating when your shares convert to Class A shares.

Before exchanging into any fund, be sure to read its prospectus carefully. A fund may change or cancel its exchange policies at any time. You will be notified of any changes. The fund has the right to limit exchanges that are deemed to constitute short-term trading. See "Additional Information on Purchasing, Redeeming and Exchanging Shares -- Short-Term Trading of Fund Shares" below.

By Phone. If both funds have identical shareholder registrations, you may exchange shares by calling your financial intermediary or by calling the funds directly at 800 677-FUND.

By Mail. To exchange shares by written request, please follow the procedures under "Redeeming Class A, Class B and Class C Shares" above. Be sure to include the names of both funds involved in the exchange.

By Systematic Exchange Plan. You may add to your investment on a regular basis through automatic monthly exchanges of one First American Fund into another First American Fund of the same class. You may apply for participation in this program through your financial intermediary or by calling Investor Services at 800 677-FUND.

Purchasing, Redeeming, and Exchanging Class R Shares

Eligible retirement plans generally may open an account and purchase Class R shares by contacting any financial intermediary or plan administrator authorized to sell the fund's shares. Participants in retirement plans generally must contact the plan's administrator to purchase, redeem or exchange shares.

Share purchases by eligible retirement plans are generally made by wire transfer. You cannot purchase shares by wire on days when federally chartered banks are closed.

Purchase orders and redemption requests from a retirement plan or participant in the plan must be received by the financial intermediary or plan administrator by the time specified by that institution to be assured same day processing. In order for shares to be purchased or sold at that day's price, the fund must receive the purchase order or redemption request from the financial intermediary or plan administrator by 3:00 p.m. Central time. It is the responsibility of the financial intermediary or plan administrator to promptly transmit orders to the fund.

If the fund receives a redemption request by 3:00 p.m. Central time, payment of the redemption proceeds will ordinarily be made by wire on the next business day. It is possible, however, that payment could be delayed by up to seven days.


Exchanging Class R Shares. If you are a plan participant and your investment goals or your financial needs change, you may exchange your shares for Class R shares of another First American Fund offered through your retirement plan. Exchanges are made at the net asset value per share of each fund at the time of the exchange. There is no fee to exchange shares.


To exchange your shares, call your financial intermediary or plan administrator. In order for your shares to be exchanged the same day, you must call your financial intermediary or plan administrator by the time specified by that institution and your exchange order must be received by the fund by 3:00 p.m. Central time. It is the responsibility of your financial intermediary or plan administrator to promptly transmit your exchange order to the fund.

Before exchanging into any fund, be sure to read its prospectus carefully. A fund may change or cancel its exchange policies, or the funds offered through your retirement plan may change, at any time. You will be notified of any changes. The fund has the right to limit exchanges that are deemed to constitute short-term trading. See "Additional Information on Purchasing, Redeeming


                                     13
                     PROSPECTUS - First American Income Builder Fund

Policies and Services
Purchasing, Redeeming, and Exchanging Shares CONTINUED



and Exchanging Shares -- Short-Term Trading of Fund Shares" below.

Purchasing, Redeeming and Exchanging Class Y Shares


You may purchase or redeem shares by calling your financial intermediary. When purchasing shares, payment must generally be made by wire transfer, which can be arranged by your financial intermediary. You cannot purchase shares by wire on days when federally chartered banks are closed. The fund reserves the right to impose minimum investment amounts on clients of financial intermediaries that charge the fund or the advisor transaction or recordkeeping fees.


If the fund or an authorized financial intermediary receives your redemption request by 3:00 p.m. Central time, payment of your redemption proceeds will ordinarily be made by wire on the next business day. It is possible, however, that payment could be delayed by up to seven days.


Exchanging Class Y Shares. If your investment goals or your financial needs change, you may exchange your shares for Class Y shares of another First American Fund. Exchanges are made at the net asset value per share of each fund at the time of the exchange. There is no fee to exchange shares. If you are no longer eligible to purchase Class Y shares, you may exchange your shares for Class A shares at net asset value. Class A shares have higher expenses than Class Y shares.


To exchange your shares, call your financial intermediary.

Before exchanging into any fund, be sure to read its prospectus carefully. A fund may change or cancel its exchange policies at any time. You will be notified of any changes. The fund has the right to limit exchanges that are deemed to constitute short-term trading. See "Additional Information on Purchasing, Redeeming and Exchanging Shares -- Short-Term Trading of Fund Shares" below.

Systematic Transactions. You may add to your investment, or redeem a specific dollar amount from your account, on a regular, automatic basis through a systematic investment or withdrawal plan. You may also move from one First American Fund to another First American Fund of the same class on a regular basis through automatic monthly exchanges. You may apply for participation in these programs through your financial intermediary.

You should not make systematic withdrawals if you plan to continue investing in a fund, due to sales charges and tax liabilities.

ADDITIONAL INFORMATION ON PURCHASING, REDEEMING AND EXCHANGING SHARES

Calculating Net Asset Value


The fund generally calculates its NAV as of 3:00 p.m. Central time every day the New York Stock Exchange is open. The fund does not calculate its NAV on national holidays, or any other days, on which the NYSE is closed for trading.



The fund's NAV is equal to the market value of its investments and other assets, less any liabilities, divided by the number of fund shares. The assets of the fund normally will consist primarily of shares of the underlying funds, which are valued at their net asset values.


For the underlying funds, investments and other assets will be valued at their market values. For securities traded on an exchange, we receive the price as reported by the exchange from one or more independent pricing services that have been approved by the fund's board of directors. These independent pricing services also provide security valuations for certain other underlying fund investments not traded on an exchange. If market prices are not readily available for an investment or if the advisor believes they are unreliable, fair value prices may be determined in good faith using procedures approved by the fund's board of directors. Under these procedures, fair values are generally determined by a pricing committee appointed by the board of directors. The types of securities for which such fair value pricing might be required include, but are not limited to:
- Securities, including securities traded in foreign markets, where an event occurs after the close of the market in which such security principally trades, but before NAV is determined, that will affect the value of such security, or the closing value is otherwise deemed unreliable;
- Securities whose trading has been halted or suspended;
- Fixed-income securities that have gone into default and for which there is no current market value quotation; and
- Securities with limited liquidity, including certain high-yield securities or securities that are restricted as to transfer or resale.

Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its NAV per share.

Short-Term Trading of Fund Shares


The fund discourages purchases and redemptions of its shares in response to short-term fluctuations in the securities markets. The fund's board of directors has adopted policies and procedures designed to detect and deter short-term trading in the fund's shares that may disadvantage long-term fund shareholders.



                                     14
                     PROSPECTUS - First American Income Builder Fund

Policies and Services
Purchasing, Redeeming, and Exchanging Shares CONTINUED



These policies are described below. The fund will not knowingly accommodate trading in the fund's shares in violation of these policies.

Risks Associated with Short-Term Trading. Short-term trading in the fund's shares, particularly in larger amounts, may be detrimental to long-term shareholders of the fund. Depending on various factors, including the size of a fund, the amount of assets the fund typically maintains in cash or cash equivalents, the dollar amount and number and frequency of trades, and the types of securities in which the fund typically invests, short-term trading may interfere with the efficient management of the fund's portfolio, increase the fund's transaction costs, administrative costs and taxes, and/or impact the fund's performance.

In addition, the nature of the fund's portfolio holdings may allow a shareholder engaging in a short-term trading strategy to take advantage of possible delays between the change in the value of the fund's portfolio holdings and the reflection of that change in the net asset value of the fund's shares. Such a delay may occur in funds that have significant investments in foreign securities, where the value of those securities is established some time before the fund calculates its own share price, or in funds that hold significant investments in small-cap securities, high-yield (junk) bonds and other types of investments that may not be frequently traded. This type of short-term trading is sometimes referred to as "arbitrage market timing," and there is the possibility that such trading may dilute the value of fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based upon net asset values which do not reflect appropriate fair value prices.

Short-Term Trading Policies. The fund's advisor monitors trading in fund shares in an effort to identify short-term trading activity that may disadvantage long-term shareholders. Only transactions that exceed a certain dollar threshold that has been determined to be potentially disruptive to the management of a fund are subject to monitoring. It is the policy of the fund to permit no more than one round trip by an investor during any 90-calendar-day period. A round trip is defined as a purchase into or redemption out of a fund (including purchases or redemptions accomplished by an exchange) paired with an opposite direction redemption out of or purchase into the same fund within 10 calendar days, in a dollar amount that exceeds the monitoring threshold. If the advisor determines that a shareholder has made more than one round trip during any 90-calendar-day period, the shareholder conducting such trading will, in less serious instances, be given an initial warning to discontinue such trading. In more serious instances (generally involving larger dollar amounts), or in the case of a second violation after an initial warning has been given, the shareholder may be temporarily or permanently barred from making future purchases into the fund or, alternatively, the fund may limit the amount, number or frequency of any future purchases and/or the method by which the shareholder may request future purchases (including purchases by an exchange or transfer between a fund and any other fund). In addition to the foregoing sanctions, the fund reserves the right to reject any purchase order at any time and for any reason, without prior written notice. The fund also reserves the right to revoke the exchange privileges of any person at any time and for any reason. In making determinations concerning the rejection of purchase orders and the revocation of exchange privileges, and in considering which sanctions to impose, the fund may consider an investor's trading history in any of the First American Funds, in non-First American mutual funds, or in accounts under a person's common ownership or control.

Certain transactions are not subject to the fund's short-term trading policies. These include transactions such as systematic redemptions and purchases; retirement plan contributions, loans and distributions (including hardship withdrawals); purchase transactions involving transfers of assets, rollovers, Roth IRA conversions and IRA re-characterizations; regular portfolio re-balancings in fee-based programs of registered investment advisors, financial planners and registered broker-dealers; and similar transactions.


Fund shares are frequently held through omnibus account arrangements, whereby a broker-dealer, investment advisor, retirement plan sponsor or other financial intermediary maintains an omnibus account with a fund for trading on behalf of its customers. The fund generally seeks to apply its short-term trading policies and procedures to these omnibus account arrangements, and monitor trading activity at the omnibus account level to attempt to identify disruptive trades. Under agreements that the fund (or the fund's distributor) have entered into with intermediaries, the fund may request transaction information from intermediaries at any time in order to determine whether there has been short-term trading by the intermediaries' customers. The fund will request that the intermediary provide individual account level detail (or participant level detail in the case of retirement plans) to the fund if more than one round trip in any 90 day period is detected at the omnibus or plan level and such round trips appear to be (a) attributable to an individual shareholder or plan participant and (b) potentially detrimental to the respective fund and its shareholders based on such factors as the time between transactions, the size of the transactions and the type of fund involved. If short-term trading is detected at the individual account or participant level, the fund will request that the intermediary take appropriate action to curtail the activity. If the financial intermediary does not take action, the fund will take such steps as are reasonably practicable to curtail the excessive trading, including terminating the relationship with the intermediary if necessary. An intermediary may apply its own short-term trading policies and procedures, which may be more or less restrictive than the fund's policies and procedures. If you purchase or sell fund shares through an intermediary, you should contact them to determine whether they impose different requirements or restrictions.




                                     15
                     PROSPECTUS - First American Income Builder Fund

Policies and Services
Purchasing, Redeeming, and Exchanging Shares CONTINUED




Telephone Transactions

The fund and its agents will not be responsible for any losses that may result from acting on wire or telephone instructions that they reasonably believe to be genuine. The fund and its agents will each follow reasonable procedures to confirm that instructions received by telephone are genuine, which may include taping telephone conversations.


Once a telephone transaction has been placed, it cannot be canceled or modified.


It may be difficult to reach the fund by telephone during periods of unusual market activity. If you are unable to reach the fund or its agents by telephone, please consider sending written instructions.

Accounts with Low Balances


The fund reserves the right to liquidate or assess a low balance fee to any account holding a balance that is less than the account balance minimum of $500 for any reason, including market fluctuation.





Annually, on or about the second Wednesday of August, the fund will assess a $15 low balance fee to certain retirement accounts, education savings plans, and UGMA/UTMA accounts that have balances under the account balance minimum. At the same time, other accounts with balances under the account balance minimum will be liquidated, with proceeds being mailed to the address of record. Shareholders will receive a communication reminding them of this scheduled action in their second quarter account statements, thereby providing time to ensure that balances are at or above the account balance minimum prior to the assessment of the low balance fee or liquidation of low balance accounts.







                                     16
                     PROSPECTUS - First American Income Builder Fund

Policies and Services
Managing Your Investment

STAYING INFORMED

Shareholder Reports

Shareholder reports are mailed twice a year. They include financial statements and performance information, and, on an annual basis, a message from your portfolio managers and the report of independent registered public accounting firm.

In an attempt to reduce shareholder costs and help eliminate duplication, the fund will try to limit its mailings to one report for each address that lists one or more shareholders with the same last name. If you would like additional copies, please call Investor Services at 800 677-FUND.

Statements and Confirmations

Statements summarizing activity in your account are mailed quarterly. Confirmations generally are mailed following each purchase or sale of fund shares, but some transactions, such as systematic purchases and dividend reinvestments, are reported on your account statement. Generally, the fund does not send statements for shares held in a brokerage account or to individuals who have their shares held in an omnibus account, such as retirement plan participants. Please review your statements and confirmations as soon as you receive them and promptly report any discrepancies to your financial intermediary or to Investor Services at 800 677-FUND.

DIVIDENDS AND DISTRIBUTIONS

Dividends from the fund's net investment income are declared and paid monthly. Any capital gains are distributed at least once each year.

On the ex-dividend date for a distribution, the fund's share price is reduced by the amount of the distribution. If you buy shares just before the ex-dividend date, in effect, you "buy the dividend." You will pay the full price for the shares and then receive a portion of that price back as a taxable distribution.

Dividend and capital gain distributions will be reinvested in additional shares of the fund, unless you request that distributions be reinvested in another First American Fund or paid in cash. This request may be made on your new account form, by contacting your financial intermediary, or by calling Investor Services at 800 677-FUND. If you request that your distributions be paid in cash but those distributions cannot be delivered because of an incorrect mailing address, or if a distribution check remains uncashed for six months, the undelivered or uncashed distributions and all future distributions will be reinvested in fund shares at the current NAV.


TAXES


Some of the tax consequences of investing in the fund are discussed below. More information about taxes is in the SAI. However, because everyone's tax situation is unique, always consult your tax professional about federal, state, and local tax consequences.


Taxes on Distributions

The fund pays its shareholders dividends from its net investment income and any net capital gains that it has realized. For most investors, fund dividends and distributions are considered taxable whether they are reinvested or taken in cash (unless your investment is in an IRA or other tax-advantaged account).

Dividends paid from the net investment income of the fund may constitute "qualified dividends" taxable at the same rate as long-term capital gains (currently subject to a maximum rate of 15%). The fund will inform its shareholders of the portion of its dividends (if any) that constitutes "qualified dividends." Dividends paid from the fund's net investment income that do not constitute "qualified dividends" and dividends paid from short-term capital gains are taxable as ordinary income. Distributions of the fund's long-term capital gains are taxable as long-term gains, regardless of how long you have held your shares.

Taxes on Transactions

The sale of fund shares, or the exchange of the fund's shares for shares of another fund, will be a taxable event and may result in a capital gain or loss. The gain or loss will be considered long-term if you have held your shares for more than one year. A gain or loss on shares held for one year or less is considered short-term and is taxed at the same rates as ordinary income.

The exchange of one class of shares for another class of shares in the same fund will not be taxable.

Considerations for Retirement Plan Clients

A plan participant whose retirement plan invests in the fund generally is not taxed on fund dividends or distributions received by the plan or on sales or exchanges of fund shares by the plan for federal income tax purposes. However, distributions to plan participants from a retirement plan generally are taxable to plan participants as ordinary income. You should consult your tax professional about federal, state and local tax considerations.

More information about tax considerations that may affect the fund and its shareholders appears in the fund's SAI.



                                     17
                     PROSPECTUS - First American Income Builder Fund

Additional Information
Management


FAF Advisors, Inc. is the fund's investment advisor. FAF Advisors provides investment management services to individuals and institutions, including corporations, foundations, pensions, and retirement plans. As of September 30, 2008, FAF Advisors had more than $99 billion in assets under management, including investment company assets of more than $86 billion. As investment advisor, FAF Advisors manages the fund's business and investment activities, subject to the authority of the fund's board of directors.


The fund pays the investment advisor a monthly management fee for providing investment advisory services equal, on an annual basis, to 0.10% of the fund's average daily net assets. The advisor waived all management fees for the fund's most recently completed fiscal period.


A discussion regarding the basis for the board of directors' approval of the fund's investment advisory agreement appears in the fund's annual report to shareholders for the fiscal year ended August 31, 2008.


Direct Correspondence to:

First American Funds
P.O. Box 1330
Minneapolis, MN 55440-1330

Investment Advisor

FAF Advisors, Inc.
800 Nicollet Mall
Minneapolis, MN 55402

Distributor

Quasar Distributors, LLC
615 E. Michigan Street
Milwaukee, WI 53202

ADDITIONAL COMPENSATION

FAF Advisors, U.S. Bank National Association (U.S. Bank) and other affiliates of U.S. Bancorp may act as fiduciary with respect to plans subject to the Employee Retirement Income Security Act of 1974 (ERISA) and other trust and agency accounts that invest in the First American Funds. As described above, FAF Advisors receives compensation for acting as the fund's investment advisor. FAF Advisors, U.S. Bank and their affiliates also receive compensation in connection with the following:

Custody Services. U.S. Bank provides custody services to the fund. U.S. Bank is paid monthly fees equal, on an annual basis, to 0.005% of the fund's average daily net assets.

Transfer Agency Services. U.S. Bancorp Fund Services, LLC (Fund Services) provides transfer agency and dividend disbursing services, as well as certain shareholder services, to the fund. Fund Services receives fees for transfer agency and dividend disbursing services on a per shareholder account basis, subject to a minimum fee per share class. In addition, the fund may reimburse Fund Services for any out-of-pocket expenses incurred in providing transfer agency services.

Distribution Services. Quasar Distributors, LLC, an affiliate of FAF Advisors, receives distribution and shareholder servicing fees for acting as the fund's distributor.

Other Compensation. To the extent that fund shares are held through U.S. Bank or its broker-dealer affiliate, U.S. Bancorp Investments, Inc., those entities may receive distribution and/or shareholder servicing fees from the fund's distributor as well as other payments from the fund's distributor and/or advisor as described above under "Policies and Services -- Purchasing, Redeeming, and Exchanging Shares -- Compensation Paid to Financial Intermediaries -- Additional Payments to Intermediaries."

PORTFOLIO MANAGEMENT




David R. Cline is responsible for the day-to-day management of the fund. Mr. Cline allocates the fund's assets across the underlying funds based on the advice of the investment advisor's asset allocation committee, of which David Chalupnik, CFA, Keith B. Hembre, CFA, Tony Rodriguez, Thomas S. Schreier, and John G. Wenker are members. Mr. Cline, Senior Equity Portfolio Manager, has been primarily responsible for the day-to-day management of the fund since its inception in May 2006. Mr. Cline entered the financial services industry when he joined FAF Advisors in 1989.



Mr. Chalupnik, Senior Managing Director, Head of Equities, entered the financial services industry in 1984 and joined FAF Advisors in 2002.



Mr. Hembre, Chief Economist and Chief Investment Strategist, entered the financial services industry in 1992 and joined FAF Advisors in 1997.



Mr. Rodriguez, Senior Managing Director, Head of Fixed Income, entered the financial services industry in 1984 and joined FAF Advisors in 2002.



Mr. Schreier, Chief Executive Officer and Chief Investment Officer, entered the financial services industry in 1986 and joined FAF Advisors in 2000.



Mr. Wenker, Head of Real Estate, entered the financial services industry in 1983 and joined FAF Advisors in 1992.



The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the fund.

Additional Information
More About the Fund




                                     18
                     PROSPECTUS - First American Income Builder Fund

OBJECTIVES

The fund's objectives, which are described in the "Fund Summary" section, may be changed without shareholder approval. If the fund's objectives change, you will be notified at least 60 days in advance. Please remember: There is no guarantee that the fund will achieve its objectives.

INVESTMENT STRATEGIES

The fund's principal investment strategies are discussed in the "Fund Summary" section. These are the strategies that the fund's investment advisor believes are most likely to be important in trying to achieve the fund's objective. You should be aware that the fund may also use strategies and invest in securities that are not described in this prospectus, but that are described in the SAI. For a copy of the SAI, call Investor Services at 800 677-FUND.

PORTFOLIO TURNOVER

The fund's investment advisor expects to make asset reallocation decisions on a monthly basis, although it may make these decisions more frequently if warranted by market conditions. Although the fund is expected to have low portfolio turnover rates, the underlying funds may trade securities frequently, resulting, from time to time, in an annual portfolio turnover rate of over 100%. Trading of securities may produce capital gains, which are taxable to shareholders, including the fund, when distributed. Active trading may also increase the amount of commissions or mark-ups to broker-dealers that the underlying fund pays when it buys and sells securities.

DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the fund's policies and procedures with respect to the disclosure of its portfolio securities is available in the fund's SAI.






                                     19
                     PROSPECTUS - First American Income Builder Fund

Additional Information
The Underlying Funds

The objectives, principal investment strategies, and principal risks of the underlying funds are summarized below. There is no assurance that any of the underlying funds' investment objectives will be achieved.

Additional information about the underlying funds is contained in their prospectuses and statements of additional information. You can obtain copies of these documents by calling 800 677-FUND.

Equity Income Fund

OBJECTIVE

Equity Income Fund's objective is long-term growth of capital and income.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, Equity Income Fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in equity securities of companies which the fund's investment advisor believes are characterized by:
- the ability to pay above average dividends.
- the ability to finance expected growth.
- strong management.

The fund will attempt to maintain a dividend that will grow quickly enough to keep pace with inflation. As a result, higher-yielding equity securities will generally represent the core holdings of the fund. However, the fund also may invest in lower-yielding, higher growth equity securities if the advisor believes they will help balance the portfolio. The fund's equity securities include common stocks and preferred stocks, and corporate debt securities which are convertible into common stocks. All such equity securities will provide current income at the time of purchase.

The fund invests in convertible debt securities in pursuit of both long-term growth of capital and income. The securities' conversion features provide long-term growth potential, while interest payments on the securities provide income. The fund may invest in convertible debt securities without regard to their ratings, and therefore may hold convertible debt securities which are rated lower than investment grade.

The fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions.

The fund may utilize options, futures contracts, and options on futures contracts ("derivatives"). The fund may use these derivatives to manage market or business risk or enhance the fund's return. The use of derivatives is speculative if the fund is primarily seeking to enhance return, rather than offset the risk of other positions. When the fund invests in a derivative for speculative purposes, the fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative's cost.

Up to 25% of the fund's total assets may be invested in securities of foreign issuers which are either listed on a U.S. stock exchange or represented by American Depositary Receipts that may or may not be sponsored by a domestic bank. These securities may be of the same type as the fund's permissible investments in U.S. domestic securities.

PRINCIPAL RISKS

The value of your investment in this fund will change daily, which means an investor in the fund could lose money. The principal risks of investing in this fund include:
- Active Management Risk
- Common Stock Risk
- Credit Risk
- Derivative Instrument Risk
- Foreign Security Risk
- Interest Rate Risk
- Non-Investment Grade Securities Risk
- Securities Lending Risk

See "The Underlying Funds' Principal Risks" below for a discussion of these risks.

Large Cap Value Fund

OBJECTIVE

Large Cap Value Fund's primary objective is capital appreciation. Current income is a secondary objective of the fund.

PRINCIPAL INVESTMENT STRATEGIES


Under normal market conditions, Large Cap Value Fund invests primarily (at least 80% of net assets, plus the amount of any borrowings for investment purposes) in common stocks of large-capitalization companies, defined as companies that have market capitalizations within the range of market capitalizations of companies constituting the Russell 1000 Index. This index measures the performance of the 1,000 largest U.S. companies based on total market capitalization. While the market capitalizations of companies in the Russell 1000 Index ranged from approximately $25 million to $391.6 billion as of October 31, 2008, the advisor typically invests in common stocks that have market capitalizations of at least $3 billion at the time of purchase.


In selecting stocks, the fund's advisor invests in securities it believes:

- are undervalued relative to other securities in the same industry or market.



                                     20
                     PROSPECTUS - First American Income Builder Fund

Additional Information
The Underlying Funds CONTINUED


- exhibit good or improving fundamentals.

- exhibit an identifiable catalyst that could close the gap between market value and fair value over the next one to two years.

The fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions.

The fund may utilize options, futures contracts, and options on futures contracts ("derivatives"). The fund may use these derivatives to manage market or business risk or enhance the fund's return. The use of derivatives is speculative if the fund is primarily seeking to enhance return, rather than offset the risk of other positions. When the fund invests in a derivative for speculative purposes, the fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative's cost.

Up to 25% of the fund's total assets may be invested in securities of foreign issuers which are either listed on a U.S. stock exchange or represented by American Depositary Receipts that may or may not be sponsored by a domestic bank. These securities may be of the same type as the fund's permissible investments in U.S. domestic securities.

PRINCIPAL RISKS

The value of an investment in this fund will change daily, which means an investor in the fund could lose money. The principal risks of investing in this fund include:
- Active Management Risk
- Common Stock Risk
- Derivative Instrument Risk
- Foreign Security Risk
- Securities Lending Risk

See "The Underlying Funds' Principal Risks" below for a discussion of these risks.

Quantitative Large Cap Value Fund

OBJECTIVE

Quantitative Large Cap Value Fund's objective is to provide, over the long term, a total return that exceeds the total return of the Russell 1000 Value Index.

PRINCIPAL INVESTMENT STRATEGIES


The fund invests, under normal market conditions, at least 80% of its net assets plus the amount of any borrowings for investment purposes in common stocks of large-capitalization companies, although it is currently anticipated that the fund normally will invest at least 95% of its net assets in these stocks. The fund defines large-capitalization companies as companies that have market capitalizations at the time of purchase within the range of market capitalizations of companies in the Russell 1000 Index. The Russell 1000 Index is an unmanaged index of the 1,000 largest companies in the Russell 3000 Index (an index of the 3,000 largest companies in the United States, based on total market capitalization), which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The market capitalizations of companies in the Russell 1000 Index ranged from approximately $25 million to $391.6 billion as of October 31, 2008, with an average market capitalization of approximately $72.1 billion. Although the fund may from time to time emphasize smaller or larger capitalization companies within this range as a result of the quantitative process discussed below, the advisor anticipates that generally the fund's capitalization weightings will be similar to those of the Russell 1000 Index. The fund's investments may include common stocks of foreign issuers which are listed on a United States stock exchange and included in the Russell 1000 Index.


The fund is actively managed using a proprietary quantitative process which projects a stock's performance based upon a variety of factors, such as the stock's growth or value style, market capitalization, earnings volatility, earnings yield, financial leverage and currency sensitivity. This process tracks the historical performance of each of these factors against relevant economic and market variables, and then determines how each of the factors is expected to perform given today's economic conditions. The process then measures the relative sensitivity of each of the stocks in the fund's investable universe to the various factors and projects each stock's performance based on this sensitivity. Stocks are selected for purchase or sale using an optimization formula which is designed to maximize the fund's overall projected return within the constraints that have been established to limit the fund's tracking error as compared to the Russell 1000 Value Index.

In selecting common stocks, the advisor is limited to companies included in the Russell 1000 Index, but will invest principally in companies that also are included in the Russell 1000 Value Index. The Russell 1000 Value Index consists of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. If a company held by the fund falls out of the Russell 1000 Index, the fund will sell the security as soon as practicable. The fund will not hold all of the securities in the Russell 1000 Index or the Russell 1000 Value Index.

In addition to investing in common stocks within the Russell 1000 Index, the fund may invest in stock index futures contracts and exchange traded funds in order to reduce cash balances in the fund and increase the level of fund assets exposed to companies within the fund's benchmark index.

The fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions.



                                     21
                     PROSPECTUS - First American Income Builder Fund

Additional Information
The Underlying Funds CONTINUED


PRINCIPAL RISKS

The value of an investment in this fund will change daily, which means an investor in the fund could lose money. The principal risks of investing in this fund include:

- Active Quantitative Management Risk
- Additional Expenses
- Common Stock Risk
- Derivative Instrument Risk
- Foreign Security Risk
- Securities Lending Risk

See "The Underlying Funds' Principal Risks" below for a discussion of these risks.

Real Estate Securities Fund

OBJECTIVE

Real Estate Securities Fund's objective is to provide above average current income and long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, Real Estate Securities Fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in income-producing common stocks of publicly traded companies engaged in the real estate industry. These companies derive at least 50% of their revenues or profits from the ownership, construction, management, financing or sale of real estate, or have at least 50% of the fair market value of their assets invested in real estate. The advisor will select companies that it believes exhibit strong management teams, a strong competitive position, above average growth in revenues and a sound balance sheet.

A majority of the fund's total assets will be invested in real estate investment trusts (REITs). REITs are publicly traded corporations or trusts that invest in residential or commercial real estate. REITs generally can be divided into the following three types:

- equity REITs, which invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains or real estate appreciation.

- mortgage REITs, which invest the majority of their assets in real estate mortgage loans and derive their income primarily from interest payments.

- hybrid REITs, which combine the characteristics of equity REITs and mortgage REITs.

The fund expects to emphasize investments in equity REITs, although it may invest in all three kinds of REITs.

The fund may invest up to 15% of its total assets in non-dollar denominated securities of foreign issuers. In addition, the fund may invest up to 25% of its assets, collectively, in non-dollar denominated securities of foreign issuers and in securities of foreign issuers that are either listed on a U.S. stock exchange or represented by American Depositary Receipts that may or may not be sponsored by a domestic bank.

The fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions.

The fund may utilize options, futures contracts, and options on futures contracts ("derivatives"). The fund may use these derivatives to manage market or business risk, enhance the fund's return, or hedge against adverse movements in currency exchange rates. The use of derivatives is speculative if the fund is primarily seeking to enhance return, rather than offset the risk of other positions. When the fund invests in a derivative for speculative purposes, the fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative's cost.

PRINCIPAL RISKS

The value of an investment in this fund will change daily, which means an investor in the fund could lose money. The principal risks of investing in this fund include:

- Active Management Risk
- Common Stock Risk
- Derivative Instrument Risk
- Foreign Security Risk
- International Investing Risk
- Non-Diversification Risk
- Real Estate Sector Risk
- Real Estate Investment Trust Risk
- Securities Lending Risk

See "The Underlying Funds' Principal Risks" below for a discussion of these risks.

High Income Bond Fund

OBJECTIVE

High Income Bond Fund's objective is to provide investors with a high level of current income.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, High Income Bond Fund will invest primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in debt securities rated lower than investment grade at the time of purchase or in unrated securities of comparable quality (securities commonly referred to as "high-yield" securities or "junk bonds"). These securities generally provide high income in an effort to compensate investors for their higher risk of default, which is the failure to make required interest or principal payments.


                                     22
                     PROSPECTUS - First American Income Builder Fund

Additional Information
The Underlying Funds CONTINUED



High-yield bond issuers include small or relatively new companies lacking the history or capital to merit investment-grade status, former blue chip companies downgraded because of financial problems, companies electing to borrow heavily to finance or avoid a takeover or buyout, and firms with heavy debt loads. Fund managers employ a bottom up approach to investing. They devote more resources to evaluating individual securities rather than assessing macro-economic trends. Securities are selected using fundamental credit research to identify relative value in the market. Positions are sold in anticipation of credit deterioration or when a security is priced expensively relative to other comparable investments.

There is no minimum rating requirement and no limitation on the average maturity or average effective duration of securities held by the fund.

The fund may invest up to 25% of its total assets in dollar denominated debt obligations of foreign corporations and governments. Up to 20% of the fund's total assets may be invested in debt obligations issued by governmental and corporate issuers that are located in emerging market countries. A country is considered to have an "emerging market" if it has a relatively low gross national product per capita compared to the world's major economies, and the potential for rapid economic growth, provided that no issuer included in the fund's current benchmark index will be considered to be located in an emerging market country.

The fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions to generate additional income.


The fund may utilize the following derivatives: options; futures contracts; options on futures contracts; interest rate caps and floors; interest rate, total return and credit default swap agreements; and options on the foregoing types of swap agreements. The fund may enter into standardized derivatives contracts traded on domestic or foreign securities exchanges, boards of trade, or similar entities, and non-standardized derivatives contracts traded in the over-the-counter ("OTC") market. The fund may use these derivatives in an attempt to manage market risk, credit risk and yield curve risk, to manage the effective maturity or duration of securities in the fund's portfolio or for speculative purposes in an effort to increase the fund's yield or to enhance returns. The use of a derivative is speculative if the fund is primarily seeking to enhance returns, rather than offset the risk of other positions. When the fund invests in a derivative for speculative purposes, the fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater that the derivative's cost. The fund may not use any derivative to gain exposure to a security or type of security that it would be prohibited by its investment restrictions from purchasing directly.


PRINCIPAL RISKS

The price and yield of this fund will change daily due to changes in interest rates and other factors, which means an investor in the fund could lose money. The principal risks of investing in this fund include:

- Active Management Risk
- Call Risk
- Credit Risk
- Derivative Instrument Risk
- Emerging Markets Risk
- Foreign Security Risk
- High-Yield Securities Risk
- Income Risk
- Interest Rate Risk
- Liquidity Risk
- Securities Lending Risk

See "The Underlying Funds' Principal Risks" below for a discussion of these risks.

U.S. Government Mortgage Fund

OBJECTIVE

U.S. Government Mortgage Fund's objective is to provide investors with high current income to the extent consistent with the preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, U.S. Government Mortgage Fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in mortgage-related securities issued or guaranteed by the U.S. government or its agencies or instrumentalities.

U.S. government securities are bonds or other debt obligations issued or guaranteed as to principal and interest by the U.S. government or one of its agencies or instrumentalities. U.S. Treasury securities and some obligations of U.S. government agencies and instrumentalities are supported by the "full faith and credit" of the United States government. Other U.S. government securities are backed by the right of the issuer to borrow from the U.S. Treasury. Still others are supported only by the credit of the issuer or instrumentality. Mortgage-backed securities include securities issued by U.S. government-sponsored entities such as the Government National Mortgage Association, the Federal National Mortgage Association, and the Federal Home Loan Mortgage Corporation.

When selecting securities for the fund, the portfolio managers use a "top-down" approach, looking first at general economic factors and market conditions, then at individual securities.



                                     23
                     PROSPECTUS - First American Income Builder Fund

Additional Information
The Underlying Funds CONTINUED


The fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions to generate additional income.

Under normal market conditions, the fund attempts to maintain a weighted average effective maturity of ten years or less.


The fund may utilize the following derivatives: options; futures contracts; options on futures contracts; interest rate caps and floors; interest rate, total return and credit default swap agreements; and options on the foregoing types of swap agreements. The fund may enter into standardized derivatives contracts traded on domestic or foreign securities exchanges, boards of trade, or similar entities, and non-standardized derivatives contracts traded in the over-the-counter ("OTC") market. The fund may use these derivatives in an attempt to manage market risk, credit risk and yield curve risk, to manage the effective maturity or duration of securities in the fund's portfolio or for speculative purposes in an effort to increase the fund's yield or to enhance returns. The use of a derivative is speculative if the fund is primarily seeking to enhance returns, rather than offset the risk of other positions. When the fund invests in a derivative for speculative purposes, the fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative's cost. The fund may not use any derivative to gain exposure to a security or type of security that it would be prohibited by its investment restrictions from purchasing directly.


PRINCIPAL RISKS

The price and yield of this fund will change daily due to changes in interest rates and other factors, which means an investor in the fund could lose money. The principal risks of investing in this fund include:

- Active Management Risk
- Credit Risk
- Derivative Instrument Risk
- Income Risk
- Interest Rate Risk
- Mortgage-Backed Securities Risk
- Securities Lending Risk

See "The Underlying Funds' Principal Risks" below for a discussion of these risks.

The Underlying Funds' Principal Risks

The principal risks of investing in the underlying funds are described below.

Active Management Risk. Each fund is actively managed and its performance therefore will reflect in part the advisor's ability to make investment decisions which are suited to achieving the fund's investment objective. Due to its active management, a fund could underperform other mutual funds with similar investment objectives.

Active Quantitative Management Risk. The Quantitative Large Cap Value Fund is actively managed using the quantitative process described above under "Principal Investment Strategies" for the fund. Securities selected using this process could underperform the market as a whole as a result of the factors used in the process, the weight placed on each factor, and changes in the way each factor performs in today's economic conditions as compared to the factor's historical performance. Due to its active management, the fund could underperform its benchmark index or other mutual funds with similar investment objectives.

Call Risk. Investments in debt securities are subject to call risk. Bonds may be redeemed at the option of the issuer, or "called," before their stated maturity date. In general, an issuer will call its bonds if they can be refinanced by issuing new bonds which bear a lower interest rate. The fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Common Stock Risk. Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular country, company, industry, or sector of the market. In addition, the types of stocks in which a particular fund invests, such as value stocks or large-capitalization issuer stocks, may underperform the market as a whole.

Credit Risk. By investing in debt securities, an underlying fund is subject to the risk that the issuers of debt securities held by the fund will not make payments on the securities or that the other party to an investment contract will default on its obligations. There is also the risk that an issuer could suffer adverse changes in financial condition that could lower the credit quality of a security. This could lead to greater volatility in the price of the security and in shares of the fund. Also, a change in the credit quality rating of a bond could affect the bond's liquidity and make it more difficult for the fund to sell. When a fund purchases unrated securities, it will depend on the advisor's analysis of credit risk without the assessment of an independent rating organization, such as Moody's or Standard & Poor's.

Derivative Instrument Risk. The use of derivative instruments exposes a fund to additional risks and transaction costs. Risks inherent in the use of derivative instruments include: the risk that securities prices, foreign currencies, index prices, or interest rates will not move in the direction that the advisor anticipates; in the case of a credit default swap, the risk that the advisor will not correctly evaluate the creditworthiness of the company or companies on which the swap is based; an imperfect correlation between the price of derivative instruments and movements in the prices of the securities being hedged; the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; leverage risk, which is the risk that adverse price movements in an instrument can result in


                                     24
                     PROSPECTUS - First American Income Builder Fund

Additional Information
The Underlying Funds CONTINUED



a loss substantially greater than the fund's initial investment in that instrument; and, particularly in the case of privately negotiated instruments, the risk that the counterparty will fail to perform its obligations, which could leave the fund worse off than if it had not entered into the position. If a fund uses derivative instruments and the advisor's judgment proves incorrect, the fund's performance could be worse than if it had not used these instruments.

The funds may enter into over-the-counter (OTC) transactions in derivatives. Transactions in the OTC markets generally are conducted on a principal-to-principal basis. The terms and conditions of these instruments generally are not standardized and tend to be more specialized or complex, and the instruments may be harder to value. In addition, there may not be a liquid market for OTC derivatives. As a result, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

Emerging Markets Risk. The risks of international investing are particularly significant in emerging markets. Investing in emerging markets generally involves exposure to economic structures that are less diverse and mature, and to political systems that are less stable (which includes an amplified risk of war and terrorism), than those of developed countries. In addition, issuers in emerging markets typically are subject to a greater degree of change in earnings and business prospects than are companies in developed markets. Fluctuations in the prices of securities of issuers in emerging markets can be especially sudden and substantial. Furthermore, high rates of inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on economies and securities markets of certain emerging market countries.

Foreign Security Risk. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers. For certain foreign countries, political or social instability, or diplomatic developments could adversely affect the securities. There is also the risk of loss due to governmental actions such as a change in tax statutes or the modification of individual property rights. In addition, individual foreign economies may differ favorably or unfavorably from the U.S. economy. The holder of an American Depositary Receipt that is not sponsored by a domestic bank may have limited voting rights and may not receive as much information about the issuer of the underlying securities as would the holder of a sponsored depositary receipt.

Investing in non-dollar denominated foreign securities involves risks not typically associated with U.S. investing. These risks are described further under "International Investing Risk."

High-Yield Securities Risk. A significant portion of the portfolio of High Income Bond Fund may consist of corporate debt obligations rated below investment grade, which are commonly referred to as "high-yield" securities or "junk bonds." Although these securities usually offer higher yields than investment grade securities, they also involve more risk. High-yield bonds may be more susceptible to real or perceived adverse economic conditions than investment grade bonds. In addition, the secondary trading market may be less liquid. High-yield securities generally have more volatile prices and carry more risk to principal than investment grade securities.

Income Risk. The income of High Income Bond Fund and U.S. Government Mortgage Fund could decline due to falling market interest rates. This is because, in a falling interest rate environment, the funds generally will have to invest the proceeds from sales of fund shares, as well as the proceeds from maturing portfolio securities (or portfolio securities that have been called, see "Call Risk" above, or prepaid, see "Mortgage-Backed Securities Risk" below) in lower-yielding securities.

Interest Rate Risk. Debt securities in the underlying funds will fluctuate in value with changes in interest rates. In general, debt securities will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term debt securities are generally more sensitive to interest rate changes.

International Investing Risk. Real Estate Securities Fund may invest up to 15% of its total assets in non-dollar denominated foreign securities. International investing involves risks not typically associated with U.S. investing. These risks include:

Currency Risk. Because foreign securities, with the exception of American Depositary Receipts, often trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect a fund's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. A strong U.S. dollar relative to these other currencies will adversely affect the value of the fund.

Foreign Securities Market Risk. Securities of many non-U.S. companies may be less liquid and their prices more volatile than securities of comparable U.S. companies. Securities of companies traded in many countries outside the U.S., particularly emerging markets countries, may be subject to further risks due to the inexperience of local investment professionals and financial institutions, the possibility of permanent or temporary termination of trading, and greater spreads between bid and asked prices for securities. In addition, non-U.S. stock exchanges and investment professionals are subject to less governmental regulation, and commissions may be higher than in the United States. Also, there may be delays in the settlement of non-U.S. stock exchange transactions.

Foreign Tax Risk. A fund's income from foreign issuers may be subject to non-U.S. withholding taxes. In some countries, the funds also may be subject to taxes on trading profits and, on certain securities transactions, transfer or stamp duties tax. To the extent foreign income taxes are paid by the funds, U.S. shareholders may be entitled to a credit or deduction for U.S. tax purposes. See the SAI for details.

Information Risk. Non-U.S. companies generally are not subject to uniform accounting, auditing, and financial reporting


                                     25
                     PROSPECTUS - First American Income Builder Fund

Additional Information
The Underlying Funds CONTINUED



standards or to other regulatory requirements that apply to U.S. companies. As a result, less information may be available to investors concerning non-U.S. issuers. Accounting and financial reporting standards in emerging markets may be especially lacking.

Investment Restriction Risk. Some countries, particularly emerging markets, restrict to varying degrees foreign investment in their securities markets. In some circumstances, these restrictions may limit or preclude investment in certain countries or may increase the cost of investing in securities of particular companies.

Political and Economic Risks. International investing is subject to the risk of political, social, or economic instability in the country of the issuer of a security, the difficulty of predicting international trade patterns, the possibility of the imposition of exchange controls, expropriation, limits on removal of currency or other assets, and nationalization of assets.

Liquidity Risk. High Income Bond Fund will be exposed to liquidity risk to the extent it invests in high-yield bonds. Trading opportunities are more limited for debt securities that have received ratings below investment grade. These features may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on the fund's performance. Infrequent trading may also lead to greater price volatility.

Mortgage-Backed Securities Risk. Mortgage-backed securities are secured by and payable from pools of mortgage loans. These mortgages generally can be prepaid at any time without penalty. As a result, mortgage-backed securities are subject to prepayment risk, which is the risk that falling interest rates could cause prepayments of the securities to occur more quickly than expected. This occurs because, as interest rates fall, more homeowners refinance the mortgages underlying mortgage-related securities. A fund holding these securities must reinvest the prepayments at a time when interest rates are falling, reducing the income of the fund. In addition, when interest rates fall, prices on mortgage-backed securities may not rise as much as for other types of comparable debt securities because investors may anticipate an increase in prepayments.

Mortgage-backed securities are also subject to extension risk, which is the risk that rising interest rates could cause mortgages underlying the securities to be prepaid more slowly than expected, resulting in slower prepayments of the securities. This would, in effect, convert a short- or medium-duration mortgage-backed security into a longer-duration security, increasing its sensitivity to interest rate changes and causing its price to decline.

Non-Diversification Risk. Real Estate Securities Fund is non-diversified. This means that it may invest a larger portion of its assets in a limited number of companies than a diversified fund. Because a relatively high percentage of the fund's assets may be invested in the securities of a limited number of issuers, and because those issuers generally will be in the real estate industry, the fund's portfolio securities may be more susceptible to any single economic or regulatory occurrence than the portfolio securities of a diversified fund.

Real Estate Investment Trust (REIT) Risk. Real Estate Securities Fund invests a majority of its assets in REITs. Equity REITs will be affected by changes in the values of and incomes from the properties they own, while mortgage REITs may be affected by the credit quality of the mortgage loans they hold. REITs are subject to other risks as well, including the fact that REITs are dependent on specialized management skills which may affect their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders. REITs may have limited diversification and are subject to the risks associated with obtaining financing for real property.

A REIT can pass its income through to shareholders or unitholders without any tax at the entity level if it complies with various requirements under the Internal Revenue Code. There is the risk that a REIT held by the fund will fail to qualify for this tax-free pass-through treatment of its income.

By investing in REITS indirectly through a fund, in addition to bearing a proportionate share of the expenses of the fund, you will also indirectly bear similar expenses of the REITs in which the fund invests.

Real Estate Sector Risk. The stocks of companies within specific industries or sectors of the economy can periodically perform differently than the overall stock market. This can be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions of a particular industry or sector. Real Estate Securities Fund invests primarily in equity securities of publicly traded companies in the real estate industry. The real estate industry has been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future. Real property values and incomes from real property may decline due to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhoods and in demographics, increases in market interest rates, or other factors. Factors such as these may adversely affect companies which own and operate real estate directly, companies which lend to them, and companies which service the real estate industry.

Securities Lending Risk. When a fund loans its portfolio securities, it will receive collateral equal to at least 100% of the value of the loaned securities. Nevertheless, the fund risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially.



                                     26
                     PROSPECTUS - First American Income Builder Fund

Additional Information
Financial Highlights

The tables that follow present performance information about the Class A, Class B, Class C, Class R, and Class Y shares of the fund. This information is intended to help you understand the fund's financial performance for the past five years or, if shorter, the period of the fund's operations. Some of this information reflects financial results for a single fund share held throughout the period. Total returns in the tables represent the rate that you would have earned or lost on an investment in the fund, excluding sales charges and assuming you reinvested all of your dividends and distributions.

The information below has been derived from the financial statements audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request.

INCOME BUILDER FUND



                                                                                                      Fiscal year ended
                                                                                                          August 31,
CLASS A SHARES                                                                                     2008(1)         2007(1)
--------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                                                               $ 10.20         $ 10.25
                                                                                                   -------         -------
Investment Operations:
 Net Investment Income                                                                                0.57            0.53
 Realized and Unrealized Gains (Losses) on Investments                                               (1.02)           0.12
                                                                                                   -------         -------
 Total From Investment Operations                                                                    (0.45)           0.65
                                                                                                   -------         -------
Less Distributions:
 Dividends (from net investment income)                                                              (0.56)          (0.69)
 Distributions (from net realized gains)                                                             (0.05)          (0.01)
 Distributions (from return of capital)                                                                 --              --
                                                                                                   -------         -------
 Total Distributions                                                                                 (0.61)          (0.70)
                                                                                                   -------         -------
Net Asset Value, End of Period                                                                     $  9.14         $ 10.20
                                                                                                   =======         =======
Total Return(3)                                                                                      (4.67)%          6.34%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                                                    $10,399         $12,438
Ratio of Expenses to Average Net Assets(4)                                                            0.35%           0.35%
Ratio of Net Investment Income to Average Net Assets                                                  5.83%           5.08%
Ratio of Expenses to Average Net Assets (excluding waivers)(4)                                        1.59%           2.02%
Ratio of Net Investment Income to Average Net Assets
 (excluding waivers)                                                                                  4.59%           3.41%
Portfolio Turnover Rate                                                                                 23%             36%
--------------------------------------------------------------------------------------------------------------------------
                                                                                                       Fiscal period
                                                                                                           ended
CLASS A SHARES                                                                                     August 31, 2006(1,2)
-----------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                                                                      $10.00
                                                                                                          ------
Investment Operations:
 Net Investment Income                                                                                      0.11
 Realized and Unrealized Gains (Losses) on Investments                                                      0.27
                                                                                                          ------
 Total From Investment Operations                                                                           0.38
                                                                                                          ------
Less Distributions:
 Dividends (from net investment income)                                                                    (0.10)
 Distributions (from net realized gains)                                                                      --
 Distributions (from return of capital)                                                                    (0.03)
                                                                                                          ------
 Total Distributions                                                                                       (0.13)
                                                                                                          ------
Net Asset Value, End of Period                                                                            $10.25
                                                                                                          ======
Total Return(3)                                                                                             3.80%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                                                           $3,264
Ratio of Expenses to Average Net Assets(4)                                                                  0.35%
Ratio of Net Investment Income to Average Net Assets                                                        4.07%
Ratio of Expenses to Average Net Assets (excluding waivers)(4)                                              5.53%
Ratio of Net Investment Income to Average Net Assets
 (excluding waivers)                                                                                       (1.11)%
Portfolio Turnover Rate                                                                                       32%
-----------------------------------------------------------------------------------------------------------------------



(1)Per share data calculated using average shares outstanding method.

(2)Commenced operations on May 31, 2006. All ratios for the period ended August 31, 2006 have been annualized, except total return and portfolio turnover.

(3)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

(4)Expense ratios do not include expenses of the underlying funds.



                                     27
                     PROSPECTUS - First American Income Builder Fund

Additional Information
Financial Highlights CONTINUED


INCOME BUILDER FUND (CONTINUED)





                                                                                                      Fiscal year ended
                                                                                                          August 31,
CLASS B SHARES                                                                                     2008(1)         2007(1)
--------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                                                                $10.20          $10.23
                                                                                                    ------          ------
Investment Operations:
 Net Investment Income                                                                                0.48            0.44
 Realized and Unrealized Gains (Losses) on Investments                                               (1.00)           0.14
                                                                                                    ------          ------
 Total From Investment Operations                                                                    (0.52)           0.58
                                                                                                    ------          ------
Less Distributions:
 Dividends (from net investment income)                                                              (0.49)          (0.60)
 Distributions (from net realized gains)                                                             (0.05)          (0.01)
 Distributions (from return of capital)                                                                 --              --
                                                                                                    ------          ------
 Total Distributions                                                                                 (0.54)          (0.61)
                                                                                                    ------          ------
Net Asset Value, End of Period                                                                      $ 9.14          $10.20
                                                                                                    ======          ======
Total Return(3)                                                                                      (5.36)%          5.69%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                                                     $2,284          $1,340
Ratio of Expenses to Average Net Assets(4)                                                            1.10%           1.10%
Ratio of Net Investment Income to Average Net Assets                                                  4.94%           4.23%
Ratio of Expenses to Average Net Assets (excluding waivers)(4)                                        2.34%           2.77%
Ratio of Net Investment Income to Average Net Assets
 (excluding waivers)                                                                                  3.70%           2.56%
Portfolio Turnover Rate                                                                                 23%             36%
--------------------------------------------------------------------------------------------------------------------------
                                                                                                       Fiscal period
                                                                                                           ended
CLASS B SHARES                                                                                     August 31, 2006(1,2)
-----------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                                                                      $10.00
                                                                                                          ------
Investment Operations:
 Net Investment Income                                                                                      0.08
 Realized and Unrealized Gains (Losses) on Investments                                                      0.26
                                                                                                          ------
 Total From Investment Operations                                                                           0.34
                                                                                                          ------
Less Distributions:
 Dividends (from net investment income)                                                                    (0.09)
 Distributions (from net realized gains)                                                                      --
 Distributions (from return of capital)                                                                    (0.02)
                                                                                                          ------
 Total Distributions                                                                                       (0.11)
                                                                                                          ------
Net Asset Value, End of Period                                                                            $10.23
                                                                                                          ======
Total Return(3)                                                                                             3.45%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                                                           $  351
Ratio of Expenses to Average Net Assets(4)                                                                  1.10%
Ratio of Net Investment Income to Average Net Assets                                                        3.11%
Ratio of Expenses to Average Net Assets (excluding waivers)(4)                                              6.28%
Ratio of Net Investment Income to Average Net Assets
 (excluding waivers)                                                                                       (2.07)%
Portfolio Turnover Rate                                                                                       32%
-----------------------------------------------------------------------------------------------------------------------



(1)Per share data calculated using average shares outstanding method.

(2)Commenced operations on May 31, 2006. All ratios for the period ended August 31, 2006 have been annualized, except total return and portfolio turnover.

(3)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

(4)Expense ratios do not include expenses of the underlying funds.



                                     28
                     PROSPECTUS - First American Income Builder Fund

Additional Information
Financial Highlights CONTINUED


INCOME BUILDER FUND (CONTINUED)





                                                                                               Fiscal year ended
                                                                                                  August 31,
CLASS C SHARES                                                                              2008(1)         2007(1)
-------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                                                         $10.19          $10.23
                                                                                             ------          ------
Investment Operations:
 Net Investment Income                                                                         0.50            0.46
 Realized and Unrealized Gains (Losses) on Investments                                        (1.03)           0.12
                                                                                             ------          ------
 Total From Investment Operations                                                             (0.53)           0.58
                                                                                             ------          ------
Less Distributions:
 Dividends (from net investment income)                                                       (0.48)          (0.61)
 Distributions (from net realized gains)                                                      (0.05)          (0.01)
 Distributions (from return of capital)                                                          --              --
                                                                                             ------          ------
 Total Distributions                                                                          (0.53)          (0.62)
                                                                                             ------          ------
Net Asset Value, End of Period                                                               $ 9.13          $10.19
                                                                                             ======          ======
Total Return(3)                                                                               (5.39)%          5.69%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                                              $5,977          $7,111
Ratio of Expenses to Average Net Assets(4)                                                     1.10%           1.10%
Ratio of Net Investment Income to Average Net Assets                                           5.12%           4.34%
Ratio of Expenses to Average Net Assets (excluding waivers)(4)                                 2.34%           2.77%
Ratio of Net Investment Income to Average Net Assets
 (excluding waivers)                                                                           3.88%           2.67%
Portfolio Turnover Rate                                                                          23%             36%

-------------------------------------------------------------------------------------------------------------------
                                                                                                Fiscal period
                                                                                                    ended
CLASS C SHARES                                                                              August 31, 2006(1,2)
----------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                                                               $10.00
                                                                                                   ------
Investment Operations:
 Net Investment Income                                                                               0.11
 Realized and Unrealized Gains (Losses) on Investments                                               0.24
                                                                                                   ------
 Total From Investment Operations                                                                    0.35
                                                                                                   ------
Less Distributions:
 Dividends (from net investment income)                                                             (0.09)
 Distributions (from net realized gains)                                                               --
 Distributions (from return of capital)                                                             (0.03)
                                                                                                   ------
 Total Distributions                                                                                (0.12)
                                                                                                   ------
Net Asset Value, End of Period                                                                     $10.23
                                                                                                   ======
Total Return(3)                                                                                      3.48%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                                                    $  858
Ratio of Expenses to Average Net Assets(4)                                                           1.10%
Ratio of Net Investment Income to Average Net Assets                                                 4.39%
Ratio of Expenses to Average Net Assets (excluding waivers)(4)                                       6.28%
Ratio of Net Investment Income to Average Net Assets
 (excluding waivers)                                                                                (0.79)%
Portfolio Turnover Rate                                                                                32%

----------------------------------------------------------------------------------------------------------------



(1)Per share data calculated using average shares outstanding method.

(2)Commenced operations on May 31, 2006. All ratios for the period ended August 31, 2006 have been annualized, except total return and portfolio turnover.

(3)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

(4)Expense ratios do not include expenses of the underlying funds.



                                     29
                     PROSPECTUS - First American Income Builder Fund

Additional Information
Financial Highlights CONTINUED


INCOME BUILDER FUND (CONTINUED)





                                                                                                Fiscal year
                                                                                                   ended
CLASS R SHARES                                                                              August 31, 2008(1)
--------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                                                              $10.20
                                                                                                  ------
Investment Operations:
 Net Investment Income                                                                              0.54
 Realized and Unrealized Gains (Losses) on Investments                                             (1.02)
                                                                                                  ------
 Total From Investment Operations                                                                  (0.48)
                                                                                                  ------
Less Distributions:
 Dividends (from net investment income)                                                            (0.53)
 Distributions (from net realized gains)                                                           (0.05)
                                                                                                  ------
 Total Distributions                                                                               (0.58)
                                                                                                  ------
Net Asset Value, End of Period                                                                    $ 9.14
                                                                                                  ======
Total Return(3)                                                                                    (4.90)%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                                                   $   10
Ratio of Expenses to Average Net Assets(4)                                                          0.60%
Ratio of Net Investment Income to Average Net Assets                                                5.51%
Ratio of Expenses to Average Net Assets (excluding waivers)(4)                                      1.84%
Ratio of Net Investment Income to Average Net Assets
 (excluding waivers)                                                                                4.27%
Portfolio Turnover Rate                                                                               23%

--------------------------------------------------------------------------------------------------------------
                                                                                                Fiscal period
                                                                                                    ended
CLASS R SHARES                                                                              August 31, 2007(1,2)
----------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                                                               $10.74
                                                                                                   ------
Investment Operations:
 Net Investment Income                                                                               0.29
 Realized and Unrealized Gains (Losses) on Investments                                              (0.27)
                                                                                                   ------
 Total From Investment Operations                                                                    0.02
                                                                                                   ------
Less Distributions:
 Dividends (from net investment income)                                                             (0.55)
 Distributions (from net realized gains)                                                            (0.01)
                                                                                                   ------
 Total Distributions                                                                                (0.56)
                                                                                                   ------
Net Asset Value, End of Period                                                                     $10.20
                                                                                                   ======
Total Return(3)                                                                                      0.18%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                                                    $   10
Ratio of Expenses to Average Net Assets(4)                                                           0.60%
Ratio of Net Investment Income to Average Net Assets                                                 3.92%
Ratio of Expenses to Average Net Assets (excluding waivers)(4)                                       2.27%
Ratio of Net Investment Income to Average Net Assets
 (excluding waivers)                                                                                 2.25%
Portfolio Turnover Rate                                                                                36%

----------------------------------------------------------------------------------------------------------------






(1)Per share data calculated using average shares outstanding method.



(2)Commenced operations on December 20, 2006. All ratios for the period ended August 31, 2007 have been annualized, except total return and portfolio turnover.




(3)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

(4)Expense ratios do not include expenses of the underlying funds.



                                     30
                     PROSPECTUS - First American Income Builder Fund

Additional Information
Financial Highlights CONTINUED


INCOME BUILDER FUND (CONTINUED)





                                                                                               Fiscal year ended
                                                                                                  August 31,
CLASS Y SHARES                                                                              2008(1)        2007(1)
------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                                                         $10.19         $10.24
                                                                                             ------         ------
Investment Operations:
 Net Investment Income                                                                         0.58           0.52
 Realized and Unrealized Gains (Losses) on Investments                                        (1.01)          0.16
                                                                                             ------         ------
 Total From Investment Operations                                                             (0.43)          0.68
                                                                                             ------         ------
Less Distributions:
 Dividends (from net investment income)                                                       (0.58)         (0.72)
 Distributions (from net realized gains)                                                      (0.05)         (0.01)
 Distributions (from return of capital)                                                          --             --
                                                                                             ------         ------
 Total Distributions                                                                          (0.63)         (0.73)
                                                                                             ------         ------
Net Asset Value, End of Period                                                               $ 9.13         $10.19
                                                                                             ======         ======
Total Return(3)                                                                               (4.43)%         6.64%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                                              $3,634         $2,668
Ratio of Expenses to Average Net Assets(4)                                                     0.10%          0.10%
Ratio of Net Investment Income to Average Net Assets                                           5.95%          5.01%
Ratio of Expenses to Average Net Assets (excluding waivers)(4)                                 1.34%          1.77%
Ratio of Net Investment Income to Average Net Assets
 (excluding waivers)                                                                           4.71%          3.34%
Portfolio Turnover Rate                                                                          23%            36%

------------------------------------------------------------------------------------------------------------------
                                                                                                Fiscal period
                                                                                                    ended
CLASS Y SHARES                                                                              August 31, 2006(1,2)
----------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                                                               $10.00
                                                                                                   ------
Investment Operations:
 Net Investment Income                                                                               0.10
 Realized and Unrealized Gains (Losses) on Investments                                               0.27
                                                                                                   ------
 Total From Investment Operations                                                                    0.37
                                                                                                   ------
Less Distributions:
 Dividends (from net investment income)                                                             (0.10)
 Distributions (from net realized gains)                                                               --
 Distributions (from return of capital)                                                             (0.03)
                                                                                                   ------
 Total Distributions                                                                                (0.13)
                                                                                                   ------
Net Asset Value, End of Period                                                                     $10.24
                                                                                                   ======
Total Return(3)                                                                                      3.72%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                                                    $3,117
Ratio of Expenses to Average Net Assets(4)                                                           0.10%
Ratio of Net Investment Income to Average Net Assets                                                 4.04%
Ratio of Expenses to Average Net Assets (excluding waivers)(4)                                       5.28%
Ratio of Net Investment Income to Average Net Assets
 (excluding waivers)                                                                                (1.14)%
Portfolio Turnover Rate                                                                                32%

----------------------------------------------------------------------------------------------------------------



(1)Per share data calculated using average shares outstanding method.

(2)Commenced operations on May 31, 2006. All ratios for the period ended August 31, 2006 have been annualized, except total return and portfolio turnover.

(3)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

(4)Expense ratios do not include expenses of the underlying funds.



                                     31
                     PROSPECTUS - First American Income Builder Fund

                      First American Funds' Privacy Policy



We want you to understand what information we collect and how it's used.



"Nonpublic personal information" is nonpublic information that we obtain while providing financial products or services to you.



Why we collect your information


We gather nonpublic personal information about you and your accounts so that we can:


- Know who you are and prevent unauthorized access to your information.


- Design and improve the products we offer.


- Comply with the laws and regulations that govern us.



The types of information we collect


We may collect the following nonpublic personal information about you:


- Information about your identity, such as your name, address, and social security number


- Information about your transactions with us


- Information you provide on applications, such as your beneficiaries



Confidentiality and security


We operate through service providers. We require our service providers to restrict access to nonpublic personal information about you to those employees who need that information in order to provide products or services to you. We also require them to maintain physical, electronic, and procedural safeguards that comply with applicable federal standards and regulations to guard your information.



What information we disclose


We may share all of the nonpublic personal information that we collect about you with our affiliated providers of financial services, including our family of funds and their advisor, and with companies that perform marketing services on our behalf.



We're permitted by law to disclose nonpublic personal information about you to other third parties in certain circumstances. For example, we may disclose nonpublic personal information about you to affiliated and nonaffiliated third parties to assist us in servicing your account (e.g., mailing of fund-related materials) and to government entities (e.g., IRS for tax purposes).



We'll continue to adhere to the privacy policies and practices described here even after your account is closed or becomes inactive.



Additional rights and protections


You may have other privacy protections under applicable state laws, such as California and Vermont. To the extent that these state laws apply, we will comply with them when we share information about you. This privacy policy does not apply to your relationship with other financial service providers, such as broker-dealers. We may amend this privacy notice at any time, and we will inform you of changes as required by law.



Our pledge applies to products and services offered by:



-  First American Funds, Inc.                  -  American Select Portfolio Inc.
-  First American Investment Funds, Inc.       -  American Municipal Income Portfolio Inc.
-  First American Strategy Funds, Inc.         -  Minnesota Municipal Income Portfolio Inc.
-  American Strategic Income Portfolio Inc.    -  First American Minnesota Municipal Income Fund II, Inc.
-  American Strategic Income Portfolio         -  American Income Fund, Inc
   Inc. -- II
-  American Strategic Income Portfolio
   Inc. -- III




                               NOT FDIC INSURED NO BANK GUARANTEE MAY LOSE VALUE



                     THIS PAGE IS NOT PART OF THE PROSPECTUS

(FIRST AMERICAN FUNDS LOGO)

FOR MORE INFORMATION

More information about the First American Funds is available on the funds' Internet site at www.firstamericanfunds.com and in the following documents:

ANNUAL AND SEMIANNUAL REPORTS

Additional information about the fund's investments is available in the fund's annual and semiannual reports to shareholders. In the fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI provides more details about the fund and its policies and is incorporated into this prospectus by reference (which means that it is legally part of this prospectus).


You can obtain a free copy of the fund's most recent annual or semiannual reports or the SAI, request other information about the fund, or make other shareholder inquiries by calling Investor Services at 800 677-3863 (FUND) or by contacting the fund at the address below. Annual or semiannual reports and the SAI are also available on the fund's Internet site.

Information about the fund (including the SAI) can also be reviewed and copied at the Securities and Exchange Commission's (SEC) Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 1-202-942-8090. Reports and other information about the fund are also available on the EDGAR database on the SEC's Internet site at www.sec.gov, or you can receive copies of this information, for a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, DC 20549-0102.


SEC file number:  811-07687                                     PROINCBLDR 12/08


--------------------------------------------------------------------------------

FIRST AMERICAN FUNDS
P.O. Box 1330
Minneapolis, MN 55440-1330

                       FIRST AMERICAN STRATEGY FUNDS, INC.

                       STATEMENT OF ADDITIONAL INFORMATION

                                DECEMBER 10, 2008

                   STRATEGY AGGRESSIVE GROWTH ALLOCATION FUND
                         STRATEGY GROWTH ALLOCATION FUND
                        STRATEGY BALANCED ALLOCATION FUND
               (formerly Strategy Growth & Income Allocation Fund)
                      STRATEGY CONSERVATIVE ALLOCATION FUND
                    (formerly Strategy Income Allocation Fund)
                               INCOME BUILDER FUND

          This Statement of Additional Information relates to the Class A, Class B, Class C, Class R, and Class Y Shares of the funds named above (the "Funds"), each of which is a series of First American Strategy Funds, Inc. ("FASF"). This Statement of Additional Information is not a prospectus, but should be read in conjunction with the Funds' current Prospectuses dated December 10, 2008. The financial statements included as part of the Funds' Annual Reports to shareholders for the fiscal year ended August 31, 2008 are incorporated by reference into this Statement of Additional Information. This Statement of Additional Information is incorporated by reference into the Funds' Prospectuses. To obtain copies of a Prospectus or the Funds' Annual Report(s) at no charge, write the Funds' distributor, Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, WI 53202, or call Investor Services at 800 677-FUND. Please retain this Statement of Additional Information for future reference.

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
GENERAL INFORMATION .....................................................      1
INVESTMENT RESTRICTIONS OF THE FUNDS ....................................      2
ADDITIONAL INFORMATION CONCERNING INVESTMENTS BY THE FUNDS AND
   THE UNDERLYING FUNDS .................................................      3
   Asset-Backed Securities ..............................................      3
   Bank Obligations .....................................................      4
   Brady Bonds ..........................................................      4
   Collateralized Debt Obligations ......................................      4
   Commercial Paper and Rule 144A Securities ............................      5
   Corporate Debt Securities ............................................      5
   Credit Enhancement Agreements ........................................      5
   Debt Obligations Rated Less Than Investment Grade ....................      5
   Dollar Rolls .........................................................      6
   Equity and Convertible Securities - Fixed Income Funds ...............      6
   Fixed and Floating Rate Debt Obligations .............................      7
   Fixed Income Securities - Equity Funds ...............................      8
   Foreign Currency Transactions ........................................      8
   Foreign Securities ...................................................      9
   Funding Agreements ...................................................     11
   Futures and Options on Futures .......................................     11
   Guaranteed Investment Contracts ......................................     14
   Inflation Protected Securities .......................................     15
   Interest Rate Caps and Floors ........................................     16
   Lending of Portfolio Securities ......................................     16
   Letters of Credit ....................................................     16
   Loan Participations ..................................................     17
   Mortgage-Backed Securities ...........................................     17
   Options Transactions .................................................     20
   Other Investment Companies ...........................................     22
   Participation Interests ..............................................     23
   Payment-In-Kind Debentures and Delayed Interest Securities ...........     23
   Real Estate Investment Trust ("REIT") Securities .....................     23
   Repurchase Agreements ................................................     24
   Royalty Trusts .......................................................     24
   Securities of Foreign Banks and Branches .............................     25
   Short-Term Temporary Investments .....................................     26
   Swap Agreements ......................................................     27
   Trust Preferred Securities ...........................................     28
   U.S. Government Securities ...........................................     28
   When-Issued and Delayed Delivery Transactions ........................     29
   Zero Coupon and Step-Up Coupon Securities ............................     29
INVESTMENT RESTRICTIONS OF THE UNDERLYING FUNDS .........................     29
   Restrictions Applicable to the Underlying Funds Other Than
      Prime Obligations Fund ............................................     29
   Restrictions Applicable to Prime Obligations Fund ....................     32
DISCLOSURE OF PORTFOLIO HOLDINGS ........................................     33
   Public Disclosure ....................................................     33
   Nonpublic Disclosure .................................................     34

                                                                            PAGE
                                                                            ----
DIRECTORS AND EXECUTIVE OFFICERS ........................................     35
   Independent Directors ................................................     36
   Executive Officers ...................................................     37
   Standing Committees of the Board of Directors ........................     38
   Fund Shares Owned by the Directors ...................................     40
   Compensation .........................................................     41
   Sales Loads ..........................................................     42
CODE OF ETHICS ..........................................................     42
PROXY VOTING POLICIES ...................................................     42
INVESTMENT ADVISORY AND OTHER SERVICES FOR THE FUNDS ....................     42
   Investment Advisor ...................................................     42
   Additional Payments to Financial Intermediaries ......................     43
   Administrator ........................................................     47
   Transfer Agent .......................................................     48
   Distributor ..........................................................     49
   Custodian and Independent Registered Public Accounting Firm ..........     53
INVESTMENT ADVISORY SERVICES FOR THE UNDERLYING FUNDS ...................     53
   Investment Advisor for the Underlying Funds ..........................     53
   Sub-Advisors for International Funds .................................     55
PORTFOLIO MANAGERS ......................................................     55
   Other Accounts Managed ...............................................     55
   Compensation .........................................................     56
   Ownership of Fund Shares .............................................     56
PORTFOLIO TRANSATIONS AND ALLOCATION OF BROKERAGE .......................     57
CAPITAL STOCK ...........................................................     58
NET ASSET VALUE AND PUBLIC OFFERING PRICE ...............................     62
TAXATION ................................................................     63
ADDITIONAL INFORMATION ABOUT CERTAIN SHAREHOLDER SERVICES ...............     64
   Reducing Class A Sales Charges .......................................     64
   Sales of Class A Shares at Net Asset Value ...........................     65
   Class A Shares Reinvestment Right ....................................     65
   Redeeming Shares by Telephone ........................................     65
   Redeeming Shares by Mail .............................................     66
   Receipt of Orders by Financial Intermediaries ........................     67
   Redemptions Before Purchase Instruments Clear ........................     67
   Research Requests ....................................................     67
FINANCIAL STATEMENTS ....................................................     67
APPENDIX A - RATINGS ....................................................    A-1
APPENDIX B - PROXY VOTING POLICES AND PROCEDURES ........................    B-1

                               GENERAL INFORMATION

          First American Strategy Funds, Inc. ("FASF") was incorporated in the State of Minnesota on June 19, 1996. FASF is organized as a series fund and currently issues shares in five series. Each series of shares represents a separate investment portfolio with its own investment objectives and policies (in essence, a separate mutual fund). The series of FASF to which this Statement of Additional Information relates are named on the cover hereof. These series are referred to in this Statement of Additional Information as the "Funds." Each of the Funds is an open-end diversified investment company.

          As described in the Funds' Prospectuses, each Fund seeks to achieve its investment objectives by investing primarily in a variety of other mutual funds which are also advised by the Funds' investment advisor, FAF Advisors, Inc. (the "Advisor"). These other mutual funds include: Equity Income Fund, Equity Index Fund, Global Infrastructure Fund, International Fund, International Select Fund, Large Cap Growth Opportunities Fund, Large Cap Select Fund, Large Cap Value Fund, Mid Cap Growth Opportunities Fund, Mid Cap Index Fund, Mid Cap Value Fund, Quantitative Large Cap Core Fund, Quantitative Large Cap Growth Fund, Quantitative Large Cap Value Fund, Small-Mid Cap Core Fund, Small Cap Growth Opportunities Fund, Small Cap Index Fund, Small Cap Select Fund, Small Cap Value Fund, and Real Estate Securities Fund, referred to herein and in the Prospectuses collectively as the "Equity Funds"; Core Bond Fund, High Income Bond Fund, Inflation Protected Securities Fund, Short Term Bond Fund, Total Return Bond Fund, and U.S. Government Mortgage Fund referred to herein and in the Prospectuses collectively as the "Fixed Income Funds"; and Prime Obligations Fund. The Equity Funds and Fixed Income Funds are each series of First American Investment Funds, Inc., and Prime Obligations Fund is a series of First American Funds, Inc. These other funds are referred to herein and in the Prospectuses collectively as the "Underlying Funds."

          Shareholders may purchase shares of each Fund through four separate classes, Class A, Class C, Class R, and Class Y. Prior to July 1, 2008, shareholders were allowed to purchase Class B shares of each Fund. No new or additional investments, including investments through any systematic investment plan, are allowed in Class B shares of the Funds, except through permitted exchanges. The different share classes provide for variations in distribution costs, shareholder servicing fees, voting rights and dividends. To the extent permitted by the Investment Company Act of 1940, as amended ("1940 Act"), the Funds may also provide for variations in other costs among the classes. In addition, a sales load is imposed on the sale of Class A, Class B, and Class C Shares of the Funds. Except for the foregoing differences among the classes pertaining to costs and fees, each share of each Fund represents an equal proportionate interest in that Fund.

          The Bylaws of FASF provide that annual shareholders meetings are not required and that meetings of shareholders need only be held with such frequency as required under Minnesota law and the 1940 Act. Minnesota law provides that if a regular meeting of shareholders has not been held during the immediately preceding 15 months, a shareholder or shareholders holding 3% or more of the voting power of all shares entitled to vote may demand a regular meeting of shareholders. Minnesota law further provides that a special meeting of shareholders may be called by a shareholder or shareholders holding 10% or more of the voting power of all shares entitled to vote, except that a special meeting for the purpose of considering any action to facilitate or effect a business combination, including any action to change or otherwise affect the composition of the board of directors for that purpose, must be called by 25% or more of the voting power of all shares entitled to vote. The 1940 Act requires a shareholder vote for, among other things, all amendments to fundamental investment policies and restrictions, for approval of investment advisory contracts and amendments thereto, and for amendments to Rule 12b-1 distribution plans.

          This Statement of Additional Information may also refer to affiliated investment companies, including: First American Funds, Inc. ("FAF"); First American Investment Funds, Inc. ("FAIF"); Mount Vernon Securities Lending Trust (the "Mount Vernon Trust"); and eight separate closed-end funds (American Strategic Income Portfolio Inc., American Strategic Income Portfolio Inc. II, American Strategic Income Portfolio Inc. III, American Municipal Income Portfolio Inc., Minnesota Municipal Income Portfolio Inc., American Select Portfolio Inc., American Income Fund, Inc., and First American Minnesota Municipal Income Fund II, Inc.), collectively referred to as the First American Closed-End Funds ("FACEF").

                      INVESTMENT RESTRICTIONS OF THE FUNDS

          In addition to the investment objectives and policies set forth in the Prospectuses and under the caption "Additional Information Concerning Investments by the Funds and the Underlying Funds" below, each of the Funds is subject to the investment restrictions set forth below. The investment restrictions set forth in paragraphs 1 through 5 below are fundamental and cannot be changed with respect to a Fund without approval by the holders of a majority of the outstanding shares of that Fund as defined in the 1940 Act, i.e., by the lesser of the vote of (a) 67% of the shares of the Fund present at a meeting where more than 50% of the outstanding shares are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund.

          None of the investment restrictions set forth below shall be deemed to restrict any Fund from holding securities of investment companies which engage in the activities described in such investment restrictions. None of the investment restrictions set forth below shall be deemed to restrict any Fund from receiving, holding, and disposing of any securities received as a result of an in-kind redemption by an investment company whose shares are held by such Fund.

          The Fund:

          1. Will concentrate its investments in other investment companies, but will not concentrate its investments in any particular industry. Investing in one or more other investment companies that in turn concentrate their investments in one or more particular industries shall not violate this limitation. For purposes of this limitation, the U.S. government and state or municipal governments and their political subdivisions are not considered members of any industry. Whether a Fund is concentrating in an industry shall be determined in accordance with the 1940 Act, as interpreted or modified from time to time by any regulatory authority having jurisdiction.

          2. Will not borrow money or issue senior securities, except as permitted under the 1940 Act, as interpreted or modified from time to time by any regulatory authority having jurisdiction.

          3. Will not purchase physical commodities or contracts relating to physical commodities.

          4. Will not purchase or sell real estate unless as a result of ownership of securities or other instruments, but this shall not prevent the Funds from investing in securities or other instruments backed by real estate or interests therein or in securities of companies that deal in real estate or mortgages.

          5. Will not act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed an underwriter under applicable laws.

          6. Will not make loans except as permitted under the 1940 Act, as interpreted or modified from time to time by any regulatory authority having jurisdiction.

          For purposes of applying the limitation set forth in number 1 above, according to the present interpretation by the Securities and Exchange Commission ("SEC"), the Fund would be concentrated in an industry if 25% or more of its total assets, based on current market value at the time of purchase, were invested in that industry.

          For purposes of applying the limitation set forth in number 2 above, under the 1940 Act as currently in effect, the Fund is not permitted to issue senior securities, except that the Fund may borrow from any bank if immediately after such borrowing the value of the Fund's total assets is at least 300% of the principal amount of all of the Fund's borrowings (i.e., the principal amount of the borrowings may not exceed 33 1/3% of the Fund's total assets). In the event that such asset coverage shall at any time fall below 300% the Fund shall, within three days thereafter (not including Sundays and holidays) reduce the amount of its borrowings to an extent that the asset coverage of such borrowing shall be at least 300%.

          For purposes of applying the limitation set forth in number 6 above, there are no limitations with respect to unsecured loans made by the Fund to an unaffiliated party. However, when the Fund loans its portfolio securities, the obligation on the part of the Fund to return collateral upon termination of the loan could be deemed to involve the issuance of a senior security within the meaning of Section 18(f) of the 1940 Act. In order to avoid violation of Section 18(f), the Fund may not make a loan of portfolio securities if, as a result, more than one-third of its total asset value (at market value computed at the time of making a loan) would be on loan.

          The following restrictions are non-fundamental and may be changed by FASF's Board of Directors without shareholder vote. None of the Funds will:

          1. Invest more than 15% of its net assets in all forms of illiquid investments.

          2. Make additional investments while its borrowings exceed 5% of total assets.

          3.   Make short sales of securities.

          4. Lend portfolio securities representing in excess of one-third of the value of its total assets.

          With respect to the non-fundamental restriction set forth in number 1 above, the Fund will monitor portfolio liquidity on an ongoing basis and, in the event more than 15% of the Fund's net assets are invested in illiquid investments, the Fund will reduce its holdings of illiquid securities in an orderly fashion in order to maintain adequate liquidity.

                  ADDITIONAL INFORMATION CONCERNING INVESTMENTS
                      BY THE FUNDS AND THE UNDERLYING FUNDS

          The principal investment strategies of the Funds and the Underlying Funds are set forth in such Funds' Prospectuses. Additional information concerning such principal investment strategies and other investment strategies that may be made by the Funds and the Underlying Funds is set forth under this caption. The Funds and Underlying Funds have attempted to identify investment strategies that will be employed in pursuing each Fund's and Underlying Fund's investment objective. Additional information concerning the Funds' investment restrictions is set forth above under the caption "Investment Restrictions of the Funds," and additional information concerning the Underlying Funds' investment restrictions is set forth below under the caption "Investment Restrictions of the Underlying Funds."

          If a percentage limitation on investments by an Underlying Fund stated in this SAI or the Prospectuses is adhered to at the time of an investment, a later increase or decrease in percentage resulting from changes in asset value will not be deemed to violate the limitation except in the case of the limitations on borrowing. An Underlying Fund which is limited to investing in securities with specified ratings or of a certain credit quality is not required to sell a security if its rating is reduced or its credit quality declines after purchase, but the Underlying Fund may consider doing so. Descriptions of the rating categories of Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. ("Standard & Poor's"), Fitch, Inc. ("Fitch") and Moody's Investors Service, Inc. ("Moody's) are contained in Appendix A.

          References in this section to the Advisor also apply, to the extent applicable, to any sub-advisor to an Underlying Fund.

ASSET-BACKED SECURITIES

          Core Bond Fund, Inflation Protected Securities Fund, Intermediate Term Bond Fund, Short Term Bond Fund, and Total Return Bond Fund may invest in asset-backed securities as a principal investment strategy. High Income Bond Fund and U.S. Government Mortgage Fund may invest in such securities as a non-principal investment strategy. Asset-backed securities generally constitute interests in, or obligations secured by, a pool of receivables other than mortgage loans, such as automobile loans and leases, credit card receivables, home equity loans and trade receivables. Asset-backed securities generally are issued by a private special-purpose entity. Their ratings and creditworthiness typically depend on the legal insulation of the issuer and transaction from the consequences of a sponsoring entity's bankruptcy, as well as on the credit quality of the underlying receivables and the amount and credit quality of any third-party credit enhancement supporting the underlying receivables or the asset-backed securities. Asset-backed securities and their underlying receivables generally are not issued or guaranteed by any governmental entity.

BANK OBLIGATIONS

          Prime Obligations Fund invests as a principal investment strategy in U.S. dollar-denominated obligations of domestic and foreign banks with total assets of at least $500 million, including fixed and variable rate certificates of deposit, time deposits, bankers' acceptances, and other short-term obligations. Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits that may be held by such Underlying Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation ("FDIC"). Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. Bank obligations in which Prime Obligations Fund invests may include uninsured, direct obligations, bearing fixed, floating or variable interest rates.

BRADY BONDS

          High Income Bond Fund and Total Return Bond Fund may invest in U.S. dollar-denominated "Brady Bonds" as a non-principal investment strategy. These foreign debt obligations, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to repayment of principal at maturity by U.S. Treasury zero-coupon obligations that have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year's interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Brady Bonds can be viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity;
(ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity. Those uncollateralized amounts constitute what is called the "residual risk."

          If there is a default on collateralized Brady Bonds resulting in acceleration of the payment obligations of the issuer, the zero-coupon U.S. Treasury securities held as collateral for the payment of principal will not be distributed to investors, nor will those obligations be sold to distribute the proceeds. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds. The defaulted bonds will continue to remain outstanding, and the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. Because of the residual risk of Brady Bonds and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, Brady Bonds are considered speculative investments.

COLLATERALIZED DEBT OBLIGATIONS

          The Fixed Income Funds, other than Intermediate Government Bond Fund and U.S. Government Mortgage Securities Fund, may invest in Collateralized Debt Obligations ("CDOs") as a non-principal investment strategy. Similar to CMOs described below under "--Mortgage-Backed Securities," CDOs are debt obligations typically issued by a private special-purpose entity and collateralized principally by debt securities (including, for example, high-yield, high-risk bonds, structured finance securities including asset-backed securities, CDOs, mortgage-backed securities and REITs) or corporate loans. The special purpose entity typically issues one or more classes (sometimes referred to as "tranches") of rated debt securities, one or more unrated classes of debt securities that are generally treated as equity interests, and a residual equity interest. The tranches of CDOs typically have different interest rates, projected weighted average lives and ratings, with the higher rated tranches paying lower interest rates. One or more forms of credit enhancement are almost always necessary in a CDO structure to obtain the desired credit ratings for the most highly rated debt securities issued by the CDO. The types of credit enhancement used include "internal" credit enhancement provided by the underlying assets themselves, such as subordination, excess spread and cash collateral accounts, hedges provided by interest rate swaps, and "external" credit enhancement provided by third parties, principally financial guaranty insurance issued by monoline insurers. Despite this credit enhancement, CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and the disappearance of lower rated protecting tranches, market anticipation of defaults, as well as aversion to CDO securities as a class. CDOs can be less liquid than other publicly held debt issues, and require additional structural analysis.

COMMERCIAL PAPER AND RULE 144A SECURITIES

          The securities in which Prime Obligations Fund may invest include commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the Securities Act of 1933 and corporate obligations qualifying for resale to certain "qualified institutional buyers" pursuant to Rule 144A under the Securities Act of 1933. Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and typically has a maturity at the time of issuance not exceeding nine months. Prime Obligations Fund may also purchase asset-backed commercial paper ("ABCP"), which is a form of commercial paper that is backed by assets such as real estate, trade receivables, credit card loans, auto loans and other commercial assets. ABCP is typically sponsored by a commercial bank or other financial institution. Such securities, if they meet the criteria for liquidity established by the board of directors, will be considered liquid. Consequently, Prime Obligations Fund does not intend to subject such securities to the 10% limitation applicable to investments in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the level of illiquidity in such Underlying Fund to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.

CORPORATE DEBT SECURITIES

          The Fixed Income Funds, other than Intermediate Government Bond Fund and U.S. Government Mortgage Fund, may invest in corporate debt securities as a principal investment strategy. U.S. Government Mortgage Fund may invest in such securities as a non-principal investment strategy. Corporate debt securities are fully taxable debt obligations issued by corporations. These securities fund capital improvements, expansions, debt refinancing or acquisitions that require more capital than would ordinarily be available from a single lender. Investors in corporate debt securities lend money to the issuing corporation in exchange for interest payments and repayment of the principal at a set maturity date. Rates on corporate debt securities are set according to prevailing interest rates at the time of the issue, the credit rating of the issuer, the length of the maturity and other terms of the security, such as a call feature. Corporate debt securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity. In addition, corporate restructurings, such as mergers, leveraged buyouts, takeovers or similar corporate transactions are often financed by an increase in a corporate issuer's debt securities. As a result of the added debt burden, the credit quality and market value of an issuer's existing debt securities may decline significantly.

CREDIT ENHANCEMENT AGREEMENTS

          Prime Obligations Fund, as a non-principal investment strategy, may arrange for guarantees, letters of credit, or other forms of credit enhancement agreements (collectively, "Guarantees") for the purpose of further securing the payment of principal and/or interest on Prime Obligation Fund's investment securities. Although each investment security, at the time it is purchased, must meet Prime Obligations Fund's creditworthiness criteria, Guarantees sometimes are purchased from banks and other institutions (collectively, "Guarantors") when the Advisor, through yield and credit analysis, deems that credit enhancement of certain of Prime Obligations Fund's securities is advisable.

DEBT OBLIGATIONS RATED LESS THAN INVESTMENT GRADE

          Core Bond Fund, Inflation Protected Securities Fund, Short Term Bond Fund, and Total Return Bond Fund may invest in both investment grade and non-investment grade debt obligations. High Income Bond Fund invests primarily in non-investment grade debt obligations. Debt obligations rated less than "investment grade" are sometimes referred to as "high yield securities" or "junk bonds." To be consistent with the ratings methodology used by Lehman Brothers, the provider of the benchmarks of the Fixed Income Funds, a debt obligation is considered to be rated "investment grade" if two of Moody's, Standard & Poor's and Fitch rate the security investment-grade (i.e. at least Baa, BBB and BBB, respectively). If ratings are provided by only two of those rating agencies, the more conservative rating is used to determine whether the security is investment-grade. If only one of those rating agencies provides a rating, that rating is used. Inflation Protected Securities Fund may invest in non-investment grade debt obligations rated at least B by two of

Standard & Poor's, Moody's and Fitch, unless only one of those rating agencies rates the security, in which case that rating must be at least B, or in unrated securities determined to be of comparable quality by the Advisor. Core Bond Fund, Short Term Bond Fund, and Total Return Bond Fund may not invest in non-investment grade debt obligations rated by two of Standard & Poor's, Fitch and Moody's lower than CCC, CCC or Caa, respectively, unless only one of those rating agencies rates the security, in which case that rating must be at least CCC or Caa, or in unrated securities determined to be of comparable quality by the Advisor. There are no minimum rating requirements for High Income Bond Fund (which means that the Fund may invest in bonds in default).

          The "equity securities" in which certain Underlying Funds may invest include corporate debt obligations which are convertible into common stock. These convertible debt obligations may include non-investment grade obligations.

          Yields on non-investment grade debt obligations will fluctuate over time. The prices of such obligations have been found to be less sensitive to interest rate changes than higher rated obligations, but more sensitive to adverse economic changes or individual corporate developments. Also, during an economic downturn or period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of non-investment grade debt obligations. If the issuer of a security held by an Underlying Fund defaulted, the Underlying Fund might incur additional expenses to seek recovery.

          In addition, the secondary trading market for non-investment grade debt obligations may be less developed than the market for investment grade obligations. This may make it more difficult for an Underlying Fund to value and dispose of such obligations. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of non-investment grade obligations, especially in a thin secondary trading market.

          Certain risks also are associated with the use of credit ratings as a method for evaluating non-investment grade debt obligations. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of such obligations. In addition, credit rating agencies may not timely change credit ratings to reflect current events. Thus, the success of an Underlying Fund's use of non-investment grade debt obligations may be more dependent on the Advisor's own credit analysis than is the case with investment grade obligations.

DOLLAR ROLLS

          In connection with their ability to purchase securities on a when-issued or delayed delivery basis, the Underlying Fixed Income Funds, other than Intermediate Government Bond Fund, may enter into mortgage "dollar rolls" in which an Underlying Fund sells securities and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. Core Bond Fund, Intermediate Term Bond Fund, and Total Return Bond Fund do so as a principal investment strategy. In a mortgage dollar roll, an Underlying Fund gives up the right to receive principal and interest paid on the securities sold. However, the Underlying Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase plus any fee income received. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Underlying Fund compared with what such performance would have been without the use of mortgage dollar rolls. The Underlying Fund will segregate until the settlement date cash or liquid securities in an amount equal to the forward purchase price.

EQUITY AND CONVERTIBLE SECURITIES - FIXED INCOME FUNDS

          As a non-principal investment strategy, High Income Bond Fund and Total Return Bond Fund may invest in equity securities, including common stock, master limited partnership (MLP) and other partnership units. The Advisor anticipates that such investments will consist predominantly of income-oriented equity securities or partnership units. Common stock represents units of ownership in a corporation. Owners typically are entitled to vote on the selection of directors and other important matters as well as to receive dividends on their holdings. In the event that a corporation is liquidated, the claims of secured and unsecured creditors and owners of bonds and preferred stock take precedence over the claims of those who own common stock. The price of common stock is generally determined by corporate earnings, type of products or services offered, projected growth rates, experience of management, liquidity, and general market conditions for the markets on which the stock trades. Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular country, company, industry, or sector of the market. In addition, the types of stocks in which a particular fund invests may underperform the market or may not pay dividends as anticipated.

          MLPs are limited partnerships in which the ownership units (i.e., limited partnership interests) are publicly traded. MLP units are registered with the SEC and are freely traded on a securities exchange or in the over-the-counter market. Many MLPs operate in the oil and gas related businesses, including energy processing and distribution. Many MLPs are pass-through entities that generally are taxed at the unit holder level and are not subject to federal or state income tax at the partnership level. Annual income, gains, losses, deductions and credits of an MLP pass through directly to its unitholders. Distributions from an MLP may consist in part of a return of capital. Generally, an MLP is operated under the supervision of one or more general partners. Limited partners are not involved in the day-to-day management of the partnership. The risks of investing in an MLP are generally those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded investors in an MLP than investors in a corporation. Investments held by MLPs may be relatively illiquid, limiting the MLPs' ability to vary their portfolios promptly in response to changes in economic or other conditions. MLPs may have limited financial resources, their securities may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly-based companies. Investment in MLPs by High Income Bond Fund and Total Return Bond Fund also subject these Funds to the risks associated with the specific industry or industries in which the MLPs invest. Additionally, since MLPs generally conduct business in multiple states, the Funds may be subject to income or franchise tax in each of the states in which the partnership does business. The additional cost of preparing and filing the tax returns and paying the related taxes may adversely impact the Funds' return on their investment in MLPs.

          The Fixed Income Funds, other than Intermediate Government Bond Fund, U.S. Government Mortgage Fund and Short Term Bond Fund, may invest in preferred stock as a non-principal investment strategy. Preferred stock, unlike common stock, offers a stated dividend rate payable from the issuer's earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline.

          The Fixed Income Funds, other than Intermediate Government Bond Fund, may invest in debt securities which are convertible into or exchangeable for, or which carry warrants or other rights to acquire, common or preferred stocks as a non-principal investment strategy. Equity interests acquired through conversion, exchange or exercise of rights to acquire stock will be disposed of by each of the Fixed Income Funds as soon as practicable in an orderly manner (except that the Fixed Income Funds that may invest in common stocks and/or preferred stocks directly are not required to dispose of any stock so acquired).

FIXED AND FLOATING RATE DEBT OBLIGATIONS

          The debt obligations in which the Fixed Income Funds invest as either a principal or non-principal investment strategy may have either fixed or floating rates. Floating rate securities are generally offered at an initial interest rate which is at or above prevailing market rates. The interest rate paid on these securities is then reset periodically (commonly every 90 days) to an increment over some predetermined interest rate index. Commonly utilized indices include the three-month Treasury bill rate, the 180-day Treasury bill rate, the one-month or three-month London Interbank Offered Rate (LIBOR), the prime rate of a bank, the commercial paper rates, or the longer-term rates on U.S. Treasury securities. Fixed rate securities tend to exhibit more price volatility during times of rising or falling interest rates than securities with floating rates of interest. This is because floating rate securities behave like short-term instruments in that the rate of interest they pay is subject to periodic adjustments based on a designated interest rate index. Fixed rate securities pay a fixed rate of interest and are more sensitive to fluctuating interest rates. In periods of rising interest rates the value of a fixed rate security is likely to fall. Fixed rate securities with short-term characteristics are not subject to the same price volatility as fixed rate securities without such characteristics. Therefore, they behave more like floating rate securities with respect to price volatility.

FIXED INCOME SECURITIES -- EQUITY FUNDS

          The fixed income securities in which the Equity Funds may invest include securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, nonconvertible preferred stocks, nonconvertible corporate debt securities, and short-term obligations of the kinds described below under "-- Short-Term Investments." Equity Income Fund may invest in these securities as a non-principal investment strategy and the other Equity Funds may do so as a non-principal investment strategy. Investments in nonconvertible preferred stocks and nonconvertible corporate debt securities will be limited to investment-grade securities, defined as securities which are rated at the time of purchase by two of Moody's, Standard & Poor's and Fitch not less than Baa, BBB and BBB (or the equivalent short-term ratings), respectively, unless only one of those rating agencies provides a rating, in which case that rating must be at least Baa or BBB, or which are of comparable quality in the judgment of the Advisor. Obligations rated BBB, Baa or their equivalent, although investment grade, have speculative characteristics and carry a somewhat higher risk of default than higher rated obligations.

          In addition, Equity Income Fund may invest up to 25% of its total assets, and each of the other Equity Funds may invest up to 5% of its net assets, in less than investment grade convertible debt obligations. For a description of such obligations and the risks associated therewith, see "--Debt Obligations Rated Less Than Investment Grade."

          The fixed income securities specified above are subject to (i) interest rate risk (the risk that increases in market interest rates will cause declines in the value of debt securities held by an Underlying Fund); (ii) credit risk (the risk that the issuers of debt securities held by an Underlying Fund default in making required payments); and (iii) call or prepayment risk (the risk that a borrower may exercise the right to prepay a debt obligation before its stated maturity, requiring an Underlying Fund to reinvest the prepayment at a lower interest rate).

FOREIGN CURRENCY TRANSACTIONS

          Global Infrastructure Fund, International Fund and International Select Fund primarily invest in securities that are purchased and sold in foreign currencies and the other Equity Funds (except for Equity Index Fund, Mid Cap Index Fund, Small Cap Index Fund, Quantitative Large Cap Core Fund, Quantitative Large Cap Growth Fund, and Quantitative Large Cap Value Fund), Core Bond Fund, Inflation Protected Securities Fund, Short Term Bond Fund, and Total Return Bond Fund may invest a portion of their assets in such securities. The value of these Underlying Funds' assets as measured in U.S. dollars therefore may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. The Funds also will incur costs in converting U.S. dollars to local currencies, and vice versa. These Underlying Funds therefore may enter into foreign currency transactions as a principal investment strategy. The Funds and the Funds' Advisor currently have pending with the SEC an application for exemptive relief, which, if granted by the SEC, will allow each Fund to engage in certain derivative transactions, including foreign currency transactions, as a principal investment strategy.

          The Underlying Funds will conduct their foreign currency transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through forward foreign currency exchange contracts ("forward currency contracts") to purchase or sell foreign currencies at a future date.

          The Underlying Funds may enter into forward currency contracts in order to hedge against adverse movements in exchange rates between currencies. The Funds may engage in "transaction hedging" to protect against a change in the foreign currency exchange rate between the date a Fund contracts to purchase or sell a security and the settlement date, or to "lock in" the U.S. dollar equivalent of a dividend or interest payment made in a foreign currency. They also may engage in "portfolio hedging" to protect against a decline in the value of their portfolio securities as measured in U.S. dollars which could result from changes in exchange rates between the U.S. dollar and the foreign currencies in which the portfolio securities are purchased and sold. The Funds also may hedge foreign currency exchange rate risk by engaging in foreign currency futures and options transactions.

          Although a foreign currency hedge may be effective in protecting an Underlying Fund from losses resulting from unfavorable changes in exchanges rates between the U.S. dollar and foreign currencies, it also would limit the gains which might be realized by the Underlying Fund from favorable changes in exchange rates. The Advisor's decision whether to enter into currency hedging transactions will depend in part on its view regarding the direction and amount in which exchange rates are likely to move. The forecasting of movements in exchange rates is extremely difficult, so that it is highly uncertain whether a hedging strategy, if undertaken, would be successful. To the extent that the Advisor's view regarding future exchange rates proves to have been incorrect, an Underlying Fund may realize losses on its foreign currency transactions.

          Forward Currency Contracts. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers. An Underlying Fund will not enter into such forward contracts or maintain a net exposure in such contracts where it would be obligated to deliver an amount of foreign currency in excess of the value of its securities or other assets denominated in that currency. Each such Underlying Fund will comply with applicable SEC positions requiring it to segregate assets to cover its commitments with respect to such contracts. The Underlying Funds generally will not enter into a forward currency contract with a term longer than one year.

          Foreign Currency Futures Transactions. Unlike forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currency futures contracts are standardized as to amount and delivery period and may be traded on boards of trade and commodities exchanges or directly with a dealer which makes a market in such contracts and options. It is anticipated that such contracts may provide greater liquidity and lower cost than forward foreign currency exchange contracts. As part of their financial futures transactions, the Underlying Funds may use foreign currency futures contracts and options on such futures contracts. Through the purchase or sale of such contracts, the Underlying Funds may be able to achieve many of the same objectives as through investing in forward foreign currency exchange contracts.

          Foreign Currency Options. A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price at a specified date or during the option period. A call option gives its owner the right, but not the obligation, to buy the currency, while a put option gives its owner the right, but not the obligation, to sell the currency. The option seller (writer) is obligated to fulfill the terms of the option sold if it is exercised. However, either seller or buyer may close its position during the option period in the secondary market for such options at any time prior to expiration.

          A foreign currency call option rises in value if the underlying currency appreciates. Conversely, a foreign currency put option rises in value if the underlying currency depreciates. While purchasing a foreign currency option may protect an Underlying Fund against an adverse movement in the value of a foreign currency, it would limit the gain which might result from a favorable movement in the value of the currency. For example, if the Fund were holding securities denominated in an appreciating foreign currency and had purchased a foreign currency put to hedge against a decline in the value of the currency, it would not have to exercise its put. In such an event, however, the amount of the Fund's gain would be offset in part by the premium paid for the option. Similarly, if the Fund entered into a contract to purchase a security denominated in a foreign currency and purchased a foreign currency call to hedge against a rise in the value of the currency between the date of purchase and the settlement date, the Fund would not need to exercise its call if the currency instead depreciated in value. In such a case, the Fund could acquire the amount of foreign currency needed for settlement in the spot market at a lower price than the exercise price of the option.

FOREIGN SECURITIES

          General. The Underlying Funds, except for U.S. Government Mortgage Fund and Intermediate Government Bond Fund, may invest in foreign securities as a principal investment strategy.

          Under normal market conditions, Global Infrastructure Fund, International Fund and International Select Fund invest principally in foreign securities and the other Equity Funds (other than Equity Index Fund, Mid Cap Index Fund, Small Cap Index Fund, Quantitative Large Cap Core Fund, Quantitative Large Cap Growth Fund, and Quantitative Large Cap Value Fund) each may invest up to 25% of its total assets in securities of foreign issuers which are either listed on a U.S. securities exchange or represented by American Depositary Receipts.

          Core Bond Fund, High Income Bond Fund, Intermediate Term Bond Fund, and Short Term Bond Fund may invest up to 25% of total assets, and Inflation Protected Securities Fund and Total Return Bond Fund each may invest without limitation, in foreign securities payable in U.S. dollars. These securities may include securities issued or guaranteed by (i) the government of Canada, any Canadian province, or any instrumentality or political subdivision thereof; (ii) any other foreign government, agency or instrumentality; (iii) foreign subsidiaries of U.S. corporations; and (iv) foreign banks having total capital and surplus at the time of investment of at least $1 billion. In addition, up to 20% of the net assets of Inflation Protected Securities Fund, 20% of the total assets of Total Return Bond Fund, and 10% of the total assets of Core Bond Fund and Short Term Bond Fund may be invested in non-dollar denominated foreign securities.

          Prime Obligations Fund may invest in U.S. dollar-denominated obligations of foreign banks, U.S. branches of foreign banks and foreign branches of U.S. banks.

          Investment in foreign securities is subject to special investment risks that differ in some respects from those related to investments in securities of U.S. domestic issuers. These risks include political, social or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, the possibility of the imposition of exchange controls, expropriation, limits on removal of currency or other assets, nationalization of assets, foreign withholding and income taxation, and foreign trading practices (including higher trading commissions, custodial charges and delayed settlements). Foreign securities also may be subject to greater fluctuations in price than securities issued by U.S. corporations. The principal markets on which these securities trade may have less volume and liquidity, and may be more volatile, than securities markets in the United States.

          In addition, there may be less publicly available information about a foreign company than about a U.S. domiciled company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. domestic companies. There is also generally less government regulation of securities exchanges, brokers and listed companies abroad than in the United States. Confiscatory taxation or diplomatic developments could also affect investment in those countries. In addition, foreign branches of U.S. banks, foreign banks and foreign issuers may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and record keeping standards than those applicable to domestic branches of U.S. banks and U.S. domestic issuers.

          Emerging Markets. Core Bond Fund, High Income Bond Fund, Short Term Bond Fund, Total Return Bond Fund, Global Infrastructure Fund, International Fund, and International Select Fund may invest in securities issued by the governmental and corporate issuers that are located in emerging market countries as a principal investment strategy. Inflation Protected Securities Fund and Intermediate Term Bond Fund may invest in such securities as a non-principal investment strategy, but only if the securities are rated investment grade. Investments in securities of issuers in emerging market countries may be subject to potentially higher risks than investments in developed countries. These risks include (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which may result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict the Underlying Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the limited development and recent emergence, in certain countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in certain countries may be slowed or reversed by unanticipated political or social events in such countries.

          Despite the dissolution of the Soviet Union, the Communist Party may continue to exercise a significant role in certain (particularly Eastern European) countries. To the extent of the Communist Party's influence, investments in such countries will involve risks of nationalization, expropriation and confiscatory taxation. The communist governments of a number of such countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. In the event of such expropriation, the Underlying Fund could lose a substantial portion of any investments it has made in the affected countries. Further, no accounting standards exist in many developing countries. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial to the actual market values and may be adverse to Fund shareholders.

          Certain countries, which do not have market economies, are characterized by an absence of developed legal structures governing private and foreign investments and private property. Certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment of foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals.

          Authoritarian governments in certain countries may require that a governmental or quasi-governmental authority act as custodian of the Underlying Fund's assets invested in such country. To the extent such governmental or quasi-governmental authorities do not satisfy the requirements of the 1940 Act to act as foreign custodians of the Underlying Fund's cash and securities, the Fund's investment in such countries may be limited or may be required to be effected through intermediaries. The risk of loss through governmental confiscation may be increased in such countries.

          American Depositary Receipts and European Depositary Receipts. U.S. dollar-denominated American Depositary Receipts, which are traded in the United States on exchanges or over-the-counter, are issued by domestic banks. American Depositary Receipts represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. American Depositary Receipts do not eliminate all the risk inherent in investing in the securities of foreign issuers. However, by investing in American Depositary Receipts rather than directly in foreign issuers' stock, an Underlying Fund can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the United States for many American Depositary Receipts. The information available for American Depositary Receipts is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject. International Fund and International Select Fund also may invest in European Depositary Receipts, which are receipts evidencing an arrangement with a European bank similar to that for American Depositary Receipts and which are designed for use in the European securities markets. European Depositary Receipts are not necessarily denominated in the currency of the underlying security.

          Certain American Depositary Receipts and European Depositary Receipts, typically those denominated as unsponsored, require the holders thereof to bear most of the costs of the facilities while issuers of sponsored facilities normally pay more of the costs thereof. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders in respect to the deposited securities, whereas the depository of a sponsored facility typically distributes shareholder communications and passes through voting rights.

FUNDING AGREEMENTS

          Prime Obligations Fund may invest in funding agreements as a non-principal investment strategy. Funding agreements are contracts issued by insurance companies that guarantee a return of principal plus some amount of interest. Funding agreements purchased by Prime Obligations Fund will typically be short-term and provide an adjustable rate of interest. Funding agreements may or may not allow the Fund to demand repayment of principal after an agreed upon waiting period or upon certain other conditions. The insurance company may also have a corresponding right to prepay the principal with accrued interest upon a specified number of days' notice to Prime Obligations Fund. The maturity date of some funding agreements may be extended upon the mutual agreement and consent of the insurance company and Prime Obligations Fund.

FUTURES AND OPTIONS ON FUTURES

          The Underlying Funds, other than Intermediate Government Bond Fund and Prime Obligations Fund, may engage in futures transactions and options on futures as a principal investment strategy, including stock and interest rate index futures contracts and options thereon and, with respect to Inflation Protected Securities Fund only, commodity and commodity index futures contracts and options thereon. Certain Underlying Funds may also enter into foreign currency futures transactions, which are discussed in more detail above under "-Foreign Currency Transactions." The Funds and the Advisor currently have pending with the SEC an application for exemptive relief, which, if granted by the SEC, will allow each Fund to engage in certain derivative transactions, including futures and options on futures, as a principal investment strategy.

          A futures contract is an agreement between two parties to buy and sell a security or commodity for a set price on a future date. These contracts are traded on exchanges, so that, in most cases, either party can close out its position on the exchange for cash, without delivering the security or commodity. An option on a futures contract gives the holder of the option the right to buy or sell a position in a futures contract to the writer of the option, at a specified price and on or before a specified expiration date.

          An interest rate, commodity, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, commodity, foreign currency or the cash value of an index at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made. Inflation Protected Securities Fund may also invest in commodity futures contracts and options thereon. A commodity futures contract is an agreement between two parties, in which one party agrees to buy a commodity, such as an energy, agricultural or metal commodity from the other party at a later date at a price and quantity agreed upon when the contract is made.

          Futures options possess many of the same characteristics as options on securities, currencies and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position
(call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

          The Underlying Funds intend generally to use futures contracts and futures options to hedge against market risk. For example, a Fixed Income Fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the Underlying Fund's securities or the price of the securities that the Underlying Fund intends to purchase. The Underlying Fund's hedging activities may include sales of futures contracts as an offset against the effect of expected increases in interest rates, and purchases of futures contracts as an offset against the effect of expected declines in interest rates. Although other techniques could be used to reduce an Underlying Fund's exposure to interest rate fluctuations, the Underlying Fund may be able to hedge its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.

          The Underlying Funds will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade or similar entity, or quoted on an automated quotation system.

          When a purchase or sale of a futures contract is made by an Underlying Fund, the Underlying Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of liquid assets ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. Margin requirement on foreign exchanges may be modified during the term of the contract. Margin requirements on foreign exchanges may be different than U.S. exchanges. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Underlying Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Underlying Funds expects to earn interest income on its initial margin deposits. A futures contract held by an Underlying Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Underlying Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by the Underlying Fund but is instead a settlement between the Underlying Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, the Underlying Fund will mark to market its open futures positions.

          The Underlying Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract

(and the related initial margin requirements), the current market value of the option, and other futures positions held by the Underlying Fund.

          Futures transactions also involve brokerage costs and the Underlying Fund may have to segregate additional liquid assets in accordance with applicable SEC requirements.

          Although some futures contracts call for making or taking delivery of the underlying currency, securities or commodities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying currency, security or commodity, and delivery month). Closing out a futures contract sale is affected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If an offsetting purchase price is less than the original sale price, the Underlying Fund realizes a capital gain, or if it is more, the Underlying Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Underlying Fund realizes a capital loss. The transaction costs must also be included in these calculations.

          The Underlying Funds may write covered straddles consisting of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet the Underlying Fund's immediate obligations.

          Limitations on Use of Futures and Futures Options. Aggregate initial margin deposits for futures contracts, and premiums paid for related options may not exceed 5% of an Underlying Fund's total assets. Futures transactions will be limited to the extent necessary to maintain an Underlying Fund's qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code").

          Risks Associated with Futures and Futures Options. There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Underlying Fund securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

          Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

          There can be no assurance that a liquid market will exist at a time when an Underlying Fund seeks to close out a futures or a futures option position, and the Underlying Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

          Risks Associated with Commodity Futures Contracts. There are several additional risks associated with transactions in commodity futures contracts.

          Storage. Unlike the financial futures markets, in the commodity futures markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while the Inflation Protected Securities Fund is invested in futures contracts on that commodity, the value of the futures contract may change proportionately.

          Reinvestment. In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price. Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for Inflation Protected Securities Fund. If the nature of hedgers and speculators in futures markets has shifted when it is time for the Inflation Protected Securities Fund to reinvest the proceeds of a maturing contract in a new futures contract, the Fund might reinvest at higher or lower futures prices, or choose to pursue other investments.

          Other Economic Factors. The commodities which underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments, including futures contracts, than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional investment risks which subject Inflation Protected Securities Fund's investments to greater volatility than investments in traditional securities.

          CFTC Information. The Commodity Futures Trading Commission (the "CFTC"), a federal agency, regulates trading activity pursuant to the Commodity Exchange Act, as amended (the "CEA"). The CFTC requires the registration of a Commodity Pool Operator (a "CPO"), which is defined as any person engaged in a business which is of the nature of an investment trust, syndicate or a similar form of enterprise, and who, in connection therewith, solicits, accepts or receives from others funds, securities or property for the purpose of trading in a commodity for future delivery on or subject to the rules of any contract market. The CFTC has adopted Rule 4.5, which provides an exclusion from the definition of commodity pool operator for any registered investment company which files a notice of eligibility. The Funds have filed a notice of eligibility claiming exclusion from the status of CPO and, therefore, are not subject to registration or regulation as a CPO under the CEA.

GUARANTEED INVESTMENT CONTRACTS

          Short Term Bond Fund may purchase investment-type insurance products such as Guaranteed Investment Contracts ("GICs") as a non-principal investment strategy. A GIC is a deferred annuity under which the purchaser agrees to pay money to an insurer (either in a lump sum or in installments) and the insurer promises to pay interest at a guaranteed rate for the life of the contract. GICs may have fixed or variable interest rates. A GIC is a general obligation of the issuing insurance company. The purchase price paid for a GIC becomes part of the general assets of the insurer, and the contract is paid at maturity from the general assets of the insurer. In general, GICs are not assignable or transferable without the permission of the issuing insurance companies and can be redeemed before maturity only at a substantial discount or penalty. GICs, therefore, are usually considered to be illiquid investments. Short Term Bond Fund will purchase only GICs which are obligations of insurance companies with a policyholder's rating of A or better by A.M. Best Company.

INFLATION PROTECTED SECURITIES

          Inflation Protected Securities Fund invests in inflation protected securities as a principal investment strategy. The other Fixed Income Funds may invest in such securities as a non-principal investment strategy. Inflation protected securities are fixed income securities designed to provide protection against the negative effects of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the inflation accruals as part of a semiannual coupon.

          Inflation protected securities issued by the U.S. Treasury have maturities of five, ten, twenty or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if the Underlying Fund purchased an inflation protected bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months were 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole years' inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

          If the periodic adjustment rate measuring inflation falls, the principal value of U.S. Treasury inflation protected securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation protected bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. Other inflation-protected securities that accrue inflation into their principal value may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

          The value of inflation-protected securities is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation protected securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-protected securities.

          The periodic adjustment of U.S. inflation protected bonds is tied to the Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation protected securities issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States. If the market perceives that the adjustment mechanism of an inflation-protected security does not accurately adjust for inflation, the value of the security could be adversely affected.

          While inflation protected securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. The calculation of the inflation index ratio for inflation protected securities issued by the U.S. Treasury incorporates an approximate three-month lag, which may have an effect on the trading price of the securities, particularly during periods of significant, rapid changes in the inflation index. To the extent that inflation has increased during the three months prior to an interest payment, that interest payment will not be protected from the inflation increase. Further, to the extent that inflation has increased during the final three months of a security's maturity, the final value of the security will not be protected against that increase, which will negatively impact the value of the security. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in inflation-protected securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.

          Any increase in the principal amount of an inflation-protected security will be considered taxable income to the Underlying Fund, even though the Underlying Fund does not receive its principal until maturity.

INTEREST RATE CAPS AND FLOORS

          As a principal investment strategy, the Fixed Income Funds other than Intermediate Government Bond Fund may purchase or sell interest rate caps and floors to preserve a return or a spread on a particular investment or portion of its portfolio or for other non-speculative purposes. The Funds and the Advisor currently have pending with the SEC an application for exemptive relief, which, if granted by the SEC, will allow each Fund to engage in certain derivative transactions, including interest rate caps and floors, as a principal investment strategy. The purchase of an interest rate cap entitles the purchaser, to the extent a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling such interest rate floor.

LENDING OF PORTFOLIO SECURITIES

          In order to generate additional income, each of the Underlying Funds, other than Global Infrastructure Fund, Intermediate Government Bond Fund, and Prime Obligations Fund, may lend portfolio securities representing up to one-third of the value of its total assets to broker-dealers, banks or other institutional borrowers of securities as a principal investment strategy. Global Infrastructure Fund and Prime Obligations Fund may lend portfolio securities as a non-principal investment strategy. As with other extensions of credit, there may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, the Underlying Funds will only enter into domestic loan arrangements with broker-dealers, banks, or other institutions which the Advisor has determined are creditworthy under guidelines established by the board of directors. The Underlying Funds will pay a portion of the income earned on the lending transaction to the placing broker and may pay administrative and custodial fees in connection with these loans.

          In these loan arrangements, the Underlying Funds will receive collateral in the form of cash, U. S. government securities or other high-grade debt obligations equal to at least 100% of the value of the securities loaned. This collateral must be valued daily by the Advisor or the applicable Underlying Fund's lending agent and, if the market value of the loaned securities increases, the borrower must furnish additional collateral to the lending Underlying Fund. During the time portfolio securities are on loan, the borrower pays the lending Underlying Fund any dividends or interest paid on the securities. Loans are subject to termination at any time by the lending Underlying Fund or the borrower. While an Underlying Fund does not have the right to vote securities on loan, it would terminate the loan and regain the right to vote if that were considered important with respect to the investment. The Underlying Funds will pay a portion of the income earned on the lending transaction to the placing broker and may pay administrative and custodial fees (including fees paid to an affiliate of the Advisor) in connection with these loans.

          When an Underlying Fund lends portfolio securities to a borrower, payments in lieu of dividends made by the borrower to the Underlying Fund will not constitute "qualified dividends" taxable at the same rate as long-term capital gains, even if the actual dividends would have constituted qualified dividends had the Underlying Fund held the securities. See "Taxation."

          U.S. Bank, N.A. acts as securities lending agent for the Underlying Funds and receives separate compensation for such services, subject to compliance with conditions contained in an SEC exemptive order permitting U.S. Bank to provide such services and receive such compensation. U.S. Bank receives fees of up to 25% of each fund's net income from securities lending transactions. For each Underlying Fund, except Global Infrastructure Fund, International Fund and International Select Fund, collateral for securities on loan will be invested in a money market fund administered by the Advisor, for which the Advisor will receive an administration fee equal to 0.02% of such fund's average daily net assets.

LETTERS OF CREDIT

          Certain of the debt obligations (including certificates of participation, variable rate demand notes, commercial paper and other short-term obligations) which Prime Obligation Fund may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment and interest in the event of default by the issuer. Only banks, savings banks, and insurance companies which, in the opinion of the Advisor, are of comparable quality to issuers of other permitted investments of Prime Obligations Fund, may be used for letter of credit-backed investments.

LOAN PARTICIPATIONS

          Prime Obligations Fund may invest in loan participation interests as a principal investment strategy. Loan participations represent pro rata undivided interests in an underlying bank loan. Participation interests, like the underlying loans, may have fixed, floating, or variable rates of interest. The bank selling a participation interest generally acts as a mere conduit between its borrower and the purchasers of interests in the loan. The purchaser of an interest generally does not have recourse against the bank in the event of a default on the underlying loan. Therefore, the credit risk associated with such instruments is governed by the creditworthiness of the underlying borrowers and not by the banks selling the interests. Loan participation interests that can be sold within a seven-day period are deemed by the Advisor to be liquid investments. If a loan participation interest is restricted from being sold within a seven-day period, then it will be limited, together with other illiquid investments, to not more than 10% of Prime Obligations Fund's net assets.

MORTGAGE-BACKED SECURITIES

          The Fixed Income Funds, other than High Income Bond Fund and Intermediate Government Bond Fund, may invest in mortgage-backed securities as a principal investment strategy. High Income Bond Fund may invest in such securities as a non-principal investment strategy. These investments include Agency Pass-Through Certificates, private mortgage pass-through securities, collateralized mortgage obligations, and commercial mortgage-backed securities, as defined and described below.

          Agency Pass-Through Certificates. Agency Pass-Through Certificates are mortgage pass-through certificates representing undivided interests in pools of residential mortgage loans. Distribution of principal and interest on the mortgage loans underlying an Agency Pass-Through Certificate is an obligation of or guaranteed by the Government National Mortgage Association ("GNMA," or "Ginnie Mae"), the Federal National Mortgage Association ("FNMA," or "Fannie Mae") or the Federal Home Loan Mortgage Corporation ("FHLMC," or "Freddie Mac"). GNMA is a wholly owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The guarantee of GNMA with respect to GNMA certificates is backed by the full faith and credit of the United States, and GNMA is authorized to borrow from the U.S. Treasury in an amount which is at any time sufficient to enable GNMA, with no limitation as to amount, to perform its guarantee.

          FNMA is a federally chartered and privately owned corporation organized and existing under federal law. Although the Secretary of the Treasury of the United States has discretionary authority to lend funds to FNMA, neither the United States nor any agency thereof is obligated to finance FNMA's operations or to assist FNMA in any other manner.

          FHLMC is a federally chartered corporation organized and existing under federal law, the common stock of which is owned by the Federal Home Loan Banks. Neither the United States nor any agency thereof is obligated to finance FHLMC's operations or to assist FHLMC in any other manner.

          The mortgage loans underlying GNMA certificates are partially or fully guaranteed by the Federal Housing Administration or the Veterans Administration, while the mortgage loans underlying FNMA certificates and FHLMC certificates are conventional mortgage loans which are, in some cases, insured by private mortgage insurance companies. Agency Pass-Through Certificates may be issued in a single class with respect to a given pool of mortgage loans or in multiple classes.

          The residential mortgage loans evidenced by Agency Pass-Through Certificates and upon which CMOs (as described further below) are based generally are secured by first mortgages on one- to four-family residential dwellings. Such mortgage loans generally have final maturities ranging from 15 to 40 years and generally provide for monthly payments in amounts sufficient to amortize their original principal amounts by the maturity dates. Each monthly payment on such mortgage loans generally includes both an interest component and a principal component, so that the holder of the mortgage loans receives both interest and a partial return of principal in each monthly payment. In general, such mortgage loans can be prepaid by the borrowers at any time without any prepayment penalty. In addition, many such mortgage loans contain a "due-on-sale" clause requiring the loans to be repaid in full upon the sale of the property securing the loans. Because residential mortgage loans generally provide for monthly amortization and may be prepaid in full at any time, the weighted average maturity of a pool of residential mortgage loans is likely to be substantially shorter than its stated final maturity date. The rate at which a pool of residential mortgage loans is prepaid may be influenced by many factors and is not predictable with precision.

          Private mortgage pass-through securities ("Private Pass-Throughs"). Private Pass-Throughs are structured similarly to GNMA, FNMA and FHLMC mortgage pass-through securities and are issued by originators of and investors in mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment banks and special purpose subsidiaries of the foregoing. These securities usually are backed by a pool of fixed or adjustable rate loans. Since Private Pass-Throughs typically are not guaranteed by an entity having the credit status of GNMA, FNMA or FHLMC, such securities generally are structured with one or more types of credit enhancement. Such credit support falls into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provisions of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Underlying Funds will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

          The ratings of securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the enhancement provider. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected.

          Collateralized Mortgage Obligations ("CMOs"). CMOs are debt obligations typically issued by a private special-purpose entity and collateralized by residential or commercial mortgage loans or Agency Pass-Through Certificates. An Underlying Fund will invest only in CMOs that are rated within the rating categories in which the Underlying Fund is otherwise allowed to invest or which are of comparable quality in the judgment of the Advisor. Because CMOs are debt obligations of private entities, payments on CMOs generally are not obligations of or guaranteed by any governmental entity, and their ratings and creditworthiness typically depend, among other factors, on the legal insulation of the issuer and transaction from the consequences of a sponsoring entity's bankruptcy.

          CMOs generally are issued in multiple classes, with holders of each class entitled to receive specified portions of the principal payments and prepayments and/or of the interest payments on the underlying mortgage loans. These entitlements can be specified in a wide variety of ways, so that the payment characteristics of various classes may differ greatly from one another. For instance, holders may hold interests in CMO tranches called Z-tranches which defer interest and principal payments until one or other classes of the CMO have been paid in full. In addition, for example:

     - In a sequential-pay CMO structure, one class is entitled to receive all principal payments and prepayments on the underlying mortgage loans (and interest on unpaid principal) until the principal of the class is repaid in full, while the remaining classes receive only interest; when the first class is repaid in full, a second class becomes entitled to receive all principal payments and prepayments on the underlying mortgage loans until the class is repaid in full, and so forth.

     - A planned amortization class ("PAC") of CMOs is entitled to receive principal on a stated schedule to the extent that it is available from the underlying mortgage loans, thus providing a greater (but not absolute) degree of certainty as to the schedule upon which principal will be repaid.

     - An accrual class of CMOs provides for interest to accrue and be added to principal (but not be paid currently) until specified payments have been made on prior classes, at which time the principal of the accrual class (including the accrued interest which was added to principal) and interest thereon begins to be paid from payments on the underlying mortgage loans.

     - An interest-only class of CMOs entitles the holder to receive all of the interest and none of the principal on the underlying mortgage loans, while a principal-only class of CMOs entitles the holder to receive all of the principal payments and prepayments and none of the interest on the underlying mortgage loans.

     - A floating rate class of CMOs entitles the holder to receive interest at a rate which changes in the same direction and magnitude as changes in a specified index rate. An inverse floating rate class of CMOs entitles the holder to receive interest at a rate which changes in the opposite direction from, and in the same magnitude as or in a multiple of, changes in a specified index rate. Floating rate and inverse floating rate classes also may be subject to "caps" and "floors" on adjustments to the interest rates which they bear.

     - A subordinated class of CMOs is subordinated in right of payment to one or more other classes. Such a subordinated class provides some or all of the credit support for the classes that are senior to it by absorbing losses on the underlying mortgage loans before the senior classes absorb any losses. A subordinated class which is subordinated to one or more classes but senior to one or more other classes is sometimes referred to as a "mezzanine" class. A subordinated class generally carries a lower rating than the classes that are senior to it, but may still carry an investment grade rating.

          It generally is more difficult to predict the effect of changes in market interest rates on the return on mortgage-backed securities than to predict the effect of such changes on the return of a conventional fixed-rate debt instrument, and the magnitude of such effects may be greater in some cases. The return on interest-only and principal-only mortgage-backed securities is particularly sensitive to changes in interest rates and prepayment speeds. When interest rates decline and prepayment speeds increase, the holder of an interest-only mortgage-backed security may not even recover its initial investment. Similarly, the return on an inverse floating rate CMO is likely to decline more sharply in periods of increasing interest rates than that of a fixed-rate security. For these reasons, interest-only, principal-only and inverse floating rate mortgage-backed securities generally have greater risk than more conventional classes of mortgage-backed securities. None of the Underlying Funds will invest more than 10% of its total assets in interest-only, principal-only, inverse interest only or inverse floating rate mortgage-backed securities.

          Commercial Mortgage-Backed Securities. Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial property, such as hotels, office buildings, retail stores, hospitals, and other commercial buildings. These securities may have a lower prepayment uncertainty than other mortgage-backed securities because commercial mortgage loans generally prohibit or impose penalties on prepayments of principal. In addition, commercial mortgage-backed securities often are structured with some form of credit enhancement to protect against potential losses on the underlying mortgage loans. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and may exhibit greater price volatility than other types of mortgage-backed securities.

          Adjustable Rate Mortgage Securities ("ARMS"). The Fixed Income Funds may invest in ARMS as a non-principal investment strategy. ARMS are pass-through mortgage securities collateralized by mortgages with interest rates that are adjusted from time to time. ARMS also include adjustable rate tranches of CMOs. The adjustments usually are determined in accordance with a predetermined interest rate index and may be subject to certain limits. While the values of ARMS, like other debt securities, generally vary inversely with changes in market interest rates (increasing in value during periods of declining interest rates and decreasing in value during periods of increasing interest rates), the values of ARMS should generally be more resistant to price swings than other debt securities because the interest rates of ARMS move with market interest rates. The adjustable rate feature of ARMS will not, however, eliminate fluctuations in the prices of ARMS, particularly during periods of extreme fluctuations in interest rates.

          ARMS typically have caps which limit the maximum amount by which the interest rate may be increased or decreased at periodic intervals or over the life of the loan. To the extent interest rates increase in excess of the caps, ARMS can be expected to behave more like traditional debt securities and to decline in value to a greater extent than would be the case in the absence of such caps. Also, since many adjustable rate mortgages only reset on an annual basis, it can be expected that the prices of ARMS will fluctuate to the extent changes in prevailing interest rates are not immediately reflected in the interest rates payable on the underlying adjustable rate mortgages. The extent to which the prices of ARMS fluctuate with changes in interest rates will also be affected by the indices underlying the ARMS.

OPTIONS TRANSACTIONS

          To the extent set forth below, the Underlying Funds may purchase put and call options on securities, stock indices, interest rate indices, commodity indices, and/or foreign currencies. These transactions will be undertaken for the purpose of reducing risk to the Underlying Funds; that is, for "hedging" purposes, or, in the case of options written by an Underlying Fund, to produce additional income. Options on futures contracts are discussed above under "-- Futures and Options on Futures." The Funds and the Advisor currently have pending with the SEC an application for exemptive relief, which, if granted by the SEC, will allow each Fund to engage in certain derivative transactions, including options transactions, as a principal investment strategy, to the extent they are not already allowed to do so as indicated below.

          Options on Securities. As a principal investment strategy, Income Builder Fund, the Equity Funds (other than Equity Index Fund, Mid Cap Index Fund and Small Cap Index Fund), and the Fixed Income Funds (other than Intermediate Government Bond Fund) may purchase put and call options on securities they own or have the right to acquire. A put option on a security gives the purchaser of the option the right (but not the obligation) to sell, and the writer of the option the obligation to buy, the underlying security at a stated price (the "exercise price") at any time before the option expires. A call option on a security gives the purchaser the right (but not the obligation) to buy, and the writer the obligation to sell, the underlying security at the exercise price at any time before the option expires. The purchase price for a put or call option is the "premium" paid by the purchaser for the right to sell or buy.

          An Underlying Fund may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, an Underlying Fund would reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. In similar fashion, an Underlying Fund may purchase call options to hedge against an increase in the price of securities that the Underlying Fund anticipates purchasing in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Underlying Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire unexercised.

          Options on Stock, Interest Rate and Commodity Indices. As principal investment strategies, Income Builder Fund and the Equity Funds may purchase put and call options on stock indices, the Fixed Income Funds (other than Intermediate Government Bond Fund) may purchase put and call options on interest rate indices and Inflation Protected Securities Fund may purchase put and call options on commodity indices. An option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing value of the index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple (the "multiplier"). The writer of the option is obligated, for the premium received, to make delivery of this amount. Settlements for index options are always in cash. Gain or loss depends on market movements with respect to specific financial instruments or commodities. The multiplier for index options determines the total dollar value per contract of each point in the difference between the exercise price of an option and the current value of the underlying index. Options on different indices may have different multipliers.

          Options on Currencies. Foreign currency options are discussed in detail above under " -Foreign Currency Transactions - Foreign Currency Options."

          Writing Call Options--Equity Funds. As a principal investment strategy, the Equity Funds may write (sell) covered call options covering up to 25% of the equity securities owned by such Funds, except that International Fund and

International Select Fund may write (sell) covered call options covering up to 50% of the equity securities owned by each Fund. These transactions would be undertaken principally to produce additional income.

          Writing Options--Inflation Protected Securities Fund. Inflation Protected Securities Fund may write (sell) covered put and call options as a principal investment strategy. These transactions would be undertaken principally to produce additional income. The Fund may write covered straddles consisting of a combination of a call and a put written on the same underlying instrument.

          Covered Options. Income Builder and the Underlying Funds will write options only if they are "covered." In the case of a call option on a security, the option is "covered" if the Underlying Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other liquid assets in such amount are segregated) upon conversion or exchange of the securities held by the Underlying Fund. For a call option on an index or currency, the option is covered if the Underlying Fund segregates liquid assets in an amount equal to the contract value of the index or currency. A call option is also covered if the Underlying Fund holds a call on the same security, index or currency as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Underlying Fund in segregated liquid assets. A put option on a security, currency or index is "covered" if the Underlying Fund segregates liquid assets equal to the exercise price. A put option is also covered if the Underlying Fund holds a put on the same security, currency or index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Underlying Fund in segregated liquid assets. A straddle will be covered when sufficient assets are deposited to meet the Underlying Fund's immediate obligations. The Underlying Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Underlying Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."

          Expiration or Exercise of Options. If an option written by an Underlying Fund expires unexercised, the Underlying Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by an Underlying Fund expires unexercised, the Underlying Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security, currency or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Underlying Fund desires.

          An Underlying Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series. An Underlying Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Underlying Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Underlying Fund will realize a capital gain or, if it is less, the Underlying Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security, currency or index in relation to the exercise price of the option, the volatility of the underlying security, currency or index, and the time remaining until the expiration date.

          The premium paid for a put or call option purchased by an Underlying Fund is an asset of the Underlying Fund. The premium received for an option written by an Underlying Fund is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked price.

          Risks Associated with Options Transactions. There are several risks associated with options transactions. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

          During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill it obligations as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. If a put or call option purchased by an Underlying Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put) or remains less than or equal to the exercise price (in the case of a call), the Underlying Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

          There can be no assurance that a liquid market will exist when an Underlying Fund seeks to close out an option position. If an Underlying Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If an Underlying Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise.

          If trading were suspended in an option purchased by an Underlying Fund, the Underlying Fund would not be able to close out the option. If restrictions on exercise were imposed, an Underlying Fund might be unable to exercise an option it had purchased. Except to the extent that a call option on an index written by an Underlying Fund is covered by an option on the same index purchased by the Underlying Fund, movements in the index may result in a loss to the Underlying Fund; however, such losses may be mitigated by changes in the value of the Underlying Fund's securities during the period the option was outstanding.

          Limitations. None of the Underlying Funds will invest more than 5% of the value of its total assets in purchased options, provided that options which are "in the money" at the time of purchase may be excluded from this 5% limitation. A call option is "in the money" if the exercise price is lower than the current market price of the underlying security or index, and a put option is "in the money" if the exercise price is higher than the current market price. An Underlying Fund's loss exposure in purchasing an option is limited to the sum of the premium paid and the commission or other transaction expenses associated with acquiring the option.

OTHER INVESTMENT COMPANIES

          Each Fund, Equity Fund, and Fixed Income Fund may invest in other investment companies, such as mutual funds, closed-end funds, and, with the exception of Intermediate Government Bond Fund, exchange-traded funds ("ETFs"). Each Fund, Quantitative Large Cap Core Fund, Quantitative Large Cap Growth Fund, Quantitative Large Cap Value Fund, Global Infrastructure Fund, International Fund, and International Select Fund may do so as a principal investment strategy. The other Equity Funds and the Fixed Income Funds may do so as a non-principal investment strategy. Prime Obligations Fund may invest in other money market funds as a non-principal investment strategy. Under the 1940 Act, a Fund's or Underlying Fund's investment in such securities, subject to certain exceptions, currently is limited to 3% of the total voting stock of any one investment company; 5% of a Fund's or Underlying Fund's total assets with respect to any one investment company; and 10% of a Fund's or Underlying Fund's total assets in the aggregate. A Fund's or Underlying Fund's investments in other investment companies may include money market mutual funds, including money market funds advised by the Advisor. Investments in money market funds are not subject to the percentage limitations set forth above. Where Prime Obligations Fund invests in other money market funds, the permitted investments of such other money market funds must constitute permitted investments of Prime Obligations Fund.

          If a Fund or Underlying Fund invests in other investment companies, such Fund or Underlying Fund's shareholders will bear not only their proportionate share of the relevant Fund's or Underlying Fund's expenses, but also, indirectly, the similar expenses of the underlying investment companies. Shareholders would also be exposed to the risks associated not only to such Fund or Underlying Fund, but also to the portfolio investments of the underlying investment companies. Shares of certain closed-end funds may at times be acquired only at market prices representing premiums to their net asset values. Shares acquired at a premium to their net asset value may be more likely to subsequently decline in price, resulting in a loss to such Fund or Underlying Fund and its shareholders. The underlying securities in an ETF may not follow the price movements of the industry or sector the ETF is designed to track. Trading in an ETF may be halted if the trading in one or more of the ETF's underlying securities is halted.

PARTICIPATION INTERESTS

          High Income Bond Fund and Total Return Bond Fund, as a non-principal investment strategy, may acquire participation interests in senior, fully secured floating rate loans that are made primarily to U.S. companies. Each Underlying Fund's investments in participation interests are subject to its limitation on investments in illiquid securities. The Funds may purchase only those participation interests that mature in one year or less, or, if maturing in more than one year, have a floating rate that is automatically adjusted at least once each year according to a specified rate for such investments, such as a published interest rate or interest rate index. Participation interests are primarily dependent upon the creditworthiness of the borrower for payment of interest and principal. Such borrowers may have difficulty making payments and may have senior securities rated as low as C by Moody's or Fitch or D by Standard & Poor's.

PAYMENT-IN-KIND DEBENTURES AND DELAYED INTEREST SECURITIES

          High Income Bond Fund and Total Return Bond Fund, as a non-principal investment strategy, may invest in debentures the interest on which may be paid in other securities rather than cash ("PIKs"). Typically, during a specified term prior to the debenture's maturity, the issuer of a PIK may provide for the option or the obligation to make interest payments in debentures, common stock or other instruments (i.e., "in kind" rather than in cash). The type of instrument in which interest may or will be paid would be known by the Underlying Fund at the time of investment. While PIKs generate income for purposes of generally accepted accounting standards, they do not generate cash flow and thus could cause the Underlying Fund to be forced to liquidate securities at an inopportune time in order to distribute cash, as required by the Code.

          Unlike PIKs, delayed interest securities do not pay interest for a specified period. Because values of securities of this type are subject to greater fluctuations than are the values of securities that distribute income regularly, they may be more speculative than such securities.

REAL ESTATE INVESTMENT TRUST ("REIT") SECURITIES

          A majority of Real Estate Securities Fund's total assets will be invested in securities of real estate investment trusts. Global Infrastructure Fund may invest in such securities as a principal investment strategy. Each other Equity Fund and High Income Bond Fund may invest in securities of real estate investment trusts as a non-principal investment strategy. REITs are publicly traded corporations or trusts that specialize in acquiring, holding, and managing residential, commercial or industrial real estate. A REIT is not taxed at the entity level on income distributed to its shareholders or unitholders if it distributes to shareholders or unitholders at least 90% of its taxable income for each taxable year and complies with regulatory requirements relating to its organization, ownership, assets and income.

          REITs generally can be classified as Equity REITs, Mortgage REITs and Hybrid REITs. An Equity REIT invests the majority of its assets directly in real property and derives its income primarily from rents and from capital gains on real estate appreciation which are realized through property sales. A Mortgage REIT invests the majority of its assets in real estate mortgage loans and derives its income primarily from interest payments. A Hybrid REIT combines the characteristics of an Equity REIT and a Mortgage REIT. Although Real Estate Securities Fund can invest in all three kinds of REITs, its emphasis is expected to be on investments in Equity REITs.

          Because Real Estate Securities Fund invests primarily in the real estate industry, it is particularly subject to risks associated with that industry. The real estate industry has been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future. Real property values and incomes from real property may decline due to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhoods and in demographics, increases in market interest rates, or other factors. Factors such as these may adversely affect companies that own and operate real estate directly, companies that lend to such companies, and companies that service the real estate industry.

          Because Real Estate Securities Fund may invest a substantial portion of its assets in REITs, it also is subject to risks associated with direct investments in REITs. Equity REITs will be affected by changes in the values of and incomes from the properties they own, while Mortgage REITs may be affected by the credit quality of the mortgage loans they hold. In addition, REITs are dependent on specialized management skills and on their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders. REITs may have limited diversification and are subject to risks associated with obtaining financing for real property, as well as to the risk of self-liquidation. REITs also can be adversely affected by their failure to qualify for tax-free pass-through treatment of their income under the Code, or by their failure to maintain an exemption from registration under the 1940 Act. By investing in REITs indirectly through Real Estate Securities Fund, a shareholder of Real Estate Securities Fund bears not only a proportionate share of the expenses of Real Estate Securities Fund, but also may indirectly bear similar expenses of some of the REITs in which it invests.

REPURCHASE AGREEMENTS

          Each of the Underlying Funds may invest in repurchase agreements as a non-principal investment strategy. A repurchase agreement involves the purchase by an Underlying Fund of securities with the agreement that after a stated period of time, the original seller will buy back the same securities ("collateral") at a predetermined price or yield. Repurchase agreements involve certain risks not associated with direct investments in securities. If the original seller defaults on its obligation to repurchase as a result of its bankruptcy or otherwise, the purchasing Underlying Fund will seek to sell the collateral, which could involve costs or delays. Although collateral (which may consist of any fixed income security which is an eligible investment for the Underlying Fund entering into the repurchase agreement) will at all times be maintained in an amount equal to the repurchase price under the agreement (including accrued interest), an Underlying Fund would suffer a loss if the proceeds from the sale of the collateral were less than the agreed-upon repurchase price. The Advisor will monitor the creditworthiness of the firms with which the Underlying Funds enter into repurchase agreements.

          The Underlying Funds' custodian will hold the securities underlying any repurchase agreement, or the securities will be part of the Federal Reserve/Treasury Book Entry System. The market value of the collateral underlying the repurchase agreement will be determined on each business day. If at any time the market value of the collateral falls below the repurchase price under the repurchase agreement (including any accrued interest), the appropriate Underlying Fund will promptly receive additional collateral (so the total collateral is an amount at least equal to the repurchase price plus accrued interest).

ROYALTY TRUSTS

          Each of the Fixed Income Funds and Equity Funds may invest in publicly-traded royalty trusts as a non-principal investment strategy. Royalty trusts are income-oriented equity investments that indirectly, through the ownership of trust units, provide investors (called "unit holders") with exposure to energy sector assets such as coal, oil and natural gas. A royalty trust receives royalty income from the production of a natural resource and then distributes this income to unit holders less deductions for management fees and capital expenses. The trusts have no physical operations of their own and have no management or employees; rather, they are merely financing vehicles. Other companies mine the resources and pay royalties on those resources to the trust.

          The level of royalty income the trust receives is subject to swings in commodity prices and production levels, which can cause distributions of royalty income to be very inconsistent. Commodity prices can fluctuate widely on a month-to-month basis in response to a variety of factors that are beyond the control of the trust, including political conditions in a major commodity producing region, especially the Middle East in the case of crude oil, worldwide economic conditions, weather conditions, the supply and price of domestic and foreign energy resources, the level of consumer demand, the price and availability of alternative energy resources, the proximity to, and capacity of, transportation facilities, the effect of worldwide energy conservation measures, and the nature and extent of governmental regulation and taxation. When prices decline, the trust is affected in two ways. First, net royalties are reduced. Second, exploration and development activity on the underlying properties may decline as some projects may become uneconomic and are either delayed or eliminated. It is impossible to predict future crude oil and natural gas price movements, and this reduces the predictability of future cash distributions to unit holders.

          The assets of the trust are depleting assets and, if the operators developing the underlying properties do not perform additional development projects, the assets may deplete faster than expected. In some cases, operators may sacrifice opportunities to reinvest in the business in order to maintain or increase the level of royalty income passed onto the trust. Eventually, the assets of the trust will cease to produce in commercial quantities and the trust will cease to receive royalties. There is no guarantee that distributions made to a unit holder over the life of these depleting assets will equal or exceed the purchase price paid by the unit holder. If the business starts to lose money, the trust can reduce or even eliminate distributions.

          Trust unit holders generally have limited or no voting rights and limited ability to enforce the trust's rights against the current or future operators developing the underlying properties. For example, there is no requirement for annual meetings of trust unit holders or for an annual election of the trustee(s). In some cases, the limited liability of unit holders is also uncertain. The unit holders are not protected from the liabilities of the trust to the same extent that a shareholder would be protected from a corporation's liabilities, and could theoretically have unlimited liability for the actions of the trust.

          Royalty trusts are structured to avoid taxes at the entity level. In a traditional corporate tax structure, net income is taxed at the corporate level and again as dividends in the hands of the unit holder. An income trust, if properly structured, should not be subject to U.S Federal income tax. This flow-through structure means that the distributions to unit holders are generally higher than dividends from an equivalent corporate entity. Each unit holder is taxable on this pro rata share of the trust's net income. Distributions from U.S. royalty trusts are considered ordinary income to the holder and are taxed accordingly. Due to the depleting nature of oil and gas assets, a depletion deduction is available to unit holders to defer taxes on royalty income, enhancing the taxable equivalent yield. The flow-through tax structure of royalty trusts could be challenged under existing laws, or the tax laws could change.

SECURITIES OF FOREIGN BANKS AND BRANCHES

          Prime Obligations Fund may invest as a principal investment strategy in dollar-denominated obligations of U.S. branches of foreign banks, foreign branches of domestic banks, foreign banks, and foreign corporations. Investment in foreign securities is subject to special investment risks that differ in some respects from those related to investments in securities of U.S. domestic issuers. These risks include political, social or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, the possibility of the imposition of exchange controls, expropriation, limits on removal of currency or other assets, nationalization of assets, foreign withholding and income taxation, and foreign trading practices (including higher trading commissions, custodial charges and delayed settlements). Foreign securities also may be subject to greater fluctuations in price than securities issued by U.S. corporations. The principal markets on which these securities trade may have less volume and liquidity, and may be more volatile, than securities markets in the United States.

          In addition, there may be less publicly available information about a foreign bank or company than about a U.S. domiciled bank or company. Foreign banks and companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. domestic banks and companies. There is also generally less government regulation of securities exchanges, brokers and listed companies abroad than in the United States. Confiscatory taxation or diplomatic developments could also affect investment in those countries. Various provisions of federal law governing the establishment and operation of domestic branches of foreign banks do not apply to foreign branches of domestic banks. Obligations of U.S. branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation as well as by governmental action in the country in which the foreign bank has its head office.

SHORT-TERM TEMPORARY INVESTMENTS

          In an attempt to respond to adverse market, economic, political or other conditions, each of the Funds, and Underlying Equity Funds and Fixed Income Funds may temporarily invest without limit in a variety of short-term instruments such as rated commercial paper and variable amount master demand notes; U.S. dollar-denominated time and savings deposits (including certificates of deposit); bankers' acceptances; obligations of the U.S. government or its agencies or instrumentalities; repurchase agreements collateralized by eligible investments of an Underlying Fund; securities of other mutual funds that invest primarily in debt obligations with remaining maturities of 13 months or less (which investments also are subject to an advisory fee); and other similar high-quality short-term U.S. dollar-denominated obligations. The other mutual funds in which the Funds and the Underlying Funds may so invest include money market funds advised by the Advisor, subject to certain restrictions contained in an exemptive order issued by the SEC with respect thereto.

          The bank instruments in which the Fixed Income Funds invest may also invest in Eurodollar certificates of deposit issued by foreign branches of U.S. or foreign banks; Eurodollar time deposits, which are U.S. dollar-denominated deposits in foreign branches of U.S. or foreign banks; and Yankee certificates of deposit, which are U.S. dollar-denominated certificates of deposit issued by U.S. branches of foreign banks and held in the U.S.. In each instance, these Fixed Income Funds may only invest in bank instruments issued by an institution which has capital, surplus and undivided profits of more than $100 million or the deposits of which are insured by the Bank Insurance Fund or the Savings Association Insurance Fund.

          Short-term investments and repurchase agreements may be entered into on a joint basis by the Funds, the Underlying Funds, and other funds advised by the Advisor to the extent permitted by an exemptive order issued by the SEC with respect to the Funds. A brief description of certain kinds of short-term instruments follows:

          Commercial Paper. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return. Subject to the limitations described in the Prospectuses, the Funds and the Underlying Funds may purchase commercial paper consisting of issues rated at the time of purchase within the two highest rating categories by Standard & Poor's, Fitch or Moody's, or which have been assigned an equivalent rating by another nationally recognized statistical rating organization. The Funds and the Underlying Funds also may invest in commercial paper that is not rated but that is determined by the Advisor to be of comparable quality to instruments that are so rated. For a description of the rating categories of Standard & Poor's, Fitch and Moody's, see Appendix A.

          Bankers' Acceptances. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity.

          Variable Amount Master Demand Notes. Variable amount master demand notes are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between a Fund or an Underlying Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, a Fund or an Underlying Fund may demand payment of principal and accrued interest at any time. While the notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes (which are normally manufacturing, retail, financial, and other business concerns) must satisfy the same criteria as set forth above for commercial paper. The Advisor will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand.

          Variable Rate Demand Obligations. Variable rate demand obligations ("VRDO") are securities in which the interest rate is adjusted at pre-designated periodic intervals. VRDOs may include a demand feature which is a put that entitles the holder to receive the principal amount of the underlying security or securities and which may be exercised either at any time on no more than 30 days' notice or at specified intervals not exceeding 397 calendar days on no more than 30 days' notice.

SWAP AGREEMENTS

          The Fixed Income Funds other than Intermediate Government Bond Fund may enter into interest rate, total return and credit default swap agreements as a principal investment strategy. The Fixed Income Funds other than Intermediate Government Bond Fund may also enter into options on the foregoing types of swap agreements ("swap options") and in bonds issued by special purpose entities that are backed by a pool of swaps. The Funds and the Advisor currently have pending with the SEC an application for exemptive relief, which, if granted by the SEC, will allow each Fund to engage in certain derivative transactions, including swap agreements, as a principal investment strategy.

          Swap agreements are two party contracts entered into primarily by institutional investors for a specified period of time. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular predetermined investment or index. The gross returns to be exchanged or swapped between the parties are generally calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a basket of securities representing a particular index. A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement at some designated future time on specified terms. The Fixed Income Funds may write (sell) and purchase put and call swap options.

          Interest rate swaps involve the exchange of a fixed rate of interest for a floating rate of interest, usually over a one- to ten-year term. In a total return swap, one party agrees to pay the other the "total return" of a defined underlying asset, usually in return for a specified fixed or floating cash flow unrelated to the credit worthiness of the underlying asset. A total return swap may be applied to any underlying asset but is most commonly used with equity indices, single stocks, bonds and defined portfolios of loans and mortgages. Credit default swaps involve the exchange of a monthly interest rate spread over a period of time for the risk of default by an individual corporate borrower or with respect to a basket of securities.

          One example of the use of swaps within a Fixed Income Fund may be to manage the interest rate sensitivity of the Fund. The Fund might receive or pay a fixed interest rate of a particular maturity and pay or receive a floating rate in order to increase or decrease the duration of the Fund. Or, the Fund may buy or sell swap options to effect the same result. The Fixed Income Fund may also replicate a security by selling it, placing the proceeds in cash deposits, and receiving a fixed rate in the swap market.

          Another example of the use of swaps within a Fixed Income Fund is the use of credit default swaps to buy or sell credit protection. A credit default swap is a bilateral contract that enables an investor to buy or sell protection against a defined-issuer credit event. The seller of credit protection against a security or basket of securities receives an upfront or periodic payment to compensate against potential default events. The Fund may enhance income by selling protection or protect credit risk by buying protection. Market supply and demand factors may cause distortions between the cash securities market and the credit default swap market. The credit protection market is still relatively new and should be considered illiquid.

          A Fixed Income Fund might enter into a total return swap involving an underlying index or basket of securities to create exposure to a potentially widely-diversified range of securities in a single trade. An index total return swap can be used by a portfolio manager to assume risk, without the complications of buying the component securities from what may not always be the most liquid of markets.

          Most swap agreements entered into by a Fixed Income Fund would calculate the obligations of the parties to the agreement on a "net basis." Consequently, a Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's current obligations under a net swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by assets determined to be liquid by the Advisor.

          The use of swap agreements by a Fixed Income Fund entails certain risks. Interest rate swaps could result in losses if interest rate changes are not correctly anticipated by the Fund. Total return swaps could result in losses if the underlying asset does not perform as anticipated by the fund. Credit default swaps could result in losses if the Fund does not correctly evaluate the creditworthiness of the company or companies on which the credit default swap is based.

          A Fixed Income Fund will generally incur a greater degree of risk when it writes a swap option than when it purchases a swap option. When a Fund purchases a swap option it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swap option it will be obligated, upon exercise of the option, according to the terms of the underlying agreement.

          Because swaps are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fixed Income Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

TRUST PREFERRED SECURITIES

          The Fixed Income Funds other than Intermediate Government Bond Fund may invest in trust preferred securities as a non-principal investment strategy. Trust preferred securities are preferred securities typically issued by a special purpose trust subsidiary and backed by subordinated debt of that subsidiary's parent corporation. Trust preferred securities may have varying maturity dates, at times in excess of 30 years, or may have no specified maturity date with an onerous interest rate adjustment if not called on the first call date. Dividend payments of the trust preferred securities generally coincide with interest payments on the underlying subordinated debt. Trust preferred securities generally have a yield advantage over traditional preferred stocks, but unlike preferred stocks, distributions are treated as interest rather than dividends for federal income tax purposes and therefore, are not eligible for the dividends-received deduction. See "Taxation." Trust preferred securities are subject to unique risks, which include the fact that dividend payments will only be paid if interest payments on the underlying obligations are made, which interest payments are dependent on the financial condition of the parent corporation and may be deferred for up to 20 consecutive quarters. There is also the risk that the underlying obligations, and thus the trust preferred securities, may be prepaid after a stated call date or as a result of certain tax or regulatory events, resulting in a lower yield to maturity.

U.S. GOVERNMENT SECURITIES

          The Fixed Income Funds, other than High Income Bond Fund, invest in U.S. government securities as a principal investment strategy. The other Underlying Funds may invest in such securities as a non-principal investment strategy. The U.S. government securities in which the Underlying Funds may invest are either issued or guaranteed by the U.S. government, its agencies or instrumentalities. The U.S. government securities in which the Underlying Funds invest principally are:

     - direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes, and bonds;

     - notes, bonds, and discount notes issued and guaranteed by U.S. government agencies and instrumentalities supported by the full faith and credit of the U.S.;

     - notes, bonds, and discount notes of U.S. government agencies or instrumentalities which receive or have access to federal funding; and

     - notes, bonds, and discount notes of other U.S. government instrumentalities supported only by the credit of the instrumentalities.

          The government securities in which the Underlying Funds may invest are backed in a variety of ways by the U.S. government or its agencies or instrumentalities. Some of these securities, such as GNMA mortgage-backed securities, are backed by the full faith and credit of the U.S. government. Other securities, such as obligations of the FNMA or the FHLMC are backed by the credit of the agency or instrumentality issuing the obligations but not the full faith and credit of the U.S. government. No assurances can be given that the U.S. government will provide financial support to these other agencies or instrumentalities because it is not obligated to do so. See "-- Mortgage-Backed Securities" above for a description of these securities and the Underlying Funds that may invest in them.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

          Each of the Underlying Funds (excluding Equity Index Fund, Mid Cap Index Fund, and Small Cap Index Fund) may purchase securities on a when-issued or delayed delivery basis as a non-principal investment strategy. When such a transaction is negotiated, the purchase price is fixed at the time the purchase commitment is entered, but delivery of and payment for the securities take place at a later date. An Underlying Fund will not accrue income with respect to securities purchased on a when-issued or delayed delivery basis prior to their stated delivery date. Pending delivery of the securities, each Underlying Fund will segregate cash or liquid securities in an amount sufficient to meet its purchase commitments.

          The purchase of securities on a when-issued or delayed delivery basis exposes an Underlying Fund to risk because the securities may decrease in value prior to delivery. In addition, an Underlying Fund's purchase of securities on a when-issued or delayed delivery basis while remaining substantially fully invested could increase the amount of the Underlying Fund's total assets that are subject to market risk, resulting in increased sensitivity of net asset value to changes in market prices. A seller's failure to deliver securities to an Underlying Fund could prevent the Underlying Fund from realizing a price or yield considered to be advantageous. Prime Obligations Fund will not purchase securities on a when-issued or delayed delivery basis if, as a result thereof, more than 15% of its net assets would be so invested.

          When an Underlying Fund agrees to purchase securities on a when-issued or delayed delivery basis, the Underlying Fund will segregate cash or liquid securities in an amount sufficient to meet the Fund's purchase commitments. It may be expected that an Underlying Fund's net assets will fluctuate to a greater degree when it sets aside securities to cover such purchase commitments than when it sets aside cash. In addition, because an Underlying Fund will set aside cash or liquid securities to satisfy its purchase commitments, its liquidity and the ability of the Advisor to manage it might be affected in the event its commitments to purchase when-issued or delayed delivery securities ever became significant. Under normal market conditions, however, an Underlying Fund's commitments to purchase when-issued or delayed delivery securities will not exceed 25% of the value of its total assets.

ZERO COUPON AND STEP-UP COUPON SECURITIES

          The Fixed Income Funds and Prime Obligations Fund may invest in zero coupon, fixed income securities as a non-principal investment strategy. Prime Obligations Fund may also invest in step-up coupon bonds. Zero-coupon securities are securities that make no periodic interest payments, but are instead sold at discounts from face value. Step-up coupon bonds are debt securities that may not pay interest for a specified period of time and then, after the initial period, may pay interest at a series of different rates. If these securities do not pay current cash income, the market prices of these securities would generally be more volatile and likely to respond to a greater degree to changes in interest rates than the market prices of securities that pay cash interest periodically having similar maturities and credit qualities.

                 INVESTMENT RESTRICTIONS OF THE UNDERLYING FUNDS

RESTRICTIONS APPLICABLE TO THE UNDERLYING FUNDS OTHER THAN PRIME OBLIGATIONS
FUND

          In addition to the investment objectives and policies set forth in the Prospectus and under the caption "Additional Information Concerning Investments by the Funds and the Underlying Funds" above, each of the Underlying Funds that is a series of FAIF is subject to the investment restrictions set forth below. (Each such Underlying Fund is referred to in the remainder of this section as a "Fund.") The investment restrictions set forth in paragraphs 1 through 8 below are fundamental and cannot be changed with respect to a Fund without approval by the holders of a majority of the outstanding shares of that Fund as defined in the 1940 Act, i.e., by the lesser of the vote of (a) 67% of the shares of the Fund present at a meeting where more than 50% of the outstanding shares are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund.

          None of the Funds will:

          1. Concentrate its investments in a particular industry, except that any Fund with one or more industry concentrations implied by its name shall, in normal market conditions, concentrate in securities of issues within that industry or industries. For purposes of this limitation, the U.S. Government, and state or municipal governments and their political subdivisions are not considered members of any industry. Whether a Fund is concentrating in an industry shall be determined in accordance with the 1940 Act, as interpreted or modified from time to time by any regulatory authority having jurisdiction.

          2. Borrow money or issue senior securities, except as permitted under the 1940 Act, as interpreted or modified from time to time by any regulatory authority having jurisdiction.

          3. With respect to 75% of its total assets, purchase securities of an issuer (other than (i) securities issued by other investment companies, (ii) securities issued by the U.S. Government, its agencies, instrumentalities or authorities, or (iii) repurchase agreements fully collateralized by U.S. Government securities) if
               (a) such purchase would, at the time, cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund. (This investment restriction does not apply to the Real Estate Securities Fund).

          4. Invest in companies for the primary purpose of control or management.

          5. Purchase physical commodities or contracts relating to physical commodities. With respect to Inflation Protected Securities Fund, this restriction shall not prohibit the Fund from investing in options on commodity indices, commodity futures contracts and options thereon, commodity-related swap agreements, and other commodity-related derivative instruments.

          6. Purchase or sell real estate unless as a result of ownership of securities or other instruments, but this shall not prevent the Funds from investing in securities or other instruments backed by real estate or interests therein or in securities of companies that deal in real estate or mortgages.

          7. Act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed an underwriter under applicable laws.

          8. Make loans except as permitted under the 1940 Act, as interpreted or modified from time to time by any regulatory authority having jurisdiction.

          For purposes of applying the limitation set forth in number 1 above, according to the current interpretation by the SEC, the Fund would be concentrated in an industry if 25% or more of its total assets, based on current market value at the time of purchase, were invested in that industry. The Fund will use industry classifications provided by Bloomberg, Lehman Brothers, or other similar sources to determine its compliance with this limitation.

          For purposes of applying the limitation set forth in number 2 above, under the 1940 Act as currently in effect, the Fund is not permitted to issue senior securities, except that the Fund may borrow from any bank if immediately after such borrowing the value of the Fund's total assets is at least 300% of the principal amount of all of the Fund's borrowings (i.e., the principal amount of the borrowings may not exceed 33 1/3% of the Fund's total assets). In the event that such asset coverage shall at any time fall below 300% the Fund shall, within three days thereafter (not including Sundays and holidays) reduce the amount of its borrowings to an extent that the asset coverage of such borrowing shall be at least 300%.

          For purposes of applying the limitation set forth in number 8 above, there are no limitations with respect to unsecured loans made by the Fund to an unaffiliated party. However, when the Fund loans its portfolio securities, the obligation on the part of the Fund to return collateral upon termination of the loan could be deemed to involve the issuance of a senior security within the meaning of Section 18(f) of the 1940 Act. In order to avoid violation of Section

18(f), the Fund may not make a loan of portfolio securities if, as a result, more than one-third of its total asset value (at market value computed at the time of making a loan) would be on loan.

          The following restrictions are non-fundamental and may be changed by FAIF's Board of Directors without a shareholder vote:

          None of the Funds will:

          1. Invest more than 15% of its net assets in all forms of illiquid investments.

          2. Borrow money in an amount exceeding 10% of the borrowing Fund's total assets except that High Income Bond Fund may borrow up to one-third of its total assets and pledge up to 15% of its total assets to secure such borrowings. None of the Funds will borrow money for leverage purposes. For the purpose of this investment restriction, the use of options and futures transactions and the purchase of securities on a when-issued or delayed delivery basis shall not be deemed the borrowing of money. No Fund will make additional investments while its borrowings exceed 5% of total assets.

          3.   Make short sales of securities.

          4. Lend portfolio securities representing in excess of one-third of the value of its total assets.

          5. Pledge any assets, except in connection with any permitted borrowing and then in amounts not in excess of one-third of the Fund's total assets, provided that for the purposes of this restriction, margin deposits, security interests, liens and collateral arrangements with respect to options, futures contracts, options on futures contracts, and other permitted investments and techniques are not deemed to be a pledge of assets for purposes of this limitation.

          6. Acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on subparagraph (F) or subparagraph (G) of Section 12(d)(1) of the 1940 Act.

          With respect to the non-fundamental restriction set forth in number 1 above, the Fund will monitor portfolio liquidity on an ongoing basis and, in the event more than 15% of the Fund's net assets are invested in illiquid investments, the Fund will reduce its holdings of illiquid securities in an orderly fashion in order to maintain adequate liquidity.

          The Board of Directors has adopted guidelines and procedures under which the Advisor is to determine whether the following types of securities which may be held by certain Funds are "liquid" and to report to the Board concerning its determinations: (i) securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933; (ii) commercial paper issued in reliance on the "private placement" exemption from registration under Section 4(2) of the Securities Act of 1933, whether or not it is eligible for resale pursuant to Rule 144A; (iii) interest-only and principal-only, inverse floating and inverse interest-only securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities; and (iv) municipal leases and securities that represent interests in municipal leases.

          For determining compliance with its investment restriction relating to industry concentration, each Fund classifies asset-backed securities in its portfolio in separate industries based upon a combination of the industry of the issuer or sponsor and the type of collateral. The industry of the issuer or sponsor and the type of collateral will be determined by the Advisor. For example, an asset-backed security known as "Money Store 94-D A2" would be classified as follows: the issuer or sponsor of the security is The Money Store, a personal finance company, and the collateral underlying the security is automobile receivables. Therefore, the industry classification would be Personal Finance Companies -- Automobile. Similarly, an asset-backed security known as "Midlantic Automobile Grantor Trust 1992-1 B" would be classified as follows: the issuer or sponsor of the security is Midlantic National Bank, a banking organization, and the collateral underlying the security is automobile receivables. Therefore, the industry classification would be Banks -- Automobile. Thus, an issuer or sponsor may be included in more than one "industry" classification, as may a particular type of collateral.

RESTRICTIONS APPLICABLE TO PRIME OBLIGATIONS FUND

          In addition to the investment objectives and policies set forth in the Prospectus and under the caption "Additional Information Concerning Investments by the Funds and the Underlying Funds" above, Prime Obligations Fund is subject to the investment restrictions set forth below. (For the remainder of this section, Prime Obligations Fund is sometimes referred to as the "Fund.") The investment restrictions set forth in paragraphs 1 through 8 below are fundamental and cannot be changed without approval by the holders of a majority of the outstanding shares of Prime Obligations Fund as defined in the 1940 Act, i.e., by the lesser of the vote of (a) 67% of the shares of the Fund present at a meeting where more than 50% of the outstanding shares are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund. The investment restrictions set forth in paragraphs 7 and 8 below are non-fundamental and may be changed by FAF's Board of Directors without a shareholder vote.

          The Fund will not:

          1. Concentrate its investments in a particular industry, except that there shall be no limitation on the purchase of obligations of domestic commercial banks, excluding for this purpose, foreign branches of domestic commercial banks. For purposes of this limitation, the U.S. Government and state or municipal governments and their political subdivisions, are not considered members of any industry. Whether the Fund is concentrating in an industry shall be determined in accordance with the 1940 Act, as interpreted or modified from time to time by any regulatory authority having jurisdiction.

          2. Borrow money or issue senior securities, except as permitted under the 1940 Act, as interpreted or modified from time to time by any regulatory authority having jurisdiction.

          3. With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements fully collateralized by U.S. Government securities and other investment companies) if (a) such purchase would, at the time, cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

          4. Invest in companies for the primary purpose of control or management.

          5. Purchase physical commodities or contracts relating to physical commodities.

          6. Purchase or sell real estate unless as a result of ownership of securities or other instruments, but this shall not prevent the Funds from investing in securities or other instruments backed by real estate or interests therein or in securities of companies that deal in real estate or mortgages.

          7. Act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed an underwriter under applicable laws.

          8. Make loans except as permitted under the 1940 Act, as interpreted or modified from time to time by any regulatory authority having jurisdiction.

          For purposes of applying the limitation set forth in number 1 above, according to the current interpretation by the SEC, the Fund would be concentrated in an industry if 25% or more of its total assets, based on current market value at the time of purchase, were invested in that industry.

          For purposes of applying the limitation set forth in number 2 above, under the 1940 Act as currently in effect, the Fund is not permitted to issue senior securities, except that the Fund may borrow from any bank if immediately after such borrowing the value of the Fund's total assets is at least 300% of the principal amount of all of the Fund's borrowings (i.e., the principal amount of the borrowings may not exceed 33 1/3% of the Fund's total assets). In the event that such asset coverage shall at any time fall below 300% the Fund shall, within three days thereafter (not including Sundays and holidays) reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300%.

          For purposes of applying the limitation set forth in number 8 above, there are no limitations with respect to unsecured loans made by the Fund to an unaffiliated party. However, when the Fund loans its portfolio securities, the obligation on the part of the Fund to return collateral upon termination of the loan could be deemed to involve the issuance of a senior security within the meaning of Section 18(f) of the 1940 Act. In order to avoid violation of Section 18(f), the Fund may not make a loan of portfolio securities if, as a result, more than one-third of its total asset value (at market value computed at the time of making a loan) would be on loan. The Fund currently does not intend to make loans, unsecured or otherwise, except to the extent that investments in debt securities in accordance with Rule 2a-7 (as discussed below under "Additional Restrictions") would be deemed to be loans.

          The following restrictions are non-fundamental and may be changed by FAF's Board of Directors without shareholder vote.

          The Fund will not:

          1.   Sell securities short.

          2. Borrow money in an amount exceeding 10% of a Fund's total assets. The Funds will not borrow money for leverage purposes. For the purpose of this investment restriction, the purchase of securities on a when-issued or delayed delivery basis shall not be deemed the borrowing of money. A Fund will not make additional investments while its borrowings exceed 5% of total assets.

          3.   Invest more than 10% of its net assets in illiquid securities.

          In connection with Prime Obligations Fund's purchase of variable rate certificates of deposit ("CDs"), it may enter into agreements with banks or dealers allowing Prime Obligations Fund to resell the certificates to the bank or dealer, at Prime Obligations Fund's option. Time deposits which may be purchased by Prime Obligations Fund are deposits held in foreign branches of United States banks which have a specified term or maturity. Prime Obligations Fund purchases CDs from only those domestic savings and loan institutions which are regulated by the Office of Thrift Supervision and the Federal Deposit Insurance Corporation ("FDIC"), and whose deposits are insured by either the Savings Association Insurance Fund or the Bank Insurance Fund, each of which is administered by the FDIC. However, because Prime Obligations Fund purchases large denomination CDs, it does not expect to benefit materially from such insurance. The policies described in this paragraph are non-fundamental and may be changed by FAF's Board of Directors.

          In addition, Prime Obligations Fund is subject to the provisions of Rule 2a-7 under the 1940 Act, which require, among other things, that the Fund invest exclusively in securities that mature within 397 days from the date of purchase as determined pursuant to Rule 2a-7, that it maintains an average weighted maturity of not more than 90 days, and that it invests only in United States dollar-denominated investments that meet specified credit quality standards.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

PUBLIC DISCLOSURE

          Each Fund is required by the SEC to file its portfolio holdings schedule with the SEC on a quarterly basis. This schedule is filed with each fund's annual and semi-annual reports on form N-CSR for the second and fourth fiscal quarters and on Form N-Q for the first and third fiscal quarters. These filings are generally available within sixty days of the end of the relevant Fund's fiscal quarter. In addition, the First American Fund Family makes portfolio holdings information publicly available for all First American Funds other than Equity Index Fund, Mid Cap Index Fund and Small Cap Index Fund (the "Index Funds," series of FAIF), the series of FAF (the "Money Market Funds"), which are money market funds, and the series of the Mount Vernon Trust by posting the information on the First American Funds website on a quarterly basis. The Funds will attempt to post such information within ten business days of the quarter end. Until such time as it is posted, it will be Undisclosed Holdings Information, as defined below, and subject to the Funds' procedures regarding the disclosure of Undisclosed Holdings Information.

NONPUBLIC DISCLOSURE

          The Funds' board of directors has adopted policies and procedures (the "Disclosure Policies"), which prohibit the release of information concerning portfolio holdings, or information derived therefrom ("Undisclosed Holdings Information"), that has not been made public through SEC filings or the website. Different exceptions to this prohibition are made depending on the type of third party that receives the Undisclosed Holdings Information. The Disclosure Policies are designed to prevent the use of portfolio holdings information to trade against the Funds, or otherwise use the information in a way that would harm the Funds, and to prevent selected investors from having nonpublic information that will allow them to make advantageous decisions with respect to purchasing and selling Fund shares.

          Because the portfolios of the Index Funds generally mirror the composition of published indices, the Index Funds are not subject to the Disclosure Policies. In addition, the Money Market Funds are not subject to the Disclosure Policies because these Funds hold only short-term money market securities that generally do not vary significantly in value over short periods of time. The Mount Vernon Trust is not subject to the Disclosure Policies because the series of the trust are not available to the general public, but are only offered in connection with the investment of collateral received in connection with securities lending. Because of the types of securities held by, or the limited purpose of, the foregoing Funds, such Funds' portfolio holdings information would not be subject to the types of misuses that the Disclosure Policies are designed to prevent.

          Disclosure within FAF Advisors and Its Affiliates and to Fund Directors. Undisclosed Holdings Information and information derived therefrom is provided, or otherwise made available, on a daily basis (a) without prior approval, to individuals who are employed by the Advisor and who have a need to know the information, such as investment, compliance and treasury personnel, and
(b) to individuals employed by affiliates of the Advisor who are not otherwise entitled to receive such information under "Disclosure to Fund Service Providers and Prospective Service Providers," below, if (1) such individuals are subject to the Advisor's Code of Ethics, or that of an affiliate, which imposes a duty not to trade on such information; (2) the fund to which such information relates is subject to the Advisor's market timing review; and (3) the Advisor's Internal Compliance Controls Committee has determined that improper use of such information by such individuals is not likely to affect the funds in any material respect based on factors such as the types of funds to which the Undisclosed Holdings Information relate, the flows of investment into such funds, and reports of portfolio managers regarding the stability of assets in such funds.

          Undisclosed Holdings Information and information derived therefrom also may be provided to directors of the First American Funds and their service providers, such as counsel, as part of the materials for regular or special board of directors meetings without prior approval.

          Disclosure to Fund Service Providers and Prospective Service Providers. Undisclosed Holdings Information and information derived therefrom is provided, or otherwise made available, on a daily basis to the Advisor (as described above), sub-advisors, custodians, administrator, transfer agent, securities lending agent, and outside accountant. Undisclosed Holdings Information may also be provided, as necessary, to outside counsel, entities that provide Class B share financing, proxy voting organizations, financial printers, pricing services, and other organizations that provide or propose to provide services to the First American Funds. Prior to receiving Undisclosed Holdings Information, a service provider or prospective service provider must enter into a written agreement with the Funds to maintain the information in confidence, to use the information only for the purpose for which it is provided, and not to trade on the basis of any such information that is material nonpublic information.

          Disclosure to Fund Ranking and Ratings Organizations. Undisclosed Holdings Information and information derived therefrom may be provided to organizations that provide mutual fund rankings and ratings, such as Morningstar, Lipper, Moody's, and Standard & Poor's, and to entities that provide investment coverage and/or analytical information regarding a Fund's portfolio, provided that the recipient has entered into a written agreement with the Fund to maintain the information in confidence, to use the information only for the purpose for which it is provided, and not to trade on the basis of any such information that is material nonpublic information.

          Disclosure to Investors, Prospective Investors, and Investor Consultants. The Disclosure Policies provide that Undisclosed Holdings Information and information derived therefrom may be provided to investors, prospective investors, or investor consultants with the prior approval of the Funds' Chief Compliance Officer in the specific instance. The Chief Compliance Officer will only approve such disclosure after concluding that it is in the best interests of the Fund in question and its shareholders and if the recipient has agreed in writing to maintain the information in confidence and not to trade on the basis of any such information that is material nonpublic information. In considering a request for such approval, the Chief Compliance Officer also shall identify and consider any conflict of interest between the Fund and its shareholders, on the one hand, and the Advisor and its affiliates, on the other, which is presented by the request. If the Chief Compliance Officer determines that there is a conflict of interest between the Fund and its shareholders on the one hand and the Advisor and its affiliates, on the other, he or she will approve such disclosure only if he or she determines that such conflict is materially mitigated by the execution of a confidentiality agreement and that, despite such conflict of interest, disclosure is in the best interests of the relevant Fund and its shareholders. The Funds' Chief Compliance Officer is responsible for the creation of a written record that states the basis for the conclusion that the disclosure is in the best interests of the relevant Fund and its shareholders.

          Disclosure as Required by Applicable Law. Undisclosed Holdings Information and information derived therefrom may be disclosed to any person as required by applicable laws, rules and regulations. For example, such information may be disclosed in response to regulatory requests for information or in response to legal process in litigation matters.

          Disclosure of Limited Holdings. Portfolio managers, analysts and other personnel of the Advisor and any sub-advisor may discuss portfolio information in interviews with members of the media, or in due diligence or similar meetings with clients or prospective purchasers of Fund shares or their representatives. In no case will a material number of portfolio holdings be provided that have not yet been posted on the First American Funds website or filed with the SEC unless the recipient has entered into a written agreement with the Funds to maintain the confidentiality of such information and not to trade on the basis of any such information that is material nonpublic information. In addition, brokers and dealers may be provided with individual portfolio holdings in order to obtain bids or bid and asked prices (if securities held by a Fund are not priced by the Fund's regular pricing services) or in connection with portfolio transactions.

          No Compensation or Consideration. Neither the Funds, nor the Advisor or any sub-advisor or any affiliate of either, including the Chief Compliance Officer or his or her designee, will solicit or accept any compensation or other consideration in connection with the disclosure of Undisclosed Holdings Information or information derived therefrom.

          Chief Compliance Officer Reports to Fund Board. The Funds' Chief Compliance Officer must provide a quarterly report to the Funds' board of directors addressing exceptions to these policies and procedures during the preceding quarter, if any.

          Detective and Corrective Action. Any unauthorized release of Undisclosed Holdings Information which comes to the attention of an employee of the Advisor shall be reported to the Chief Compliance Officer. The Chief Compliance Officer shall recommend an appropriate sanction to be imposed by the individual's supervisor if the individual releasing such information is an employee of the Advisor or other appropriate action if the individual is not an employee of the Advisor.

          Designee of Chief Compliance Officer. In the event of the absence or unavailability of the Chief Compliance Officer, all of the obligations of the Chief Compliance Officer may be performed by his or her designee.

                        DIRECTORS AND EXECUTIVE OFFICERS

          The directors and executive officers of FASF are listed below, together with their business addresses and their principal occupations during the past five years. Under Minnesota law, FASF's Board of Directors is generally responsible for the overall operation and management of FASF. The Board of Directors consists entirely of directors who are not "interested persons" of FASF, as that term is defined in the 1940 Act ("Independent Directors").

INDEPENDENT DIRECTORS

                                                                                                      NUMBER OF           OTHER
     NAME,      POSITION(S)          TERM OF OFFICE                                              PORTFOLIOS IN FUND   DIRECTORSHIPS
 ADDRESS, AND       HELD              AND LENGTH OF           PRINCIPAL OCCUPATION(S) DURING      COMPLEX OVERSEEN       HELD BY
 YEAR OF BIRTH   WITH FUND             TIME SERVED                     PAST 5 YEARS                  BY DIRECTOR        DIRECTOR*
--------------  -----------  ------------------------------  --------------------------------  ---------------------  -------------
Benjamin R.     Director     Term expiring earlier of        Retired; Senior Financial         First American Funds   None
Field III,                   death, resignation, removal,    Advisor, Bemis Company, Inc.      Complex: twelve
P.O. Box 1329,               disqualification, or            from May 2002 through February    registered investment
Minneapolis,                 successor duly elected and      2004.                             companies, including
MN                           qualified. Director of FASF                                       62 portfolios
55440-1329                   since September 2003.
(1938)

Roger A.        Director     Term expiring earlier of        Director, Charterhouse Group,     First American Funds   None
Gibson,                      death, resignation, removal,    Inc., a private equity firm,      Complex: twelve
P.O. Box 1329,               disqualification, or            since October 2005;               registered investment
Minneapolis,                 successor duly elected and      Advisor/Consultant, Future        companies, including
MN                           qualified. Director of FASF     Freight(TM), a logistics/supply   62 portfolios
55440-1329                   since October 1997.             chain company since August 2004;
(1946)                                                       Vice President and Chief
                                                             Operating Officer, Cargo -
                                                             United Airlines, from July 2001
                                                             until retirement in June 2004.

Victoria J.     Director     Term expiring earlier of        Investment consultant and non-    First American Funds   None
Herget,                      death, resignation, removal,    profit board member since 2001;   Complex: twelve
P.O. Box 1329,               disqualification, or            Board Chair, United Educators     registered investment
Minneapolis,                 successor duly elected and      Insurance Company.                companies, including
MN                           qualified. Director of FASF                                       62 portfolios
55440-1329                   since September 2003.
(1951)

John P. Kayser  Director     Term expiring earlier of        Retired; Principal from 1983 to   First American Funds   None
P.O. Box 1329,               death, resignation, removal,    2004, William Blair & Company,    Complex: twelve
Minneapolis,                 disqualification, or            LLC, a Chicago-based investment   registered investment
MN                           successor duly elected and      firm.                             companies, including
55440-1329                   qualified. Director of FASF                                       62 portfolios
(1949)                       since October 2006.

Leonard W.      Director     Term expiring earlier of        Owner and President, Executive    First American Funds   None
Kedrowski,                   death, resignation, removal,    and Management Consulting, Inc.,  Complex: twelve
P.O. Box 1329,               disqualification, or            a management consulting firm;     registered investment
Minneapolis,                 successor duly elected and      Board member, GC McGuiggan        companies, including
MN                           qualified. Director of FASF     Corporation (dba Smyth            62 portfolios
55440-1329                   since November 1996.            Companies), a label printer.
(1941)

Richard K.      Director     Term expiring earlier of        Owner and CEO, RKR                First American Funds   Cliffs
Riederer,                    death, resignation, removal,    Consultants, Inc., a consulting   Complex: twelve        Natural
P.O. Box 1329,               disqualification, or            company providing advice on       registered investment  Resources,
Minneapolis,                 successor duly elected and      business strategy, mergers and    companies, including   Inc.
MN                           qualified. Director of FASF     acquisitions, and non-profit      62 portfolios          (a producer
55440-1329                   since August 2001.              board member since 2005.                                 of iron ore
(1944)                                                                                                                pellets and
                                                                                                                      coal)

                                                                                                      NUMBER OF           OTHER
     NAME,      POSITION(S)          TERM OF OFFICE                                              PORTFOLIOS IN FUND   DIRECTORSHIPS
 ADDRESS, AND       HELD              AND LENGTH OF           PRINCIPAL OCCUPATION(S) DURING      COMPLEX OVERSEEN       HELD BY
 YEAR OF BIRTH   WITH FUND             TIME SERVED                     PAST 5 YEARS                  BY DIRECTOR        DIRECTOR*
--------------  -----------  ------------------------------  --------------------------------  ---------------------  -------------
Joseph D.       Director     Term expiring earlier of        Attorney At Law, Owner and        First American Funds   None
Strauss,                     death, resignation, removal,    President, Strauss Management     Complex: twelve
P.O. Box 1329,               disqualification, or            Company, a Minnesota holding      registered investment
Minneapolis,                 successor duly elected and      company for various               companies, including
MN                           qualified. Director of FASF     organizational management         62 portfolios
55440-1329                   since September 1996.           business ventures; Owner,
(1940)                                                       Chairman and Chief Executive
                                                             Officer, Community Resource
                                                             Partnerships, Inc., a strategic
                                                             planning, operations management,
                                                             government relations,
                                                             transportation planning and
                                                             public relations organization;
                                                             Owner, Chairman and Chief
                                                             Executive Officer, Excensus(TM)
                                                             LLC, a strategic demographic
                                                             planning and application
                                                             development firm.

Virginia L.     Chair;       Chair term three years.         Governance consultant and non-    First American Funds   None
Stringer,       Director     Director term expiring          profit board member; former       Complex: twelve
P.O. Box 1329,               earlier of death, resignation,  Owner and President, Strategic    registered investment
Minneapolis,                 removal, disqualification, or   Management Resources, Inc., a     companies, including
MN                           successor duly elected and      management consulting firm;       62 portfolios
55440-1329                   qualified. Chair of FASF's      Chair, Saint Paul Riverfront
(1944)                       Board since September           Corporation, since 2005.
                             1997; Director of FASF
                             since September 1996.

James M.        Director     Term expiring earlier of        Owner and President, Jim Wade     First American Funds   None
Wade,                        death, resignation, removal,    Homes, a homebuilding company.    Complex: twelve
P.O. Box 1329,               disqualification, or                                              registered investment
Minneapolis,                 successor duly elected and                                        companies, including
MN                           qualified. Director of FASF                                       62 portfolios
55440-1329                   since August 2001.
(1943)

* Includes only directorships in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act or subject to the requirements of Section 15(d) of the Securities Exchange Act, or any company registered as an investment company under the Investment Company Act.

EXECUTIVE OFFICERS

                                                TERM OF OFFICE
   NAME, ADDRESS, AND     POSITION(S) HELD       AND LENGTH OF
     YEAR OF BIRTH            WITH FUND           TIME SERVED                  PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
------------------------  ----------------  ----------------------  ----------------------------------------------------------------
Thomas S. Schreier, Jr.,  President & Vice  Re-elected by the       Chief Executive Officer of FAF Advisors, Inc.; Chief Investment
FAF Advisors, Inc.,       President -       Board annually;         Officer of FAF Advisors, Inc., since September 2007.
800 Nicollet Mall,        Investments       President of FASF
Minneapolis, MN 55402                       since February 2001
(1962)*

Jeffery M. Wilson,        Vice President -  Re-elected by the       Senior Vice President of FAF Advisors, Inc.
FAF Advisors, Inc.        Administration    Board annually; Vice
800 Nicollet Mall,                          President -
Minneapolis, MN 55402                       Administration of
(1956)*                                     FASF since March
                                            2000

Charles D. Gariboldi,     Treasurer         Re-elected by the       Mutual Funds Treasurer, FAF Advisors, Inc., since October 2004;
FAF Advisors, Inc.                          Board annually;         prior thereto, Vice President for investment accounting and fund
800 Nicollet Mall,                          Treasurer of FASF       treasurer of Thrivent Financial for Lutherans.
Minneapolis, MN 55402                       since December 2004
(1959)*

                                                TERM OF OFFICE
   NAME, ADDRESS, AND     POSITION(S) HELD       AND LENGTH OF
     YEAR OF BIRTH            WITH FUND           TIME SERVED                  PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
------------------------  ----------------  ----------------------  ----------------------------------------------------------------
Jill M. Stevenson,        Assistant         Re-elected by the       Assistant Mutual Funds Treasurer, FAF Advisors, Inc., since
FAF Advisors, Inc.        Treasurer         Board annually;         September 2005; prior thereto, Director, Senior Project Manager,
800 Nicollet Mall,                          Assistant Treasurer of  FAF Advisors, Inc.
Minneapolis, MN 55402                       FASF since September
(1965)*                                     2005

David H. Lui,             Chief Compliance  Re-elected by the       Chief Compliance Officer, FAF Advisors, Inc., since February
FAF Advisors, Inc.        Officer           Board annually;         2005; Chief Compliance Officer, Franklin Advisors, Inc. and
800 Nicollet Mall,                          Chief Compliance        Chief Compliance Counsel, Franklin Templeton Investments from
Minneapolis, MN 55402                       Officer of FASF since   March 2004 to March 2005; prior thereto, Vice President, Charles
(1960)*                                     February 2005           Schwab & Co., Inc.

Mark D. Corns             Anti-Money        Re-elected by the       Director of Compliance, FAF Advisors, Inc., since June 2006;
FAF Advisors, Inc.        Laundering        Board annually; Anti-   Compliance Manager, FAF Advisors, Inc., from January 2005 to
800 Nicollet Mall,        Officer           Money Laundering        June 2006; prior thereto, Compliance Manager, OppenheimerFunds,
Minneapolis, MN 55402                       Officer of FAIF since   Inc.
(1963)*                                     September 2008

Kathleen L.               Secretary         Re-elected by the       Deputy General Counsel, FAF Advisors, Inc., since November 2004;
Prudhomme,                                  Board annually;         prior thereto, Partner, Dorsey & Whitney LLP,
FAF Advisors, Inc.                          Secretary of FASF       a Minneapolis-based law firm.
800 Nicollet Mall,                          since December 2004;
Minneapolis, MN 55402                       Assistant Secretary of
(1953)*                                     FASF from September
                                            1998 through
                                            December 2004

Richard J. Ertel,         Assistant         Re-elected by the       Counsel, FAF Advisors, Inc., since May 2006; prior thereto,
FAF Advisors, Inc.,       Secretary         Board annually;         Counsel, Ameriprise Financial Services, Inc., from September
800 Nicollet Mall,                          Assistant Secretary of  2004 to May 2006; prior thereto, Counsel, FAF Advisors, Inc.
Minneapolis, MN 55402                       FASF since June 2006
(1967)*                                     and from June 2003
                                            through August 2004

James D. Alt,             Assistant         Re-elected by the       Partner, Dorsey & Whitney LLP, a Minneapolis-based law firm.
Dorsey & Whitney LLP,     Secretary         Board annually;
50 South Sixth Street,                      Assistant Secretary of
Suite 1500,                                 FASF since December
Minneapolis, MN 55402                       2004; Secretary of
(1951)                                      FASF from June 2002
                                            through December
                                            2004; Assistant
                                            Secretary of FASF
                                            from September 1998
                                            through June 2002

James R. Arnold,          Assistant         Re-elected by the       Senior Vice President, U.S. Bancorp Fund Services, LLC.
U.S. Bancorp Fund         Secretary         Board annually;
Services, LLC,                              Assistant Secretary of
615 E. Michigan Street,                     FASF since June 2003
Milwaukee, WI 53202
(1957)*

----------
* Messrs. Schreier, Wilson, Gariboldi, Lui, Corns, and Ertel, Ms. Stevenson and Ms. Prudhomme are each officers and/or employees of FAF Advisors, Inc., which serves as investment advisor and administrator for FASF. Mr. Arnold is an officer of U.S. Bancorp Fund Services, LLC, which is a subsidiary of U.S. Bancorp and which serves as transfer agent for FASF.

STANDING COMMITTEES OF THE BOARD OF DIRECTORS

          There are currently three standing committees of the FASF Board of
Directors: Audit Committee, Pricing Committee and Governance Committee.

                                                                                                              NUMBER OF FUND COMPLEX
                                                                                                             COMMITTEE MEETINGS HELD
                                                                                                               DURING FASF'S FISCAL
                                       COMMITTEE FUNCTION                            COMMITTEE MEMBERS          YEAR ENDED 8/31/08
            --------------------------------------------------------------------  -------------------------  -----------------------
Audit       The purposes of the Committee are (1) to oversee the Funds'           Leonard W. Kedrowski                   5
Committee   accounting and financial reporting policies and practices, their      (Chair)
            internal controls and, as appropriate, the internal controls of       Benjamin R. Field III
            certain service providers; (2) to oversee the quality of the Funds'   John P. Kayser
            financial statements and the independent audit thereof; (3) to        Richard K. Riederer
            assist Board oversight of the Funds' compliance with legal and        Virginia L. Stringer
            regulatory requirements; and (4) to act as a liaison between the      (ex-officio)
            Funds' independent auditors and the full Board of Directors. The
            Audit Committee, together with the Board of Directors, has the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the outside auditor (or to nominate the outside auditor to be proposed for shareholder approval in any proxy statement).

Pricing     The Committee is responsible for valuing portfolio securities for     Roger A. Gibson (Chair)                4
Committee   which market quotations are not readily available, pursuant to        Benjamin R. Field III
            procedures established by the Board of Directors.                     James M. Wade
                                                                                  Virginia L. Stringer
                                                                                  (ex-officio)

Governance  The Committee has responsibilities relating to (1) Board and          Joseph D. Strauss (Chair)              5
Committee   Committee composition (including, interviewing and                    James M. Wade
            recommending to the Board nominees for election as directors;         Victoria J. Herget
            reviewing the independence of all independent directors;              Virginia L. Stringer
            reviewing Board composition to determine the appropriateness of       (ex-officio)
            adding individuals with different backgrounds or skills; reporting to the Board on which current and potential members of the Audit
            Committee qualify as Audit Committee Financial Experts;
            recommending a successor to the Board Chair when a vacancy occurs; consulting with the Board Chair on Committee
            assignments; and in anticipation of the Board's request for shareholder approval of a slate of directors, recommending to the
            Board the slate of directors to be presented for Board and shareholder approval); (2) Committee structure (including, at least annually, reviewing each Committee's structure and membership and reviewing each Committee's charter and suggesting changes thereto); (3) director education (including developing an annual education calendar; monitoring independent director attendance at educational seminars and conferences; developing and conducting orientation sessions for new independent directors; and managing the Board's education program in a cost-effective manner); and
            (4) governance practices (including reviewing and making
            recommendations regarding director compensation and director expenses; monitoring director investments in the Funds;
            monitoring compliance with director retirement policies;
            reviewing compliance with the prohibition from serving on the board of directors of mutual funds that are not part of the First
            American Fund Complex; if requested, assisting the Board Chair in overseeing self-evaluation process; in collaboration with outside counsel, developing policies and procedures addressing matters which should come before the Committee in the proper exercise of its duties; reviewing the Board's adherence to industry
            "best practices;" reviewing and recommending changes in Board governance policies, procedures and practices; reporting the
            Committee's activities to the Board and making such
            recommendations; reviewing and, as appropriate; recommending that the Board make changes to the Committee's charter).

          In addition to the above committees, the Board of Directors also appoints a Fund Review Liaison. The responsibility of the Fund Review Liaison is to lead the Board of Directors, together with the Board Chair, in evaluating Fund performance, Fund service provider contracts and arrangements for execution of Fund trades. Ms. Herget is the current Fund Review Liaison.

          The Governance Committee will consider shareholder recommendations for director nominees in the event there is a vacancy on the Board of Directors or in connection with any special shareholders meeting which is called for the purpose of electing directors. FASF does not hold regularly scheduled annual shareholders meetings. There are no differences in the manner in which the Governance Committee evaluates nominees for director based on whether the nominee is recommended by a shareholder.

          A shareholder who wishes to recommend a director nominee should submit his or her recommendation in writing to the Chair of the Board (Ms. Stringer) or the Chair of the Governance Committee (Mr. Strauss), in either case at First American Funds, P.O. Box 1329, Minneapolis, Minnesota 55440-1329. At a minimum, the recommendation should include:

          - the name, address, and business, educational, and/or other pertinent background of the person being recommended;

          - a statement concerning whether the person is "independent" within the meaning of New York Stock Exchange and American Stock Exchange listing standards and is not an "interested person" as defined in the Investment Company Act of 1940;

          - any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

          - the name and address of the person submitting the recommendation, together with the number of Fund shares held by such person and the period for which the shares have been held.

          The recommendation also can include any additional information which the person submitting it believes would assist the Governance Committee in evaluating the recommendation. Shareholder recommendations for nominations to the Board will be accepted on an ongoing basis and will be kept on file for consideration when there is a vacancy on the Board or prior to a shareholders meeting called for the purpose of electing directors.

FUND SHARES OWNED BY THE DIRECTORS

          The information in the table below discloses the dollar ranges of (i) each Director's beneficial ownership in FASF, and (ii) each Director's aggregate beneficial ownership in all funds within the First American Funds complex, including in each case the value of fund shares elected by Directors in the directors' deferred compensation plan.

                                                                    AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES
NAME OF DIRECTOR        DOLLAR RANGE OF EQUITY SECURITIES IN FASF       IN THE FIRST AMERICAN FUNDS COMPLEX*
---------------------   -----------------------------------------   -------------------------------------------
Benjamin R. Field III                      None                                    Over $100,000
Roger A. Gibson                            None                                    Over $100,000
Victoria J. Herget                         None                                    Over $100,000
John P. Kayser                      $50,001 - $100,000                             Over $100,000
Leonard W. Kedrowski                   Over $100,000                               Over $100,000
Richard K. Riederer                        None                                    Over $100,000
Joseph D. Strauss                      $1 - $10,000                                Over $100,000
Virginia L. Stringer                       None                                    Over $100,000
James M. Wade                              None                                    Over $100,000

----------
* The dollar range disclosed is based on the value of the securities as of June 30, 2008.

          As of October 31, 2008, none of the Independent Directors or their immediate family members owned, beneficially, or of record, any securities in
(i) an investment advisor or principal underwriter of the Fund or (ii) a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Fund.

COMPENSATION

          The First American Family of Funds, which includes FAIF, FAF, FASF, and FACEF, currently pays directors who are not paid employees or affiliates of the Funds an annual retainer of $135,000 ($245,000 in the case of the Chair). The Fund Review Liaison and the Audit Committee Chair each receive an additional annual retainer of $20,000. The other standing Committee Chairs receive an additional annual retainer of $15,000. In addition, directors are paid the following fees for attending Board and committee meetings:

          - $1,000 for attending the first day of an in-person Board of Directors meeting ($1,500 in the case of the Chair);

          - $2,000 for attending the second day of an in-person Board of Directors meeting ($3,000 in the case of the Chair);

          - $1,000 for attending the third day of an in-person Board of Directors meeting ($1,500 in the case of the Chair), assuming the third day ends no later than early afternoon;

          - $500 for in-person attendance at any committee meeting ($750 in the case of the Chair of each committee);

          A Director who participates telephonically in any in-person Board or Committee meeting receives half of the fee that Director would have received for attending, in-person, the Board or Committee meeting. For telephonic Board and Committee meetings, the Chair and each Director and Committee Chair, as applicable, receive a fee equal to half the fee he or she would have received for attending an in-person meeting.

          Directors also receive $3,500 per day when traveling, on behalf of a Fund, out of town on Fund business which does not involve a Board or committee meeting. In addition, directors are reimbursed for their out-of-pocket expenses in traveling from their primary or secondary residence to Board and committee meetings, on Fund business and to attend mutual fund industry conferences or seminars. The amounts specified above are allocated evenly among the funds in the First American Family of Funds.

          The directors may elect to defer payment of up to 100% of the fees they receive in accordance with a Deferred Compensation Plan (the "Plan"). Under the Plan, a director may elect to have his or her deferred fees treated as if they had been invested in shares of one or more funds and the amount paid to the director under the Plan will be determined based on the performance of such investments. Distributions may be taken in a lump sum or over a period of years. The Plan will remain unfunded for federal income tax purposes under the Internal Revenue Code of 1986, as amended. Deferral of director fees in accordance with the Plan will have a negligible impact on Fund assets and liabilities and will not obligate the Funds to retain any director or pay any particular level of compensation. The Funds do not provide any other pension or retirement benefits to directors.

          Legal fees and expenses are also paid to Dorsey & Whitney LLP, the law firm of which James D. Alt, Assistant Secretary of FAIF, FAF, FASF, and FACEF, is a partner.

          The following table sets forth information concerning aggregate compensation paid to each director of FASF (i) by FASF (column 2), and (ii) by FAIF, FAF, FASF, and FACEF collectively (column 5) during the fiscal period ended August 31, 2008. No executive officer or affiliated person of FASF received any compensation from FASF in excess of $60,000 during such fiscal period:

                                           AGGREGATE          PENSION OR                           TOTAL COMPENSATION
                                         COMPENSATION    RETIREMENT BENEFITS   ESTIMATED ANNUAL      FROM REGISTRANT
                                             FROM          ACCRUED AS PART       BENEFITS UPON      AND FUND COMPLEX
NAME OF PERSON, POSITION                 REGISTRANT(1)     OF FUND EXPENSES       RETIREMENT      PAID TO DIRECTORS(2)
--------------------------------------   -------------   -------------------   ----------------   --------------------
Benjamin R. Field III, Director             $ 9,437              -0-                  -0-               $125,250
Roger A. Gibson, Director                    10,079              -0-                  -0-                134,500
Victoria J. Herget, Director                 10,256              -0-                  -0-                137,250
John P. Kayser, Director                      9,324              -0-                  -0-                123,750
Leonard W. Kedrowski, Director               10,531              -0-                  -0-                141,000

                                           AGGREGATE          PENSION OR                           TOTAL COMPENSATION
                                         COMPENSATION    RETIREMENT BENEFITS   ESTIMATED ANNUAL      FROM REGISTRANT
                                             FROM          ACCRUED AS PART       BENEFITS UPON      AND FUND COMPLEX
NAME OF PERSON, POSITION                 REGISTRANT(1)     OF FUND EXPENSES       RETIREMENT      PAID TO DIRECTORS(2)
--------------------------------------   -------------   -------------------   ----------------   --------------------
Richard K. Riederer, Director                 9,267              -0-                  -0-                123,000
Joseph D. Strauss, Director                  10,101              -0-                  -0-                134,250
Virginia L. Stringer, Director & Chair       16,519              -0-                  -0-                219,250
James M. Wade, Director                       9,362              -0-                  -0-                124,250

(1) Included in the Aggregate Compensation from Registrant are amounts deferred by Directors pursuant to the Deferred Compensation Plan discussed above. Pursuant to this Plan, compensation was deferred for the following directors: Roger A. Gibson, $1,971; Victoria J. Herget, $3,018; Leonard W. Kedrowski, $3,298; and Joseph D. Strauss, $485.

(2) Included in the Total Compensation are amounts deferred for the following directors pursuant to the Deferred Compensation Plan: Roger A. Gibson, $26,900; Victoria J. Herget, $41,175; Leonard W. Kedrowski, $45,000; and Joseph D. Strauss, $6,619.

SALES LOADS

          Directors of the Funds and certain other Fund affiliates may purchase the Fund's Class A shares at net asset value without a sales charge. See the applicable fund's prospectus for details.

                                 CODE OF ETHICS

          First American Strategy Funds, Inc., the Advisor, Altrinsic Global Advisors, LLC, Hansberger Global Investors, Inc., Lazard Asset Management LLC, and Quasar Distributors, LLC have each adopted a Code of Ethics pursuant to Rule 17j-1 of the 1940 Act. Each of these Codes of Ethics permits personnel to invest in securities for their own accounts, including securities that may be purchase or held by the Funds. These Codes of Ethics are on public file with, and are available from, the SEC.

                              PROXY VOTING POLICIES

          The policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities are set forth in Appendix B. Each year the First American family of funds files its proxy voting records with the SEC and makes them available by August 31 for the 12-month period ending June 30 of that year. The records can be obtained without charge through www.firstamericanfunds.com and/or the SEC's website at www.sec.gov.

              INVESTMENT ADVISORY AND OTHER SERVICES FOR THE FUNDS

INVESTMENT ADVISOR

          FAF Advisors, Inc. (the "Advisor"), 800 Nicollet Mall, Minneapolis, Minnesota 55402, serves as the investment advisor and manager of the Funds. The Advisor is a wholly owned subsidiary of U.S. Bank, 800 Nicollet Mall, Minneapolis, Minnesota 55402, a national banking association that has professionally managed accounts for individuals, insurance companies, foundations, commingled accounts, trust funds, and others for over 75 years. U.S. Bank is, in turn, a subsidiary of U.S. Bancorp, 800 Nicollet Mall, Minneapolis, Minnesota 55402, which is a regional multi-state bank holding company headquartered in Minneapolis, Minnesota that primarily serves the Midwestern, Rocky Mountain and Northwestern states. U.S. Bancorp operates four banks and eleven trust companies with banking offices in twenty-four contiguous states. U.S. Bancorp also has various other subsidiaries engaged in financial services. At September 30, 2008, U.S. Bancorp and its consolidated subsidiaries had consolidated assets of more than $247 billion, consolidated deposits of more than $139 billion and shareholders' equity of $21.7 billion.

          Pursuant to an Investment Advisory Agreement dated as of October 1, 1996 (the "Advisory Agreement"), the Funds engaged U.S. Bank, through its First American Asset Management division ("FAAM"), to act as investment advisor for, and to manage the investment of, the Funds' assets. The Advisory Agreement was assigned to the Advisor on

May 2, 2001. Under the terms of the Advisory Agreement, each Fund has agreed to pay the Advisor monthly fees calculated on an annual basis equal to 0.10% of the Fund's average daily net assets. Prior to October 1, 2006, such fees were equal, on an annual basis, to 0.25% of each Fund's average daily net assets.

          The Advisory Agreement requires the Advisor to provide FASF with all necessary office space, personnel and facilities necessary and incident to the Advisor's performance of its services thereunder. The Advisor is responsible for the payment of all compensation to personnel of FASF and the officers and directors of FASF, if any, who are affiliated with the Advisor or any of its affiliates.

          In addition to the investment advisory fee, each Fund pays all of its expenses that are not expressly assumed by the Advisor or any other organization with which the Fund may enter into an agreement for the performance of services. Each Fund is liable for such nonrecurring expenses as may arise, including litigation to which the Fund may be a party. FASF may have an obligation to indemnify its directors and officers with respect to such litigation. The Advisor will be liable to the Funds under the Advisory Agreement for any negligence or willful misconduct by the Advisor other than liability for investments made by the Advisor in accordance with the explicit direction of the Board of Directors or the investment objectives and policies of the Funds. The Advisor has agreed to indemnify the Funds with respect to any loss, liability, judgment, cost or penalty that a Fund may suffer due to a breach of the Advisory Agreement by the Advisor.

          The Advisor may absorb or reimburse expenses of the Funds from time to time, in its discretion, while retaining the ability to be reimbursed by the Funds for such amounts prior to the end of the fiscal year. This practice would have the effect of lowering a Fund's overall expense ratio and of increasing yield to investors, or the converse, at the time such amounts are absorbed or reimbursed, as the case may be.

          The following table sets forth total advisory fees before waivers and after waivers for each of the Funds for the fiscal years ended August 31, 2006, August 31, 2007, and August 31, 2008:

                                           FISCAL YEAR ENDED                FISCAL YEAR ENDED               FISCAL YEAR ENDED
                                            AUGUST 31, 2006                  AUGUST 31, 2007                  AUGUST 31, 2008
                                    ------------------------------   ------------------------------   ------------------------------
                                     ADVISORY FEE     ADVISORY FEE    ADVISORY FEE     ADVISORY FEE    ADVISORY FEE     ADVISORY FEE
                                    BEFORE WAIVERS   AFTER WAIVERS   BEFORE WAIVERS   AFTER WAIVERS   BEFORE WAIVERS   AFTER WAIVERS
                                    --------------   -------------   --------------   -------------   --------------   -------------
Aggressive Growth Allocation Fund      $291,556           $0*           $152,348         $     0*        $140,180        $     0*
Growth Allocation Fund                  378,533            0*            189,533               0*         173,773              0*
Balanced Allocation Fund                656,302            0*            335,204          57,797          301,960         82,651
Conservative Allocation Fund            234,025            0*             89,276               0*          78,417              0*
Income Builder Fund**                     3,456            0*             18,734               0*          23,326              0*

* Advisory and certain other fees for the period were waived by the Advisor to comply with total operating expense limitations that were agreed upon by the Funds and the Advisor.

**   Fund commenced operations May 31, 2006.

ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES

          In addition to the sales charge payments and the distribution, service and transfer agency fees described in the prospectus and elsewhere in this Statement of Additional Information, the Advisor and/or the Distributor may make additional payments out of its own assets to selected intermediaries that sell shares of First American Funds (such as brokers, dealers, banks, registered investment advisors, retirement plan administrators and other intermediaries; hereinafter, individually, "Intermediary," and collectively, "Intermediaries") under the categories described below for the purposes of promoting the sale of Fund shares, maintaining share balances and/or for sub-accounting, administrative or shareholder processing services.

          The amounts of these payments could be significant and may create an incentive for an Intermediary or its representatives to recommend or offer shares of the Funds or other First American Funds to its customers. The Intermediary may elevate the prominence or profile of the Funds within the Intermediary's organization by, for example, placement on a list of preferred or recommended funds, and/or granting the Advisor and/or the Distributor preferential or enhanced opportunities to promote the Funds in various ways within the Intermediary's organization.

          These payments are made pursuant to negotiated agreements with Intermediaries. The payments do not change the price paid by investors for the purchase of a share or the amount a Fund will receive as proceeds from such sales. Furthermore, these payments are not reflected in the fees and expenses listed in the fee table section of the Funds' prospectuses and described above because they are not paid by the Funds.

          The categories of payments described below are not mutually exclusive, and a single Intermediary may receive payments under all categories.

Marketing Support Payments and Program Servicing Payments

          The Advisor and/or the Distributor may make payments for marketing support and/or program servicing to selected Intermediaries that are registered as holders or dealers of record for accounts invested in one or more of the First American Funds or that make First American Fund shares available through employee benefit plans or fee-based advisory programs to compensate them for the variety of services they provide.

          Marketing Support Payments. Services for which an Intermediary receives marketing support payments may include business planning assistance, advertising, educating the Intermediary's personnel about the First American Funds and shareholder financial planning needs, placement on the Intermediary's preferred or recommended fund company list, and access to sales meetings, sales representatives and management representatives of the Intermediary. In addition, Intermediaries may be compensated for enabling Fund representatives to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events and other events sponsored by the Intermediary.

          The Advisor and/or the Distributor compensates Intermediaries differently depending upon, among other factors, the number or value of Fund shares that the Intermediary sells or may sell, the value of the assets invested in the Funds by the Intermediary's customers, redemption rates, ability to attract and retain assets, reputation in the industry and the level and/or type of marketing assistance and educational activities provided by the Intermediary. Such payments are generally asset based but also may include the payment of a lump sum.

          Program Servicing Payments. Services for which an Intermediary receives program servicing payments typically include recordkeeping, reporting, or transaction processing, but may also include services rendered in connection with Fund/investment selection and monitoring, employee enrollment and education, plan balance rollover or separation, or other similar services. An Intermediary may perform program services itself or may arrange with a third party to perform program services.

          Program servicing payments typically apply to employee benefit plans, such as retirement plans, or fee-based advisory programs but may apply to retail sales and assets in certain situations. The payments are based on such factors as the type and nature of services or support furnished by the Intermediary and are generally asset based.

          Marketing Support and Program Servicing Payment Guidelines. In the case of any one Intermediary, marketing support and program servicing payments are not expected, with certain limited exceptions, to exceed, in the aggregate, 0.35% of the average net assets of Fund shares attributable to that Intermediary on an annual basis. Such exceptions include instances in which an Intermediary does not receive distribution fees with respect to a Fund share class which provides a distribution fee, in which case such Intermediary may receive up to 0.50% of the average net assets of that Fund share class attributable to that Intermediary on an annual basis. U.S. Bank, N.A. and its affiliates may be eligible to receive payments that exceed 0.35% of the average net assets of Fund shares attributable to U.S. Bank, N.A. or its affiliates on an annual basis. In addition, in connection with the sale of a business by the Advisor's parent company, U.S. Bank, N.A., to Great-West Life & Annuity Insurance Company ("Great-West"), the Advisor has entered into a services agreement with GWFS Equities, Inc., an affiliate of Great-West, which provides for payments of up to 0.60% of the average net assets of Fund shares attributable to GWFS Equities, Inc. on an annual basis.

Other Payments

          From time to time, the Advisor and/or the Distributor, at its expense, may provide other compensation to Intermediaries that sell or arrange for the sale of shares of the Fund(s), which may be in addition to marketing support and program servicing payments described above. For example, the Advisor and/or the Distributor may: (i) compensate Intermediaries for National Securities Clearing Corporation networking system services (e.g., shareholder communication, account statements, trade confirmations, and tax reporting) on an asset based or per account basis; (ii) compensate Intermediaries for providing Fund shareholder trading information; (iii) make one-time or periodic payments to reimburse selected Intermediaries for items such as ticket charges (i.e., fees that an Intermediary charges its representatives for effecting transactions in Fund shares) of up to $25 per purchase or exchange order, operational charges (e.g., fees that an Intermediary charges for establishing a Fund on its trading system), and literature printing and/or distribution costs; and (iv) at the direction of a retirement plan's sponsor, reimburse or pay direct expenses of an employee benefit plan that would otherwise be payable by the plan.

          When not provided for in a marketing support or program servicing agreement, the Advisor and/or the Distributor may pay Intermediaries for enabling the Advisor and/or the Distributor to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other Intermediary employees, client and investor events and other Intermediary -sponsored events, and for travel expenses, including lodging incurred by registered representatives and other employees in connection with prospecting, asset retention and due diligence trips. These payments may vary depending upon the nature of the event. The Advisor and/or the Distributor makes payments for such events as it deems appropriate, subject to its internal guidelines and applicable law.

          The Advisor and/or the Distributor occasionally sponsors due diligence meetings for registered representatives during which they receive updates on various First American Funds and are afforded the opportunity to speak with portfolio managers. Invitations to these meetings are not conditioned on selling a specific number of shares. Those who have shown an interest in First American Funds, however, are more likely to be considered. To the extent permitted by their firm's policies and procedures, all or a portion of registered representatives' expenses in attending these meetings may be covered by the Advisor and/or the Distributor.

          Certain employees of the Advisor and its affiliates may receive cash compensation from the Advisor and/or the Distributor in connection with establishing new client relationships with the First American Funds. Total compensation of employees of the Advisor and/or the Distributor with marketing and/or sales responsibilities is based in part on their generation of new client relationships, including new client relationships with the First American Funds.

          Other compensation may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as FINRA. Investors can ask their Intermediary for information about any payments it receives from the Advisor and/or the Distributor and the services it provides for those payments.

          Investors may wish to take Intermediary payment arrangements into account when considering and evaluating any recommendations relating to Fund shares.

Intermediaries Receiving Additional Payments

          The following is a list of Intermediaries receiving one or more of the types of payments discussed above as of September 30, 2008:

401(k) Company, Inc. (The)
Acclaim Benefits, Inc.
ADP Broker-Dealer, Inc.
A.G. Edwards & Sons, Inc.
AIG Retirement Company
American United Life Insurance Company
Ameriprise Financial Services, Inc.
Benefit Plan Administrative Services, Inc.
Bisys Retirement Services, Inc.
Charles Schwab & Co., Inc.
Citigroup Global Markets Inc.
CitiStreet Advisors LLC / CitiStreet LLC
Commonwealth Equity Services, LLP, DBA Commonwealth Financial Network Country Trust Bank
CPI Qualified Plan Consultants, Inc.
D.A. Davidson & Co.
Digital Retirement Solutions, Inc.
Dyatech, LLC
ExpertPlan, Inc.
Fidelity Brokerage Services LLC / National Financial Services LLC / Fidelity
   Investments Institutional Operations Company, Inc.
Fidelity Investments Institutional Operations Company, Inc.
Fintegra, LLC
Fiserv Trust Company
Genesis Employee Benefits, Inc. DBA America's VEBA Solution
GWFS Equities, Inc.
Hewitt Associates LLC
ICMA Retirement Corporation
International Clearing Trust Company
Janney Montgomery Scott LLC
J.P. Morgan Retirement Plan Services, LLC
Leggette Actuaries, Inc.
Lincoln Retirement Services Company LLC / AMG Service Corp.
Linsco/Private Ledger Corp.
Marshall & Ilsley Trust Company, N.A.
Massachusetts Mutual Life Insurance Company
Mercer HR Outsourcing LLC
Merrill Lynch, Pierce, Fenner & Smith Inc.
MetLife Securities, Inc.
Mid Atlantic Capital Corporation
Morgan Stanley & Co., Incorporated
MSCS Financial Services, LLC
Newport Retirement Services, Inc.
NYLife Distributors LLC
Pershing LLC
Planners Network, Inc.
Principal Life Insurance Company
Prudential Insurance Company of America (The)
Raymond James & Associates / Raymond James Financial Services, Inc.
RBC Dain Rauscher, Inc.
Reliance Trust Company
Retirement Plan Company, LLC (The)

Robert W. Baird & Co., Inc.
Stifel, Nicolaus & Co., Inc.
SunGard Institutional Brokerage Inc.
Symetra Life Insurance Company
T. Rowe Price Investment Services, Inc. / T. Rowe Price Retirement Plan Services, Inc.
TD Ameritrade, Inc.
UBS Financial Services, Inc.
Unified Trust Company, N.A.
U.S. Bancorp Investments, Inc.
U.S. Bank, N.A.
Vanguard Group, Inc.
Wachovia Bank, N.A.
Wachovia Securities, LLC
Wells Fargo Bank, N.A.
Wilmington Trust Company
Wilmington Trust Retirement and Institutional Services Company (formerly AST
   Capital Trust Company)
Woodbury Financial Services, Inc.

          Any additions, modification or deletions to the list of Intermediaries identified above that have occurred since September 30, 2008 are not reflected.

ADMINISTRATOR

          FAF Advisors, Inc. (the "Administrator") serves as Administrator pursuant to an Administration Agreement between the Administrator and the Funds, dated July 1, 2006. U.S. Bancorp Fund Services, LLC ("USBFS"), 615 East Michigan Street, Milwaukee, WI 53202, serves as sub-administrator pursuant to a Sub-Administration Agreement between the Administrator and USBFS dated July 1, 2005. USBFS is a subsidiary of U.S. Bancorp. Under the Administration Agreement, the Administrator provides, or compensates others to provide, services to the Funds. These services include various legal, oversight, administrative, and accounting services. Effective October 1, 2006, the Administration Agreement was amended to provide that the Administrator will not charge the Funds a fee for the provision of administration services. The Funds may reimburse the Administrator for any out-of-pocket expenses incurred in providing administration services. Prior to July 1, 2006, such fees were equal to each Fund's pro rata share of an amount equal, on an annual basis, to 0.15% of the aggregate average daily net assets of all open-end mutual funds in the First American Family of Funds up to $8 billion, 0.135% on the next $17 billion of aggregate average daily net assets, 0.12% on the next $25 billion of aggregate average daily net assets, and 0.10% of the aggregate average daily net assets in excess of $50 billion. All fees paid to USBFS, as sub-administrator, are paid by the Administrator, not the Funds.

          Prior to July 1, 2006, as part of the transfer agent fee, the Funds paid USBFS a fee equal, on an annual basis, to 0.10% of each fund's average daily net assets, to compensate USBFS for providing certain shareholder services and reimbursed USBFS for its payments to financial intermediaries that establish and maintain omnibus accounts and provide customary services for such accounts. Effective July 1, 2006, this fee was incorporated into the administration fee which, as a result, on an annual basis, was 0.25% of the aggregate average daily net assets of all open-end mutual funds in the First American Family of Funds up to $8 billion, 0.235% on the next $17 billion of the aggregate average daily net assets, 0.22% on the next $25 billion of the aggregate average daily net assets, and 0.20% of the aggregate average daily net assets in excess of $50 billion. In addition to these fees, the Funds reimbursed the Administrator for any out-of-pocket expenses incurred in providing administration services.

          Prior to July 1, 2005, the Administrator and USBFS acted as Co-Administrators pursuant to a Co-Administration Agreement among the Funds, the Administrator and USBFS. The services provided by, and fees paid to, USBFS pursuant to the Co-Administration Agreement included transfer agency fees and services. As of July 1, 2005, transfer agency services and fees paid to USBFS are covered in a separate Transfer Agency and Shareholder Servicing Agreement between USBFS and the Funds. Under the Co-Administration Agreement the Funds paid the Administrator and USBFS fees which were calculated daily and paid monthly, equal to each Fund's pro rata share of an amount equal, on an annual basis, to 0.25% of the aggregate average daily net assets of all open-end mutual funds in the First American fund family up to $8 billion, 0.235% on the next $17 billion of aggregate average daily net assets, 0.22% on the next $25 billion of aggregate average daily net assets, and 0.20% of the aggregate average daily net assets of all open-end mutual funds in the First American fund family in excess of $50 billion. (For the purposes of the Co-Administration Agreement, the First American fund family included all series of FAF, FASF and FAIF.) In addition, the Funds paid annual fees of $18,500 per CUSIP, shareholder account maintenance fees of $9 to $15 per account, closed account fees of $3.50 per account, and Individual Retirement Account fees of $15 per account.

          The following table sets forth total administrative fees, after waivers, paid by each of the Funds listed below to the Administrator and USBFS for the fiscal years ended August 31, 2006 and August 31, 2007:

                                    FISCAL YEAR ENDED   FISCAL YEAR ENDED
                                     AUGUST 31, 2006     AUGUST 31, 2007
                                    -----------------   -----------------
Aggressive Growth Allocation Fund        $165,874            $23,459
Growth Allocation Fund                    214,773             29,695
Balanced Allocation Fund                  371,977             51,342
Conservative Allocation Fund              132,459             18,067
Income Builder Fund*                        2,663              1,258

*    Fund commenced operations May 31, 2006.

TRANSFER AGENT

          USBFS serves as the Funds' transfer agent pursuant to a Transfer Agency and Shareholder Servicing Agreement (the "Transfer Agent Agreement") between USBFS and the Funds dated July 1, 2006. For the period July 1, 2005 to July 1, 2006, the Funds paid $18,500 per share class and additional per account fees for transfer agent services. These fees were allocated to each Fund based upon the fund's pro rata share of the aggregate average daily net assets of the funds that comprise FASF. Under the Transfer Agent Agreement, the Funds also paid USBFS a fee equal, on an annual basis, to 0.10% of each Fund's average daily net assets as compensation for providing certain shareholder services and to reimburse USBFS for its payments to intermediaries with whom it has contracted to establish and service omnibus accounts. In addition, USBFS is reimbursed for its out-of-pocket expenses incurred while providing its services to the Funds.

          Effective July 1, 2006, the Funds are charged transfer agent fees on a per shareholder account basis, subject to a minimum fee per share class. These fees will be charged to each fund based on the number of accounts within that fund. Effective July 1, 2006, the 0.10% fee for shareholder services and payments to financial intermediaries was incorporated into the administration fee. The $18,500 per share class fee that was charged in addition to per account fees has been eliminated. Funds will continue to reimburse USBFS for out-of-pocket expenses incurred in providing transfer agent services.

          The following table sets forth transfer agent fees paid by the Funds to USBFS for the fiscal years ended August 31, 2006, August 31, 2007, and August 31, 2008:

                                    FISCAL YEAR ENDED   FISCAL YEAR ENDED   FISCAL YEAR ENDED
                                     AUGUST 31, 2006     AUGUST 31, 2007     AUGUST 31, 2008
                                    -----------------   -----------------   -----------------
Aggressive Growth Allocation Fund        $219,444            $124,419            $128,083
Growth Allocation Fund                    281,365             134,286             142,451
Balanced Allocation Fund                  469,894             119,091             123,097
Conservative Allocation Fund              179,472             107,132             108,001

                                    FISCAL YEAR ENDED   FISCAL YEAR ENDED   FISCAL YEAR ENDED
                                     AUGUST 31, 2006     AUGUST 31, 2007     AUGUST 31, 2008
                                    -----------------   -----------------   -----------------
Income Builder Fund*                       15,715             102,000             107,999

*    Fund commenced operations May 31, 2006.

DISTRIBUTOR

          Quasar Distributors, LLC (the "Distributor") serves as the distributor for the Funds' shares pursuant to a Distribution Agreement dated July 1, 2005 (the "Distribution Agreement"). The Distributor is a wholly-owned subsidiary of U.S. Bancorp.

          Fund shares and other securities distributed by the Distributor are not deposits or obligations of, or endorsed or guaranteed by, U.S. Bank or its affiliates, and are not insured by the Bank Insurance Fund, which is administered by the Federal Deposit Insurance Corporation.

          Under the Distribution Agreement, the Funds have granted to the Distributor the exclusive right to sell shares of the Funds as agent and on behalf of the Funds. The Distributor pays compensation pursuant to the Distribution Agreement to securities firms, financial institutions (including, without limitation, banks) and other industry professionals (the "Participating Intermediaries") which enter into sales agreements with the Distributor to perform share distribution or shareholder support services. U.S. Bancorp Investment Services, Inc. ("USBI"), a broker-dealer affiliated with the Advisor, is one of the Participating Intermediaries.

          The Class A Shares pay to the Distributor a shareholder servicing fee at an annual rate of 0.25% of the average daily net assets of the Class A Shares. The fee may be used by the Distributor to provide compensation for shareholder servicing activities with respect to the Class A Shares. The shareholder servicing fee is intended to compensate the Distributor for ongoing servicing and/or maintenance of shareholder accounts and may be used by the Distributor to provide compensation to intermediaries through whom shareholders hold their shares for ongoing servicing and/or maintenance of shareholder accounts. This fee is calculated and paid each month based on average daily net assets of Class A Shares for that month.

          The Class B Shares pay to the Distributor a shareholder servicing fee at the annual rate of 0.25% of the average daily net assets of the Class B Shares. The fee may be used by the Distributor to provide compensation for shareholder servicing activities with respect to the Class B Shares beginning one year after purchase. The Class B Shares also pay to the Distributor a distribution fee at the annual rate of 0.75% of the average daily net assets of the Class B Shares. The distribution fee is intended to compensate the distributor for advancing a commission to intermediaries purchasing Class B Shares.

          The Class C Shares pay to the Distributor a shareholder servicing fee at the annual rate of 0.25% of the average daily net assets of the Class C Shares. The fee may be used by the Distributor to provide compensation for shareholder servicing activities with respect to the Class C Shares. This fee is calculated and paid each month based on average daily net assets of the Class C Shares. The Class C Shares also pay to the Distributor a distribution fee at the annual rate of 0.75% of the average daily net assets of the Class C Shares. The Distributor may use the distribution fee to provide compensation to intermediaries through which shareholders hold their shares beginning one year after purchase.

          The Class R Shares pay to the Distributor a distribution fee at the annual rate of 0.50% of the average daily net assets of Class R Shares. The fee may be used by the Distributor to provide initial and ongoing sales compensation to its investment executives and to Participating Intermediaries in connection with sales of Class R Shares and to pay for advertising and other promotional expenses in connection with the distribution of Class R shares. This fee is calculated and paid each month based on average daily net assets of the Class R Shares.

          The Distributor receives no compensation for distribution of the Class Y Shares.

          The Distribution Agreement provides that it will continue in effect for a period of more than one year from the date of its execution only so long as such continuance is specifically approved at least annually by the vote of a majority of the Board members of FASF and by the vote of the majority of those Board members of FASF who are not interested persons of FASF and who have no direct or indirect financial interest in the operation of FASF's Rule 12b-1 Distribution and Service Plan or in any agreement related to such plan.

          The following tables set forth the amount of underwriting commissions paid by certain Funds and the amount of such commissions retained by the Distributor during the fiscal years ended August 31, 2006, August 31, 2007, and August 31, 2008:

                         TOTAL UNDERWRITING COMMISSIONS

                                    FISCAL YEAR ENDED   FISCAL YEAR ENDED   FISCAL YEAR ENDED
                                     AUGUST 31, 2006     AUGUST 31, 2007     AUGUST 31, 2008
                                    -----------------   -----------------   -----------------
Aggressive Growth Allocation Fund        $361,783            $224,387            $254,608
Growth Allocation Fund                    402,347             426,802             460,714
Balanced Allocation Fund                  415,124             442,057             466,414
Conservative Allocation Fund              105,224             104,102             160,552
Income Builder Fund*                       48,492             407,971              68,198

*    Fund commenced operations May 31, 2006.

              UNDERWRITING COMMISSIONS RETAINED BY THE DISTRIBUTOR

                                    FISCAL YEAR ENDED   FISCAL YEAR ENDED   FISCAL YEAR ENDED
                                     AUGUST 31, 2006     AUGUST 31, 2007     AUGUST 31, 2008
                                    -----------------   -----------------   -----------------
Aggressive Growth Allocation Fund        $36,416             $25,731             $25,507
Growth Allocation Fund                    38,391              41,921              46,410
Balanced Allocation Fund                  41,748              42,877              45,238
Conservative Allocation Fund              10,457               9,868              14,703
Income Builder Fund*                       3,687              30,243               4,726

*    Fund commenced operations May 31, 2006.

          The Distributor received the following compensation from the Funds during the Funds' most recent fiscal year:

                                    NET UNDERWRITING   COMPENSATION ON
                                      DISCOUNTS AND    REDEMPTIONS AND    BROKERAGE        OTHER
                                       COMMISSIONS       REPURCHASES     COMMISSIONS   COMPENSATION*
                                    ----------------   ---------------   -----------   -------------
Aggressive Growth Allocation Fund        $25,507           $13,478            --             --
Growth Allocation Fund                    46,410            29,445            --             --
Balanced Allocation Fund                  45,238            26,591            --             --
Conservative Allocation Fund              14,703            15,797            --             --
Income Builder Fund                        4,726            16,186            --             --

----------
* As disclosed below, the Funds also paid fees to the Distributor under FASF's Rule 12b-1 Distribution and Service Plan. None of those fees were retained by the Distributor. The Distributor is compensated under a separate arrangement from fees earned by U.S. Bancorp Fund Services, LLC, as part of the Funds' Co-Administration Agreement.

          FASF has also adopted a Distribution and Service Plan with respect to the Class A, Class B, Class C and Class R shares of the Funds pursuant to Rule 12b-1 under the 1940 Act (the "Plan"). Rule 12b-1 provides in substance that a mutual fund may not engage directly or indirectly in financing any activity which is primarily intended to result in the sale of shares, except pursuant to a plan adopted under the Rule. The Plan authorizes the Distributor to retain the sales charges paid upon purchase of Class A, Class B and Class C Shares and authorize the Funds to pay the Distributor distribution and/or shareholder servicing fees. The Plan is a "compensation-type" plan under which the Distributor is entitled to receive the distribution and shareholder servicing fees regardless of whether its actual distribution and shareholder servicing expenses are more or less than the amount of the fees. The distribution fees under the plan are used for the primary purpose of compensating broker-dealers for their sales of the Funds. The shareholder servicing fees are used primarily for the purpose of providing compensation for the ongoing servicing and/or maintenance of shareholder accounts. The Class B and C Plans authorize the Distributor to retain the contingent deferred sales charge applied on redemptions of Class B and C Shares, respectively, except that portion which is reallowed to Participating Intermediaries. The Plan recognizes that the Distributor and the Advisor, in their discretion, may from time to time use their own assets to pay for certain additional costs of distributing Class A, Class B, Class C and Class R Shares. Any such arrangements to pay such additional costs may be commenced or discontinued by the Distributor or the Advisor at any time.

          The following tables set forth the total Rule 12b-1 fees, after waivers, paid by each class of the Funds listed below for each of the Funds for the fiscal years ended August 31, 2006, August 31, 2007, and August 31, 2008. As noted above, no distribution fees are paid with respect to Class Y shares.

                                       FISCAL YEAR ENDED AUGUST 31, 2006
                                    --------------------------------------
                                     CLASS A   CLASS B   CLASS C   CLASS R
                                    --------   -------   -------   -------
Aggressive Growth Allocation Fund   $149,514   $26,048   $21,123     $377
Growth Allocation Fund               172,798    57,632    44,876      680
Balanced Allocation Fund             327,743    55,400    43,944      359
Conservative Allocation Fund          75,838    30,991    17,542      490
Income Builder Fund**                    644       352       543        *

                                       FISCAL YEAR ENDED AUGUST 31, 2007
                                    --------------------------------------
                                     CLASS A   CLASS B   CLASS C   CLASS R
                                    --------   -------   -------   -------
Aggressive Growth Allocation Fund   $151,359   $39,969   $33,296    $2,474
Growth Allocation Fund               168,590    86,275    58,887     2,696
Balanced Allocation Fund             317,594    81,455    64,386     2,304
Conservative Allocation Fund          76,737    39,785    25,601     2,832
Income Builder Fund                   24,701     9,030    47,652        35

                                       FISCAL YEAR ENDED AUGUST 31, 2008
                                    --------------------------------------
                                     CLASS A    CLASS B  CLASS C   CLASS R
                                    --------   --------  -------   -------
Aggressive Growth Allocation Fund   $137,451   $ 51,247  $44,817    $4,724
Growth Allocation Fund               169,224    103,167   70,281     4,794
Balanced Allocation Fund             306,374     94,491   79,736     4,931
Conservative Allocation Fund          78,588     43,932   31,394     4,057
Income Builder Fund                   30,198     20,193   63,860        49

*    Class was not in operation during this fiscal year.

**   Fund commenced operations May 31, 2006.

          The following tables set forth the Rule 12b-1 fees the Distributor paid to Participating Institutions for the fiscal years ended August 31, 2006, August 31, 2007, and August 31, 2008 with respect to the Class A shares, Class B shares, Class C shares and Class R shares of the Funds.

                                       FISCAL YEAR ENDED AUGUST 31, 2006
                                    --------------------------------------
                                     CLASS A   CLASS B   CLASS C   CLASS R
                                    --------   -------   -------   -------
Aggressive Growth Allocation Fund   $128,371   $ 5,693   $11,193    $  5
Growth Allocation Fund               153,160    13,372    14,806     378
Balanced Allocation Fund             300,194    12,381    26,070      29
Conservative Allocation Fund          63,808     7,062     9,626      32
Income Builder Fund**                    149        68       543       *

                                       FISCAL YEAR ENDED AUGUST 31, 2007
                                    --------------------------------------
                                     CLASS A   CLASS B   CLASS C   CLASS R
                                    --------   -------   -------   -------
Aggressive Growth Allocation Fund   $114,265   $ 8,521   $15,710     $217
Growth Allocation Fund               137,087    19,237    22,299      400
Balanced Allocation Fund             279,945    18,020    42,080      220
Conservative Allocation Fund          63,639     8,963    17,349      150
Income Builder Fund                   10,697     2,180    47,435       33

                                       FISCAL YEAR ENDED AUGUST 31, 2008
                                    --------------------------------------
                                     CLASS A   CLASS B   CLASS C   CLASS R
                                    --------   -------   -------   -------
Aggressive Growth Allocation Fund   $ 54,723   $10,204   $21,288     $127
Growth Allocation Fund                93,296    22,025    28,785      392
Balanced Allocation Fund             197,337    20,285    37,630      287
Conservative Allocation Fund          42,758     9,854    19,882       78
Income Builder Fund                   15,200     4,136    35,629       49

*    Class was not in operation during this fiscal year.

**   Fund commenced operations May 31, 2006.

CUSTODIAN AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

          Custodian. U.S. Bank, 60 Livingston Avenue, St. Paul, MN 55101, acts as the custodian for each Fund (the "Custodian"). U.S. Bank is a subsidiary of U.S. Bancorp. The Custodian takes no part in determining the investment policies of the Funds or in deciding which securities are purchased or sold by the Funds. All of the instruments representing the investments of the Funds and all cash are held by the Custodian or, for International Fund and International Select Fund, by a sub-custodian. The Custodian or sub-custodian delivers securities against payment upon sale and pays for securities against delivery upon purchase. The Custodian also remits Fund assets in payment of Fund expenses, pursuant to instructions of FASF's officers or resolutions of the Board of Directors.

          As compensation for its services to the Funds, the Custodian is paid a monthly fee calculated on an annual basis equal to 0.005% of each Fund's average daily net assets. In addition, the Custodian is reimbursed for its out-of-pocket expenses incurred while providing its services to the Funds. The Custodian continues to serve so long as its appointment is approved at least annually by the Board of Directors including a majority of the directors who are not interested persons (as defined under the 1940 Act) of FASF.

          Independent Registered Public Accounting Firm. Ernst & Young LLP, 220 South Sixth Street, Suite 1400, Minneapolis, Minnesota 55402, serves as the Funds' independent registered public accounting firm, providing audit services, including audits of the annual financial statements.

              INVESTMENT ADVISORY SERVICES FOR THE UNDERLYING FUNDS

INVESTMENT ADVISOR FOR THE UNDERLYING FUNDS

          The Advisor of the Funds also serves as investment advisor and manager of each of the Underlying Funds. For information concerning the Advisor, see "Investment Advisory and Other Services for the Funds -- Investment Advisor" above.

          Pursuant to an Investment Advisory Agreement dated April 2, 1991 (the "FAIF Advisory Agreement") as amended, FAIF engaged U.S. Bank, through its First American Asset Management division, to act as investment advisor for and to manage the investment of the assets of the Underlying Funds. The FAIF Advisory Agreement was assigned to the Advisor pursuant to an Assignment and Assumption Agreement dated May 2, 2001. The monthly fees paid to the Advisor are calculated on an annual basis based on the Underlying Fund's average daily net assets, as set forth in the following table:

UNDERLYING FUND                          GROSS ADVISORY FEE %
---------------                          --------------------
Equity Income Fund(1)                            0.65
Equity Index Fund                                0.25
Global Infrastructure Fund                       0.90
International Fund                               1.00
International Select Fund                        1.00
Large Cap Growth Opportunities Fund(1)           0.65
Large Cap Select Fund(1)                         0.65
Large Cap Value Fund(1)                          0.65
Mid Cap Growth Opportunities Fund                0.70
Mid Cap Index Fund                               0.25
Mid Cap Value Fund                               0.70
Quantitative Large Cap Core Fund                 0.30
Quantitative Large Cap Growth Fund               0.30
Quantitative Large Cap Value Fund                0.30
Real Estate Securities Funds                     0.70
Small Cap Growth Opportunities Fund              1.00
Small Cap Index Fund                             0.40
Small Cap Select Fund                            0.70
Small Cap Value Fund                             0.70
Small-Mid Cap Core Fund                          0.70
Core Bond Fund                                   0.50
High Income Bond Fund                            0.70
Inflation Protected Securities Fund              0.50
Intermediate Government Bond Fund                0.50
Intermediate Term Bond Fund                      0.50
Short Term Bond Fund                             0.50
Total Return Bond Fund                           0.60
U.S. Government Mortgage Fund                    0.50

----------
(1) The Advisor has agreed to a breakpoint schedule with each of Large Cap Growth Opportunities Fund, Large Cap Select Fund, Large Cap Value Fund and Equity Income Fund. The advisory fee paid separately by each of these Funds will be based on an annual rate of 0.65% for the first $3 billion of each Fund's average daily net assets; 0.625% for average daily net assets in excess of $3 billion up to $5 billion; and 0.60% for average daily net assets in excess of $5 billion.

          Pursuant to an Investment Advisory Agreement, effective as of January 20, 1995 (the "FAF Advisory Agreement"), FAF engaged U.S. Bank, through its First American Asset Management division, to act as investment advisor for and to manage the investment of the assets of Prime Obligations Fund. The FAF Advisory Agreement was assigned to the Advisor pursuant to an Assignment and Assumption Agreement dated May 2, 2001. The monthly fee paid to the Advisor equals, on an annual basis, 0.10% of the Fund's average daily net assets (before any waivers).

          The FAIF Advisory Agreement and the FAF Advisory Agreement require the Advisor to provide FAIF and FAF with all necessary office space, personnel and facilities necessary and incident to the Advisor's performance of its services thereunder. The Advisor is responsible for the payment of all compensation to personnel of FAIF and FAF and the officers and directors of FAIF and FAF, if any, who are affiliated with the Advisor or any of its affiliates.

          In addition to the investment advisory fee, each Underlying Fund pays all its expenses that are not expressly assumed by the Advisor or any other organization with which the Underlying Fund may enter into an agreement for the performance of services. Each Underlying Fund is liable for such nonrecurring expenses as may arise, including litigation to which the Underlying Fund may be a party, and it may have an obligation to indemnify its directors and officers with respect to such litigation.

          Information concerning advisory fees paid by the Underlying Funds is set forth in their Statements of Additional Information, which may be obtained by writing Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, WI 53202, or calling Investor Services at 800 677-FUND.

SUB-ADVISOR FOR INTERNATIONAL FUNDS

          International Fund. Prior to November 3, 2008, J.P. Morgan Investment Management Inc. ("JPMorgan") was the sub-advisor to the International Fund under an agreement with the Advisor and FAIF dated December 9, 2004 (the "JPMorgan Sub-advisory Agreement").

          Effective November 3, 2008, the Fund uses two Sub-Advisors, each providing investment advisory services for a portion of the Fund's assets:

     - Altrinsic Global Advisors, LLC ("Altrinsic") has been a sub-advisor to the Fund since November 3, 2008, pursuant to an agreement with the Advisor dated November 3, 2008. Altrinsic is an employee-owned company founded in 2000. One of those employees, John Hock, has a controlling interest in Altrinsic. As of September 30, 2008, Altrinsic had assets under management of approximately $6.2 billion.

     - Hansberger Global Investors, Inc. ("HGI") has been a sub-advisor to the Fund since November 3, 2008, pursuant to an agreement with the Advisor dated November 3, 2008. HGI is a wholly owned subsidiary of Hansberger Group, Inc. The firm was founded in 1994. As of September 30, 2008, HGI had assets under management of approximately $7.5 billion, which includes $1.3 billion in Advised Managed Accounts of other firms based on HGI models.

          International Select Fund. Altrinsic, HGI, and Lazard Asset Management LLC ("Lazard") have served as sub-advisors to International Select Fund since the Fund's inception, pursuant to individual agreements with the Advisor dated November 27, 2006. Lazard is a wholly-owned subsidiary of Lazard Freres & Co., LLC. As of September 30, 2008, Lazard had assets under management of approximately $100.3 billion.

          Each Sub-Advisor has discretion to select portfolio securities for its portion of the Fund (the "Sub-Advisory Portfolio"), but must select those securities according to the Fund's investment objective and restrictions. Each Sub-Advisor is paid a fee by the Advisor each month for the services provided under their respective sub-advisory agreements.

                               PORTFOLIO MANAGERS

OTHER ACCOUNTS MANAGED

          The following table sets forth the number and total assets of the mutual funds and accounts managed by the Funds' portfolio manager as of August 31, 2008.

                                                                                     AMOUNT SUBJECT
                                                       NUMBER OF                    TO PERFORMANCE-
PORTFOLIO MANAGER       TYPE OF ACCOUNT MANAGED         ACCOUNTS       ASSETS          BASED FEE
-----------------   --------------------------------   ---------   --------------   ---------------
David R. Cline      Registered Investment Company          4       $355.1 million          0
                    Other Pooled Investment Vehicles       0                    0          0
                    Other Accounts                         0                    0          0

          SIMILAR ACCOUNTS. The Funds' portfolio manager often manages multiple accounts. The Advisor has adopted policies and procedures regarding brokerage and trade allocation and allocation of investment opportunities that it believes are reasonably designed to address potential conflicts of interest associated with managing multiple accounts for multiple clients.

COMPENSATION

          Portfolio manager compensation consists primarily of base pay, an annual cash incentive and long term incentive payments.

          Base pay is determined based upon an analysis of the portfolio manager's general performance, experience, and market levels of base pay for such position.

          The Funds' portfolio manager is paid an annual incentive based upon investment performance of the First American Funds for which he has oversight responsibility but not day-to-day management responsibility (the "Oversight Funds") and the effectiveness of the tactical overweighting and underweighting of different asset classes across the Funds and certain other accounts for which he has oversight responsibility, generally over the past one- and three-year periods unless the portfolio manager's tenure is shorter. The maximum potential annual cash incentive is equal to a multiple of base pay, determined based upon the particular portfolio manager's performance and experience, and market levels of base pay for such position.

          Generally, the threshold for payment of an annual cash incentive is
(i) benchmark performance and median Lipper peer group performance for the Oversight Funds, using a weighted average, and (ii) returns across the Funds and certain other accounts in excess of those that would have been generated by a neutral asset allocation strategy. The maximum annual cash incentive generally is attained when (i) all Oversight Funds have achieved (a) a spread over the benchmark which the Advisor believes will, over time, deliver top quartile performance, and (b) top quartile performance versus the Lipper industry peer group, and (ii) the spread generated by tactical asset allocation reaches a predetermined level consistent with the benefit sought from such asset allocation. The relative accuracy of risk management tracking error estimates across the First American Funds and other accounts is also factored into the annual cash incentive determination for Mr. Cline.

          Investment performance is measured on a pre-tax basis, gross of fees for each First American Fund result and for the Lipper industry peer group.

          Long term incentive payments are paid to portfolio managers on an annual basis based upon general performance and expected contributions to the success of the Advisor. Long-term incentive payments are comprised of two components: (i) phantom equity units of the Advisor and (ii) U.S. Bancorp options and restricted stock.

          There are generally no differences between the methods used to determine compensation with respect to the Funds and the Other Accounts shown in the table below.

OWNERSHIP OF FUND SHARES

          The following table indicates as of August 31, 2008 the value, within the indicated range, of shares beneficially owned by the portfolio manager in each fund he manages. For purposes of this table, the following letters indicate the range listed next to each letter:

     A - $0
     B - $1 - $10,000
     C - $10,001 - $50,000
     D - $50,001 - $100,000
     E - $100,001 - $500,000
     F - $500,001 - $1,000,000
     G - More than $1 million

                                                                            OWNERSHIP IN FUND
PORTFOLIO MANAGER                 FUND                  OWNERSHIP IN FUND        COMPLEX
-----------------   ---------------------------------   -----------------   -----------------
David R. Cline      Aggressive Growth Allocation Fund           C                   E
                    Growth Allocation Fund                      C
                    Balanced Allocation Fund                    D
                    Conservative Allocation Fund                D
                    Income Builder Fund                         A

               PORTFOLIO TRANSACTIONS AND ALLOCATION OF BROKERAGE

          It is anticipated that the majority of the Funds' portfolio transactions will consist of purchases and sales of shares of the Underlying Funds. These purchases and sales will be made directly with the Underlying Funds. The class of shares of the Underlying Funds in which the Funds will invest is not subject to any front-end or deferred sales charges, any Rule 12b-1 distribution fees or any shareholder servicing fees.

          To the extent that the Funds may purchase or sell securities other than shares of the Underlying Funds, decisions with respect to which securities are to be bought or sold, the total amount of securities to be bought or sold, the broker-dealer with or through which the securities transactions are to be effected and the commission rates applicable to the trades are made by the Advisor.

          In selecting a broker-dealer to execute securities transactions, the Advisor considers a variety of factors, including the execution capability, financial responsibility and responsiveness of the broker-dealer in seeking best price and execution. Subject to the satisfaction of its obligation to seek best execution, other factors the Advisor may consider include a broker-dealer's access to initial public offerings and the nature and quality of any brokerage and research products and services the broker-dealer provides. However, the Advisor may cause the Funds to pay a broker-dealer a commission in excess of that which another broker-dealer might have charged for effecting the same transaction (a practice commonly referred to as "paying up"). However, the Advisor may cause the Funds to pay up in recognition of the value of brokerage and research services provided to the Advisor by the broker-dealer. The broker-dealer may directly provide such products or services to the Advisor or purchase them from a third party and provide them to the Advisor. In such cases, the Funds are in effect paying for the brokerage and research services in so-called "soft-dollars". However, the Advisor would authorize the Funds to pay an amount of commission for effecting a securities transaction in excess of the amount of commission another broker or dealer would have charged only if the Advisor determined in good faith that the amount of such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Advisor with respect to managing its accounts.

          The types of research services the Advisor receives include economic analysis and forecasts, financial market analysis and forecasts, industry and company specific analysis, performance monitoring, interest rate forecasts, arbitrage relative valuation analysis of various debt securities, analysis of U.S. Treasury securities, research-dedicated computer hardware and software and related consulting services and other services that assist in the investment decision-making process. Research services are received primarily in the form of written reports, computer-generated services, telephone contacts and personal meetings with security analysts. Research services may also be provided in the form of meetings arranged with corporate and industry spokespersons or may be generated by third parties but are provided to the Advisor by, or through, broker-dealers.

          The research products and services the Advisor receives from broker-dealers are supplemental to, and do not necessarily reduce, the Advisor's own normal research activities. As a practical matter, however, it would be impossible for the Advisor to generate all of the information presently provided by broker-dealers. The expenses of the Advisor would be materially increased if it attempted to generate such additional information through its own staff. To the extent that the Advisor could use cash to purchase many of the brokerage and research products and services received for allocating securities transactions to broker-dealers, the Advisor is relieved of expenses that it might otherwise bear when such services are provided by broker-dealers.

          As a general matter, the brokerage and research products and services the Advisor receives from broker-dealers are used to service all of its respective accounts. However, any particular brokerage and research product or service may not be used to service each and every client account, and may not benefit the particular accounts that generated the brokerage commissions.

          In some cases, the Advisor may receive brokerage or research products or services that are used for both brokerage or research purposes and other purposes, such as accounting, record-keeping, administration or marketing. In such cases, the Advisor will make a good faith effort to decide the relative proportion of the cost of such products or services used for non-brokerage or research purposes and will pay for such portion from its own funds. In such circumstance, the Advisor has a conflict of interest in making such decisions.

          The Funds do not effect any brokerage transactions in their portfolio securities with any broker or dealer affiliated directly or indirectly with the Advisor or Distributor unless such transactions, including the frequency thereof, the receipt of commission payable in connection therewith, and the selection of the affiliated broker or dealer effecting such transactions are not unfair or unreasonable to the shareholders of the Funds, as determined by the Board of Directors. Any transactions with an affiliated broker or dealer must be on terms that are both at least as favorable to the Funds as the Funds can obtain elsewhere and at least as favorable as such affiliated broker or dealer normally gives to others.

          When two or more clients of the Advisor are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in a manner considered by the Advisor to be equitable to each client. In some cases, this system could have a detrimental effect on the price or volume of the security as far as each client is concerned. In other cases, however, the ability of the clients to participate in volume transactions may produce better executions for each client.

          The policies of the Underlying Funds with respect to portfolio transactions and the allocation of brokerage, and the brokerage commissions paid by them during their three most recent fiscal years, are set forth in their Statements of Additional Information, which may be obtained by writing Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, WI 53202, or calling Investor Services at 800 677-FUND.

                                  CAPITAL STOCK

          Each share of each Fund's $.01 par value common stock is fully paid, nonassessable, and transferable. Shares may be issued as either full or fractional shares. Fractional shares have pro rata the same rights and privileges as full shares. Shares of the Funds have no preemptive or conversion rights.

          Each share of a Fund has one vote. On some issues, such as the election of directors, all shares of all FASF Funds vote together as one series. The shares do not have cumulative voting rights. On issues affecting only a particular Fund, the shares of that Fund will vote as a separate series. Examples of such issues would be proposals to alter a fundamental investment restriction pertaining to a Fund or to approve, disapprove or alter a distribution plan. The Bylaws of FASF provide that annual shareholders meetings are not required and that meetings of shareholders need only be held with such frequency as required under Minnesota law and the 1940 Act.

          As of November 17, 2008, the directors and officers of FASF as a group owned less than one percent of each Fund's outstanding shares and the Funds were aware that the following persons owned of record five percent or more of the outstanding shares of each class of stock of the Funds:

                                                     PERCENTAGE OF OUTSTANDING SHARES
                                             -----------------------------------------------
                                             CLASS A   CLASS B   CLASS C   CLASS R   CLASS Y
                                             -------   -------   -------   -------   -------
STRATEGY AGGRESSIVE GROWTH ALLOCATION FUND

ORCHARD TRUST CO LLC TRUSTEE/C                30.49%
FBO RETIREMENT PLANS
8515 E ORCHARD RD 2T2
GREENWOOD VLG CO 80111-5002

                                                     PERCENTAGE OF OUTSTANDING SHARES
                                             -----------------------------------------------
                                             CLASS A   CLASS B   CLASS C   CLASS R   CLASS Y
                                             -------   -------   -------   -------   -------
US BANK CUST                                                                          62.30%
US BANCORP CAP
U/A 01-01-1984
60 LIVINGSTON AVE
SAINT PAUL MN 55107-2575

BAND & CO                                                                             14.58%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

ORCHARD TRUST CO LLC TRUSTEE/C                                                        12.14%
FBO RETIREMENT PLANS
8515 E ORCHARD RD 2T2
GREENWOOD VLG CO 80111-5002

CAPINCO                                                                                6.27%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

MG TRUST COMPANY CUST. FBO                                                  12.20%
ATG 401K
700 17TH ST STE 300
DENVER CO 80202-3531

MG TRUST CO CUST FBO                                                         8.41%
BECKHOFF AUTOMATION LLC 401K
700 17TH ST STE 300
DENVER CO 80202-3531

MG TRUST CO TTEE                                                             6.54%
HARTFORD DENTAL GROUP SC 401K
700 17TH ST STE 300
DENVER CO 80202-3531

MG TRUST CO CUST FBO                                                         5.15%
ENGLISH BLEEKER & ASSOCIATES INC 401K
700 17TH ST STE 300
DENVER CO 80202-3531

STRATEGY GROWTH ALLOCATION FUND

ORCHARD TRUST CO LLC TRUSTEE/C                18.50%
FBO RETIREMENT PLANS
8515 E ORCHARD RD 2T2
GREENWOOD VLG CO 80111-5002

STERLING TRUST COMPANY CUST                                        8.65%
EZZIE'S WHOLSALE INC 401K
700 17TH ST STE 310
DENVER CO 80202-3502

US BANK CUST                                                                          62.16%
US BANCORP CAP
U/A 01-01-1984
60 LIVINGSTON AVE
SAINT PAUL MN 55107-2575

ORCHARD TRUST CO LLC TRUSTEE/C                                                        17.25%
FBO RETIREMENT PLANS
8515 E ORCHARD RD 2T2
GREENWOOD VLG CO 80111-5002

BAND & CO                                                                              9.99%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

                                                     PERCENTAGE OF OUTSTANDING SHARES
                                             -----------------------------------------------
                                             CLASS A   CLASS B   CLASS C   CLASS R   CLASS Y
                                             -------   -------   -------   -------   -------
CAPINCO                                                                                6.80%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

MG TRUST CO TTEE                                                            17.79%
HUEBSCH LAUNDRY CO
700 17TH ST STE 300
DENVER CO 80202-3531

MG TRUST CO CUST FBO                                                        14.95%
MINNESOTA MENS HEALTH CENTER
700 17TH ST STE 300
DENVER CO 80202-3531

MG TRUST CO CUST FBO                                                        10.68%
RATWIK ROSZAK & MALONEY PA 401K
700 17TH ST STE 300
DENVER CO 80202-3531

MG TRUST CO CUST FBO                                                         7.11%
BECKHOFF AUTOMATION LLC 401K
700 17TH ST STE 300
DENVER CO 80202-3531

GUILLERMO QUETELL MD PLLC 401K PSP                                           5.41%
4900 BROAD RD STE 42
SYRACUSE NY 13215-2265

LAWRENCE S BRUEN TTEE                                                        5.23%
SMITH WILBERT VAULT INC 401K
PO BOX 9
BANGOR PA 18013-0009

STRATEGY BALANCED ALLOCATION FUND

CAPINCO                                       27.53%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

ORCHARD TRUST CO LLC TRUSTEE/C                17.98%
FBO RETIREMENT PLANS
8515 E ORCHARD RD 2T2
GREENWOOD VLG CO 80111-5002

MERRILL LYNCH PIERCE FENNER                                       13.12%
& SMITH
ATTN PHYSICAL TEAM
4800 DEER LAKE DR E
JACKSONVILLE FL 32246-6484

US BANK CUST                                                                          58.98%
US BANCORP CAP
U/A 01-01-1984
60 LIVINGSTON AVE
SAINT PAUL MN 55107-2575

ORCHARD TRUST CO LLC TRUSTEE/C                                                        25.06%
FBO RETIREMENT PLANS
8515 E ORCHARD RD 2T2
GREENWOOD VLG CO 80111-5002

CAPINCO                                                                                7.27%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

                                                     PERCENTAGE OF OUTSTANDING SHARES
                                             -----------------------------------------------
                                             CLASS A   CLASS B   CLASS C   CLASS R   CLASS Y
                                             -------   -------   -------   -------   -------
MG TRUST CO CUST FBO                                                        16.29%
VERHOFF MACHINE & WELDING
700 17TH ST STE 300
DENVER CO 80202-3531

MG TRUST CO CUST FBO                                                        14.00%
MOSTLY MUFFINS 401K
700 17TH ST STE 300
DENVER CO 80202-3531

MG TRUST CO CUST FBO                                                        10.95%
NOBLE PANELS & GATES 401K
700 17TH ST STE 300
DENVER CO 80202-3531

MG TRUST                                                                     7.76%
SHUMATE TRI-CITY LLC 401K
700 17TH ST STE 300
DENVER CO 80202-3531

MG TRUST CO CUST FBO                                                         6.25%
RATWIK ROSZAK & MALONEY PA 401K
700 17TH ST STE 300
DENVER CO 80202-3531

STRATEGY CONSERVATIVE ALLOCATION FUND

ORCHARD TRUST CO LLC TRUSTEE/C                23.12%
FBO RETIREMENT PLANS
8515 E ORCHARD RD 2T2
GREENWOOD VLG CO 80111-5002

US BANK CUST                                                                          50.66%
US BANCORP CAP
U/A 01-01-1984
60 LIVINGSTON AVE
SAINT PAUL MN 55107-2575

ORCHARD TRUST CO LLC TRUSTEE/C                                                        24.23%
FBO RETIREMENT PLANS
8515 E ORCHARD RD 2T2
GREENWOOD VLG CO 80111-5002

BAND & CO                                                                             12.75%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

CAPINCO                                                                                9.03%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

MG TRUST CO CUST FBO                                                        42.22%
PDI WORLD GROUP LLC 401K
700 17TH ST STE 300
DENVER CO 80202-3531

MG TRUST CO TTEE                                                             7.61%
HARTFORD DENTAL GROUP SC 401K
700 17TH ST STE 300
DENVER CO 80202-3531

MG TRUST CO CUST FBO                                                         7.15%
RATWIK ROSZAK & MALONEY PA 401K
700 17TH ST STE 300
DENVER CO 80202-3531

                                                     PERCENTAGE OF OUTSTANDING SHARES
                                             -----------------------------------------------
                                             CLASS A   CLASS B   CLASS C   CLASS R   CLASS Y
                                             -------   -------   -------   -------   -------
MG TRUST CO AGENT TTEE                                                       6.85%
FRONTIER TRUST CO
D-A-S CONSTRUCTION CO 401K PLAN
PO BOX 10699
FARGO ND 58106-0699

INCOME BUILDER FUND

US BANCORP INVESTMENTS INC                     7.43%
60 LIVINGSTON AVE
SAINT PAUL MN 55107-2292

CHARLES SCHWAB & CO INC                                           20.18%
SPECIAL CUSTODY ACCT FBO CUSTOMERS
ATTN MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4151

MERRILL LYNCH PIERCE FENNER                                        8.36%
& SMITH
ATTN PHYSICAL TEAM
4800 DEER LAKE DR E
JACKSONVILLE FL 32246-6484

PERSHING LLC                                                       5.36%
PO BOX 2052
JERSEY CITY NJ 07303-2052

LPL FINANCIAL SERVICES                                             5.27%
9785 TOWNE CENTRE DR
SAN DIEGO CA 92121-1968

BAND & CO                                                                             51.04%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

WASHINGTON & CO                                                                       46.95%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

FAF ADVISORS                                                               100.00%
ATTN LISA ISAACSON BC-MN-HO5M
800 NICOLLET MALL FL 5
MINNEAPOLIS MN 55402-7000

                    NET ASSET VALUE AND PUBLIC OFFERING PRICE

          The public offering price of the shares of a Fund generally equals the Fund's net asset value plus any applicable sales charge. A summary of any applicable sales charge assessed on Fund share purchases is set forth in the Funds' Prospectuses. The public offering price of each Fund's Class A Shares, as of August 31, 2008, is as set forth below. The public offering prices of Class B, Class C, Class Y and Class R Shares will be the same as net asset value (set forth below) since no sales charges are imposed on the purchase of such shares.

                                    PUBLIC OFFERING PRICE
                                           CLASS A
                                    ---------------------
Aggressive Growth Allocation Fund           $13.09
Growth Allocation Fund                       12.40
Balanced Allocation Fund                     11.09
Conservative Allocation Fund                 11.30
Income Builder Fund                           9.55

          The net asset value of each Fund's shares is determined on each day during which the New York Stock Exchange (the "NYSE") is open for business. The NYSE is not open for business on the following holidays (or on the nearest Monday or Friday if the holiday falls on a weekend): New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday (observed), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Each year the NYSE may designate different dates for the observance of these holidays as well as designate other holidays for closing in the future. The following sets forth the net asset value of the Funds as of August 31, 2008.

                                                      SHARES        NET ASSET
                                     NET ASSETS    OUTSTANDING   VALUE PER SHARE
                                    ------------   -----------   ---------------
AGGRESSIVE GROWTH ALLOCATION FUND
   Class A                          $ 50,240,671     4,060,408        $12.37
   Class B                             5,303,659       439,879         12.06
   Class C                             6,232,629       516,527         12.07
   Class R                             1,269,229       103,302         12.29
   Class Y                            74,344,791     6,005,197         12.38
GROWTH ALLOCATION FUND
   Class A                          $ 65,193,528     5,563,463        $11.72
   Class B                            10,238,639       887,782         11.53
   Class C                             8,771,038       757,982         11.57
   Class R                             1,403,116       120,456         11.65
   Class Y                            84,409,878     7,192,461         11.74
BALANCED ALLOCATION FUND
   Class A                          $119,108,537    11,364,820        $10.48
   Class B                             9,299,364       897,292         10.36
   Class C                            10,089,783       972,461         10.38
   Class R                             1,193,486       114,768         10.40
   Class Y                           154,485,281    14,775,419         10.46
CONSERVATIVE ALLOCATION FUND
   Class A                          $ 30,926,489     2,896,518        $10.68
   Class B                             4,301,228       405,408         10.61
   Class C                             3,557,793       334,794         10.63
   Class R                               797,638        74,830         10.66
   Class Y                            37,364,320     3,498,403         10.68
INCOME BUILDER FUND
   Class A                          $ 10,399,150     1,137,494        $ 9.14
   Class B                             2,283,652       249,911          9.14
   Class C                             5,976,972       654,924          9.13
   Class R                                 9,523         1,042          9.14
   Class Y                             3,634,526       398,278          9.13

                                    TAXATION

          Each Fund intends to fulfill the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), as a regulated investment company. If so qualified, each Fund will not be liable for federal income taxes to the extent it distributes its taxable income to its shareholders.

          Any loss on the sale or exchange of shares of a Fund generally will be disallowed to the extent that a shareholder acquires or contracts to acquire shares of the same Fund within 30 days before or after such sale or exchange. Furthermore, if Fund shares with respect to which a long-term capital gain distribution has been made are held for less than six months, any loss on the sale or exchange of such shares will be treated as a long-term capital loss to the extent of such long-term capital gain distribution.

          For federal tax purposes, if a shareholder exchanges shares of a Fund for shares of any other Fund pursuant to the exchange privilege (see "Purchasing, Redeeming, and Exchanging Shares" in the Prospectuses), such exchange will be considered a taxable sale of the shares being exchanged. Furthermore, if a shareholder carries out the exchange within

90 days of purchasing shares in a fund on which he or she has incurred a sales charge, the sales charge cannot be taken into account in determining the shareholder's gain or loss on the sale of those shares to the extent that the sales charge that would have been applicable to the purchase of the later-acquired shares in the other fund is reduced because of the exchange privilege. However, the amount of any sales charge that may not be taken into account in determining the shareholder's gain or loss on the sale of the first-acquired shares may be taken into account in determining gain or loss on the eventual sale or exchange of the later-acquired shares.

          When an Underlying Fund lends portfolio securities to a borrower as described above in "Additional Information Concerning Investments by the Funds and the Underlying Funds --Lending of Portfolio Securities," payments in lieu of dividends made by the borrower to the Underlying Fund will not constitute "qualified dividends" taxable at the same rate as long-term capital gains, even if the actual dividends would have constituted qualified dividends had the Underlying Fund held the securities. Such payments in lieu of dividends are taxable as ordinary income.

          Pursuant to the Code, distributions of net investment income by a Fund to a shareholder who, as to the United States, is a nonresident alien individual, nonresident alien fiduciary of a trust or estate, foreign corporation, or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax (at a rate of 30% or lower treaty rate). Withholding will not apply if a dividend paid by a Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business of such shareholder, in which case the reporting and withholding requirements applicable to U.S. citizens or domestic corporations will apply. Distributions of net long-term capital gains are not subject to tax withholding but, in the case of a foreign shareholder who is a nonresident alien individual, such distributions ordinarily will be subject to U.S. income tax at a rate of 30% if the individual is physically present in the U.S. for more than 182 days during the taxable year. Each Fund will report annually to its shareholders the amount of any withholding.

          The foregoing relates only to federal income taxation and is a general summary of the federal tax law in effect as of the date of this Statement of Additional Information.

            ADDITIONAL INFORMATION ABOUT CERTAIN SHAREHOLDER SERVICES

REDUCING CLASS A SALES CHARGES

          Sales charges on the purchase of Class A shares can be reduced through
(i) quantity discounts and accumulated purchases, or (ii) signing a 13-month letter of intent.

          QUANTITY DISCOUNTS AND ACCUMULATED PURCHASES: Each Fund will combine purchases made by an investor, the investor's spouse or domestic partner, and the investor's dependent children when it calculates the sales charge.

          For each Fund, the sales charge discount will be determined by adding
(i) the purchase price (including sales charge) of the Fund shares that are being purchased, plus (ii) the purchase price of the Class A, Class B and Class C shares of any other First American fund (other than a money market fund) that you are concurrently purchasing, plus (iii) the current net asset value of Class A, Class B and Class C shares of the Fund or any other First American fund (other than a money market fund) that you already own. In order for an investor to receive the sales charge reduction on Class A Shares, the Fund must be notified by the investor in writing or by his or her financial intermediary at the time the purchase is made that Fund shares are already owned or that purchases are being combined. If the purchase price of shares that the investor owns is higher than their current net asset value, the investor may receive credit for this higher purchase price instead, but only if the investor notifies the Fund of this request in advance in writing and provides written records of the original purchase price.

          LETTER OF INTENT: If an investor intends to purchase, in the aggregate, at least $50,000 of Class A or Class C shares in the Funds, or other First American funds (other than money market funds), over the next 13 months, the sales charge may be reduced by signing a letter of intent to that effect. This letter of intent includes a provision for a sales charge adjustment depending on the amount actually purchased within the 13-month period and a provision for the Funds' custodian to hold a percentage equal to the maximum sales charge rate of the total amount intended to be purchased in escrow (in shares) until the purchase is completed.

          The amount held in escrow will be applied to the investor's account at the end of the 13-month period after deduction of the sales load applicable to the dollar value of shares actually purchased. In this event, an appropriate number of escrowed shares may be redeemed in order to realize the difference in the sales charge.

          A letter of intent will not obligate the investor to purchase shares, but if he or she does, each purchase during the period will be at the sales charge applicable to the total amount intended to be purchased. Absent complete and current notification from the investor or from his or her financial intermediary to the Funds, the investor may not realize the benefit of a reduced sales charge.

SALES OF CLASS A SHARES AT NET ASSET VALUE

          General. The prospectuses for the Funds set forth the categories of investors eligible to purchase Class A shares without a sales charge.

          Purchases of $1 Million or More. Class A shares may be purchased without a sales charge by non-retirement accounts if the purchase, when aggregated with certain Class A, B and C share purchases as described in the Funds' Class A, B and C share prospectus, totals $1 million or more. Your investment professional or financial institution may receive a commission equal to 1.00% on purchases of $1 million to $3 million, 0.50% on purchases in excess of $3 million up to $10 million, and 0.25% on purchases in excess of $10 million. Equity Index Fund, Mid Cap Index Fund, and Small Cap Index Fund (the "Index Funds") may be used in the calculation to reach purchases of $1 million or more, but a commission is paid only on Class A shares of First American Funds other than the Index Funds. Note that your investment professional or financial institution will only receive a commission equal to the rate required by the actual investment (without taking into account aggregation). For example, if your aggregated investments, including your current investment, total $6 million, but your current investment equals $2 million, your investment professional or financial institution may receive a commission equal to 1.00% of $2 million. If such a commission is paid, you will be assessed a contingent deferred sales charge (CDSC) of 1% if you sell your shares within 18 months.

          Class A Shares may also be purchased without a sales charge by 401(k), 403(b) and 457 plans, and profit sharing and pension plans, which invest $1 million or more. Your representative must notify the Fund if your retirement/deferred compensation plan is eligible for the sales load waiver. Securities firms, financial institutions and other industry professionals that enter into sales agreements with the Funds' distributor to perform share distribution services may receive a commission on such sales of the Funds equal to 0.25% on purchases in excess of $10 million. If such a commission is paid, the plan will be assessed a contingent deferred sales charge (CDSC) of 0.25% if it sells the shares within 18 months. A commission is paid only on Class A shares of First American Funds other than the Index Funds.

CLASS A SHARES REINVESTMENT RIGHT

          If Class A Shares of a Fund have been redeemed, the shareholder has a one-time right, within 180 days, to reinvest the redemption proceeds in Class A Shares of any First American fund at the next-determined net asset value without any sales charge. The Fund must be notified by the shareholder in writing or by his or her financial institution of the reinvestment in order to eliminate a sales charge. If the shareholder redeems his or her shares of a Fund, there may be tax consequences.

REDEEMING SHARES BY TELEPHONE

          A shareholder may redeem shares of a Fund, if he or she elects the privilege on the initial shareholder application, by calling his or her financial intermediary to request the redemption. Shares will be redeemed at the net asset value next determined after the Fund receives the redemption request from the financial intermediary (less the amount of any applicable contingent deferred sales charge). Redemption requests must be received by the financial intermediary by the time specified by the intermediary in order for shares to be redeemed at that day's net asset value, and redemption requests must be transmitted to and received by the Funds as of the close of regular trading on the New York Stock Exchange (usually by 3:00 p.m. Central time) in order for shares to be redeemed at that day's net asset value unless the financial intermediary has been authorized to accept redemption requests on behalf of the Funds. Pursuant to instructions received from the financial institution, redemptions will be made by check or by wire transfer. It is the financial institution's responsibility to transmit redemption requests promptly. Certain financial intermediaries are authorized to act as the Funds' agent for the purpose of accepting redemption requests, and the Funds will be deemed to have received a redemption request upon receipt of the request by the financial intermediary.

          Shareholders who did not purchase their shares of a Fund through a financial intermediary may redeem their shares by telephoning Investor Services at 800 677-FUND. At the shareholder's request, redemption proceeds will be paid by check mailed to the shareholder's address of record or wire transferred to the shareholder's account at a domestic commercial bank that is a member of the Federal Reserve System, normally within one business day, but in no event more than seven days after the request. Wire instructions must be previously established on the account or provided in writing. The minimum amount for a wire transfer is $1,000. If at any time the Funds determine it necessary to terminate or modify this method of redemption, shareholders will be promptly notified. The Funds may limit telephone redemption requests to an aggregate of $50,000 per day across the First American Fund family.

          In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming shares by telephone. If this should occur, another method of redemption should be considered. Neither the Administrator nor any Fund will be responsible for any loss, liability, cost or expense for acting upon wire transfer instructions or telephone instructions that they reasonably believe to be genuine. The Administrator and the Funds will each employ reasonable procedures to confirm that instructions communicated are genuine. These procedures may include taping of telephone conversations. To ensure authenticity of redemption or exchange instructions received by telephone, the Administrator examines each shareholder request by verifying the account number and/or tax identification number at the time such request is made. The Administrator subsequently sends confirmation of both exchange sales and exchange purchases to the shareholder for verification. If reasonable procedures are not employed, the Administrator and the Funds may be liable for any losses due to unauthorized or fraudulent telephone transactions.

REDEEMING SHARES BY MAIL

          Any shareholder may redeem Fund shares by sending a written request to the Administrator, shareholder servicing agent, financial intermediary or USBFS. The written request should include the shareholder's name, the Fund name, the account number, and the share or dollar amount requested to be redeemed, and should be signed exactly as the shares are registered. Shareholders should call the Fund, shareholder servicing agent or financial intermediary for assistance in redeeming by mail. Unless another form of payment is requested, a check for redemption proceeds normally is mailed within three days, but in no event more than seven days, after receipt of a proper written redemption request.

          Shareholders requesting a redemption of $50,000 or more, a redemption of any amount to be sent to an address other than that on record with the Fund, or a redemption payable other than to the shareholder of record, must have signatures on written redemption requests guaranteed by:

          - a trust company or commercial bank the deposits of which are insured by the Bank Insurance Fund, which is administered by the Federal Deposit Insurance Corporation ("FDIC");

          - a member firm of the New York, American, Boston, Midwest, or Pacific Stock Exchanges or of the National Association of Securities Dealers;

          - a savings bank or savings and loan association the deposits of which are insured by the Savings Association;

          - any other "eligible guarantor institution," as defined in the Securities Exchange Act of 1934.

          The Funds do not accept signatures guaranteed by a notary public.

          The Funds, the Administrator and USBFS have adopted standards for accepting signature from the above institutions. The Funds may elect in the future to limit eligible signature guarantees to institutions that are members of a signature guarantee program. The Funds, the Administrator and USBFS reserve the right to amend these standards at any time without notice.

RECEIPT OF ORDERS BY FINANCIAL INTERMEDIARIES

          The Funds have authorized one or more financial intermediaries (individually, an "Intermediary," collectively "Intermediaries") to receive purchase and redemption orders on the Funds' behalf. Intermediaries are authorized to designate other intermediaries to receive purchase and redemption orders on the Funds' behalf. A Fund will be deemed to have received a purchase or redemption order when an authorized Intermediary or, if applicable, an Intermediary's authorized designee, receives the order. An order will be priced at the applicable Fund's net asset value next computed after the order is received by an authorized Intermediary or the Intermediary's authorized designee and accepted by the Fund.

REDEMPTIONS BEFORE PURCHASE INSTRUMENTS CLEAR

          When shares are purchased by check or with funds transmitted through the Automated Clearing House, the proceeds of redemptions of those shares are not available until the Administrator or USBFS is reasonably certain that the purchase payment has cleared, which could take up to fifteen calendar days from the purchase date.

RESEARCH REQUESTS

          The Funds reserve the right, upon notice, to charge you a fee to cover the costs of special requests for information that require extensive research or employee resources. Such requests could include a request for historical account transcripts or the retrieval of a significant number of documents.

                              FINANCIAL STATEMENTS

          The financial statements of FASF included in its Annual Report to shareholders for the fiscal period ended August 31, 2008 are incorporated herein by reference.

                                   APPENDIX A

                                     RATINGS

          A rating of a rating service represents that service's opinion as to the credit quality of the rated security. However, such ratings are general and cannot be considered absolute standards of quality or guarantees as to the creditworthiness of an issuer. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor. Market values of debt securities may change as a result of a variety of factors unrelated to credit quality, including changes in market interest rates.

          When a security has been rated by more than one service, the ratings may not coincide, and each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources which they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons. In general, the Funds are not required to dispose of a security if its rating declines after it is purchased, although they may consider doing so.

RATINGS OF LONG-TERM CORPORATE DEBT OBLIGATIONS AND MUNICIPAL BONDS

          STANDARD & POOR'S

          AAA: An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

          AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

          A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

          BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

          Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

          BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

          B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

          CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

          CC: An obligation rated CC is currently highly vulnerable to nonpayment.

          C: A subordinated debt or preferred stock obligation rated C is currently highly vulnerable to nonpayment. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A C also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

          D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

          The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

          MOODY'S

          AAA: Bonds and preferred stock that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

          AA: Bonds and preferred stock that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat greater than in Aaa securities.

          A: Bonds and preferred stock that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

          BAA: Bonds and preferred stock that are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such securities lack outstanding investment characteristics, and in fact have speculative characteristics as well.

          BA: Bonds and preferred stock that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes issues in this class.

          B: Bonds and preferred stock that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

          CAA: Bonds and preferred stock that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

          CA: Bonds and preferred stock that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

          C: Bonds and preferred stock that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

          Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

          FITCH

          AAA: Securities considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

          AA: Securities considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

          A: Securities considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk and indicate strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

          BBB: Securities considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investments grade category.

          BB: Securities considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

          B: Securities are considered highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

          CCC, CC AND C: Securities have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. CC ratings indicate that default of some kind appears probable, and C ratings signal imminent default.

          DDD, DD AND D: Securities are in default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. DDD obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. DD indicates potential recoveries in the range of 50%-90%, and D the lowest recovery potential, i.e., below 50%.

          Entities rated in this category have defaulted on some or all of their obligations. Entities rated DDD have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated DD and D are generally undergoing a formal reorganization or liquidation process; those rated DD are likely to satisfy a higher portion of their outstanding obligations, while entities rated D have a poor prospect for repaying all obligations.

          The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show the relative standing within the major rating categories.

RATINGS OF MUNICIPAL NOTES

          STANDARD & POOR'S

          SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

          SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

          SP-3: Speculative capacity to pay principal and interest.

None of the Funds will purchase SP-3 municipal notes.

          MOODY'S. Generally, Moody's ratings for state and municipal short-term obligations are designated Moody's Investment Grade ("MIG"); however, where an issue has a demand feature which makes the issue a variable rate demand obligation, the applicable Moody's rating is "VMIG."

          MIG 1/VMIG 1: This designation denotes the superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

          MIG 2/VMIG 2: This designation denotes strong credit quality. Margins of protection are ample although not as large as in the preceding group.

          MIG 3/VMIG 3: This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

None of the Funds will purchase MIG 2/VMIG 3 municipal notes.

          Section 1.1 Ratings of Commercial Paper

          STANDARD & POOR'S

          Commercial paper ratings are graded into four categories, ranging from A for the highest quality obligations to D for the lowest. None of the Funds will purchase commercial paper rated A-3 or lower.

          A-1: A short-term obligation rated A-1 is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

          A-2: A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

          A-3: A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

          MOODY'S

          Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers. None of the Funds will purchase Prime-3 commercial paper.

          PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

          -    Leading market positions in well-established industries.

          -    High rates of return on funds employed.

          - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

          - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

          - Well-established access to a range of financial markets and assured sources of alternate liquidity.

          PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

          PRIME-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

          FITCH

          Fitch employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers. None of the Funds will purchase F3 commercial paper.

          F1: Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

          F2: Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

          F3: Securities possess fair credit quality. This designation indicates that the capacity for timely payments of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

                                   APPENDIX B

                               FAF ADVISORS, INC.

                      PROXY VOTING POLICIES AND PROCEDURES

GENERAL PRINCIPLES

FAF Advisors, Inc. ("FAF Advisors") is the investment adviser for the First American family of mutual funds (the "Funds") and for institutional and other separately managed accounts (collectively, with the Funds, "Client Accounts"). As such, Client Accounts may confer upon FAF Advisors complete discretion to vote proxies. It is FAF Advisors' duty to vote proxies in the best interests of its clients. In voting proxies, FAF Advisors also seeks to maximize total investment return for its clients.

In the event that FAF Advisors contracts with another investment adviser to act as a sub-adviser for a Client Account, FAF Advisors may delegate proxy voting responsibility to the sub-adviser. Where FAF has delegated proxy voting responsibility, the sub-adviser will be responsible for developing and adhering to its own proxy voting policies. FAF Advisors will approve a sub-adviser's proxy voting policies, and will review these policies at least annually.

FAF Advisors' Investment Policy Committee ("IPC"), comprised of the firm's most senior investment professionals, is charged with oversight of the proxy voting policies and procedures. The IPC is responsible for (1) approving the proxy voting policies and procedures, and (2) oversight of the activities of FAF Advisors' Proxy Voting Administration Committee ("PVAC"). The PVAC is responsible for providing an administrative framework to facilitate and monitor FAF Advisors' exercise of its fiduciary duty to vote client proxies and fulfill the obligations of reporting and recordkeeping under the federal securities laws.

POLICIES

The IPC, after reviewing and concluding that such policies are reasonably designed to vote proxies in the best interests of clients, has approved and adopted the proxy voting policies of Institutional Shareholder Services, Inc. ("ISS"), a leading national provider of proxy voting administrative and research services. As a result, such policies set forth FAF Advisors' positions on recurring proxy issues and criteria for addressing non-recurring issues. These policies are reviewed periodically by ISS, and therefore are subject to change. Even though it has adopted ISS' policies, FAF Advisors maintains the fiduciary responsibility for all proxy voting decisions.

PROCEDURES

A. Supervision of Proxy Voting Service

The PVAC shall supervise the relationship with FAF Advisors' proxy voting service, ISS. ISS apprises FAF Advisors of shareholder meeting dates, provides research on proxy proposals and voting recommendations, and casts the actual proxy votes. ISS also serves as FAF Advisors' proxy voting record keeper and generates reports on how proxies were voted.

B. Conflicts of Interest

As an affiliate of U.S. Bancorp, a large multi-service financial institution, FAF Advisors recognizes that there are circumstances wherein it may have a perceived or real conflict of interest in voting the proxies of issuers or proxy proponents (e.g., a special interest group) who are clients or potential clients of some part of the U.S. Bancorp enterprise. Directors and officers of such companies may have personal or familial relationships with the U.S. Bancorp enterprise and/or its employees that could give rise to potential conflicts of interest.

FAF Advisors will vote proxies in the best interest of its clients regardless of such real or perceived conflicts of interest. By adopting ISS' policies, FAF Advisors believes the risk related to conflicts will be minimized. To further minimize this risk, the IPC will review ISS' conflict avoidance policy at least annually to ensure that it adequately addresses both the actual and perceived conflicts of interest the proxy voting service may face.

In the event that ISS faces a material conflict of interest with respect to a specific vote, the PVAC shall direct ISS how to vote. The PVAC shall receive voting direction from the Head of Equity Research, who will seek voting direction from appropriate investment personnel. Before doing so, however, the PVAC will confirm that FAF Advisors faces no material conflicts of its own with respect to the specific proxy vote.

If the PVAC concludes that a material conflict does exist, it will recommend to the IPC a course of action designed to address the conflict. Such actions could include, but are not limited to:

          1. Obtaining instructions from the affected client(s) on how to vote the proxy;

          2. Disclosing the conflict to the affected client(s) and seeking their consent to permit FAF Advisors to vote the proxy;

          3.   Voting in proportion to the other shareholders;

          4. Recusing an IPC member from all discussion or consideration of the matter, if the material conflict is due to such person's actual or potential conflict of interest; or

          5. Following the recommendation of a different independent third party.

In addition to all of the above, members of the IPC and the PVAC must notify FAF Advisors' Chief Compliance Officer of any direct, indirect or perceived improper influence exerted by any employee, officer or director within the U.S. Bancorp enterprise or First American Fund complex with regard to how FAF Advisors should vote proxies. The Chief Compliance Officer will investigate the allegations and will report the findings to FAF Advisors' Chief Executive Officer and the General Counsel. If it is determined that improper influence was attempted, appropriate action shall be taken. Such appropriate action may include disciplinary action, notification of the appropriate senior managers within the U.S. Bancorp enterprise, or notification of the appropriate regulatory authorities. In all cases, the IPC shall not consider any improper influence in determining how to vote proxies, and will vote in the best interests of clients.

C. Proxy Vote Override

From time to time, a Portfolio Manager may initiate action to override the ISS recommendation for a particular vote. Any such override shall be reviewed by FAF Advisors' Legal Department for material conflicts. If the Legal Department determines that no material conflicts exist, the approval of one investment professional on the IPC or the Head of Equity Research shall authorize the override. If a material conflict exists then the override will not be effectuated.

D. Securities Lending

In order to generate incremental revenue, some clients may participate in U.S. Bank's securities lending program. If a client has elected to participate in the lending program then it will not have the right to vote the proxies of any securities that are on loan as of the shareholder meeting record date. A client, or a Portfolio Manager, may place restrictions on loaning securities and/or recall a security on loan at any time. Such actions must be affected prior to the record date for a meeting if the purpose for the restriction or recall is to secure the vote.

Portfolio Managers and/or Analysts who become aware of upcoming proxy issues relating to any securities in portfolios they manage, or issuers they follow, will consider the desirability of recalling the affected securities that are on loan or restricting the affected securities prior to the record date for the matter. If the proxy issue is determined to be material, and the determination is made prior to the shareholder meeting record date the Portfolio Manager(s) will contact the Securities Lending Department to recall securities on loan or restrict the loaning of any security held in any portfolio they manage, if they determine that it is in the best interest of shareholders to do so. Training regarding the process to recall securities on loan or restrict the loaning of securities is given to all Portfolio Managers and Analysts.

E. Proxy Voting for ERISA Clients

In the event that a proxy voting issue arises for an ERISA client, FAF Advisors is prohibited from voting shares with respect to any issue advanced by a party in interest, such as U.S. Bancorp or any of the First American Funds.

F. Proxy Voting Records

As required by Rule 204-2 of the Investment Company Act of 1940, FAF Advisors shall make and retain five types of records relating to proxy voting; (1) proxy voting policies and procedures; (2) proxy statements received for client and fund securities; (3) records of votes cast on behalf of clients and funds; (4) records of written requests for proxy voting information and written responses from the advisor to either a written or oral request; and (5) any documents prepared by the advisor that were material to making a proxy voting decision or that memorialized the basis for the decision. FAF Advisors may rely on ISS to make and retain on our behalf records pertaining to the rule.

Each sub-advisor shall be responsible for making and retaining all proxy voting records required by the rule and shall provide them to FAF Advisors upon request.

G. Fund of Funds Provision

In instances where FAF Advisors provides investment advice to a fund of funds that acquires shares of affiliated funds or three percent or more of the outstanding voting securities of an unaffiliated fund, the acquiring fund shall seek instructions from its shareholders as to how to vote shares of those acquired funds, or to vote the shares in the same proportion as the vote of all other shareholders of the acquired fund. If compliance with this policy results in a vote of any shares in a manner different than the ISS recommendation, such vote will not require compliance with the Proxy Vote Override procedures set forth above.

H. Review and Reports

The PVAC shall maintain a review schedule. The schedule shall include reviews for the proxy voting policy, the proxy voting record, account maintenance, and other reviews as deemed appropriate by the PVAC. The PVAC shall review the schedule at least annually.

The PVAC will report to the IPC with respect to all identified conflicts and how they were addressed. These reports will include all Client Accounts, including those that are sub-advised. With respect to the review of votes cast on behalf of investments by the Funds, such review will also be reported to the Board of Directors of the Funds at each of their regularly scheduled meetings.

I. Vote Disclosure to Shareholders

FAF Advisors shall disclose its proxy voting record on the Funds' website at www.firstamericanfunds.com and/or on the SEC's website at www.sec.gov. Additionally, shareholders can receive, on request, the voting records for the Funds by calling a toll free number (1-800-677-3863).

FAF Advisors' institutional and separately managed account clients can contact their relationship manager for more information on FAF Advisors' policies and the proxy voting record for their account. The information available includes name of issuer, ticker/CUSIP, shareholder meeting date, description of item and FAF Advisors' vote.

J. Form N-PX

FAF Advisors will cause Form N-PX to be filed with the Securities and Exchange Commission, and ensure that any other proxy vote related filings as required by regulation or contract are timely made.

ISS PROXY VOTING GUIDELINES SUMMARY

The following is a concise summary of ISS's proxy voting policy guidelines.

1. Auditors

AUDITOR RATIFICATION

Vote FOR proposals to ratify auditors, unless any of the following apply:

     - An auditor has a financial interest in or association with the company, and is therefore not independent;

     - There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position;

     - Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or

     -    Fees for non-audit services ("other" fees) are excessive.

Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account:

     -    The tenure of the audit firm;

     -    The length of rotation specified in the proposal;

     -    Any significant audit-related issues at the company;

     -    The number of audit committee meetings held each year;

     -    The number of financial experts serving on the committee; and

     - Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

2. Board of Directors

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Vote AGAINST or WITHHOLD from individual directors who:

     - Attend less than 75 percent of the board and committee meetings without a valid excuse;

     -    Sit on more than six public company boards;

     - Are CEOs of public companies who sit on the boards of more than two public companies besides their own--withhold only at their outside boards.

Vote AGAINST or WITHHOLD from all nominees of the board of directors, (except from new nominees, who should be considered on a CASE-BY-CASE basis) if:

     - The company's proxy indicates that not all directors attended 75 percent of the aggregate of their board and committee meetings, but fails to provide the required disclosure of the names of the directors involved. If this information cannot be obtained, vote against/withhold from all incumbent directors;

     - The company's poison pill has a dead-hand or modified dead-hand feature. Vote against/withhold every year until this feature is removed;

     - The board adopts or renews a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of an newly public company, does not commit to put the pill to a shareholder vote within 12 months following the
          IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold/against recommendation for this issue;

     - The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);

     - The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);

     - The board failed to act on takeover offers where the majority of the shareholders tendered their shares;

     - At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the underlying issue(s) that caused the high withhold/against vote;

     - The company is a Russell 3000 company that underperformed its industry group (GICS group) under ISS' "Performance Test for Directors" policy;

     - The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election--any or all appropriate nominees (except new) may be held accountable.

Vote AGAINST or WITHHOLD from inside directors and affiliated outside directors when:

     - The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

     - The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

     - The company lacks a formal nominating committee, even if board attests that the independent directors fulfill the functions of such a committee;

     -    The full board is less than majority independent.

Vote AGAINST or WITHHOLD from the members of the audit committee if:

     - The non-audit fees paid to the auditor are excessive (see discussion under "Auditor Ratification");

     - Poor accounting practices are identified which rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or

     - There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote AGAINST or WITHHOLD from the members of the compensation committee if:

     - There is a negative correlation between the chief executive's pay and company performance;

     - The company reprices underwater options for stock, cash or other consideration without prior shareholder approval, even if allowed in their equity plan;

     - The company fails to submit one-time transfers of stock options to a shareholder vote;

     - The company fails to fulfill the terms of a burn-rate commitment made to shareholders;

     -    The company has backdated options (see "Options Backdating" policy);

     - The company has poor compensation practices (see "Poor Pay Practices" policy). Poor pay practices may warrant withholding votes from the CEO and potentially the entire board as well.

Vote AGAINST or WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.

CLASSIFICATION/DECLASSIFICATION OF THE BOARD

Vote AGAINST proposals to classify the board. Vote FOR proposals to repeal classified boards and to elect all directors annually.

CUMULATIVE VOTING

Generally vote AGAINST proposals to eliminate cumulative voting. Generally vote FOR proposals to restore or provide for cumulative voting unless:

     - The company has proxy access or a similar structure to allow shareholders to nominate directors to the company's ballot; and

     - The company has adopted a majority vote standard, with a carve-out for plurality voting in situations where there are more nominees than seats, and a director resignation policy to address failed elections.

Vote FOR proposals for cumulative voting at controlled companies (insider voting power > 50 percent).

INDEPENDENT CHAIR (SEPARATE CHAIR/CEO)

Generally vote FOR shareholder proposals requiring that the chairman's position be filled by an independent director, unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all the following:

     - Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.) The duties should include, but are not limited to, the following:

               - presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors;

               - serves as liaison between the chairman and the independent directors;

               -    approves information sent to the board;

               -    approves meeting agendas for the board;

               - approves meeting schedules to assure that there is sufficient time for discussion of all agenda items;

               - has the authority to call meetings of the independent directors;

               - if requested by major shareholders, ensures that he is available for consultation and direct communication;

     - The company publicly discloses a comparison of the duties of its independent lead director and its chairman;

     - The company publicly discloses a sufficient explanation of why it chooses not to give the position of chairman to the independent lead director, and instead combine the chairman and CEO positions;

     -    Two-thirds independent board;

     -    All independent key committees;

     -    Established governance guidelines;

     - The company should not have underperformed both its peers and index on the basis of both one-year and three-year total shareholder returns*, unless there has been a change in the chairman/CEO position within that time; and

     -    The company does not have any problematic governance issues.

Vote FOR the proposal if the company does not provide disclosure with respect to any or all of the bullet points above. If disclosure is provided, evaluate on a CASE-BY-CASE basis.

* The industry peer group used for this evaluation is the average of the 12 companies in the same six-digit GICS group that are closest in revenue to the company. To fail, the company must underperform its index and industry group on all four measures (one- and three-year on industry peers and index).

MAJORITY VOTE SHAREHOLDER PROPOSALS

Generally vote FOR precatory and binding resolutions requesting that the board change the company's bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats. Companies are strongly encouraged to also adopt a post-election policy (also known as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

OPEN ACCESS

Vote shareholder proposals asking for open or proxy access on a CASE-BY-CASE basis, taking into account:

     -    The ownership threshold proposed in the resolution;

     - The proponent's rationale for the proposal at the targeted company in terms of board and director conduct.

3. Proxy Contests

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

     - Long-term financial performance of the target company relative to its industry;

     -    Management's track record;

     -    Background to the proxy contest;

     -    Qualifications of director nominees (both slates);

     - Strategic plan of dissident slate and quality of critique against management;

     - Likelihood that the proposed goals and objectives can be achieved (both slates);

     -    Stock ownership positions.

REIMBURSING PROXY SOLICITATION EXPENSES

Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

Generally vote FOR shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:

     - The election of fewer than 50 percent of the directors to be elected is contested in the election;

     -    One or more of the dissident's candidates is elected;

     -    Shareholders are not permitted to cumulate their votes for directors;
          and

     - The election occurred, and the expenses were incurred, after the adoption of this bylaw.

4. Takeover Defenses

POISON PILLS

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

     -    Shareholders have approved the adoption of the plan; or

     - The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay that would result from seeking stockholder approval (i.e., the "fiduciary out" provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within 12 months would be considered sufficient.

Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

     -    No lower than a 20 percent trigger, flip-in or flip-over;

     -    A term of no more than three years;

     - No dead-hand, slow-hand, no-hand, or similar feature that limits the ability of a future board to redeem the pill;

     - Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting, or seek a written consent to vote on rescinding the pill.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings. Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS

Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

5. Mergers and Corporate Restructurings

For mergers and acquisitions, review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

     - Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

     - Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

     - Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

     - Negotiations and process - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

     - Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The aggregate CIC figure may be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

     - Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

6. State of Incorporation

REINCORPORATION PROPOSALS

Vote CASE-BY-CASE on proposals to change a company's state of incorporation, taking into consideration both financial and corporate governance concerns, including:

     -    The reasons for reincorporating;

     -    A comparison of the governance provisions;

     -    Comparative economic benefits; and

     -    A comparison of the jurisdictional laws.

7. Capital Structure

COMMON STOCK AUTHORIZATION

Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance using a model developed by ISS. Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

In addition, for capital requests less than or equal to 300 percent of the current authorized shares that marginally fail the calculated allowable cap (i.e., exceed the allowable cap by no more than 5 percent), on a CASE-BY-CASE basis, vote FOR the increase based on the company's performance and whether the company's ongoing use of shares has shown prudence. Factors should include, at a minimum, the following:

     -    Rationale;

     - Good performance with respect to peers and index on a five-year total shareholder return basis;

     -    Absence of non-shareholder approved poison pill;

     -    Reasonable equity compensation burn rate;

     -    No non-shareholder approved pay plans; and

     -    Absence of egregious equity compensation practices.

DUAL-CLASS STOCK

Vote AGAINST proposals to create a new class of common stock with superior voting rights. Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to create a new class of nonvoting or sub-voting common stock if:

     - It is intended for financing purposes with minimal or no dilution to current shareholders;

     - It is not designed to preserve the voting power of an insider or significant shareholder.

ISSUE STOCK FOR USE WITH RIGHTS PLAN

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).

PREFERRED STOCK

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock), and AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose. Vote FOR proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense), and FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

8. Executive and Director Compensation

EQUITY COMPENSATION PLANS

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:

     -    The total cost of the company's equity plans is unreasonable;

     - The plan expressly permits the repricing of stock options without prior shareholder approval;

     -    There is a disconnect between CEO pay and the company's performance;

     - The company's three year burn rate exceeds the greater of 2% and the mean plus one standard deviation of its industry group; or

     -    The plan is a vehicle for poor pay practices.

POOR PAY PRACTICES

Vote AGAINST or WITHHOLD from compensation committee members, the CEO, and potentially the entire board, if the company has poor compensation practices. Vote AGAINST equity plans if the plan is a vehicle for poor compensation practices.

The following practices, while not exhaustive, are examples of poor compensation practices:

     - Egregious employment contracts (e.g., multi-year guarantees for salary increases, bonuses, and equity compensation);

     - Excessive perks (overly generous cost and/or reimbursement of taxes for personal use of corporate aircraft, personal security systems maintenance and/or installation, car allowances, and/or other excessive arrangements relative to base salary);

     - Abnormally large bonus payouts without justifiable performance linkage or proper disclosure (e.g., performance metrics that are changed, canceled, or replaced during the performance period without adequate explanation of the action and the link to performance);

     - Egregious pension/SERP (supplemental executive retirement plan) payouts (inclusion of additional years of service not worked that result in significant payouts, or inclusion of performance-based equity awards in the pension calculation;

     - New CEO with overly generous new hire package (e.g., excessive "make whole" provisions);

     - Excessive severance and/or change-in-control provisions: Inclusion of excessive change-in-control or severance payments, especially those with a multiple in excess of 3X cash pay;

               - Severance paid for a "performance termination," (i.e., due to the executive's failure to perform job functions at the appropriate level);

               - Change-in-control payouts without loss of job or substantial diminution of job duties (single-triggered);

               - Perquisites for former executives such as car allowances, personal use of corporate aircraft, or other inappropriate arrangements;

     - Poor disclosure practices, (unclear explanation of how the CEO is involved in the pay setting process, retrospective performance targets and methodology not discussed, or methodology for benchmarking practices and/or peer group not disclosed and explained);

     - Internal pay disparity (e.g., excessive differential between CEO total pay and that of next highest-paid named executive officer);

     - Other excessive compensation payouts or poor pay practices at the company.

DIRECTOR COMPENSATION

Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company's allowable cap.

On occasion, director stock plans that set aside a relatively small number of shares when combined with employee or executive stock compensation plans will exceed the allowable cap. Vote for the plan if ALL of the following qualitative factors in the board's compensation are met and disclosed in the proxy statement:

     - Director stock ownership guidelines with a minimum of three times the annual cash retainer.

     -    Vesting schedule or mandatory holding/deferral period:

               - A minimum vesting of three years for stock options or restricted stock; or

               - Deferred stock payable at the end of a three-year deferral period.

     -    Mix between cash and equity:

               - A balanced mix of cash and equity, for example 40 percent cash/60 percent equity or 50 percent cash/50 percent equity; or

               - If the mix is heavier on the equity component, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.

     - No retirement/benefits and perquisites provided to non-employee directors; and

     - Detailed disclosure provided on cash and equity compensation delivered to each non-employee director for the most recent fiscal year in a table. The column headers for the table may include the following: name of each non-employee director, annual retainer, board meeting fees, committee retainer, committee-meeting fees, and equity grants.

EMPLOYEE STOCK PURCHASE PLANS--QUALIFIED PLANS

Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR employee stock purchase plans where all of the following apply:

     -    Purchase price is at least 85 percent of fair market value;

     -    Offering period is 27 months or less; and

     - The number of shares allocated to the plan is 10 percent or less of the outstanding shares.

Vote AGAINST qualified employee stock purchase plans where any of the following apply:

     -    Purchase price is less than 85 percent of fair market value; or

     -    Offering period is greater than 27 months; or

     - The number of shares allocated to the plan is more than 10 percent of the outstanding shares.

EMPLOYEE STOCK PURCHASE PLANS--NON-QUALIFIED PLANS

Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR nonqualified employee stock purchase plans with all the following features:

     - Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);

     - Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;

     - Company matching contribution up to 25 percent of employee's contribution, which is effectively a discount of 20 percent from market value;

     - No discount on the stock price on the date of purchase since there is a company matching contribution.

Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25 percent of employee's contribution, evaluate the cost of the plan against its allowable cap.

OPTIONS BACKDATING

In cases where a company has practiced options backdating, vote AGAINST or WITHHOLD on a CASE-BY-CASE basis from the members of the compensation committee, depending on the severity of the practices and the subsequent corrective actions on the part of the board. Vote AGAINST or WITHHOLD from the compensation committee members who oversaw the questionable options practices or from current compensation committee members who fail to respond to the issue proactively, depending on several factors, including, but not limited to:

     - Reason and motive for the options backdating issue (inadvertent vs. deliberate grant date changes);

     -    Length of time of options backdating;

     -    Size of restatement due to options backdating;

     - Corrective actions taken by the board or compensation committee, such as canceling or repricing backdated options, or recoupment of option gains on backdated grants;

     - Adoption of a grant policy that prohibits backdating, and creation of a fixed grant schedule or window period for equity grants going forward.

OPTION EXCHANGE PROGRAMS/REPRICING OPTIONS

Vote CASE-by-CASE on management proposals seeking approval to exchange/reprice options, considering:

     - Historic trading patterns--the stock price should not be so volatile that the options are likely to be back "in-the-money" over the near term;

     - Rationale for the re-pricing--was the stock price decline beyond management's control?

     -    Is this a value-for-value exchange?

     -    Are surrendered stock options added back to the plan reserve?

     - Option vesting--does the new option vest immediately or is there a black-out period?

     - Term of the option--the term should remain the same as that of the replaced option;

     -    Exercise price--should be set at fair market or a premium to market;

     -    Participants--executive officers and directors should be excluded.

If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company's three-year average burn rate. In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company's stock price demonstrates poor timing. Repricing after a recent decline in stock price triggers additional scrutiny and a potential AGAINST vote on the proposal. At a minimum, the decline should not have happened within the past year. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

STOCK PLANS IN LIEU OF CASH

Vote CASE-by-CASE on plans that provide participants with the option of taking all or a portion of their cash compensation in the form of stock, and on plans that do not provide a dollar-for-dollar cash for stock exchange. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered using the binomial option pricing model. In an effort to capture the total cost of total compensation, ISS will not make any adjustments to carve out the in-lieu-of cash compensation. Vote FOR non-employee director-only equity plans that provide a dollar-for-dollar cash-for-stock exchange.

TRANSFER PROGRAMS OF STOCK OPTIONS

Vote AGAINST or WITHHOLD from compensation committee members if they fail to submit one-time transfers to shareholders for approval.

Vote CASE-BY-CASE on one-time transfers. Vote FOR if:

     - Executive officers and non-employee directors are excluded from participating;

     - Stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models such as Black-Scholes or a Binomial Option Valuation or other appropriate financial models;

     - There is a two-year minimum holding period for sale proceeds (cash or stock) for all participants.

Additionally, management should provide a clear explanation of why options are being transferred and whether the events leading up to the decline in stock price were beyond management's control. A review of the company's historic stock price volatility should indicate if the options are likely to be back "in-the-money" over the near term.

Vote AGAINST equity plan proposals if the details of ongoing Transfer of Stock Options programs are not provided to shareholders. Since TSOs will be one of the award types under a stock plan, the ongoing TSO program, structure and mechanics must be disclosed to shareholders. The specific criteria to be considered in evaluating these proposals include, but not limited, to the following:

     -    Eligibility;

     -    Vesting;

     -    Bid-price;

     -    Term of options;

     - Transfer value to third-party financial institution, employees and the company.

Amendments to existing plans that allow for introduction of transferability of stock options should make clear that only options granted post-amendment shall be transferable.

SHAREHOLDER PROPOSALS ON COMPENSATION

ADVISORY VOTE ON EXECUTIVE COMPENSATION (SAY-ON-PAY)

Generally, vote FOR shareholder proposals that call for non-binding shareholder ratification of the compensation of the named executive officers and the accompanying narrative disclosure of material factors provided to understand the Summary Compensation Table.

COMPENSATION CONSULTANTS--DISCLOSURE OF BOARD OR COMPANY'S UTILIZATION

Generally vote FOR shareholder proposals seeking disclosure regarding the company, board, or compensation committee's use of compensation consultants, such as company name, business relationship(s) and fees paid.

DISCLOSURE/SETTING LEVELS OR TYPES OF COMPENSATION FOR EXECUTIVES AND DIRECTORS

Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company. Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation. Vote AGAINST shareholder proposals requiring director fees be paid in stock only. Vote CASE-BY-CASE on all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long-term corporate outlook.

PAY FOR SUPERIOR PERFORMANCE

Generally vote FOR shareholder proposals based on a case-by-case analysis that requests the board establish a pay-for-superior performance standard in the company's compensation plan for senior executives. The proposal should have the following principles:

     - Sets compensation targets for the plan's annual and long-term incentive pay components at or below the peer group median;

     - Delivers a majority of the plan's target long-term compensation through performance-vested, not simply time-vested, equity awards;

     - Provides the strategic rationale and relative weightings of the financial and non-financial performance metrics or criteria used in the annual and performance-vested long-term incentive components of the plan;

     - Establishes performance targets for each plan financial metric relative to the performance of the company's peer companies;

     - Limits payment under the annual and performance-vested long-term incentive components of the plan to when the company's performance on its selected financial performance metrics exceeds peer group median performance.

Consider the following factors in evaluating this proposal:

     - What aspects of the company's annual and long-term equity incentive programs are performance-driven?

     - If the annual and long-term equity incentive programs are performance driven, are the performance criteria and hurdle rates disclosed to shareholders or are they benchmarked against a disclosed peer group?

     - Can shareholders assess the correlation between pay and performance based on the current disclosure?

     - What type of industry and stage of business cycle does the company belong to?

PERFORMANCE-BASED AWARDS

Vote CASE-BY-CASE on shareholder proposal requesting that a significant amount of future long-term incentive compensation awarded to senior executives shall be performance-based and requesting that the board adopt and disclose challenging performance metrics to shareholders, based on the following analytical steps:

     - First, vote FOR shareholder proposals advocating the use of performance-based equity awards, such as performance contingent options or restricted stock, indexed options or premium-priced options, unless the proposal is overly restrictive or if the company has demonstrated that it is using a "substantial" portion of performance-based awards for its top executives. Standard stock options and performance-accelerated awards do not meet the criteria to be considered as performance-based awards. Further, premium-priced options should have a premium of at least 25 percent and higher to be considered performance-based awards.

     - Second, assess the rigor of the company's performance-based equity program. If the bar set for the performance-based program is too low based on the company's historical or peer group comparison, generally vote FOR the proposal. Furthermore, if target performance results in an above target payout, vote FOR the shareholder proposal due to program's poor design. If the company does not disclose the performance metric of the performance-based equity program, vote FOR the shareholder proposal regardless of the outcome of the first step to the test.

In general, vote FOR the shareholder proposal if the company does not meet both of these two requirements.

PRE-ARRANGED TRADING PLANS (10B5-1 PLANS)

Generally vote FOR shareholder proposals calling for certain principles regarding the use of prearranged trading plans (10b5-1 plans) for executives. These principles include:

     - Adoption, amendment, or termination of a 10b5-1 plan must be disclosed within two business days in a Form 8-K;

     - Amendment or early termination of a 10b5-1 plan is allowed only under extraordinary circumstances, as determined by the board;

     - Ninety days must elapse between adoption or amendment of a 10b5-1 plan and initial trading under the plan;

     - Reports on Form 4 must identify transactions made pursuant to a 10b5-1 plan;

     -    An executive may not trade in company stock outside the 10b5-1 Plan.

     - Trades under a 10b5-1 plan must be handled by a broker who does not handle other securities transactions for the executive.

RECOUP BONUSES

Vote on a CASE-BY-CASE on proposals to recoup unearned incentive bonuses or other incentive payments made to senior executives if it is later determined that fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation, taking into consideration:

     -    If the company has adopted a formal recoupment bonus policy; or

     - If the company has chronic restatement history or material financial problems.

SEVERANCE AGREEMENTS FOR EXECUTIVES/GOLDEN PARACHUTES

Vote FOR shareholder proposals requiring that golden parachutes or executive severance agreements be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts. Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include, but is not limited to, the following:

     -    The triggering mechanism should be beyond the control of management;

     - The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the change of control);

     - Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.

SUPPLEMENTAL EXECUTIVE RETIREMENT PLANS (SERPS)

Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company's executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans. Generally vote FOR shareholder proposals requesting to limit the executive benefits provided under the company's supplemental executive retirement plan (SERP) by limiting covered compensation to a senior executive's annual salary and excluding of all incentive or bonus pay from the plan's definition of covered compensation used to establish such benefits.

9. Corporate Social Responsibility (CSR) Issues

CONSUMER LENDING

Vote CASE-BY CASE on requests for reports on the company's lending guidelines and procedures, including the establishment of a board committee for oversight, taking into account:

     - Whether the company has adequately disclosed mechanisms to prevent abusive lending practices;

     - Whether the company has adequately disclosed the financial risks of the lending products in question;

     - Whether the company has been subject to violations of lending laws or serious lending controversies;

     -    Peer companies' policies to prevent abusive lending practices.

PHARMACEUTICAL PRICING

Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing.

Vote CASE-BY-CASE on proposals requesting that the company evaluate their product pricing considering:

     -    The existing level of disclosure on pricing policies;

     -    Deviation from established industry pricing norms;

     - The company's existing initiatives to provide its products to needy consumers;

     - Whether the proposal focuses on specific products or geographic regions.

PRODUCT SAFETY AND TOXIC MATERIALS

Generally vote FOR proposals requesting the company to report on its policies, initiatives/procedures, and oversight mechanisms related to toxic materials and/or product safety in its supply chain, unless:

     - The company already discloses similar information through existing reports or policies such as a supplier code of conduct and/or a sustainability report;

     - The company has formally committed to the implementation of a toxic materials and/or product safety and supply chain reporting and monitoring program based on industry norms or similar standards within a specified time frame; and

     - The company has not been recently involved in relevant significant controversies or violations.

Vote CASE-BY-CASE on resolutions requesting that companies develop a feasibility assessment to phase-out of certain toxic chemicals and/or evaluate and disclose the financial and legal risks associated with utilizing certain chemicals, considering:

     -    Current regulations in the markets in which the company operates;

     - Recent significant controversy, litigation, or fines stemming from toxic chemicals or ingredients at the company; and

     -    The current level of disclosure on this topic.

CLIMATE CHANGE

In general, vote FOR resolutions requesting that a company disclose information on the impact of climate change on the company's operations unless:

     - The company already provides current, publicly available information on the perceived impact that climate change may have on the company as well as associated policies and procedures to address such risks and/or opportunities;

     - The company's level of disclosure is comparable to or better than information provided by industry peers; and

     - There are no significant fines, penalties, or litigation associated with the company's environmental performance.

GREENHOUSE GAS EMISSIONS

Generally vote FOR proposals requesting a report on greenhouse gas emissions from company operations and/or products unless this information is already publicly disclosed or such factors are not integral to the company's line of business. Generally vote AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards and has been the subject of recent, significant fines, or litigation resulting from greenhouse gas emissions.

POLITICAL CONTRIBUTIONS AND TRADE ASSOCIATIONS SPENDING

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

     - The company is in compliance with laws governing corporate political activities; and

     - The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and not coercive.

Vote AGAINST proposals to publish in newspapers and public media the company's political contributions as such publications could present significant cost to the company without providing commensurate value to shareholders. Vote CASE-BY-CASE on proposals to improve the disclosure of a company's political contributions and trade association spending, considering:

     - Recent significant controversy or litigation related to the company's political contributions or governmental affairs; and

     - The public availability of a company policy on political contributions and trade association spending including information on the types of organizations supported, the business rationale for supporting these organizations, and the oversight and compliance procedures related to such expenditures.

Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage. Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

SUSTAINABILITY REPORTING

Generally vote FOR proposals requesting the company to report on policies and initiatives related to social, economic, and environmental sustainability, unless:

     - The company already discloses similar information through existing reports or policies such as an environment, health, and safety (EHS) report; a comprehensive code of corporate conduct; and/or a diversity report; or

     - The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

                       FIRST AMERICAN STRATEGY FUNDS, INC.
                           PART C - OTHER INFORMATION

ITEM 23.  EXHIBITS

(a)(1) Amended and Restated Articles of Incorporation, as executed on June 19, 1996 (Incorporated by reference to Exhibit (1) to initial filing, filed on July 2, 1996 (File Nos. 333-07463 and 811-07687)).

(a)(2) Certificate of Designation designating new series and new share classes (Incorporated by reference to Exhibit (a)(2) to Post-Effective Amendment No. 9, filed on June 27, 2001 (File Nos. 333-07463 and 811-07687)).

(a)(3) Articles of Amendment to Articles of Incorporation relating to sale of Global Growth Allocation Fund to Aggressive Allocation Fund dated May 14, 2002 (Incorporated by reference to Exhibit (a)(3) to Post-Effective Amendment No. 21, filed on January 31, 2005 (File Nos. 333-07463 and 811-07687)).

(b)       Bylaws of Registrant, as amended.*

(c)       Not applicable.

(d)(1) Investment Advisory Agreement between the Registrant and First Bank National Association dated October 1, 1996 (Incorporated by reference to Exhibit (d)(1) to Post-Effective Amendment No. 20, filed on December 2, 2004 (File Nos. 333-07463, 811-07687)).

(d)(2)    Exhibit A to Investment Advisory Agreement effective December 10,
          2008.*

(d)(3) Assignment and Assumption Agreement dated May 2, 2001, assigning Investment Advisory Agreement to U.S. Bancorp Piper Jaffray Asset Management, Inc. (Incorporated by reference to Exhibit (d)(3) to Post-Effective Amendment No. 20, filed on December 2, 2004 (File Nos. 333-07463, 811-07687)).

(d)(4) Amendment to Investment Advisory Agreement, dated as of June 21, 2005, permitting Registrant to purchase securities from Piper Jaffray & Co. (Incorporated by reference to Exhibit (d)(5) to Post-Effective Amendment No. 22, filed on December 27, 2005 (File Nos. 333-07463 and 811-07687)).

(d)(5)    Expense Limitation Agreement dated December 10, 2008.*

(e)(1) Distribution Agreement between Registrant and Quasar Distributors, LLC, effective July 1, 2007 (Incorporated by reference to Exhibit
          (e)(1) to Post-Effective Amendment No. 27, filed on December 20, 2007 (File Nos. 333-07463 and 811-07687)).

(e)(2)    Form of Dealer Agreement.*

(f)(1) Deferred Compensation Plan for Directors Trust Agreement dated January 1, 2000, as amended December 2007.*

(f)(2) Deferred Compensation Plan for Directors Trust Agreement, Amended Summary of Terms as amended December 2007.*

(g)(1) Custodian Agreement between the Registrant and First Trust National Association dated October 1, 1996 (Incorporated by reference to Exhibit (g)(1) to Post-Effective Amendment No. 20, filed on December 2, 2004 (File Nos. 333-07463, 811-07687)).

(g)(2) Assignment of Custodian Agreement and Security Lending Agency Agreement to U.S. Bank National Association, dated May 1, 1998 (Incorporated by reference to Exhibit (g)(2) to Post-Effective Amendment No. 4, filed on December 2, 1998 (File Nos. 333-07463, 811-07687)).

(g)(3) Supplement to Custodian Agreement between Registrant and U.S. Bank National Association dated December 8, 1999 (Incorporated by reference to Exhibit (g)(3) to Post-Effective Amendment No. 20, filed on December 2, 2004 (File Nos. 333-07463, 811-07687)).

(g)(4) Amendment and Restatement of Compensation Agreement and Amendment to Custodian Agreement, dated as of July 1, 2005, between Registrant and U.S. Bank National Association relating to compensation paid to custodian and transfer taxes and other disbursements (Incorporated by reference to Exhibit (g)(4) to Post-Effective Amendment No. 22, filed on December 27, 2005 (File Nos. 333-07463 and 811-07687)).

(h)(1) Administration Agreement, dated as of July 1, 2006, by and between Registrant and FAF Advisors, Inc. (Incorporated by reference to Exhibit (h)(1) to Post-Effective Amendment No. 25, filed October 20, 2006 (File Nos. 333-07463 and 811-07687)).

(h)(2) Schedule A to Administration Agreement, effective October 1, 2006 (Incorporated by reference to Exhibit (h)(2) to Post-Effective Amendment No. 26, filed December 20, 2006 (File Nos. 333-07463 and 811-07687)).

(h)(3) Sub-Administration Agreement, effective as of July 1, 2005, by and between FAF Advisors, Inc. (formerly known as U.S. Bancorp Asset Management, Inc.) and U.S. Bancorp Fund Services, LLC (Incorporated by reference to Exhibit (h)(2) to Post-Effective Amendment No. 22, filed on December 27, 2005 (File Nos. 333-07463 and 811-07687)).

(h)(4) Transfer Agent and Shareholder Servicing Agreement, dated as of September 19, 2006, by and among Registrant, U.S. Bancorp Fund Services, LLC, and FAF Advisors, Inc. (Incorporated by reference to Exhibit (e)(1) to Post-Effective Amendment No. 27, filed on December 20, 2007 (File Nos. 333-07463 and 811-07687)).

(h)(5) Fee Schedule to Transfer Agent and Shareholder Servicing Agreement, effective April 1, 2007.*

(i)       Opinion and Consent of Dorsey & Whitney LLP.*

(j)       Consent of Ernst & Young LLP.*

(k)       Not applicable.

(l)       Not applicable.

(m) Amended and Restated Distribution and Service Plan effective September 19, 2006 for Class A, Class B, Class C, and Class R shares (Incorporated by reference to Exhibit (e)(1) to Post-Effective Amendment No. 27, filed on December 20, 2007 (File Nos. 333-07463 and 811-07687)).

(n) Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3 effective December 10, 2008.*

(o)       Reserved.

(p)(1) First American Funds Code of Ethics adopted under Rule 17j-1 of the Investment Company Act of 1940 and Section 406 of the Sarbanes-Oxley Act (Incorporated by reference to Exhibit (p)(1) to Post-Effective Amendment No. 27, filed on December 20, 2007 (File Nos. 333-07463 and 811-07687)).

(p)(2) FAF Advisors, Inc. Code of Ethics adopted under Rule 17j-1 of the Investment Company Act of 1940.*

(p)(3) Quasar Distributors, LLC, Code of Ethics adopted under Rule 17j-1 of the Investment Company Act of 1940.*

(q)       Power of Attorney dated May 7, 2008.*

*         Filed herewith.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

Not applicable.

ITEM 25. INDEMNIFICATION

     The Registrant's Articles of Incorporation and Bylaws provide that the Registrant shall indemnify such persons for such expenses and liabilities, in such manner, under such circumstances, and to the full extent as permitted by
Section 302A.521 of the Minnesota Statutes, as now enacted or hereafter amended; provided, however, that no such indemnification may be made if it would be in violation of Section 17(h) of the Investment Company Act of 1940, as now enacted or hereafter amended, and any rules, regulations, or releases promulgated thereunder. Section 302A.521 of the Minnesota Statutes, as now enacted, provides that a corporation shall indemnify a person made or threatened to be made a party to a proceeding by reason of the former or present official capacity of the person against judgments, penalties, fines, settlements and reasonable expenses, including attorneys' fees and disbursements, incurred by the person in connection with the proceeding if, with respect to the acts or omissions of the person complained of in the proceeding, the person has not been indemnified by another organization for the same judgments, penalties, fines, settlements, and reasonable expenses incurred by the person in connection with the proceeding with respect to the same acts or omissions; acted in good faith, received no improper personal benefit, and the Minnesota Statutes dealing with directors' conflicts of interest, if applicable, have been satisfied; in the case of a criminal proceeding, had no reasonable cause to believe that the conduct was unlawful; and reasonably believed that the conduct was in the best interests of the corporation or, in certain circumstances, reasonably believed that the conduct was not opposed to the best interests of the corporation. The Registrant undertakes that no indemnification or advance will be made unless it is consistent with Sections 17(h) or 17(i) of the Investment Company Act of 1940, as now enacted or hereafter amended, and Securities and Exchange Commission rules, regulations, and releases (including, without limitation, Investment Company Act of 1940 Release No. 11330, September 2,
1980). Insofar as the indemnification for liability arising under the Securities Act of 1933, as amended, may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933, as amended, and will be governed by the final adjudication of such issue.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

     Information on the business of the Registrant's investment adviser, FAF Advisors, Inc. (the "Manager"), is described in the section of each series' Statement of Additional Information, filed as part of this Registration Statement, entitled "Investment Advisory and Other Services." The directors and officers of the Manager are listed below, together with their principal occupation or other positions of a substantial nature during the past two fiscal years.

     Thomas S. Schreier, Jr., President and Chief Executive Officer and chair of Board of Directors, FAF Advisors, Inc. ("FAF Advisors"), Minneapolis, MN (May 2001 to present); President, First American Investment Funds, Inc. ("FAIF"), First American Funds, Inc. ("FAF"), First American Strategy Funds, Inc. ("FASF"), and eight closed-end funds advised by FAF Advisors--American Strategic Income Portfolio Inc., American Strategic Income Portfolio Inc. - II, American Strategic Income Portfolio Inc. - III, American Select Portfolio Inc., American Municipal Income Portfolio Inc., Minnesota Municipal Income Portfolio Inc., First American Minnesota Municipal Income Fund II, Inc., and American Income Fund, Inc. collectively referred to as the First American Closed-End Funds ("FACEF"), Minneapolis, MN (February 2001 to present); President, Mount Vernon Securities Lending Trust, Minneapolis, MN (October 2005 to present); Chief Investment Officer, FAF Advisors, Minneapolis, MN (August 2007 to present).

     Charles R. Manzoni, Jr., General Counsel and Secretary and director on Board of Directors, FAF Advisors, Minneapolis, MN (June 2004 to present).

     Joseph M. Ulrey, III, Chief Financial Officer and director on Board of Directors, FAF Advisors, Minneapolis, MN (December 2004 to present).

     Frank L. Wheeler, Head of Distribution, FAF Advisors, Minneapolis, MN (April 2007 to present); Managing Director and Head of Institutional Marketing, Merrill Lynch Investment Managers, Princeton, New Jersey (2004 to April 2007).

     David H. Lui, Chief Compliance Officer, FAF Advisors, Minneapolis, MN (March 2005 to present); Chief Compliance Officer, FAIF, FAF, FASF, and FACEF, Minneapolis, MN (February 2005 to present); Chief Compliance Officer, Mount Vernon Securities Lending Trust, Minneapolis, MN (October 2005 to present).

     Mark D. Corns, Anti-Money Laundering Officer, FAF Advisors, Minneapolis, MN (August 2008 to present); Anti-Money Laundering Officer, FAIF, FAF, FASF, FACEF, and Mount Vernon Securities Lending Trust, Minneapolis, MN (September 2008 to present); Director of Compliance, FAF Advisors, Minneapolis, MN (June 2006 to Present).

     John P. Kinsella, Senior Vice President and Director of Tax, FAF Advisors, Minneapolis, MN (February 2003 to present).

ITEM 27. PRINCIPAL UNDERWRITERS:

     Registrant's distributor, Quasar Distributors, LLC (the "Distributor") acts as principal underwriter and distributor for the following investment companies:

Academy Fund Trust
ActivePassive Funds
AIP Alternative Strategies Funds
Akros Absolute Return Fund
Al Frank Funds
Allied Asset Advisors Funds
Alpine Equity Trust
Alpine Income Trust
Alpine Series Trust
American Trust Allegiance Fund
Appleton Group
Artio Global Funds
Ascentia Funds
Brandes Investment Trust
Brandywine Blue Funds, Inc.
Brazos Mutual Funds
Bridges Investment Fund, Inc.
Bristlecone Value Fund
Buffalo Funds
CAN SLIM Select Growth Fund
Capital Advisors Funds
Chase Funds
Cookson Peirce
Counterpoint Select Fund
Country Funds
Cullen Funds
Davidson Funds
Edgar Lomax Value Fund
Empiric Funds, Inc.
Fairholme Fund
FIMCO Funds
First American Funds, Inc.
First American Investment Funds, Inc.
First American Strategy Funds, Inc.
Fort Pitt Capital Group, Inc.
Fund X Funds
Fusion Funds, LLC
Geneva Advisors All Cap Growth Fund
Glenmede Fund, Inc.
Glenmede Portfolios
Greenspring Fund
Grub & Ellis
Guinness Atkinson Funds
Harding Loevner Funds
Hennessy Funds, Inc
Hennessy Mutual Funds, Inc.
Hodges Fund
Hotchkis and Wiley Funds
Huber Funds
Intrepid Capital Management
Jacob Internet Fund Inc.
Kensington Funds
Keystone Mutual Funds
Kiewit Investment Fund LLLP
Kirr Marbach Partners Funds, Inc.
LKCM Funds
Marketfield Fund
Masters' Select Fund Trust
Matrix Asset Advisors, Inc.
McCarthy Fund
Monetta Fund, Inc.
Monetta Trust
MP63 Fund
Muhlenkamp (Wexford Trust)
Nicholas Funds
Osterweis Funds
Perkins Capital Management
Permanent Portfolio Funds
Perritt Opportunities Funds
Phocas Financial Funds
PIA Funds
PIC Funds
Portfolio 21
Primecap Odyssey Funds
Prospector Funds
Prudent Bear Funds, Inc.
Purisima Funds
Quaker Investment Trust
Rainier Funds
Rigel Capital, LLC
Rockland Funds Trust
Schooner Investment Group
Smead Fund
Snow Fund
Stephens Management Co.
Structured Investment Management, LLC
Summit Funds
Teberg Fund
Thompson Plumb (TIM)
Thunderstorm Mutual Funds
TIFF Investment Program, Inc.
Tygh Capital Management
USA Mutuals Funds
Villere Fund
W Y Funds
Winslow Green Mutual Funds

The board members and officers of Quasar Distributors, LLC and their positions or offices with the Registrant are identified in the following table. Unless otherwise noted, the business address for each board member or officer is Quasar Distributors, LLC 615 East Michigan Street, Milwaukee, WI 53202.

                            POSITION AND OFFICES WITH   POSITION AND OFFICES WITH
NAME                               UNDERWRITER                  REGISTRANT
-------------------------   -------------------------   -------------------------
James R. Schoenike          President, Board Member     None
Joe D. Redwine              Board Member                None
Robert Kern                 Board Member                None
777 East Wisconsin Avenue
Milwaukee, WI 53202
Eric W. Falkeis             Board Member                None
777 East Wisconsin Avenue
Milwaukee, WI 53202
Susan L.  La Fond           Treasurer                   None
Andrew M. Strnad            Secretary                   None
Teresa Cowan                Assistant Secretary         None

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

All accounts, books, and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by FAF Advisors, Inc., 800 Nicollet Mall, Minneapolis, Minnesota, 55402, and U.S. Bancorp Fund Services, LLC, 615 E. Michigan Street, Milwaukee, Wisconsin 53202.

ITEM 29. MANAGEMENT SERVICES

Not applicable.

ITEM 30. UNDERTAKINGS

Not applicable.

                                   SIGNATURES

     As required by the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment to its Registration Statement Nos. 033-07463 and 811-07687 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minneapolis, State of Minnesota, on the 10th day of December 2008.

                                         FIRST AMERICAN STRATEGY FUNDS, INC.


                                         By: /s/ Thomas S. Schreier, Jr.
                                             -----------------------------------
                                             Thomas S. Schreier, Jr.
                                             President

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to the Registration Statement has been signed below by the following persons in the capacity indicated and on December 10, 2008.

SIGNATURE                                                            TITLE
--------------------------------------   --------------------------------------------------


     /s/ Thomas S. Schreier, Jr.                              President
--------------------------------------
       Thomas S. Schreier, Jr.


    /s/ Charles D. Gariboldi, Jr.        Treasurer (principal financial/accounting officer)
--------------------------------------
      Charles D. Gariboldi, Jr.


                  *                                           Director
--------------------------------------
       Benjamin R. Field, III


                  *                                           Director
--------------------------------------
         Victoria J. Herget


                  *                                           Director
--------------------------------------
           Roger A. Gibson


                  *                                           Director
--------------------------------------
           John P. Kayser


                  *                                           Director
--------------------------------------
        Leonard W. Kedrowski


                  *                                           Director
--------------------------------------
         Richard K. Riederer


                  *                                           Director
--------------------------------------
          Joseph D. Strauss


                  *                                           Director
--------------------------------------
        Virginia L. Stringer


                  *                                           Director
--------------------------------------
            James M. Wade

* Richard J. Ertel , by signing his name hereto, does hereby sign this document on behalf of each of the above-named Directors of First American Strategy Funds, Inc. pursuant to the powers of attorney duly executed by such persons.


By: /s/ Richard J. Ertel
    ----------------------------------
    Richard J. Ertel                     Attorney-in-Fact

                                  EXHIBIT INDEX

EXHIBIT NUMBER   NAME OF EXHIBIT
--------------   ------------------------------------------------------------------
(b)              Bylaws, as amended
(d)(2)           Fee Schedule to Advisory Agreement
(d)(5)           Expense Limitation Agreement
(e)(2)           Form of Dealer Agreement
(f)(1)           Directors' Deferred Compensation Plan
(f)(2)           Directors' Deferred Compensation Plan Summary of Terms
(h)(5)           Fee Schedule to Transfer Agent and Shareholder Servicing Agreement
(i)              Opinion and Consent of Dorsey & Whitney LLP
(j)              Consent of Ernst & Young LLP
(n)              Rule 18f-3 Plan
(p)(2)           FAF Advisors' Code of Ethics
(p)(3)           Quasar's Code of Ethics
(q)              Power of Attorney